                                               Registration No. 2-94157/811-4146


          As filed with the Securities and Exchange Commission on April 22, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 57


                                       and

                       THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 58


                            -------------------------

                         MANUFACTURERS INVESTMENT TRUST
                          (formerly NASL Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                                73 Tremont Street
                           Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

                            -------------------------

                            James D. Gallagher, Esq.
                                    Secretary
                         Manufacturers Investment Trust
                                73 Tremont Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                                   Copies to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                              Washington, DC 20007

                            -------------------------

It is proposed that this filing will become effective:

     ___  immediately upon filing pursuant to paragraph (b)


     _X_  on May 1, 2003 pursuant to paragraph (b)

     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)


     ___  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:


__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                                   Prospectus

                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108


Manufacturers Investment Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Trust provides a range of investment objectives through seventy-five separate investment portfolios, seventy-one of which are described in this prospectus. The names of those portfolios are as follows:


SCIENCE & TECHNOLOGY TRUST
INTERNET TECHNOLOGIES TRUST
PACIFIC RIM EMERGING MARKETS TRUST
TELECOMMUNICATIONS TRUST
HEALTH SCIENCES TRUST
EMERGING GROWTH TRUST
AGGRESSIVE GROWTH TRUST
EMERGING SMALL COMPANY TRUST
SMALL COMPANY BLEND TRUST
DYNAMIC GROWTH TRUST
MID CAP GROWTH TRUST
MID CAP OPPORTUNITIES TRUST
MID CAP STOCK TRUST
NATURAL RESOURCES TRUST
ALL CAP GROWTH TRUST
STRATEGIC OPPORTUNITIES TRUST
FINANCIAL SERVICES TRUST
INTERNATIONAL STOCK TRUST
OVERSEAS TRUST
INTERNATIONAL SMALL CAP TRUST
INTERNATIONAL VALUE TRUST
QUANTITATIVE MID CAP TRUST
MID CAP CORE TRUST
GLOBAL EQUITY TRUST
STRATEGIC GROWTH TRUST
CAPITAL APPRECIATION TRUST
QUANTITATIVE ALL CAP TRUST
ALL CAP CORE TRUST (formerly Growth Trust)
LARGE CAP GROWTH TRUST
QUANTITATIVE EQUITY TRUST
BLUE CHIP GROWTH TRUST
U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust)
STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust)
LARGE CAP VALUE TRUST
UTILITIES TRUST
REAL ESTATE SECURITIES TRUST
SMALL CAP OPPORTUNITIES TRUST
SMALL COMPANY VALUE TRUST
SPECIAL VALUE TRUST
MID CAP VALUE TRUST
VALUE TRUST
ALL CAP VALUE TRUST
EQUITY INDEX TRUST
FUNDAMENTAL VALUE TRUST
GROWTH & INCOME TRUST
EQUITY-INCOME TRUST
INCOME & VALUE TRUST
BALANCED TRUST
GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)
HIGH YIELD TRUST
STRATEGIC BOND TRUST

GLOBAL BOND TRUST
DIVERSIFIED BOND TRUST
INVESTMENT QUALITY BOND TRUST
TOTAL RETURN TRUST
REAL RETURN BOND TRUST
U.S. GOVERNMENT SECURITIES TRUST
MONEY MARKET TRUST
SMALL CAP INDEX TRUST
INTERNATIONAL INDEX TRUST
MID CAP INDEX TRUST
TOTAL STOCK MARKET INDEX TRUST
500 INDEX TRUST
LIFESTYLE AGGRESSIVE 1000 TRUST
LIFESTYLE GROWTH 820 TRUST
LIFESTYLE BALANCED 640 TRUST
LIFESTYLE MODERATE 460 TRUST
LIFESTYLE CONSERVATIVE 280 TRUST

SMALL-MID CAP GROWTH TRUST
SMALL-MID CAP TRUST
INTERNATIONAL EQUITY SELECT TRUST
SELECT GROWTH TRUST
GLOBAL EQUITY SELECT TRUST
CORE VALUE TRUST
HIGH GRADE BOND TRUST





NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                   The date of this Prospectus is May 1, 2003.

                         MANUFACTURERS INVESTMENT TRUST

                                TABLE OF CONTENTS

PORTFOLIO DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS..................................
         Science & Technology Trust
       Internet Technologies Trust..............................................
       Pacific Rim Emerging Markets Trust.......................................
       Telecommunications Trust.................................................
         Health Sciences Trust
         Emerging Growth Trust
       Aggressive Growth Trust..................................................
       Emerging Small Company Trust.............................................
       Small Company Blend Trust................................................
       Dynamic Growth Trust.....................................................
       Mid Cap Growth Trust.....................................................
       Mid Cap Opportunities Trust..............................................
       Mid Cap Stock Trust......................................................
         Natural Resources Trust
       All Cap Growth Trust.....................................................
       Strategic Opportunities Trust............................................
       Financial Services Trust.................................................
       International Stock Trust................................................
       Overseas Trust...........................................................
       International Small Cap Trust............................................
       International Value Trust................................................
       Quantitative Mid Cap Trust...............................................
         Mid Cap Core Trust
       Global Equity Trust......................................................
       Strategic Growth Trust...................................................
       Capital Appreciation Trust...............................................
         Quantitative All Cap Trust
       All Cap Core Trust (formerly Growth Trust)...............................
       Large Cap Growth Trust...................................................
       Quantitative Equity Trust
       Blue Chip Growth Trust...................................................
       U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)..............
       Strategic Value Trust (formerly, Capital Opportunities Trust)............
       Large Cap Value Trust
       Utilities Trust..........................................................
       Real Estate Securities Trust.............................................
       Small Cap Opportunities Trust ...........................................
       Small Company Value Trust................................................
       Special Value Trust
       Mid Cap Value Trust......................................................
       Value Trust..............................................................
       All Cap Value Trust......................................................
       Equity Index Trust.......................................................
       Fundamental Value Trust..................................................
       Growth & Income Trust....................................................
       Equity-Income Trust......................................................
       Income & Value Trust.....................................................
       Balanced Trust...........................................................
       Global Allocation Trust (formerly, Tactical Allocation Trust)............
       High Yield Trust.........................................................
       Strategic Bond Trust.....................................................
       Global Bond Trust........................................................
       Diversified Bond Trust...................................................
       Investment Quality Bond Trust............................................
       Total Return Trust.......................................................
       Real Return Bond Trust
       U.S. Government Securities Trust.........................................
       Money Market Trust.......................................................
       The Index Trusts.........................................................
       The Lifestyle Trusts.....................................................

       Small-Mid Cap Growth Trust...............................................
       Small-Mid Cap Trust......................................................
       International Equity Select Trust........................................

       Select Growth Trust......................................................
       Global Equity Select Trust...............................................
       Core Value Trust.........................................................
       High Grade Bond Trust....................................................
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS'
  INVESTMENTS...................................................................
      Risks of Investing in Certain Types of Securities.........................
      Additional Investment Policies............................................
      Hedging and Other Strategic Transactions..................................
MANAGEMENT OF THE TRUST.........................................................
      Advisory Arrangements.....................................................
      Subadvisory Arrangements..................................................
MULTIPLE CLASS PRICING; RULE 12B-1 PLANS........................................
GENERAL INFORMATION.............................................................
      Taxes.....................................................................
      Dividends.................................................................
      Purchase and Redemption of Shares.........................................
      Purchasers of Shares of the Trust.........................................
FINANCIAL HIGHLIGHTS............................................................
      Additional Information....................................................

                             PORTFOLIO DESCRIPTIONS:
                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
                      PERFORMANCE AND FINANCIAL HIGHLIGHTS


    The Trust is a series trust which currently has seventy-nine separate investment portfolios, seventy-five of which are described in this prospectus. The investment objectives, principal investment strategies and principal risks of the portfolios are set forth in the portfolio descriptions below, together with performance information and financial highlights for each portfolio. Manufacturers Securities Services, LLC is the investment adviser to the Trust, and each portfolio has its own subadviser.


INVESTMENT OBJECTIVES AND STRATEGIES

    Each portfolio has a stated investment objective which it pursues through separate investment strategies or policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' investment policies is set forth under "Additional Investment Policies."

    Temporary Defensive Investing. Except as otherwise stated below in the description of a particular portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

    Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular portfolio, each portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

    More complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

RISKS OF INVESTING IN EACH PORTFOLIO

    Certain risks of investing in each portfolio are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a portfolio, are more fully described below under "Risks of Investing in Certain Types of Securities."

        -   Non-Diversified Portfolios

        -   Equity Securities

        -   Fixed Income Securities

        -   Investment Grade Fixed Income Securities in the Lowest Rating
        Category

        -   Lower Rated Fixed Income Securities

        -   Small and Medium Size Companies

        -   Foreign Securities

        -   Investment Company Securities

        -   Stripped Securities

        -   Mortgage-Backed and Asset-Backed Securities

        -   Securities Linked to the Real Estate Market

        -   Industry or Sector Investing

    An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    Portfolio Turnover. Unless otherwise noted in the description a portfolio, each portfolio anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included in each portfolio description. See also "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

    Each portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in each portfolio of the Trust.

    Bar Chart. The bar chart shows changes in the performance of Series I shares (formerly referred to as Class A shares) of each portfolio from year to year over a ten-year period. The performance of Series II shares (formerly referred to as Class B shares) and Series III shares (also referred to as "Class R shares") of each portfolio would be lower due to the higher Rule 12b-1 fees. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

    Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2002 for both Series I Shares and Series II shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return. Series III performance is not included since it has not yet commenced operations.

    Performance information in the Bar Chart and the Performance Table reflects all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

FEES AND EXPENSES FOR EACH PORTFOLIO


    The table below describes the fees and expenses for each class of shares of each portfolio of the Trust. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. Such fees and expenses are listed in the prospectus for the variable insurance contract.



    Series III shares are not currently available for sale. The offering of Series III shares and the amount of class expenses of Series III shares is subject to the approval of the Trustees of the Trust.




                              TRUST ANNUAL EXPENSES
        (as a percentage of Trust average net assets for the fiscal year ended December 31, 2002)

TRUST PORTFOLIO               MANAGEMENT
                                 FEES              12B-1 FEES             OTHER EXPENSES         TOTAL TRUST ANNUAL EXPENSES
                              ---------   ---------------------------  ----------------------  ----------------------------------
                                                              SERIES    SERIES I
                                           SERIES  SERIES      III         &         SERIES     SERIES      SERIES      SERIES
                                             I       II       (+++)     SERIES II     III          I          II         III(+++)
                                          -------  -------  ---------  -----------  ---------  ----------  ----------  ----------
Science & Technology          0.950%(E)    0.150%   0.350%    0.500%   0.070%       0.080%     1.170%(E)   1.370%      1.530%
Internet Technologies         1.000%       0.150%   0.350%    0.500%   0.150%       0.220%     1.300%      1.500%      1.720%
Pacific Rim Emerging Markets  0.700%       0.150%   0.350%    0.500%   0.380%       0.420%     1.230%      1.430%      1.620%
Telecommunications            0.950%       0.150%   0.350%    0.500%   0.410%       0.570%     1.510%      1.710%      2.020%
Health Sciences               0.950%(E)    0.150%   0.350%    0.500%   0.150%       0.180%     1.250%(E)   1.450%(E)   1.630%
Emerging Growth               0.700%       0.150%   0.350%    0.500%   0.160%(A)    0.200%     1.010%      1.210%      1.400%
Aggressive Growth             0.850%       0.150%   0.350%    0.500%   0.090%       0.100%     1.090%      1.290%      1.450%
Emerging Small Company        0.900%       0.150%   0.350%    0.500%   0.070%       0.080%     1.120%      1.320%      1.480%
Small Company Blend           0.900%       0.150%   0.350%    0.500%   0.100%       0.120%     1.150%      1.350%      1.520%
Dynamic Growth                0.850%       0.150%   0.350%    0.500%   0.100%       0.120%     1.100%      1.300%      1.470%
Mid Cap Growth                0.850%       0.150%   0.350%    0.500%   0.250%       0.310%     1.250%      1.450%      1.660%
Mid Cap Opportunities         0.850%       0.150%   0.350%    0.500%   0.400%       0.460%     1.400%      1.600%      1.810%
Mid Cap Stock                 0.775%       0.150%   0.350%    0.500%   0.075%       0.090%     1.000%      1.200%      1.365%
Natural Resources             0.950%       0.150%   0.350%    0.500%   0.160%(A)    0.200%     1.260%      1.460%      1.650%
All Cap Growth                0.795%       0.150%   0.350%    0.500%   0.075%       0.080%     1.020%      1.220%      1.375%
Strategic Opportunities       0.700%       0.150%   0.350%    0.500%   0.070%       0.080%     0.920%      1.120%      1.280%
Financial Services            0.800%       0.150%   0.350%    0.500%   0.120%       0.170%     1.070%      1.270%      1.470%
International Stock           0.850%       0.150%   0.350%    0.500%   0.180%       0.190%     1.180%      1.380%      1.540%
Overseas                      0.800%       0.150%   0.350%    0.500%   0.150%       0.160%     1.100%      1.300%      1.460%
International Small Cap       0.950%       0.150%   0.350%    0.500%   0.470%       0.490%     1.570%      1.770%      1.940%
International Value           0.827%       0.150%   0.350%    0.500%   0.143%       0.155%     1.120%      1.320%      1.482%
Quantitative Mid Cap          0.650%       0.150%   0.350%    0.500%   0.100%       0.130%     0.900%      1.100%      1.280%
Mid Cap Core                  0.810%       0.150%   0.350%    0.500%   0.110%(A)    0.150%     1.070%      1.270%      1.460%
Global Equity                 0.750%       0.150%   0.350%    0.500%   0.140%       0.150%     1.040%      1.240%      1.400%
Strategic Growth              0.750%       0.150%   0.350%    0.500%   0.110%       0.130%     1.010%      1.210%      1.380%
Capital Appreciation          0.750%       0.150%   0.350%    0.500%   0.150%       0.190%     1.050%      1.250%      1.440%
Quantitative All Cap          0.625%       0.150%   0.350%    0.500%   0.120%(A)    0.160%     0.895%      1.095%      1.285%
All Cap Core                  0.700%       0.150%   0.350%    0.500%   0.060%       0.070%     0.910%      1.110%      1.270%
Large Cap Growth              0.750%       0.150%   0.350%    0.500%   0.080%       0.090%     0.980%      1.180%      1.340%
Quantitative Equity           0.600%       0.150%   0.350%    0.500%   0.070%       0.080%     0.820%      1.020%      1.180%
Blue Chip Growth              0.718%(E)    0.150%   0.350%    0.500%   0.062%       0.067%     0.930%(E)   1.130%(E)   1.285%
U.S. Large Cap                0.725%       0.150%   0.350%    0.500%   0.065%       0.073%     0.940%      1.140%      1.298%
Strategic Value               0.750%       0.150%   0.350%    0.500%   0.240%       0.300%     1.140%      1.340%      1.550%
Large Cap Value               0.800%       0.150%   0.350%    0.500%   0.250%(A)    0.330%     1.200%      1.400%      1.630%
Utilities                     0.750%       0.150%   0.350%    0.500%   0.380%       0.480%     1.280%      1.480%      1.730%
Real Estate Securities        0.631%       0.150%   0.350%    0.500%   0.059%       0.070%     0.840%      1.040%      1.201%
Small Cap Opportunities       0.900%       0.150%   0.350%    0.500%   0.140%(A)    0.180%     1.190%      1.390%      1.580%
Small Company Value           0.900%(E)    0.150%   0.350%    0.500%   0.070%       0.080%     1.120%(E)   1.320%(E)   1.480%
Special Value                 0.900%       0.150%   0.350%    0.500%   0.160%(A)    0.200%     1.210%      1.410%      1.600%
Mid Cap Value                 0.796%       0.150%   0.350%    0.500%   0.074%       0.089%     1.020%      1.220%      1.385%
Value                         0.640%       0.150%   0.350%    0.500%   0.070%       0.080%     0.860%      1.060%      1.220%
All Cap Value                 0.800%       0.150%   0.350%    0.500%   0.200%       0.270%     1.150%      1.350%      1.570%
Equity Index                  0.250%         N/A      N/A       N/A    0.160%         N/A      0.410%(G)     N/A         N/A
Fundamental Value             0.750%       0.150%   0.350%    0.500%   0.080%       0.100%     0.980%      1.180%      1.350%
Growth & Income               0.539%       0.150%   0.350%    0.500%   0.061%       0.066%     0.750%      0.950%      1.105%
Equity-Income                 0.722%(E)    0.150%   0.350%    0.500%   0.058%       0.064%     0.930%(E)   1.130%(E)   1.286%
Income & Value                0.650%       0.150%   0.350%    0.500%   0.080%       0.090%     0.880%      1.080%      1.240%
Balanced                      0.566%       0.150%   0.350%    0.500%   0.094%       0.111%     0.810%      1.010%      1.177%
Global Allocation             0.750%       0.150%   0.350%    0.500%   0.280%       0.310%     1.180%      1.380%      1.560%
High Yield                    0.625%       0.150%   0.350%    0.500%   0.065%       0.075%     0.840%      1.040%      1.200%
Strategic Bond                0.625%       0.150%   0.350%    0.500%   0.085%       0.095%     0.860%      1.060%      1.220%
Global Bond                   0.600%       0.150%   0.350%    0.500%   0.170%       0.190%     0.920%      1.120%      1.290%
Diversified Bond              0.600%       0.150%   0.350%    0.500%   0.070%       0.080%     0.820%      1.020%      1.180%
Investment Quality Bond       0.500%       0.150%   0.350%    0.500%   0.090%       0.100%     0.740%      0.940%      1.100%
Total Return                  0.600%       0.150%   0.350%    0.500%   0.060%       0.070%     0.810%      1.010%      1.170%
Real Return Bond              0.600%       0.150%   0.350%    0.500%   0.200%(A)    0.240%     0.950%      1.150%      1.340%
U.S. Government Securities    0.521%       0.150%   0.350%    0.500%   0.069%       0.076%     0.740%      0.940%      1.097%
Money Market                  0.350%       0.150%   0.350%    0.500%   0.050%       0.060%     0.550%      0.750%      0.910%
Small Cap Index               0.375%       0.150%   0.350%    0.500%   0.065%       0.102%     0.590%      0.790%      0.977%
International Index           0.400%       0.150%   0.350%    0.500%   0.070%       0.110%     0.620%(F)   0.820%(F)   1.010%
Mid Cap Index                 0.375%       0.150%   0.350%    0.500%   0.055%       0.082%     0.580%      0.780%      0.957%
Total Stock Market Index      0.375%       0.150%   0.350%    0.500%   0.065%       0.098%     0.590%      0.790%      0.973%
500 Index                     0.375%       0.150%   0.350%    0.500%   0.045%       0.052%     0.570%      0.770%      0.927%
Lifestyle Aggressive 1000     0.063%         N/A      N/A     0.150%   1.162%(B+)   1.560%(B)  1.225%(CD)  1.425%(CD)  1.773%(CD)
                                                                       1.362%(B++)
Lifestyle Growth 820          0.053%         N/A      N/A     0.150%   1.103%(B+)   1.491%(B)  1.156%(CD)  1.356%(CD)  1.694%(CD)
                                                                       1.303%(B++)
Lifestyle Balanced 640        0.053%         N/A      N/A     0.150%   1.014%(B+)   1.396%(B)  1.067%(CD)  1.267%(CD)  1.599%(CD)
                                                                       1.214%(B++)
Lifestyle Moderate 460        0.058%         N/A      N/A     0.150%   0.935%(B+)   1.314%(B)  0.993%(CD)  1.193%(CD)  1.522%(CD)
                                                                       1.135%(B++)
Lifestyle Conservative 280    0.061%         N/A      N/A     0.150%   0.876%(B+)   1.258%(B)  0.937%(CD)  1.137%(CD)  1.469%(CD)
                                                                       1.076%(B++)
Small Mid-Cap Growth          0.800%       0.150%     N/A       N/A    2.980%(X)      N/A      3.930%        N/A         N/A
Small-Mid Cap                 0.950%       0.150%   0.350%    0.500%   0.730%(X)    0.940%     1.830%      2.030%      2.390%
International Equity Select   0.900%       0.150%   0.350%    0.500%   0.900%(X)    1.150%     1.950%      2.150%      2.550%
Select Growth                 0.800%       0.150%     N/A       N/A    2.770%(X)      N/A      3.720%        N/A         N/A
Global Equity Select          0.900%       0.150%     N/A       N/A    2.660%(X)      N/A      3.710%        N/A         N/A
Core Value                    0.800%       0.150%     N/A       N/A    2.580%(X)      N/A      3.530%        N/A         N/A
High Grade Bond               0.600%       0.150%   0.350%    0.500%   0.690%(X)    0.860%     1.440%      1.640%      1.960%


(+)Series I

(++)Series II

(+++)Series III shares are not currently available for sale. The offering of Series III shares and the amount of class expenses of Series III shares is subject to the approval of the Trustees of the Trust.

(A)   Based on estimates for the current fiscal year.

(B) "Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The expenses of the Underlying Portfolios for each Lifestyle Trust (based on the allocations made to each portfolios) are as follows:

      SERIES I SHARES (UNDERLYING PORTFOLIO EXPENSES)




-----------------------------------------------------------------------------------------------------
                                 MANAGEMENT                                        TOTAL TRUST ANNUAL
      TRUST PORTFOLIO               FEES          12b-1 FEES      OTHER EXPENSES       EXPENSES
-----------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000         0.806%             0.150%          0.169%             1.125%
-----------------------------------------------------------------------------------------------------
Lifestyle Growth 820              0.754%             0.150%          0.162%             1.066%
-----------------------------------------------------------------------------------------------------
Lifestyle Balanced 640            0.693%             0.150%          0.134%             0.977%
-----------------------------------------------------------------------------------------------------
Lifestyle Moderate 460            0.645%             0.150%          0.109%             0.903%
-----------------------------------------------------------------------------------------------------
Lifestyle Conservative 280        0.592%             0.150%          0.106%             0.847%
-----------------------------------------------------------------------------------------------------

SERIES II SHARES (UNDERLYING PORTFOLIO EXPENSES)

-------------------------------------------------------------------------------------------------
                                                                                    TOTAL TRUST
                                MANAGEMENT           RULE            OTHER            ANNUAL
     TRUST PORTFOLIO               FEES           12b-1 FEES        EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000         0.806%            0.350%           0.169%           1.325%
-------------------------------------------------------------------------------------------------
Lifestyle Growth 820              0.754%            0.350%           0.162%           1.266%
-------------------------------------------------------------------------------------------------
Lifestyle Balanced 640            0.693%            0.350%           0.134%           1.177%
-------------------------------------------------------------------------------------------------
Lifestyle Moderate 460            0.645%            0.350%           0.109%           1.103%
-------------------------------------------------------------------------------------------------
Lifestyle Conservative 280        0.592%            0.350%           0.106%           1.047%
-------------------------------------------------------------------------------------------------

SERIES III SHARES (UNDERLYING PORTFOLIO EXPENSES)


-----------------------------------------------------------------------------------------------
                                                                                    TOTAL TRUST
                                MANAGEMENT           RULE           OTHER             ANNUAL
      TRUST PORTFOLIO              FEES           12b-1 FEES       EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000         0.806%            0.500%          0.203%           1.509%
-----------------------------------------------------------------------------------------------
Lifestyle Growth 820              0.754%            0.500%          0.194%           1.448%
-----------------------------------------------------------------------------------------------
Lifestyle Balanced 640            0.693%            0.500%          0.160%           1.353%
-----------------------------------------------------------------------------------------------
Lifestyle Moderate 460            0.645%            0.500%          0.127%           1.272%
-----------------------------------------------------------------------------------------------
Lifestyle Conservative 280        0.592%            0.500%          0.124%           1.216%
-----------------------------------------------------------------------------------------------


(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation, (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (g) Rule 12b-1 fees.)

    If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement were reflected, Total Trust Annual Expenses would be lower (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2002) as noted in the charts below:

SERIES I

-------------------------------------------------------------------------------------------------
                                                                                     TOTAL TRUST
                                 MANAGEMENT          RULE             OTHER            ANNUAL
    TRUST PORTFOLIO                 FEES          12b-1 FEES        EXPENSES          EXPENSES
-------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000         0.063%            0.000%           1.137%           1.200%
-------------------------------------------------------------------------------------------------
Lifestyle Growth 820              0.053%            0.000%           1.088%           1.141%
-------------------------------------------------------------------------------------------------
Lifestyle Balanced 640            0.053%            0.000%           0.999%           1.052%
-------------------------------------------------------------------------------------------------
Lifestyle Moderate 460            0.058%            0.000%           0.920%           0.978%
-------------------------------------------------------------------------------------------------
Lifestyle Conservative 280        0.061%            0.000%           0.861%           0.922%
-------------------------------------------------------------------------------------------------

SERIES II

------------------------------------------------------------------------------------------------
                                                                                    TOTAL TRUST
                                MANAGEMENT           RULE             OTHER            ANNUAL
     TRUST PORTFOLIO               FEES           12b-1 FEES        EXPENSES          EXPENSES
------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000         0.063%            0.000%           1.337%           1.400%
------------------------------------------------------------------------------------------------
Lifestyle Growth 820              0.053%            0.000%           1.288%           1.341%
------------------------------------------------------------------------------------------------
Lifestyle Balanced 640            0.053%            0.000%           1.199%           1.252%
------------------------------------------------------------------------------------------------
Lifestyle Moderate 460            0.058%            0.000%           1.120%           1.178%
------------------------------------------------------------------------------------------------
Lifestyle Conservative 280        0.061%            0.000%           1.061%           1.122%
------------------------------------------------------------------------------------------------

SERIES III


------------------------------------------------------------------------------------------------
                                                                                    TOTAL TRUST
                                 MANAGEMENT           RULE            OTHER           ANNUAL
      TRUST PORTFOLIO               FEES           12b-1 FEES       EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000         0.063%             0.150%          1.521%           1.734%
------------------------------------------------------------------------------------------------
Lifestyle Growth 820              0.053%             0.150%          1.470%           1.673%
------------------------------------------------------------------------------------------------
Lifestyle Balanced 640            0.053%             0.150%          1.375%           1.578%
------------------------------------------------------------------------------------------------
Lifestyle Moderate 460            0.058%             0.150%          1.289%           1.497%
------------------------------------------------------------------------------------------------
Lifestyle Conservative 280        0.061%             0.150%          1.230%           1.441%
------------------------------------------------------------------------------------------------


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.


(E) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


---------------------------------------------------------------------------------------
                                                      FEE REDUCTION
         COMBINED ASSET LEVELS             (AS A PERCENTAGE OF THE ADVISORY FEE)
---------------------------------------------------------------------------------------
First $750 million                                        0.00%
---------------------------------------------------------------------------------------
Between $750 million and $1.5 billion                     5.00%
---------------------------------------------------------------------------------------
Between $1.5 billion and $3.0 billion                     7.50%
---------------------------------------------------------------------------------------
Over $3.0 billion                                        10.00%
---------------------------------------------------------------------------------------


    The fee reductions are applied to the advisory fees of each of the five portfolios. (However, in the case of the Small Company Value Trust, the fee reduction will be reduced by 0.05% of the first $500 million in net assets.) This voluntary fee waiver may be terminated at any time by the Adviser.

(F) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses would be as follows:

SERIES I

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
International Index Trust                0.050%                     0.600%

SERIES II

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
International Index Trust                0.050%                     0.800%

SERIES III

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
International Index Trust                0.050%                     0.900%

    It is estimated that the expense reimbursement will not be effective during the year end December 31, 2003 for the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.


(G) For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Equity Index Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2002. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses would be:

    SERIES I

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
Equity Index Trust                       0.150%                     0.400%

These voluntary expense reimbursements may be terminated at any time.

(X) MSS has voluntarily agreed to pay expenses of each portfolio (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commission, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) that exceed the following amounts: .15% for the International Equity Select Trust and Global Equity Select Trust and .10% for the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and High Grade Bond Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

SERIES I

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
Small-Mid Cap Growth Trust               0.100%                     1.050%
Small-Mid Cap Trust                      0.100%                     1.200%
International Equity Select Trust        0.150%                     1.200%
Select Growth Trust                      0.100%                     1.050%
Global Equity Select Trust               0.150%                     1.200%
Core Value Trust                         0.100%                     1.050%
High Grade Bond Trust                    0.100%                     0.850%

SERIES II

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
Small-Mid Cap Growth Trust                N/A                        N/A
Small-Mid Cap Trust                      0.100%                     1.400%
International Equity Select Trust        0.150%                     1.400%
Select Growth Trust                       N/A                        N/A
Global Equity Select Trust                N/A                        N/A
Core Value Trust                          N/A                        N/A
High Grade Bond Trust                    0.100%                     1.050%

SERIES III

                                     OTHER EXPENSES        TOTAL TRUST ANNUAL EXPENSES
Small-Mid Cap Growth Trust                N/A                        N/A
Small-Mid Cap Trust                      0.100%                     1.400%
International Equity Select Trust        0.150%                     1.400%
Select Growth Trust                       N/A                        N/A
Global Equity Select Trust                N/A                        N/A
Core Value Trust                          N/A                        N/A
High Grade Bond Trust                    0.100%                     1.050%

It is estimated that the expense reimbursement will remain in effect during the year end December 31, 2003. The expense reimbursement may be terminated at any time by MSS.

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

        The Example is intended to help an investor compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect the expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses maybe higher or lower, based on these assumptions the expenses would be:




                                 SERIES I SHARES


------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Science & Technology                   119            372             644            1,420
------------------------------------------------------------------------------------------------
Internet Technologies                  132            412             713            1,568
------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets           125            390             676            1,489
------------------------------------------------------------------------------------------------
Telecommunications                     154            477             824            1,802
------------------------------------------------------------------------------------------------
Health Sciences                        127            397             686            1,511
------------------------------------------------------------------------------------------------
Emerging Growth                        103            322             558            1,236
------------------------------------------------------------------------------------------------
Aggressive Growth                      111            347             601            1,329
------------------------------------------------------------------------------------------------
Emerging Small Company                 114            356             617            1,363
------------------------------------------------------------------------------------------------
Small Company Blend                    117            365             633            1,398
------------------------------------------------------------------------------------------------
Dynamic Growth                         112            350             606            1,340
------------------------------------------------------------------------------------------------
Mid Cap Growth                         127            397             686            1,511
------------------------------------------------------------------------------------------------
Mid Cap Opportunities                  143            443             766            1,680
------------------------------------------------------------------------------------------------
Mid Cap Stock                          102            318             552            1,225
------------------------------------------------------------------------------------------------
Natural Resources                      128            400             692            1,523
------------------------------------------------------------------------------------------------
All Cap Growth                         104            325             563            1,248
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Science & Technology                   119            372             644            1,420
------------------------------------------------------------------------------------------------
Strategic Opportunities                 94            293             509            1,131
------------------------------------------------------------------------------------------------
Financial Services                     109            340             590            1,306
------------------------------------------------------------------------------------------------
International Stock                    120            375             649            1,432
------------------------------------------------------------------------------------------------
Overseas                               112            350             606            1,340
------------------------------------------------------------------------------------------------
International Small Cap                160            496             855            1,867
------------------------------------------------------------------------------------------------
International Value                    114            356             617            1,363
------------------------------------------------------------------------------------------------
Quantitative Mid Cap                    92            287             498            1,108
------------------------------------------------------------------------------------------------
Mid Cap Core                           109            340             590            1,306
------------------------------------------------------------------------------------------------
Global Equity                          106            331             574            1,271
------------------------------------------------------------------------------------------------
Strategic Growth                       103            322             558            1,236
------------------------------------------------------------------------------------------------
Capital Appreciation                   107            334             579            1,283
------------------------------------------------------------------------------------------------
Quantitative All Cap                    91            285             496            1,102
------------------------------------------------------------------------------------------------
All Cap Core                            93            290             504            1,120
------------------------------------------------------------------------------------------------
Large Cap Growth                       100            312             542            1,201
------------------------------------------------------------------------------------------------
Quantitative Equity                     84            262             455            1,014
------------------------------------------------------------------------------------------------
Blue Chip Growth                        95            296             515            1,143
------------------------------------------------------------------------------------------------
U.S. Large Cap                          96            300             520            1,155
------------------------------------------------------------------------------------------------
Strategic Value                        116            362             628            1,386
------------------------------------------------------------------------------------------------
Large Cap Value                        122            381             660            1,455
------------------------------------------------------------------------------------------------
Utilities                              130            406             702            1,545
------------------------------------------------------------------------------------------------
Real Estate Securities                  86            268             466            1,037
------------------------------------------------------------------------------------------------
Small Cap Opportunities                121            378             654            1,443
------------------------------------------------------------------------------------------------
Small Company Value                    114            356             617            1,363
------------------------------------------------------------------------------------------------
Special Value                          123            384             665            1,466
------------------------------------------------------------------------------------------------
Mid Cap Value                          104            325             563            1,248
------------------------------------------------------------------------------------------------
Value                                   88            274             477            1,061
------------------------------------------------------------------------------------------------
All Cap Value                          117            365             633            1,398
------------------------------------------------------------------------------------------------
Equity Index                            42            132             230              518
------------------------------------------------------------------------------------------------
Fundamental Value                      100            312             542            1,201
------------------------------------------------------------------------------------------------
Growth & Income                         77            240             417              930
------------------------------------------------------------------------------------------------
Equity-Income                           95            296             515            1,143
------------------------------------------------------------------------------------------------
Income & Value                          90            281             488            1,084
------------------------------------------------------------------------------------------------
Balanced                                83            259             450            1,002
------------------------------------------------------------------------------------------------
Global Allocation                      120            375             649            1,432
------------------------------------------------------------------------------------------------
High Yield                              86            268             466            1,037
------------------------------------------------------------------------------------------------
Strategic Bond                          88            274             477            1,061
------------------------------------------------------------------------------------------------
Global Bond                             94            293             509            1,131
------------------------------------------------------------------------------------------------
Diversified Bond                        84            262             455            1,014
------------------------------------------------------------------------------------------------
Investment Quality Bond                 76            237             411              918
------------------------------------------------------------------------------------------------
Total Return                            83            259             450            1,002
------------------------------------------------------------------------------------------------
Real Return Bond                        97            303             525            1,166
------------------------------------------------------------------------------------------------
U.S. Government Securities              76            237             411              918
------------------------------------------------------------------------------------------------
Money Market                            56            176             307              689
------------------------------------------------------------------------------------------------
Small Cap Index                         60            189             329              738
------------------------------------------------------------------------------------------------
International Index                     63            199             346              774
------------------------------------------------------------------------------------------------
Mid Cap Index                           59            186             324              726
------------------------------------------------------------------------------------------------
Total Stock Market Index                60            189             329              738
------------------------------------------------------------------------------------------------
500 Index                               58            183             318              714
------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000              125            389             673            1,483
------------------------------------------------------------------------------------------------
Lifestyle Growth 820                   118            367             636            1,404
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                 109            339             588            1,302
------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                 101            316             549            1,216
------------------------------------------------------------------------------------------------
Lifestyle Conservative 280              96            299             518            1,151
------------------------------------------------------------------------------------------------
Small Mid-Cap Growth                   395          1,198           2,018            4,147
------------------------------------------------------------------------------------------------
Small-Mid Cap                          186            576             990            2,148
------------------------------------------------------------------------------------------------
International Equity Select            198            612            1,052           2,275
------------------------------------------------------------------------------------------------
Select Growth                          374          1,138            1,920           3,967
------------------------------------------------------------------------------------------------
Global Equity Select                   373          1,135            1,916           3,958
------------------------------------------------------------------------------------------------
Core Value                             356          1,083            1,831           3,801
------------------------------------------------------------------------------------------------
High Grade Bond                        147            456              787           1,724
------------------------------------------------------------------------------------------------


                                SERIES II SHARES


------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Science & Technology                   139            434             750            1,646
------------------------------------------------------------------------------------------------
Internet Technologies                  153            474             818            1,791
------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets           146            452             782            1,713
------------------------------------------------------------------------------------------------
Telecommunications                     174            539             928            2,019
------------------------------------------------------------------------------------------------
Health Sciences                        148            459             792            1,735
------------------------------------------------------------------------------------------------
Emerging Growth                        123            384             665            1,466
------------------------------------------------------------------------------------------------
Aggressive Growth                      131            409             708            1,556
------------------------------------------------------------------------------------------------
Emerging Small Company                 134            418             723            1,590
------------------------------------------------------------------------------------------------
Small Company Blend                    137            428             739            1,624
------------------------------------------------------------------------------------------------
Dynamic Growth                         132            412             713            1,568
------------------------------------------------------------------------------------------------
Mid Cap Growth                         148            459             792            1,735
------------------------------------------------------------------------------------------------
Mid Cap Opportunities                  163            505             871            1,900
------------------------------------------------------------------------------------------------
Mid Cap Stock                          122            381             660            1,455
------------------------------------------------------------------------------------------------
Natural Resources                      149            462             797            1,746
------------------------------------------------------------------------------------------------
All Cap Growth                         124            387             670            1,477
------------------------------------------------------------------------------------------------
Strategic Opportunities                114            356             617            1,363
------------------------------------------------------------------------------------------------
Financial Services                     129            403             697            1,534
------------------------------------------------------------------------------------------------
International Stock                    140            437             755            1,657
------------------------------------------------------------------------------------------------
Overseas                               132            412             713            1,568
------------------------------------------------------------------------------------------------
International Small Cap                180            557             959            2,084
------------------------------------------------------------------------------------------------
International Value                    134            418             723            1,590
------------------------------------------------------------------------------------------------
Quantitative Mid Cap                   112            350             606            1,340
------------------------------------------------------------------------------------------------
Mid Cap Core                           129            403             697            1,534
------------------------------------------------------------------------------------------------
Global Equity                          126            393             681            1,500
------------------------------------------------------------------------------------------------
Strategic Growth                       123            384             665            1,466
------------------------------------------------------------------------------------------------
Capital Appreciation                   127            397             686            1,511
------------------------------------------------------------------------------------------------
Quantitative All Cap                   112            348             604            1,334
------------------------------------------------------------------------------------------------
All Cap Core (formerly, Growth)        113            353             612            1,352
------------------------------------------------------------------------------------------------
Large Cap Growth                       120            375             649            1,432
------------------------------------------------------------------------------------------------
Quantitative Equity                    104            325             563            1,248
------------------------------------------------------------------------------------------------
Blue Chip Growth                       115            359             622            1,375
------------------------------------------------------------------------------------------------
U.S. Large Cap                         116            362             628            1,386
------------------------------------------------------------------------------------------------
Strategic Value                        136            425             734            1,613
------------------------------------------------------------------------------------------------
Large Cap Value                        143            443             766            1,680
------------------------------------------------------------------------------------------------
Utilities                              151            468             808            1,768
------------------------------------------------------------------------------------------------
Real Estate Securities                 106            331             574            1,271
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Small Cap Opportunities                142            440             761            1,669
------------------------------------------------------------------------------------------------
Small Company Value                    134            418             723            1,590
------------------------------------------------------------------------------------------------
Special Value                          144            446             771            1,691
------------------------------------------------------------------------------------------------
Mid Cap Value                          124            387             670            1,477
------------------------------------------------------------------------------------------------
Value                                  108            337             585            1,294
------------------------------------------------------------------------------------------------
All Cap Value                          137            428             739            1,624
------------------------------------------------------------------------------------------------
Equity Index                            42            132             230              518
------------------------------------------------------------------------------------------------
Fundamental Value                      120            375             649            1,432
------------------------------------------------------------------------------------------------
Growth & Income                         97            303             525            1,166
------------------------------------------------------------------------------------------------
Equity-Income                          115            359             622            1,375
------------------------------------------------------------------------------------------------
Income & Value                         110            343             595            1,317
------------------------------------------------------------------------------------------------
Balanced                               103            322             558            1,236
------------------------------------------------------------------------------------------------
Global Allocation                      140            437             755            1,657
------------------------------------------------------------------------------------------------
High Yield                             106            331             574            1,271
------------------------------------------------------------------------------------------------
Strategic Bond                         108            337             585            1,294
------------------------------------------------------------------------------------------------
Global Bond                            114            356             617            1,363
------------------------------------------------------------------------------------------------
Diversified Bond                       104            325             563            1,248
------------------------------------------------------------------------------------------------
Investment Quality Bond                 96            300             520            1,155
------------------------------------------------------------------------------------------------
Total Return                           103            322             558            1,236
------------------------------------------------------------------------------------------------
Real Return Bond                       117            365             633            1,398
------------------------------------------------------------------------------------------------
U.S. Government Securities              96            300             520            1,155
------------------------------------------------------------------------------------------------
Money Market                            77            240             417              930
------------------------------------------------------------------------------------------------
Small Cap Index                         81            252             439              978
------------------------------------------------------------------------------------------------
International Index                     84            262             455            1,014
------------------------------------------------------------------------------------------------
Mid Cap Index                           80            249             433              966
------------------------------------------------------------------------------------------------
Total Stock Market Index                81            252             439              978
------------------------------------------------------------------------------------------------
500 Index                               79            246             428              954
------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000              145            451             779            1,708
------------------------------------------------------------------------------------------------
Lifestyle Growth 820                   138            429             743            1,631
------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                 129            402             695            1,531
------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                 122            379             656            1,447
------------------------------------------------------------------------------------------------
Lifestyle Conservative 280             116            361             626            1,383
------------------------------------------------------------------------------------------------
Small Mid-Cap Growth                   N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
Small-Mid Cap                          206            637           1,093            2,358
------------------------------------------------------------------------------------------------
International Equity Select            218            673           1,154            2,483
------------------------------------------------------------------------------------------------
Select Growth                          N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
Global Equity Select                   N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
Core Value                             N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
High Grade Bond                        167            517             892            1,944
------------------------------------------------------------------------------------------------



                                SERIES III SHARES



------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Science & Technology                   156            483              834           1,824
------------------------------------------------------------------------------------------------
Internet Technologies                  175            542              933           2,030
------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets           165            511              881           1,922
------------------------------------------------------------------------------------------------
Telecommunications                     205            634            1,088           2,348
------------------------------------------------------------------------------------------------
Health Sciences                        166            514              887           1,933
------------------------------------------------------------------------------------------------
Emerging Growth                        143            443              766           1,680
------------------------------------------------------------------------------------------------
Aggressive Growth                      148            459              792           1,735
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Emerging Small Company                 151            468              808           1,768
------------------------------------------------------------------------------------------------
Small Company Blend                    155            480              829           1,813
------------------------------------------------------------------------------------------------
Dynamic Growth                         150            465              803           1,757
------------------------------------------------------------------------------------------------
Mid Cap Growth                         169            523              902           1,965
------------------------------------------------------------------------------------------------
Mid Cap Opportunities                  184            569              980           2,127
------------------------------------------------------------------------------------------------
Mid Cap Stock                          139            432              747           1,641
------------------------------------------------------------------------------------------------
Natural Resources                      168            520              897           1,955
------------------------------------------------------------------------------------------------
All Cap Growth                         140            435              753           1,652
------------------------------------------------------------------------------------------------
Strategic Opportunities                130            406              702           1,545
------------------------------------------------------------------------------------------------
Financial Services                     150            465              803           1,757
------------------------------------------------------------------------------------------------
International Stock                    157            486              839           1,834
------------------------------------------------------------------------------------------------
Overseas                               149            462              797           1,746
------------------------------------------------------------------------------------------------
International Small Cap                197            609            1,047           2,264
------------------------------------------------------------------------------------------------
International Value                    151            469              809           1,771
------------------------------------------------------------------------------------------------
Quantitative Mid Cap                   130            406              702           1,545
------------------------------------------------------------------------------------------------
Mid Cap Core                           149            462              797           1,746
------------------------------------------------------------------------------------------------
Global Equity                          143            443              766           1,680
------------------------------------------------------------------------------------------------
Strategic Growth                       140            437              755           1,657
------------------------------------------------------------------------------------------------
Capital Appreciation                   147            456              787           1,724
------------------------------------------------------------------------------------------------
Quantitative All Cap                   131            407              705           1,551
------------------------------------------------------------------------------------------------
All Cap Core (formerly, Growth)        129            403              697           1,534
------------------------------------------------------------------------------------------------
Large Cap Growth                       136            425              734           1,613
------------------------------------------------------------------------------------------------
Quantitative Equity                    120            375              649           1,432
------------------------------------------------------------------------------------------------
Blue Chip Growth                       131            407              705           1,551
------------------------------------------------------------------------------------------------
U.S. Large Cap                         132            411              712           1,565
------------------------------------------------------------------------------------------------
Strategic Value                        158            490              845           1,845
------------------------------------------------------------------------------------------------
Large Cap Value                        166            514              887           1,933
------------------------------------------------------------------------------------------------
Utilities                              176            545              939           2,041
------------------------------------------------------------------------------------------------
Real Estate Securities                 122            381              660           1,456
------------------------------------------------------------------------------------------------
Small Cap Opportunities                161            499              860           1,878
------------------------------------------------------------------------------------------------
Small Company Value                    151            468              808           1,768
------------------------------------------------------------------------------------------------
Special Value                          163            505              871           1,900
------------------------------------------------------------------------------------------------
Mid Cap Value                          141            438              758           1,663
------------------------------------------------------------------------------------------------
Value                                  124            387              670           1,477
------------------------------------------------------------------------------------------------
All Cap Value                          160            496              855           1,867
------------------------------------------------------------------------------------------------
Equity Index                           N/A            N/A              N/A            N/A
------------------------------------------------------------------------------------------------
Fundamental Value                      137            428              739           1,624
------------------------------------------------------------------------------------------------
Growth & Income                        113            351              609           1,346
------------------------------------------------------------------------------------------------
Equity-Income                          131            408              705           1,552
------------------------------------------------------------------------------------------------
Income & Value                         126            393              681           1,500
------------------------------------------------------------------------------------------------
Balanced                               120            374              647           1,428
------------------------------------------------------------------------------------------------
Global Allocation                      159            493              850           1,856
------------------------------------------------------------------------------------------------
High Yield                             122            381              660           1,455
------------------------------------------------------------------------------------------------
Strategic Bond                         124            387              670           1,477
------------------------------------------------------------------------------------------------
Global Bond                            131            409              708           1,556
------------------------------------------------------------------------------------------------
Diversified Bond                       120            375              649           1,432
------------------------------------------------------------------------------------------------
Investment Quality Bond                112            350              606           1,340
------------------------------------------------------------------------------------------------
Total Return                           119            372              644           1,420
------------------------------------------------------------------------------------------------
Real Return Bond                       136            425              734           1,613
------------------------------------------------------------------------------------------------
U.S. Government Securities             112            349              605           1,337
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
         TRUST PORTFOLIO             1 YEAR         3 YEAR           5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------
Money Market                            93            290              504           1,120
------------------------------------------------------------------------------------------------
Small Cap Index                        100            311              540           1,198
------------------------------------------------------------------------------------------------
International Index                    103            322              558           1,236
------------------------------------------------------------------------------------------------
Mid Cap Index                           98            305              529           1,175
------------------------------------------------------------------------------------------------
Total Stock Market Index                99            310              538           1,193
------------------------------------------------------------------------------------------------
500 Index                               95            295              513           1,139
------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000              180            558              961           2,087
------------------------------------------------------------------------------------------------
Lifestyle Growth 820                   172            534              920           2,002
------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                 163            505              870           1,899
------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                 155            481              830           1,815
------------------------------------------------------------------------------------------------
Lifestyle Conservative 280             149            465              802           1,756
------------------------------------------------------------------------------------------------
Small Mid-Cap Growth                   N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
Small-Mid Cap                          242            745            1,275           2,726
------------------------------------------------------------------------------------------------
International Equity Select            258            793            1,355           2,885
------------------------------------------------------------------------------------------------
Select Growth                          N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
Global Equity Select                   N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
Core Value                             N/A            N/A             N/A             N/A
------------------------------------------------------------------------------------------------
High Grade Bond                        199            615            1,057           2,285
------------------------------------------------------------------------------------------------


SCIENCE & TECHNOLOGY TRUST


SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")



INVESTMENT OBJECTIVE:      To seek long-term growth of capital.  Current income
                           is incidental to the portfolio's objective.



INVESTMENT STRATEGIES:     The portfolio invests primarily in common stocks of
                           science and technology companies.


    The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include:

        -   Computers including hardware, software and electronic components

        -   telecommunications

        -   media and information services,

        -   environmental services

        -   e-commerce

        - life sciences and health care, including pharmaceuticals, medical devices, and biotechnology

        -   chemicals and synthetic materials

        -   defense and aerospace

    The portfolio may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development.


    While most of the portfolio's assets are invested in U.S. common stocks, the Science & Technology Trust may also purchase other types of securities, including U.S. and non U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants.



    The selection of investments for the portfolio reflects a growth approach based on an assessment of a company's fundamental prospects, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances.

    The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions

    The Science & Technology Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.


    In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.



    The Science & Technology Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" below.


Principal Risks of Investing in this Portfolio


- The portfolio is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors. The risks of industry or sector investing, and the specific risks of investing in Internet-related, telecommunications, and health sciences companies, are set forth below under "Risks of Investing in Certain Types of Securities."



- The portfolio invests extensively in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience) and newly public companies. The portfolio may also invest up to 30% of its assets in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



- Due to the portfolio's emphasis on science and technology sectors, including Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in the securities of small companies. Investing in the portfolio alone cannot provide a balanced investment program.


Performance (A, B, C, D)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/1998) and the lowest return was 40.43% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


1997      10.7%
1998      43.3%
1999      99.5%
2000     -34.1%
2001     -41.3%
2002     -40.8%



                                                                 ONE      FIVE        LIFE OF    DATE FIRST
                                                                 YEAR     YEARS      PORTFOLIO   AVAILABLE
Science & Technology Trust Series I                            -40.76%   -8.08%       -5.19%     01/01/1997

                           Series II                                                 -39.81%     01/28/2002
Lipper Science and Technology Avg. Funds Classification (A)    -42.70%   -2.54%       -0.21%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.


(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


(D)As of January 16, 2002, Michael Sola took over management responsibilities of the T. Rowe Price Science & Technology Trust.

SUBADVISER AND PORTFOLIO MANAGERS


    T. Rowe Price manages the Science & Technology Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.


    The portfolio is managed by an investment advisory committee chaired by:

    - Michael F. Sola (since January 2002). Mr. Sola, who joined T. Rowe Price in 1995 as a technology analyst, is a Vice President of T. Rowe Price and has been managing investments since 1997. He is a Chartered Financial Analyst.

    The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

INTERNET TECHNOLOGIES TRUST

SUBADVISER: Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:      To seek long-term capital appreciation.

INVESTMENT STRATEGIES:     The portfolio  invests  primarily in equity
                           securities of companies positioned to benefit from the growth of the Internet.

    Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

    - Pure plays -- companies whose core business models are focused exclusively on the Internet;

    - Builders -- companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and

    - Beneficiaries -- companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

    There is no limit on the market capitalization of the companies the portfolio may invest in or on the length of operating history for the companies. The portfolio may invest without limit in initial public offerings. The portfolio may also invest in foreign securities and purchase and sell options on securities, stock market indices or futures. Foreign securities include investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include investments such as American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities of Internet-related companies, including those of small companies, and may invest in foreign securities. The risks of investing in equity securities, Internet-related companies, small companies and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Many internet companies are start-up companies and, therefore, the risks associated with investing in small companies are heightened for these companies.

- The portfolio is subject to the risks of industry or sector investing since it will invest primarily in companies engaged in Internet and Intranet-related activities. These risks include the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Therefore, the portfolio's performance may be more volatile than that of a portfolio that does not concentrate in a particular sector. The risks of industry or sector investing and the particular risk of investing in Internet-related companies are set forth below under "Risks of Investing in Certain Types of Securities."

- Due to the portfolio's emphasis on Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in small cap securities. Investing in the portfolio alone cannot provide a balanced investment program.

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 36.82% (for the quarter ended 12/2001) and the lowest return was 46.42% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2001   -46.1%
2002   -37.2%



                                             ONE      LIFE OF    DATE FIRST
                                             YEAR    PORTFOLIO   AVAILABLE
Internet Technologies Trust-Series I       -37.20%    -46.29%    05/01/2000
                                                      -36.87%    01/28/2002
Internet Technologies Trust - Series II
AMEX Inter@ctive Week Internet Index(A)    -43.41%    -49.30%



(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.



(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

SUBADVISER AND PORTFOLIO MANAGERS

    Munder manages the Internet Technologies Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of December 31, 2002, Munder and its subsidiary had approximately $32.2 billion of assets under management.

    A committee of Munder investment personnel manages the portfolio.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER: MFC Global Investment Management (U.S.A) Limited ("MFC Global
            (U.S.A.)")

INVESTMENT OBJECTIVE:      To achieve long-term growth of capital.

INVESTMENT STRATEGIES:     The portfolio invests primarily in common stocks and
                           equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

    The countries of the Pacific Rim region are:

                           -   Australia

                           -   China

                           -   India

                           -   Indonesia

                           -   Hong Kong

                           -   Japan

                           -   Malaysia

                           -   New Zealand

                           -   Pakistan

                           -   Philippines

                           -   Singapore

                           -   South Korea

                           -   Taiwan

                           -   Thailand

    The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Portfolio may also invest up to 20% of its assets in countries outside the Pacific Rim region.


    MFC Global (U.S.A.)'s decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MFC Global (U.S.A.) will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.


Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Emerging Markets Trust may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    The Pacific Rim Emerging Markets Trust may also purchase and sell the following equity-related financial instruments:

    -   exchange-listed call and put options on equity indices,


    -   over-the-counter ("OTC") and exchange-listed equity index futures,

    - OTC and exchange-listed call and put options on currencies in the portfolio, and

    -   OTC foreign currency futures contracts on currencies in the portfolio.


    A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.


Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities and may invest up to 100% of its assets in foreign securities, including securities of companies in emerging market countries. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."


- Since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

Performance (A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/1998) and the lowest return was 26.12% (for the quarter ended 12/1997).


[PERFORMANCE GRAPH]


1995      11.3%
1996       9.8%
1997     -34.1%
1998      -4.6%
1999      62.9%
2000     -24.4%
2001     -18.6%
2002     -12.5%



                                                 ONE         FIVE    LIFE OF    DATE FIRST
                                                YEAR         YEARS  PORTFOLIO   AVAILABLE
Pacific Rim Emerging  Markets Trust Series I   -12.53%      -3.50%    -5.29%    10/04/1994
                                    Series II                        -12.27%    01/28/2002
MSCI Pacific Index(B)                           -9.01%      -3.87%    -6.71%


(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(C)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.) manages the Pacific Rim Emerging Markets Trust. MFC is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong
Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    The portfolio managers are:

    - Samantha Ho (since June, 2000). Ms. Ho joined MFC Global in 2000. Prior to joining MFC Global, she was a senior portfolio manager at SEB Investment Management where she served from 1994 to 2000. Prior to that, she was an investment analyst at Jardine Fleming. She is a Chartered Financial Analyst.

    - Seton Lor (since June, 2000). Mr. Lor joined MFC Global in 2000. Prior to joining MFC Global , he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

TELECOMMUNICATIONS TRUST

SUBADVISER: INVESCO Funds Group, Inc. ("INVESCO")

INVESTMENT OBJECTIVE:      To seek capital appreciation. A secondary objective
                           is to earn income.

INVESTMENT STRATEGIES:     The portfolio invests primarily in equity securities
                           of companies that design, develop, manufacture, distribute or sell communications services or equipment and companies that supply equipment or services to such companies (the "telecommunications sector").

    The Telecommunications Trust invests, under normal market conditions, at least 80% of its net assets in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to as the "telecommunications sector").

    INVESCO considers a company to be in the telecommunications sector if at least 50% of its gross income or net sales comes from activities in the sector, at least 50% of its assets are devoted to producing revenues from the sector, or INVESCO determines, based on other available information, that its primary business is within the sector.

    Normally, the portfolio will invest primarily in companies located in three different countries, although U.S. issuers will often dominate the portfolio. It may also invest in companies outside the telecommunications sector and in securities other than equity securities, including financial instruments such as ADRs and repurchase agreements.

    INVESCO uses a bottom-up investment approach, focusing on company fundamentals and growth prospects. INVESCO selects stocks based on projected total return for individual companies, while also analyzing country specific factors that might affect stock performance or influence company valuation. The portfolio's investments emphasize companies that INVESCO believes are strongly managed and will generate above-average long-term capital appreciation.

    The portfolio may invest any portion of its assets in foreign securities, (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    The Telecommunications Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities, (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities issued by other investment companies and derivatives. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

    The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and may invest in foreign securities and fixed-income securities, including lower rated fixed-income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is subject to the risks of industry or sector investing since it concentrates its investments in securities of companies engaged in the telecommunications sector, a comparatively narrow segment of the economy. The portfolio may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, companies in this sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The risks of industry or sector investing, and the risks of investing in companies engaged in the telecommunications sector, are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.79% (for the quarter ended 12/2001) and the lowest return was 37.31% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2002         -47.7%



                                                             ONE        LIFE OF      DATE FIRST
                                                             YEAR      PORTFOLIO     AVAILABLE
Telecommunication Trust Series I                           -47.67%      -48.30%      04/30/2001
                        Series II                                       -44.58%      01/28/2002
Lipper Telecommunications Avg. Funds Classification (A)    -41.96%      -40.64%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    INVESCO manages the Telecommunications Trust. INVESCO was founded in 1932 and, as of December 31, 2002, managed 48 INVESCO mutual funds having combined assets of more than $21billion. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company based in London. Through its subsidiaries, AMVESCAP PLC engages in the investment management business on an international basis and, as of December 31, 2002, managed more than $332 billion in assets worldwide. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

    The portfolio manager is:

    - Brian B. Hayward (since May, 2001). Mr. Hayward is a senior vice president of INVESCO. Before joining INVESCO in 1997, he was a senior equity analyst with Mississippi Valley Advisors. Mr. Hayward is a Chartered Financial Analyst and holds an MA in Economics and a BA in Mathematics from the University of Missouri.

HEALTH SCIENCES TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:      To seek long-term capital appreciation.

INVESTMENT STRATEGIES:     The portfolio invests, under normal market
                           conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

    While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

    T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

    In managing the Health Sciences Trust, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

    The Health Sciences Trust may invest in futures and options, which could subject the portfolio to additional volatility and losses.

    The Health Sciences Trust may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

    The Health Sciences Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The portfolio may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The risks of investing in the health sciences sector are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in derivatives, such as futures and options. The risks of investing in these instruments are set forth under "Hedging and Other Strategic Transactions."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities of smaller or unseasoned companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance (B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.74% (for the quarter ended 12/2001) and the lowest return was 15.78% (for the quarter ended 6/2002).


[PERFORMANCE GRAPH]


2002     -27.2%



                                                              ONE         LIFE OF   DATE FIRST
                                                              YEAR       PORTFOLIO  AVAILABLE
Health Sciences  Trust Series I                              -27.24%      -13.28%   04/30/2001
                      Series II                                           -23.63%
Lipper Health/Biotechnology Avg. Funds Classification (A)    -30.85%      -17.96%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    T. Rowe Price manages the Health Sciences Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.


    The portfolio is managed by an investment advisory committee chaired by:

    -   Kris H. Jenner, M.D., D. Phil (since May, 2001). Dr. Jenner, who joined
         T. Rowe Price in 1997, is a Vice-President of T. Rowe Price and has been managing investments since 1998. From 1995-- 1997 he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

    The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

EMERGING GROWTH TRUST
(available for sale effective May 5, 2003)

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL
            (U.S.A.)")

INVESTMENT OBJECTIVE:      To seek superior long-term rates of return through
                           capital appreciation


INVESTMENT STRATEGIES:     The portfolio seeks to achieve its objective by
                           investing, under normal circumstances, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.


    Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap.

        The portfolio will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.


        MFC Global (U.S.A.) focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The management team then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the portfolio.


    The Emerging Growth Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

    The Emerging Growth Trust may also invest to a limited extent in fixed income securities including money market instruments.


        The Trust may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Trust and as permitted by applicable securities legislation: S&P Depository Receipts and Russell 2000 Growth i shares (or similar types of exchange traded funds). Such use would include the hedging of significant cash flows into or out of the Trust.


Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially small and mid-cap securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest to a limited extent in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

    The portfolio may invest to a limited extent in fixed income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance


Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS

        MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly Manulife Funds Direct (Hong Kong) Limited), collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    The Portfolio Managers are:


- Robert Lutzko (since May, 2003). Mr. Lutzko joined MFC Global in September of 1995. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 1995, Mr. Lutzko was Portfolio Manager U.S. Equities, managing both U.S. Large-Cap and Small-Cap investments at the Workers Compensation Board's Investment Management division. Mr. Lutzko holds the Chartered Financial Analyst designation and is a graduate of Sheridan College (Computer Science).



- Luciano Orengo (since May, 2003). Mr. Orengo joined MFC Global in June of 2001. He is a Senior Research Analyst of U.S. Equities at MFC Global. Prior to joining MFC Global in 2001, Mr. Orengo was a Research Analyst at the Canadian Shareowner Association. Luciano holds the Chartered Financial Analyst designation and has his Masters in Economics from McGill University.



- Niall Brown (since May, 2003). Mr. Brown joined MFC Global Investment Management Limited in January of 2003. He is a Portfolio Manager of Small Cap and Global Equities at MFC Global. Prior to joining MFC Global in 2003, Mr. Brown was Vice President of U.S. Equities at TD Asset Management. Niall holds the Chartered Financial Analyst designation and has his Honours BA in Political Science (International Relations) from the University of Toronto.


AGGRESSIVE GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:      To seek long-term capital appreciation.

INVESTMENT STRATEGIES:     The portfolio invests principally in common stocks,
                           of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year.

    The portfolio's assets are principally invested in common stocks of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized growth categories. AIM's portfolio managers focus on companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

    Aggressive Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

    - "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

    - "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

    The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value.

    The Aggressive Growth Trust may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

    The portfolio may invest up to 25% of its total assets in foreign securities. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 25% limitation.

Use of Hedging and Other Strategic Transactions

    Aggressive Growth Trust may:

    -   purchase and sell stock index futures contracts,

    - purchase options on stock index futures as a hedge against changes in market conditions,

    - purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

    - write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

    - enter into foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contracts with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

    See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities with emphasis on medium and small sized growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 32.25% (for the quarter ended 12/1998) and the lowest return was 24.73% (for the quarter ended 9/1998).


[PERFORMANCE GRAPH]


1997        0%
1998      4.3%
1999       33%
2000        3%
2001      -26%
2002    -25.0%



                                     ONE          FIVE       LIFE OF    DATE FIRST
                                     YEAR         YEARS     PORTFOLIO   AVAILABLE
Aggressive  Growth Trust Series I   -24.96%      -4.52%       -3.78%    01/01/1997
                        Series II                            -23.10%    01/28/2002
Russell 2000 Growth Index (B)       -30.26%      -6.59%       -3.58%


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISERS AND PORTFOLIO MANAGERS

    AIM Capital Management, Inc. ("AIM") manages the Aggressive Growth Trust. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

    AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. AIM and its affiliates managed over $124 billion of assets as of December 31, 2002.

    The portfolio is managed by the following three portfolios managers:


    - Karl Farmer (since May, 2003). Mr. Farmer has been associated with AIM and/or its affiliates since 1998. Prior to 1998, Mr. Farmer was a pension actuary with William M. Merer, Inc., focusing on retirement plans and other benefit programs.

    - Robert M. Kippes (since May, 1999). Mr. Kippes is vice president of AIM and senior portfolio manager for several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Kippes has been associated with AIM and/or its affiliates since 1989.

    - Jay K. Rushkin (since December, 2000). Mr. Rushin is portfolio manager for several of the AIM funds including the AIM Aggressive Growth Fund. He has been associated with AIM and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst for Prudential Securities.

EMERGING SMALL COMPANY TRUST

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE:      To seek long-term growth of capital.

INVESTMENT STRATEGIES:     The portfolio invests, under normal market
                           conditions, at least 80% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000
                           Growth Index.


    The Emerging Small Company Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Growth Index will vary, but as of December 31, 2002, they ranged from approximately $70 million to $1.4 billion. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.


    The portfolio may also invest up to 20% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the portfolio's investment goal:

    - equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and

    - relatively well-known, larger companies in mature industries which Franklin believes have the potential for capital appreciation.


     Franklin will choose small cap companies that it believes are positioned for above average growth in revenues, earnings or assets. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottoms up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the portfolio's assets across many industries, and from time to time may invest substantially in certain sectors, including electronic technology and technology services. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.


    The portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The portfolio may invest in both rated and unrated debt securities. The portfolio will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the portfolio's investment goal of capital growth.

    The portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The portfolio currently intends to limit its investments in foreign securities to 10% of its total assets.

    The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS"). See "Real Estate Securities Trust" below for a discussion of REITS and the risks of investing in these trusts.

Use of Hedging and Other Strategic Transactions

    The Emerging Small Company Trust may:

    - write (sell) covered put and call options and may buy put and call options on securities and securities indices, and

    - buy and sell futures and options on futures with respect to securities, indices and currencies.

    See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small and medium size companies) securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/1999) and the lowest return was 26.19% (for the quarter ended 3/2001).


[PERFORMANCE GRAPH]


1997      17.1%
1998       0.1%
1999      73.5%
2000      -4.3%
2001     -22.2%
2002     -29.2%



                                            ONE        FIVE     LIFE OF   DATE FIRST
                                           YEAR       YEARS    PORTFOLIO  AVAILABLE
Emerging Small Company Trust Series I    -29.20%      -1.76%      1.16%   01/01/1997
                            Series II                           -26.62%   01/28/2002
Russell 2000 Growth Index (B)            -30.26%      -6.59%     -3.58%


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio.


(C)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

SUBADVISERS AND PORTFOLIO MANAGERS


     Franklin Advisers, Inc. manages the Emerging Small Company Trust. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) Templeton(R) Investments, --located at One Franklin Parkway, San Mateo, California, 94404. Through its subsidiaries, Franklin(R) Templeton(R) provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

     Today, Franklin Templeton is a major force in the mutual fund industry. As of December 31, 2002, Franklin(R) Templeton(R) had, through its various investment management affiliates, combined assets under management of $258 billion.

    The portfolio is managed by the following portfolio management team:

    - Edward Jamieson (since May, 1999). Mr. Jamieson joined Franklin Investments in 1987. He is Chief Investment Officer of the Franklin Equity Group.

    - Michael McCarthy (since May, 1999). Mr. McCarthy joined Franklin Templeton Investments in 1992. He is a Chartered Financial Analyst.

    - Aidan O'Connell (since May, 1999). Mr. O'Connell joined Franklin Templeton Investments in 1998. Before joining Franklin Templeton, Mr. O'Connell was a research associate and a corporate finance associate at Hambrecht & Quist.

    - Avi Satwalekar (since January 2002). Mr. Satwalekar joined Franklin Templeton Investments in 1996. Before joining Franklin Templeton, Mr. Satwalekar worked for DSP Merrill Lynch in the debt origination group. He is a Chartered Financial Analyst.


SMALL COMPANY BLEND TRUST

SUBADVISER: Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:      To seek long-term growth of capital and income.
                           Generation of current dividends will be a secondary consideration

INVESTMENT                 The portfolio invests, under normal market
STRATEGIES:                conditions, primarily in equity and equity-related
                           securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


    The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Index will vary but as of June 30, 2002, were $1.3 billion and below. In determining market capitalization, CGTC may consider the value of shares which are publicly traded. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.


Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Small Company Blend Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    The Small Company Blend Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 26.94% (for the quarter ended 12/2001) and the lowest return was 25.88% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2000    -19.7%
2001     -2.3%
2002    -25.6%



                                       ONE       LIFE OF        DATE FIRST
                                       YEAR      PORTFOLIO      AVAILABLE
Small Company Blend Trust Series I    -25.55%     -7.53%        05/01/1999
                  Series II                      -23.63%        01/28/2002
Russell 2000 Index (A)                -20.48%     -1.96%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISERS AND PORTFOLIO MANAGERS


    CGTC manages the Small Company Blend Trust. CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $105 billion of assets as of December 31, 2002.


    The portfolio is managed by the following portfolio managers. In addition, a portion of the portfolio is managed by individual members of the research team.

    - Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

    - James S. Kang (since May, 1999). Mr. Kang is Senior Vice President for Capital International Research Inc. He joined the Capital Group organization in 1988.

    - Robert G. Kirby (since May, 1999). Mr. Kirby is a Senior Partner of The Capital Group Partners L.P. and Chairman Emeritus and a portfolio manager of CGTC. He joined the Capital Group organization in 1965.

    - Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

    - Lawrence R. Solomon (since May, 2000). Mr. Solomon is a Senior Vice President of Capital International Research, Inc. He also serves as a Director of Capital Management Services, Inc. Mr. Solomon joined the Capital Group organization in 1985.


    - Kathryn M. Peters (since September, 2002). Ms. Peters is a Vice President and U.S. small-capitalization Portfolio Manager for Capital International Research, Inc. She also serves as a Director of Capital Management Services, Inc. Ms. Peters joined the Capital Group organization in 2001. Prior to joining Capital Guardian, Ms. Peters was employed as a portfolio manager at Montgomery Asset Management, LLC.


DYNAMIC GROWTH TRUST

SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT OBJECTIVE:      To seek long-term growth of capital.

INVESTMENT STRATEGIES:     The portfolio invests primarily in stocks and other
                           equity securities of medium-sized U.S. companies with strong growth potential.

         Under normal circumstances, the portfolio invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. DeAM believes these companies contain the greatest concentration of businesses with significant growth prospects.

         DeAM focuses on individual security selection rather than industry selection. DeAM uses an active process which combines financial analysis with company visits to evaluate management and strategies.

         The portfolio may invest in convertible securities when it is more advantageous than investing in a company's common stock. The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

         Investment Process. Company research lies at the heart of DeAM's investment process. DeAM uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

         DeAM focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         DeAM emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         DeAM generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         DeAM screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

    Temporary Defensive Position. The portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAM may invest up to 100% of the portfolio's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent DeAM adopts such a position and over the course of its duration, the portfolio may not meet its goal of long-term capital growth.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities including those of small companies. The risks of investing in equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B,C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.15% (for the quarter ended 12/2001) and the lowest return was 32.20% (for the quarter ended 12/2000).


[PERFORMANCE GRAPH]


2001     -40.2%
2002     -28.4%



                                    ONE      LIFE OF    DATE FIRST
                                    YEAR    PORTFOLIO   AVAILABLE
Dynamic Growth Trust-Series I      -28.36%   -38.50%    05/01/2000
                Series II                    -22.73%    01/28/2002
Russell Midcap Growth Index (A)    -27.41%   -24.79%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


(C)As of November 25, 2002, DeAM took over management responsibilities of the Janus Dynamic Growth Trust.

SUBADVISER AND PORTFOLIO MANAGERS

         DeAM located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank

AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


         DeAM provides a full range of investment advisory services to retail and institutional clients and as of December 31, 2002 had total assets under management of approximately $180.6 billion.


    The Portfolio Managers are:

         AUDREY M. T. JONES, CFA. Managing Director, Deutsche Asset Management, and Lead Manager of the portfolio.

            Joined the investment advisor in 1986.
            Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.
            30 years of investment industry experience.
            BBA from Pace University Lubin School of Business.

         DORIS R. KLUG, CFA. Director of Deutsche Asset Management and Co-Manager of the portfolio.

            Joined Deutsche Asset Management in 2000.
            Portfolio manager with primary focus on the consumer and capital goods sectors.
            Vice President of Mutual of America from 1993 to 2000.
            21 years of financial industry experience.
            MBA from New York University Stern School of Business.

         BOB GRANDHI, CFA, Director of Deutsche Asset Management and Co-Manager of the portfolio.

            Joined Deutsche Asset Management in 2001.
            Portfolio manager with primary focus on the technology and healthcare sectors.
            Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.
            25 years of financial industry experience.
            MS and MBA Illinois Institute of Technology.

MID CAP GROWTH TRUST

SUBADVISER:  INVESCO Funds Group, Inc. ("INVESCO")

INVESTMENT OBJECTIVE:      To seek capital appreciation.

INVESTMENT STRATEGIES:     The portfolio invests primarily in common stocks of
                           mid-sized companies -- those with market capitalizations between $2.5 billion and $15 billion at the time of purchase


    The Mid Cap Growth Trust invests, under normal market conditions, at least 80% of its net assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At December 31, 2002, the smallest company in the Index had a market capitalization of $1.6 billion and the largest had a market capitalization of $10.1 billion.


    The portfolio may also invest in other types of securities, including preferred stocks, convertible securities and bonds, and in the securities of smaller companies. The portfolio's core investments are securities of established companies that INVESCO believes are leaders in attractive growth markets and have a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

    INVESCO uses a bottom-up investment style in managing the Mid Cap Growth Trust, focusing on analysis of company fundamentals and growth prospects. In addition, the portfolio's strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions.

    The Mid Cap Growth Trust may invest up to 25% of its assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Securities of Canadian issuers and ADRs are not subject to this percentage limitation.

    The Mid Cap Growth Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities of other investment companies. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

    The Mid Cap Growth Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed-income securities (including investment grade fixed-income securities in the lowest rating category). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 28.62% (for the quarter ended 12/2001) and the lowest return was 32.89% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2002      -30.4%



                                  ONE       LIFE OF    DATE FIRST
                                  YEAR     PORTFOLIO   AVAILABLE
Mid Cap Growth Trust Series I    -30.37%    -27.58%    04/30/2001
                    Series II               -29.66%
Russell Midcap Growth Index (A)  -27.41%    -21.84%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series

II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    INVESCO was founded in 1932 and, as of December 31, 2002, managed 48 INVESCO mutual funds having combined assets of more than $21 billion. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company based in London. Through its subsidiaries, AMVESCAP PLC engages in the investment management business on an international basis and, as of December 31, 2002, managed more than $332 billion in assets worldwide. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

    The Portfolio Manager is:

    - Timothy J. Miller (since May, 2001). Mr. Miller, Chief Investment Officer and a director and senior vice president of INVESCO, is the lead portfolio manager of the Mid Cap Growth Trust. Before joining INVESCO in 1992, he was a portfolio manager with Mississippi Valley Advisors in St. Louis. Mr. Miller is a Chartered Financial Analyst and holds an MBA from the University of Missouri -- St. Louis and a BSBA from St. Louis University.

MID CAP OPPORTUNITIES TRUST

SUBADVISER:  Putnam Investment Management, L.L.C. ("Putnam")

INVESTMENT OBJECTIVE:      To seek capital appreciation

INVESTMENT STRATEGIES:     The portfolio invests under normal market conditions,
                           primarily in common stocks and other equity securities of U.S. mid-size companies, with a focus on growth stocks.

    The Mid Cap Opportunities Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies. Putnam intends to focus on growth stocks. "Growth stocks" are stocks issued by companies believed by Putnam to be fast-growing and likely to increase earnings over time.

    In selecting growth stocks, Putnam considers, among other factors, a company's financial strength, competitive position in the industry, projected future earnings, cash flows and dividends.

    The Mid Cap Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    The Mid Cap Opportunities Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities, (c) U.S. Government Securities, (d) floating rate and variable rate demand notes, (e) zero coupon bonds and PIK bonds, (f) hybrid instruments, and (g) futures contracts, forward contracts, swaps and related options. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

    The Mid Cap Opportunities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Opportunities Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

    - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

    - The portfolio invests in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

    - The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 25.18% (for the quarter ended 12/2001) and the lowest return was 30.83% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2002    -30.2%



                                             ONE     LIFE OF   DATE FIRST
                                             YEAR   PORTFOLIO  AVAILABLE
Mid Cap Opportunities Trust Series I       -30.22%   -26.98%   04/30/2001
                            Series II                -28.14%   01/28/2002
Russell Midcap Growth Index (A)            -27.41%   -21.84%



(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.



(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Putnam has been managing mutual funds since 1937 and is one of America's oldest and largest money management firms. Putnam serves as the investment manager for the funds in the Putnam family of funds. Putnam and its affiliates manage over $250 billion in assets as of December 31, 2002. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.


    The Portfolio Manager is:

    - Eric M. Wetlaufer (since May, 2001). Mr. Wetlaufer is a Managing Director of Putnam. Prior to joining Putnam in 1997, he was a portfolio manager with Cadence Capital Management. Mr. Wetlaufer is assisted by the Putnam Mid Cap Equity Team.

MID CAP STOCK TRUST


SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")


INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              The portfolio invests primarily in equity
                                    securities of mid-sized companies with
                                    significant capital appreciation potential.


    Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.



    Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.


Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

Performance (B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/2001) and the lowest return was 23.64% (for the quarter ended 3/2001).


[PERFORMANCE GRAPH]


2000      -4.0%
2001     -11.0%
2002     -22.6%



                                                LIFE
                                      ONE        OF        DATE FIRST
                                      YEAR    PORTFOLIO    AVAILABLE
Mid Cap Stock Trust-Series I        -22.56%   -10.44%      05/01/1999
                 Series II                    -21.62%      01/28/2002
Russell Midcap Growth Index(A)      -27.41%    -8.72%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002.The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.


     The Portfolio Manager is:


    - Michael Carmen (since April, 2000). Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management in 1999 as an equity portfolio manager. Prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996). He is a Chartered Financial Analyst.


NATURAL RESOURCES TRUST
(available for sale effective May 5, 2003)

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:               To seek long-term total return


Investment STRATEGIES:              The portfolio invests, under normal market
                                    conditions, primarily in equity and
                                    equity-related securities of natural
                                    resource-related companies worldwide.



         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The portfolio seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The portfolio invests in four major areas:
1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.


         Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.


         Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

         Forest Products. The forest products sector includes timber, pulp and paper product companies.


         Other Natural Resources-Based Companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.



         The portfolio's "normal" allocation across the natural resources sub-sectors is approximately:


75%      Energy and energy related


20%      Metals and mining



5% Forest products, miscellaneous commodities companies, and non-ferrous metals.



The "normal" sub-sector allocation reflects Wellington Management's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The portfolio's sector allocation might differ significantly from this "normal" allocation at any specific point in time.


         Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions, the portfolio is fully invested.


         Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management's analysis is understanding the economic and political dynamics of each of these countries. The portfolio may invest without limitation in foreign securities. The portfolio utilizes currency hedging to protect the value of the portfolio's assets when Wellington Management deems it advisable to do so.



         Wellington Management utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the portfolio on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.


         Benchmark. The custom natural resources benchmark will consist of: 75% MSCI World Energy Sources and Equipment & Services, 20% MSCI World Metals and Mining and 5% MSCI World Forest Products & Paper.

Principal Risks of Investing in this Portfolio

-   The portfolio invests primarily in equity and equity-related securities.
    The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- The portfolio invests in natural resource related companies which involves special risks. For example, these companies may be affected by international political and economic developments, energy conservation, success of exploration projects, tax and other government regulations



- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



- The portfolio is nondiversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."


Performance

Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS


    Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

    The Portfolio Managers are:


-   James A. Bevilacqua (since May, 2003). Mr. Bevilacqua, Senior Vice
    President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994. Mr. Bevilacqua is responsible for managing energy and natural resource portfolios for institutional investors worldwide. Jim received both a BS (1988) and an MS (1989) in Aeronautics and Astronautics from the Massachusetts Institute of Technology, and an MBA from Stanford Graduate School of Business (1994).



- Karl E. Bandtel (since May, 2003). Mr. Bandtel, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1990. Mr. Bandtel is also responsible for managing energy and natural resource portfolios for institutional clients worldwide. Mr. Bandtel received his BS degree in Business from the University of Wisconsin in 1988, and then earned his MS in Finance from the University of Wisconsin in 1990. Mr. Bandtel joined Wellington Management upon completion of graduate school.


ALL CAP GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.

INVESTMENT STRATEGIES:              The portfolio seeks to achieve this
                                    investment objective by investing its
                                    assets, under normal market conditions,
                                    principally in common stocks of companies that the portfolio managers believe likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

    The All Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

    - "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

    - "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

    The All Cap Growth Trust may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

Use of Hedging and Other Strategic Transactions

    The All Cap Growth Trust may:

    -    purchase and sell stock index futures contracts,

    - purchase options on stock index futures as a hedge against changes in market conditions,

    - purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

    - write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

    - foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase of sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

    See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A,D)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 36.09%
(for the quarter ended 12/1999) and the lowest return was 23.20%
(for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


1997      15.3%
1998      28.3%
1999      44.7%
2000     -10.8%
2001     -23.8%
2002     -24.4%



                                      ONE     FIVE      LIFE OF    DATE FIRST
                                      YEAR    YEARS    PORTFOLIO   AVAILABLE
All Cap Growth Trust Series I       -24.41%   -0.93%     2.41%     03/04/1996
                 Series II                              23.12%     01/28/2002
Russell 3000 Growth Index(B)        -28.04%   -4.11%     2.84%
Combined Index(BC)                  -28.04%   -5.43%     0.45%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data. The Russell 3000 Growth Index was added to reflect a change in investment policy effective December 1, 1999. The Combined Index was added to provide a more accurate comparison of performance.


(D) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    A I M Capital Management, Inc., ("AIM"). AIM manages the All Cap Growth Trust. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

    AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. AIM and its affiliates managed over $124 billion of assets as of December 31, 2002.

    The Portfolio Managers are:


    - Christian A. Costanzo (since May, 2003). Ms. Costanzo has been associated with AIM/and or its affiliates since +1995.



    - Robert J. Lloyd (since May, 2003). Mr. Lloyd has been associated with AIM/and or its affiliates since 2000. From 1997 to 2000, he was a trader for American Electric Power.


    - Kenneth A. Zschappel (since May, 1999). Mr. Zschappel is assistant vice president and senior portfolio manager of AIM. He is involved in managing several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Zschappel has been associated with AIM and/or its affiliates since 1990.

STRATEGIC OPPORTUNITIES TRUST

SUBADVISER: Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:               To seek growth of capital. Although current
                                    income is a secondary objective, growth of income may accompany growth of capital.

INVESTMENT STRATEGIES:              The portfolio normally invests primarily in
                                    common stocks. Investments may include
                                    securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

    FMR normally invests the portfolio's assets primarily in common stocks.

    FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

    FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

    FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

    The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, E)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    During the time period shown in the bar chart, the highest quarterly return was 27.76% (for the quarter ended 3/1987) and the lowest return was 27.33%
(for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


1992       7.9%
1993      16.3%
1994      -0.5%
1995      42.8%
1996      20.1%
1997      19.3%
1998       9.4%
1999      27.8%
2000      -6.4%
2001     -15.3%
2002     -38.8%



                                            ONE         FIVE       TEN      LIFE OF       DATE FIRST
                                            YEAR        YEARS     YEARS    PORTFOLIO      AVAILABLE
Strategic Opportunities Trust Series I    -38.77%       -7.45%    4.86%                   06/18/1985
                         Series II                                          -35.53%       01/28/2002
S&P 500(R)(A)                             -22.10%       -0.59%    9.33%
Russell 3000(R)Index (A)                  -21.54%       -0.71%    8.94%
Combined Index(B)                         -21.85%       -0.03%    8.71%

(A)Effective November 1, 2002, the portfolio's performance is compared against the Standard & Poor's 500(SM) (S&P500(R)) Index, rather than the Russell 3000(R) Index, due to changes in the portfolio's investment policies which resulted in a change to the portfolio's benchmark.


(B)Prior to May 1, 2001, the portfolio's performance was compared against the Russell Midcap Index.



(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    Fidelity Management & Research Company ("FMR") has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2002, FMR and its affiliate, FMR Co., Inc, had approximately $557 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

    Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly-owned subsidiary of FMR.

    The Portfolio Manager is:

         J. Fergus Shiel (since November, 2002) Mr. Shiel is vice president and portfolio manager for FMRC. Since joining FMR in 1989 and FMRC in 2001, Mr. Shiel has worked as a research analyst and manager.

FINANCIAL SERVICES TRUST

SUBADVISER:  Davis Advisors ("Davis")

INVESTMENT OBJECTIVE:               To seek growth of capital.


INVESTMENT STRATEGIES:              The portfolio invests primarily in common
                                    stocks of financial services companies.
                                    During normal market conditions, at least
                                    80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.


    Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

    Davis uses the Davis investment philosophy in managing the Financial Services Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

       - First-class management        - Proven record as an acquirer

       - Management ownership          - Strong balance sheet

       - Strong returns on capital     - Competitive products or services

       - Lean expense structure        - Successful international
                                         operations

       - Dominant or growing market      - Innovation
         share in a growing market

    The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Financial Services Trust may place any portion of its assets in:

    - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

    - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

    -    cash.

    When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector. The risks of investing in the banking and financial services industries are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.85% (for the quarter ended 12/2001) and the lowest return was 15.36% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2002      -17.9%



                                                ONE      LIFE OF    DATE FIRST
                                                YEAR    PORTFOLIO   AVAILABLE
Financial Services Trust Series I              -17.88%   -14.86%     4/30/2001
               Series II                                 -16.90%     1/28/2002
Lipper Financial Services Avg.
Funds Classification (A)                       -11.76%    -7.75%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    Davis Advisors ("Davis") was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of December 31, 2002, Davis managed assets of more than $32 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

    The Portfolio Managers are:

    - Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

    - Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

INTERNATIONAL STOCK TRUST

SUBADVISER:  Deutsche Asset Management Investment Services Ltd ("DeAMIS")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              Under normal market conditions, the
                                    portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks. The portfolio primarily invests in the countries that make up the MSCI EAFE Index.

         Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The portfolio primarily invests in the countries that make up the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

         The MSCI EAFE Index has a median market capitalization of over $2.8 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

         Strategy. DeAMIS seeks to identify a focused list of approximately 30 to 40 companies that offer, in DeAMIS's opinion, the greatest upside potential on a rolling 12 month view. DeAMIS uses an entirely bottom-up approach, with no active allocation between countries, regions or industries.

         Investment Process. DeAMIS begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Research is conducted by 15 global sector research teams in addition to 5 local research teams. These analysts are based in DeAMIS's worldwide offices but are connected by a systematic valuation approach, encapsulated in CFROI (cashflow return on investment). Focusing on CFROI enables DeAMIS to attempt to remove the distortions found in traditional accounting methods and enables the analyst to focus on the true worth of the company. Teams of analysts identify those companies with high and sustainable return on capital and long-term prospects for growth. The most important part of our investment process is the company meeting schedule.

         Each global sector analyst ranks their stocks relative to their own sector. Stocks are ranked on a relative expected return and the level of conviction. Based on fundamental research, DeAMIS sets a target price objective (DeAMIS's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. DeAMIS applies a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when DeAMIS revised price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

         Other Investments. The portfolio may also invest up to 20% of its assets in cash equivalents, U.S. investments grade fixed income securities and U.S. stocks and other equity securities.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The portfolio is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

TEMPORARY DEFENSIVE INVESTING

         DeAMIS may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAMIS could place up to 100% of the portfolio's asset in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent DeAMIS might adopt such a position and over the course of its duration, the portfolio may not meet its goal of capital appreciation.

Principal Risks of Investing in this Portfolio

    The portfolio invests primarily in foreign equity securities including securities of companies in emerging markets. This and other risks of investing in foreign securities and equity securities are set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio may invest in foreign securities in emerging markets, an investment in the portfolio will be riskier than a portfolio that only invests in developed foreign countries. To the extent the portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/1999) and the lowest return was 22.22% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


1997       1.4%
1998      14.9%
1999      29.7%
2000     -16.6%
2001     -21.5%
2002     -21.7%



                                        ONE       FIVE     LIFE OF   DATE FIRST
                                        YEAR      YEARS   PORTFOLIO  AVAILABLE
International Stock Trust Series I     -21.69%   -5.24%    -4.17%    01/01/1997
          Series II                                       -24.29%    01/28/2002
MSCI EAFE Index(B)                     -15.66%   -2.61%    -1.85%

(A) From June 1, 2000 until November 25, 2002, a portion of the International Stock Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


(D) Effective November 25, 2002, DeAMIS became the subadviser to the International Stock Trust. Performance reflects results prior to this change.

SUBADVISER AND PORTFOLIO MANAGERS

         DeAMIS located at One Appold Street, London, England, is an indirect wholly-owned subsidiary of Deutsche Bank AG which is described above.

         DeAMIS provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $6 billion.

         The portfolio managers are:

         ALEXANDER TEDDER. Managing Director, Deutsche Asset Management, and
                  Lead Manager of the portfolio.
                  Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.
                  13 years of investment industry experience.
                  Fluent in German, French, Italian and Spanish.
                  Masters in Economics and Business Administration from Freiburg University

         MARC SLENDERBROEK, Director, Deutsche Asset Management, and Co-Manager of the portfolio.

                  Portfolio manager for EAFE Equities; London.
                  Joined Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.
                  Fluent in English, Dutch, German, Swedish and Norwegian.
                  MA from University of Leiden, Netherlands.

         CLARE GRAY, Director, Deutsche Asset Management and Co-Manager of the portfolio.

                  Joined the investment advisor in 1993.
                  Ten years of investment industry experience.
                  Chartered Financial Analyst.
                  BS, Cornell University.

         STUART KIRK, Associate Director, Deutsche Asset Management, and Co-Manager of the portfolio.

                  Joined the investment advisor in 1995.
                  Seven years of investment industry experience.
                  Asia-Pacific analyst.
                  MA from Cambridge University

OVERSEAS TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:               To seek growth of capital.

INVESTMENT STRATEGIES:              The portfolio normally invests at least
                                    80% of its net assets in non-U.S. securities
                                    (primarily common stocks). FMR relies on fundamental analysis of each issuer and may also invest across different countries and regions.

    FMR normally invests at least 80% of the portfolio's assets in non-U.S. securities. FMR normally invests the portfolio's assets primarily in common stocks.

    The portfolio normally diversifies its investments across different countries and regions. In allocating the portfolio's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

    In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors include growth potential, earnings estimates, and management.

    FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

    The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Country or Geographic Region

FMR considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A,C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 25.75% (for the quarter ended 12/1999) and the lowest return was 21.38% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]

1995         7%
1996      12.6%
1997      -0.1%
1998         8%
1999      40.5%
2000     -18.7%
2001     -21.1%
2002     -21.4%



                                      ONE     FIVE     LIFE OF      DATE FIRST
                                      YEAR    YEARS   PORTFOLIO     AVAILABLE
Overseas Trust Series I(A)           -21.44%  -5.22%    -1.03%      01/09/1995
         Series II                                     -18.49%      01/28/2002
MSCI EAFE Index(B)                   -15.66%  -2.61%     0.74%


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.


(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.



I Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    FMR has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2002, FMR and its affiliate, FMR Co., Inc, had approximately $557 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

    Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio listed above. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly-owned subsidiary of FMR.

    The Portfolio Manager is:

    - Richard R. Mace, Jr. (since May, 1999). Mr. Mace joined FMR in 1987, FMRC in 2001 and has worked as an analyst and manager. Mr. Mace also manages Fidelity Overseas and Advisor Overseas Fund.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER:            Templeton Investment Counsel, LLC ("Templeton")


INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.



INVESTMENT STRATEGIES:              The Portfolio invests primarily in the
                                    common stock of smaller companies outside the U.S.

         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities").



         The portfolio may invest in small company securities in emerging markets. In some emerging markets, the Portfolio may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Portfolio may also invest a portion of its assets in the equity securities of larger foreign companies.



         An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).



The Portfolio may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).



When choosing equity investments for this Portfolio, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.


Principal Risks of Investing in this Portfolio

         The portfolio invests primarily in foreign securities, especially securities of small companies. The risks of investing in foreign securities, equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

         Because the portfolio invests primarily in foreign securities, which are generally riskier investments than U.S. securities investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. small companies. The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.


Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/1999) and the lowest return was 22.36% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


1997      0.8%
1998     11.9%
1999     84.9%
2000    -29.2%
2001    -31.1%
2002    -16.7%



                                            ONE      FIVE      LIFE OF    DATE FIRST
                                            YEAR     YEARS    PORTFOLIO   AVAILABLE
International Small Cap Trust Series I      -16.73%   -3.41%     -1.13%      03/04/1996
                        Series II                               -17.09%      01/28/2002
MSCI World ex-US Index(A)                   -15.51%   -2.44%     -0.55%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered.
Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. As of December 31, 2002, Templeton and its affiliates manage over $258 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

    The portfolio is managed by the following two portfolio managers:

    - CindySweeting (since May, 2003). Ms. Sweeting joined the Templeton in 1997 and is currently an Executive Vice President. She is a Chartered Financial Analyst (CFA) Charterholder.

    - Tucker Scott (since May, 2003). Mr. Scott joined Templeton in 1996 and is currently a Senior Vice President. He is a Chartered Financial Analyst (CFA) Charterholder.


INTERNATIONAL VALUE TRUST

SUBADVISER:            Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT
STRATEGIES:                         The portfolio invests, under normal market
                                    conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

    Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

    Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Use of Hedging and Other Strategic Transactions

    The International Value Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities of companies located outside the United States. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in debt (fixed income) securities including foreign debt securities. The risks of investing in fixed income securities and in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio has a 25% limit on debt securities, these risks will not affect the portfolio to the same degree as the risks of foreign equity securities.

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.97%
(for the quarter ended 12/2001) and the lowest return was 23.56%
(for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2000      -6.5%
2001     -10.0%
2002     -17.8%



                                            ONE      LIFE OF    DATE FIRST
                                            YEAR    PORTFOLIO   AVAILABLE
International Value Trust Series I         -17.84%   -8.62%     05/01/1999
            Series II                               -16.00%     01/28/2002
MSCI EAFE Index(A)                         -15.66%   -9.65%


(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    Templeton, located at 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33716, has been in the business of providing investment advisory services since 1954. As of December 31, 2002, Templeton and its affiliates manage over $258 billion in assets. Templeton Investment is an indirect wholly owned subsidiary of Franklin Resources, Inc.

    The Portfolio Managers are:

Lead Portfolio Manager

    - Gary R. Clemens (since May, 1999). Mr. Clemens is a Senior Vice President of Templeton. He joined the Franklin Templeton Group in 1990.

The following individual has secondary portfolio management responsibilities:

    - Edgerton Scott, III (since May, 1999). Mr. Scott is Vice President of Templeton. He joined the Franklin Templeton Group in 1996. Prior to joining Franklin Templeton, Mr. Scott served as an investment analyst for the Portola Group and Aeltus

         Investment Management. He is a Chartered Financial Analyst.

QUANTITATIVE MID CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global
            (U.S.A.")

INVESTMENT OBJECTIVE:               To seek long-term capital growth.

INVESTMENT STRATEGIES:              The portfolio invests, under normal
                                    market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

    Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap. Using this definition, as of 3/31/02, the largest company in the mid-cap universe was about $10 billion and the smallest about $1 billion.

    MFC Global ("U.S.A.") uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFC Global ("U.S.A.")'s equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the portfolio.

    The Quantitative Mid Cap Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

    The Quantitative Mid Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially mid-cap equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities -- Equity Securities" and "Risks of Investing in Certain Types of Securities -- Small and Medium Size Companies."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

Performance(A)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    During the time period shown in the bar chart, the highest quarterly return was 11.11% (for the quarter ended 12/2001) and the lowest return was 23.63% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]

2002      22.7%



                                           ONE      LIFE OF       DATE FIRST
                                           YEAR    PORTFOLIO      AVAILABLE
Quantitative Mid Cap Trust Series I      -22.65%    -24.07%       04/30/2001
            Series II                                21.44%       01/28/2002
S&P Mid Cap 400 Index                    -14.51%     -8.80%



(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    The Portfolio Managers are:

    - Mark Schmeer (since May, 2001). Mr. Schmeer joined MFC Global in 1996. He is Vice President and Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst, and graduated from Boston College with an MA in Economics.

    - Rhonda Chang (since May, 2001). Ms. Chang joined MFC Global in 1996. She is Assistant Vice President and Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from York University with an MBA.

MID CAP CORE TRUST
(available for sale effective May 5, 2003)

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital

INVESTMENT STRATEGIES:              The portfolio seeks to achieve its objective
                                    by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

         The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap Index measure the performance of the 800 companies with the lowest market capitalization in the Russell 1000 Index. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000 Index, which measure the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. As of March 26, 2003, the market cap range of the Russell Midcap Index was $650 million to $11 billion.


         In complying with the 80% investment requirement, the portfolio's investments may include synthetic instruments. Synthetic instruments are investment that have economic characteristics similar to the portfolio's direct investments. The portfolio may invest up to 20% of it assets in equity securities of companies in other market capitalization ranges. The portfolio may also invest up to 20% of its assets in investment-grade debt securities. The portfolio may invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the portfolio may hold a portion of its assets in cash or cash equivalents, including shares of money market funds*. Any percentage limitations with respect to assets of the portfolio are applied at the time of purchase.


         In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.


Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- The portfolio invests in mid-cap companies. The risks of investing in mid-cap companies are set forth below under "Risks of Investing in Certain Types of Securities."


- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."


     The portfolio may invest up to 20% of its assets in investment-grade debt securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."


Performance


Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS


    A I M Capital Management, Inc., ("AIM"). AIM manages the Aggressive Growth Trust and the All Cap Growth Trust. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.



    AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. AIM and its affiliates managed over $124 billion of assets as of December 31, 2002.


    The Portfolio Managers are:

    - Ronald S. Sloan(Lead Manager) (since May, 2003). Mr. Sloan is a Senior Portfolio Manager at AIM. Mr. Sloan joined AIM in 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

    - Paul J. Rasplicka (since May, 2003). Mr. Rasplicka is a Senior Portfolio Manager of AIM. He joined AIM in 1994.


GLOBAL EQUITY TRUST

SUBADVISER: Putnam Investment Management, L.L.C. ("Putnam")

INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.

INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, at least 80% of its net assets
                                    (plus any borrowings for investment
                                    purposes) in equity securities. Under normal market conditions, the portfolio will invest in at least three different countries, including the U.S.

    Putnam looks for companies with stock prices that it believes reflect a lower value than the value Putnam places on the business and for factors that it believes will cause the stock price to increase toward that latter value. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies.

    To determine whether a company is located in a particular country, Putnam looks at the following factors:

    -    where the company's securities trade;

    -    where the company is located or organized; or

    -    where the company derives its revenues or profits.

    In selecting portfolio securities to buy and sell, Putnam considers, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

    The Global Equity Trust will invest in foreign securities (including emerging market securities) and will have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    The Global Equity Trust may also invest in preferred stock, convertible securities and debt securities and may engage in a variety of transactions involving futures, options, warrants and swap contracts. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

    The Global Equity Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.79% (for the quarter ended 12/1998) and the lowest return was 16.96% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


1992      -0.7%
1993      32.9%
1994       1.7%
1995       7.7%
1996      12.6%
1997      20.8%
1998      12.2%
1999       3.7%
2000      12.2%
2001     -16.1%
2002     -19.1%



                                                ONE      FIVE       TEN     LIFE OF     DATE FIRST
                                                YEAR     YEARS     YEARS   PORTFOLIO    AVAILABLE
Global Equity Trust Series I                   -19.11%   -2.39%     5.79%               03/18/1988
              Series II                                           -17.33%               01/28/2002
MSCI World Index                               -19.54%   -1.76%     6.69%


(A)Effective October 1, 1996 and April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series
III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    Putnam has been managing mutual funds since 1937 and is one of America's oldest and largest money management firms. Putnam serves as the investment manager for the funds in the Putnam family of funds. Putnam and its affiliates manage over $250 billion in assets as of December 31, 2002. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

    The Portfolio Manager is:

    - Paul Warren (since May, 2001). Mr. Warren is Managing Director, Director of the Global Core Equity product team at Putnam. Prior to joining Putnam in 1997, he was Director, Market Specialist for Japan for IDS Fund Management/Pilgrim Baxter Asia LLC.

    Paul Warren is assisted by the Putnam Global Core Equity Team.

STRATEGIC GROWTH TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:               To seek capital appreciation.

INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, at least 65% of its total
                                    assets in common stocks and related
                                    securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which MFS believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Growth Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analyst of earnings, cash flows, competitive position and managements' abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

    In managing the portfolio, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS look particularly for companies which demonstrate:

    -    a strong franchise, strong cash flows and a recurring revenue stream

    - a solid industry position, where there is potential for high profit margins -- substantial barriers to new entry in the industry

    -    a strong management team with a clearly defined strategy

    -    a catalyst which may accelerate growth

    The portfolio may invest in foreign securities, including depositary receipts, dollar denominated foreign debt securities and emerging market securities, through which it may have exposure to foreign currencies.

    The Strategic Growth may also invest to a limited extent in: (a) fixed income securities, (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds,
(f) investment companies, (g) restricted securities, (h) short sales and short sales against the box, (i) indexed securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

    The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.39% (for the quarter ended 12/2001) and the lowest return was -23.91% (for the quarter ended 9/2001).


Performance(A)


2002    28.0%



                                           ONE              LIFE OF         DATE FIRST
                                           YEAR            PORTFOLIO        AVAILABLE
Strategic Growth Trust Series I           -28.04%          -23.84%          04/30/2001
                    Series II                              -25.05%          01/28/2002
Russell 1000 Growth Index                 -27.89%          -23.20%



(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


    The Portfolio Manager is:

    - S. Irfan Ali (since May, 2001). Mr. Ali is a Senior Vice President of MFS and has been employed by MFS since 1993. Mr. Ali has managed the MFS Strategic Growth Fund since 1999.

CAPITAL APPRECIATION TRUST

SUBADVISER:  Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              The portfolio invests at least 65% of the
                                    portfolio's total assets in equity-related securities of companies that exceed
                                    $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.


    Jennison follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

    Securities in which the Capital Appreciation Trust invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the portfolio is not likely to receive significant dividend income on its portfolio securities.

    In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Capital Appreciation Trust invests include: (i) American Depository Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITS) and similar securities. (Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that the portfolio can convert into the company's common stock or some other equity security.)

    The Capital Appreciation Trust may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

    In addition to the principal strategies discussed above, the Capital Appreciation Trust may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

    1. The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

    2. The portfolio may make short sales of a security including short sales "against the box."

    3. The portfolio may invest up to 20% of the portfolio's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.)

    4. The portfolio may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

    5. The portfolio may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

    6. The portfolio may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service.) These include corporate debt and other debt obligations of U.S. and foreign issuers. The portfolio may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

    7.   The portfolio may invest in repurchase agreements.

    Jennison considers selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.38%
(for the quarter ended 12/2001) and the lowest return was 19.64%
(for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2001   -18.4%
2002   -30.6%



                                            ONE       LIFE OF     DATE FIRST
                                            YEAR     PORTFOLIO    AVAILABLE
Capital Appreciation Trust Series I        -30.61%   -27.62%      11/01/2000
                        Series II                    -28.98%      01/28/2002
Russell 1000 Growth Index(A)               -27.89%   -29.16%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


(C)Since November, 2000 a portion of the Capital Appreciation Trust expenses were reimbursed. If such expenses had nor been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS



    Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Prudential Financial, Inc. indirectly, through wholly-owned subsidiaries, Prudential Asset Management Holding Company (PAMHC) and PAMHC's wholly-owned subsidiary, Prudential Investment Management, Inc. (formerly known as The Prudential Investment Corporation), owns 100% of Jennison. As of December 31, 2002, Jennison had approximately $48 billion in assets under management.


    The Portfolio Managers are:


    - Kathleen A. McCarragher (since November, 2000). Ms. McCarragher joined Jennison in 1998 and is a Director and Executive Vice President at Jennison. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms McCarragher received her B.B.A.degree from the University of Wisconsin and her M.B.A. from Harvard University.



    - Michael A. Del Balso (since November, 2000). Mr. Del Balso joined Jennison in 1972 and is currently a Director and Executive Vice President at Jennison. Mr. Del Baslo is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.



    - Spiros Segalas (since November, 2000). Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of. The New York Society of Security Analysts, Inc.

QUANTITATIVE ALL CAP TRUST
(available for sale effective May 5, 2003)

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL
             (U.S.A.)")


================================================================================
Investment                          To seek long-term growth of capital
Objective:
--------------------------------------------------------------------------------
Investment                          The portfolio seeks to achieve its objective
Strategies:                         by investing, under normal circumstances,
                                    primarily in equity securities of U.S.
                                    companies. The portfolio will generally
                                    focus on equity securities of U.S.
                                    companies across the three market
                                    capitalization ranges of large, mid and
                                    small.
================================================================================



   MFC Global ("U.S.A.") ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative Analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The management team will then use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the portfolio.



    The Quantitative All Cap Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.



    The Quantitative All Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.



    The portfolio may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the portfolio.


Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- The portfolio may invest to a limited extent in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



     The portfolio may invest to a limited extent in fixed income securities.
      The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



Performance



Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.)is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly known as Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    The Portfolio Managers are:


    - Mark Schmeer (since May, 2003). Mr. Schmeer joined MFC Global in August of 1995. He is Vice President and Managing Director of North American Equities at MFC Global. Prior to August of 1995, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to August 1995. He holds the Chartered Financial Analyst designation, and graduated from Boston College with an MA in Economics.



    - Harpreet Singh (since May, 2003). Mr. Singh joined MFC Global in August of 2000. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 2000, Mr. Singh was Quantitative Analyst at Standish, Ayer & Wood Inc. Mr. Singh graduated with an MBA from Bentley College and a B. Tech (Chemical Engineering) from Indian Institute of Technology.



    - Chris Hensen (since May, 2003). Mr. Hensen joined MFC Global in July of 1995. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global. Mr. Hensen holds the Chartered Financial Analyst designation and is a graduate of York University with a BBA and an MBA.



    - Rhonda Chang (since May, 2003). Ms. Chang joined MFC Global in 1994 as research analyst with the U.S. equity team and was promoted to portfolio manager in 1996. She is now Assistant Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She holds the Chartered Financial Analyst designation and graduated from York University with an MBA.



    - Robert Lutzko (since May, 2003). Mr. Lutzko joined MFC Global in September of 1995. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 1995, Mr. Lutzko was Portfolio Manager U.S. Equities, managing both U.S. Large-Cap and Small-Cap investments at the Workers Compensation Board's Investment Management division. Mr. Lutzko holds the Chartered Financial Analyst designation and is a graduate of Sheridan College (Computer Science).



   - Brett Hryb (since May, 2003). Mr. Hryb joined MFC Global in March of 1993. He is a Portfolio Manager of U.S. Equities at MFC Global. Mr. Hyrb holds the Chartered Financial Analyst designation and is a graduate of McMaster University (B.Comm).


ALL CAP CORE TRUST (formerly, Growth Trust)

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT
OBJECTIVE:                          To seek long-term growth of capital.

INVESTMENT
STRATEGIES:                         The portfolio invests in common stocks and
                                    other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index.

         The portfolio may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

         The portfolio may also invest in U.S. Government securities and up to 5% of its assets in foreign securities.

         Investment Philosophy. DeAM pursues an actively managed, quantitative investment process. DeAM's investment philosophy is based on three central tenets:

         Securities have an intrinsic value from which they deviate over time. DeAM believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

         Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Quantitative investment models provide an improved framework for selecting mispriced stocks in an unbiased, consistent and repeatable manner.

         Quantitative Investment Approach. DeAM blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. DeAM's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DeAM believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DeAM also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

         By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

         Portfolio Construction and Quantitative Risk Management. DeAM extensively screens the Russell 3000 universe using multiple investment parameters to identify what DeAM believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


   The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.59%
(for the quarter ended 12/1999) and the lowest return was 24.41%
(for the quarter ended 3/2001).


[PERFORMANCE GRAPH]


1997      25.4%
1998        24%
1999      37.2%
2000     -27.3%
2001     -21.4%
2002     -25.2%



                                       ONE      FIVE     LIFE OF     DATE FIRST
                                       YEAR     YEARS   PORTFOLIO    AVAILABLE
All Cap Core Trust  Series I          -25.23%   -6.18%     0.11%     07/15/1996
(formerly Growth Trust)
                    Series II                            -23.53%     01/28/2002
Russell 3000 Index (B)                -21.54%   -0.71%     5.43%


(A)Effective November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to these changes.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.


(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

         DeAM, located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


         DeAM provides a full range of investment advisory services to retail and institutional clients and as of December 31, 2002 had total assets under management of approximately $180.6 billion.


The portfolio managers are as follows:

         JOSHUA FEUERMAN. Managing Director, Deutsche Asset Management, and
                          Co-Manager of the portfolio

                  Joined the investment advisor in 1999. Prior to that, he was head of international strategies, including emerging and developed markets at State Street Global Advisors.
                  Manages Deutsche Global Quantitative Equities Group
                  Has MBA from the University of Chicago and is a Chartered Financial Analyst

         MICHAEL PATCHEN. Vice President, Co-Manager of the portfolio.

                  Joined the investment advisor in 2000. Prior to that, he managed global quantitative mandates including hedge funds at AQR Capital Management and prior to that at Goldman Sachs Asset Management
                  Senior U.S. portfolio manager
                  Has a BS from The Wharton School and a BAS from the University of Pennsylvania

         DAVID KOZIOL. Director Deutsche Asset Management

                  Joined the investment advisor in 2001. Prior to that, was principal in the Advanced Strategies and Research Group at Barclays Global Investors specializing in equities, fixed income and hedge fund products. Prior to that, he was an investment banker at Salomon Brothers.
                  Manages Deutsche Global Quantitative Equities Research Group

LARGE CAP GROWTH TRUST

SUBADVISER: Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              FMR normally invests at least 80% the
                                    portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations. Portfolio securities are selected based on the fundamental analysis of each issuer. Investments may include domestic and foreign issuers, and growth or value stocks or a combination of both.

         FMR normally invests at least 80% of the portfolio's assets in securities of companies with large market capitalizations. FMR normally invests the portfolio's assets primarily in common stock. Although a universal definition of large market capitalization companies does not exist, for purposes of this portfolio, FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500(R) Index or the Russell 1000(R) Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the portfolio's investment. Companies whose capitalization is below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of each index.

    FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

    FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

    FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

    The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Use of Hedging and Other Strategic Transactions

    The Large Cap Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was [20.83%] (for the quarter ended 12/1999) and the lowest return was 18.72% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


1992       8.2%
1993      10.3%
1994      -0.7%
1995      22.8%
1996        13%
1997      19.1%
1998      19.1%
1999      25.3%
2000     -14.2%
2001     -17.8%
2002     -22.8%


                                     ONE      FIVE       TEN      LIFE OF    DATE FIRST
                                     YEAR     YEARS     YEARS    PORTFOLIO   AVAILABLE
Large Cap Growth Trust Series I    -22.83%    -4.09%     3.92%               08/03/1989

                       Series II                                  -22.15%    01/28/2002
Russell 1000(R) Growth Index       -27.89%    -3.84%     6.71%

Combined Index (B)                 -27.89%    -7.09%     2.96%


(A)Effective May 1, 1999, the portfolio changed its investment objective. Performance includes results prior to these changes.

(B)The Combined Index is comprised of 47.5% of the return of the Wilshire 5000 Index, 20% of the MSCI EAFE Index, 15% of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index since inception to April 30, 1999 and 100% return of the Russell 1000 Growth Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data.


(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    FMR has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2002, FMR and its affiliate, FMR Co., Inc, had approximately $557 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

    Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio listed above. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly owned subsidiary of FMR.

    The Portfolio Manager is:

    - Karen Firestone (since May, 1999). Ms. Firestone joined FMR 1983, FMRC in 2001 and has worked as an analyst and manager. Ms. Firestone also manages Fidelity Advisor Large Cap Fund.

QUANTITATIVE EQUITY TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global
            (U.S.A.)")

INVESTMENT  OBJECTIVE:     To achieve intermediate- and long-term
                           growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

INVESTMENT  STRATEGIES:    The portfolio invests principally in
                           common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

    MFC Global (U.S.A.) seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings. In selecting investments, MFC Global (U.S.A.) places emphasis on companies with:

    -   good financial resources,

    -   strong balance sheet,

    -   satisfactory rate of return on capital,

    -   good industry position,

    -   superior management skills, and

    -   earnings that tend to grow at above average rates.

The portfolio's investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized.

    Investments are made primarily in securities listed on national securities exchanges, but the Quantitative Equity Trust may purchase securities traded in the United States over-the-counter market. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

    The Quantitative Equity Trust may invest in the following types of foreign securities:

    -   U.S. dollar denominated obligations of foreign branches of U.S. banks,

    - securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

    - securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and

    - securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Quantitative Equity Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    The Quantitative Equity Trust is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions".

Principal Risks of Investing in this Portfolio

- MFC Global (U.S.A.) is assisted by computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance(A, B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.79% (for the quarter ended 12/1998) and the lowest return was 20.54% (for the quarter ended 9/2001.


[PERFORMANCE GRAPH]


1992      6.1%
1993     13.4%
1994     -4.2%
1995     29.2%
1996     17.9%
1997     29.8%
1998     26.4%
1999     22.3%
2000      6.3%
2001      -23%
2002    -27.8%



                                      ONE     FIVE      TEN      LIFE OF     DATE FIRST
                                      YEAR    YEARS    YEARS    PORTFOLIO     AVAILABLE
Quantitative Equity Trust Series I   -27.78%  -1.78%    6.99%                04/30/1987
                     Series II                                   -26.34%     01/28/2002
S&P 500 Index                        -22.10%  -0.59%    9.33%


(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong
Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.


    The Portfolio Managers are:

    - Rhonda Chang (since May, 2001). Ms. Chang joined MFC Global in 1996. She is Assistant Vice President and Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from York University with an MBA.

    - Mark Schmeer (since August, 1995). Mr. Schmeer joined MFC Global in 1996. He is Vice President Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst, and graduated from Boston College with an MA in Economics.

BLUE CHIP GROWTH TRUST


SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:      To provide long-term growth of capital. Current
                           income is a secondary objective.

INVESTMENT STRATEGIES:     The portfolio invests at least 80% of its
                           net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.



    The Blue Chip Growth Trust invests under normal market conditions, at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

    In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

    Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.


    Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.


    Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.


    T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in
T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks which are attractively priced relative to their anticipated long-term value. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.


    Most of the assets of the portfolio are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example,
(i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks and bonds, and (iii) warrants. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

    The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

    The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions


    The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities and to a limited extent in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest to a limited extent in fixed income securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.


- During periods when growth stocks are not in favor with other investors, the portfolio may not perform as well as a portfolio that invests in value stocks that can cushion share prices in a down market.


- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest up to 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.


Performance(A, B, D)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/1998) and the lowest return was 17.09% (for the quarter ended 3/2001).


[PERFORMANCE GRAPH]


1993      -3.8%
1994      -4.8%
1995      26.5%
1996      25.9%
1997      26.9%
1998      28.5%
1999      19.4%
2000      -2.8%
2001     -14.6%
2002     -24.3%



                                         ONE     FIVE     TEN       LIFE OF    DATE FIRST
                                         YEAR    YEARS   YEARS     PORTFOLIO   AVAILABLE
Blue Chip Growth Trust Series I         -24.26%  -0.71%   5.98%                12/11/1992
                 Series II                                          -22.86%    01/28/2002
S&P 500 IndexI                          -22.10%  -0.59%   9.33%


(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.


IThe return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.



(D) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

SUBADVISER AND PORTFOLIO MANAGERS


    T. Rowe Price manages the Blue Chip Growth Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.


    The portfolio is managed by an investment advisory committee chaired by:

    - Larry J. Puglia (since October, 1996). Mr. Puglia, who joined T. Rowe Price in 1990, is a Vice President of T. Rowe Price and has been managing investments since 1993. He is a Chartered Financial Analyst and a Certified Public Accountant.


    The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.


U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust)


SUBADVISER:  Capital Guardian Trust Company ("CGTC"),


INVESTMENT OBJECTIVE:       To seek long-term growth of capital and income.

INVESTMENT STRATEGIES:      The portfolio invests at least 80% of
                            its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

    The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing


     To meet redemption requests or pending investment of its assets or during unusual market conditions, the U.S. Large Cap Value Trust may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.


Use of Hedging and Other Strategic Transactions


    The U.S. Large Cap Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.


Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."


Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 17.19% (for the quarter ended 12/2001) and the lowest return was 20.15% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2000     2.8%
2001    -2.5%
2002   -25.2%




                                  ONE        LIFE OF       DATE FIRST
                                  YEAR      PORTFOLIO      AVAILABLE
U.S. Large Cap Trust Series I    -25.18%      -6.88%       05/01/1999
              Series II                       23.61%       01/28/2002
S&P 500 INDEX (A)                -22.10%      -9.54%
Russell 1000 Value Index (A)     -15.52%      -5.08%


(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $105 billion of assets as of December 31, 2002.


    The Portfolio Managers are:

    - Terry Berkemeier (since May, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

    - Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

    - David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

    - Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

    - Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

    - Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

    - Alan J. Wilson (since May, 2000). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

A portion of the portfolio is managed by individual members of the research team.

STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust)

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:      To seek capital appreciation.

INVESTMENT STRATEGIES:    The portfolio invests, under normal
                           market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

        The equity securities of the companies invested in by the portfolio may be undervalued because:

        They are temporarily out of favor in the market due to:
                  a decline in the market
                  Poor economic conditions
                  Developments that have affected or may affect the issuer of the securities or the issuer's industry; or The market has overlooked them.

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

        The fund also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative value make such purchases attractive.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Value Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

    The Strategic Value Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies. The Strategic Value Trust may engage in short sales as described under "Additional Investment Policies - Short Sales."

    The Strategic Value Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Strategic Value Trust may place any portion of its assets in:

    - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

    -   cash.

    When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    The Strategic Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions".

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

         The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 17.20% (for the quarter ended 12/2001) and the lowest return was -23.66% (for the quarter ended 9/2001).


Performance(A)


2002     27.2%



                                         ONE         LIFE OF        DATE FIRST
                                         YEAR       PORTFOLIO       AVAILABLE
Strategic Value Trust Series I           27.20%       -24.64%       04/30/2001
                Series II (B)                         -24.25%       01/28/2002
S&P 500 Index                           -22.10%       -17.72%


(A) Effective May 1, 2003, the portfolio changed its investment policies.


(B) Series II shares were first offered January 28, 2002. [The performance for Series II is aggregate total return.] Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    The Portfolio Manager is:

        Kenneth Enright (since November, 2002; in May, 2003, Mr. Enright became the sole portfolio manager of the fund). Mr. Enright is the current portfolio manager of the MFS Strategic Value retail mutual fund. He is a Senior Vice President at MFS and has been employed by MFS since 1986.

LARGE CAP VALUE TRUST
(available for sale effective May 5, 2003)

SUBADVISER:  FUND ASSET MANAGEMENT, L.P. (doing business as "Mercury Advisors")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              The portfolio will seek to achieve this
                                    objective by investing in a diversified
                                    portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000
                                    Value Index by investing in equity
                                    securities that the subadviser believes are selling at below normal valuations. The
                                    Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


         The portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of March 27, 2003, the capitalization range of the Russell 1000 Index as $650 million to $240 billion.



         In selecting securities for the portfolio, the subadviser uses a proprietary model that employs three filters in its initial screens: (1) earnings momentum (which is an evaluation of what it believes to be the issuer's prospects for future earnings per share based on the growth and sustainability of earnings over previous periods); (2) earnings surprise (which analyzes an issuer's reported earnings as opposed to those that were anticipated); and (3) valuations based on price-to-earnings and a dividend discount model. The subadviser looks for strong relative earnings growth, preferring growth based on increased productivity and sales to growth resulting from the company's simply revising its pricing structure. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the portfolio.


         After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

         Because the portfolio will not hold all the stocks in the Russell 1000 Value Index and because a portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

         Relative price to earnings and price to book ratios
         Weighted median market capitalization of the portfolio
         Allocation among the economic sectors of the portfolio as compared to the applicable index
         Weighted individual stocks within the applicable index.

         The portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investment to ADRs of issuers in developed countries.

         The portfolio may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which a portfolio may invest.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.


- The portfolio may invest in debt securities. The risks of investing in debt securities are set forth below under "Risks of Investing in Certain Types of Securities."


Performance


Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS


Mercury Advisors, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its advisory affiliates constitute one of the world's largest asset management firms with approximately $462 billion assets under management as of December 31, 2002, overseeing client assets in over 70 countries around the globe.


The Portfolio Managers for the Large Cap Value strategy are:

-   Senior Portfolio Manager Bob Doll

Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999 and heads the Merrill Lynch Large Cap Value Fund team. Mr. Doll received bachelor's degrees in accounting and economics from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant.

-   Milind Sharma

In addition to Mr. Doll, the investment team includes Quantitative Analyst Milind Sharma, who received a bachelor's degree from Vassar College and completed the Honors Moderations Program at Oxford University. He holds master's degrees in computational finance and applied mathematics from Carnegie Mellon University.

The team has a combined 28 years of investment experience.

UTILITIES TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:               To seek capital growth and current income
                                    (income above that available from a
                                    portfolio invested entirely in equity
                                    securities).

INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, at least 80% of its net assets
                                    (plus any borrowings for investment
                                    purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

    MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region.

    Equity Investments. The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

    -    the current regulatory environment;

    -    the strength of the company's management team; and

    - the company's growth prospects and valuation relative to its long-term potential.

    Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

    As noted above, the portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    -    a fixed income stream, and

    - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    Fixed Income Investments. The portfolio invests in the following fixed income securities:

    - corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing -- Lower Rated Fixed Income Securities" for further information on these securities.)

    - mortgage-back securities and asset-back securities, see "Other Risks of Investing -- Asset Back Securities/Mortgage Backed Securities" for further information on these securities.)

    - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

    In selecting fixed income investments for the portfolio, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    Foreign Securities. The portfolio may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

    -    Equity securities of foreign companies in the utilities industry,

    -    Fixed income securities of foreign companies in the utilities industry,

    -    Fixed income securities issued by foreign governments.

    The portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

    General. The Utilities Trust may also invest to a limited extent in: (a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

    The Utilities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Use of Hedging and Other Strategic Transactions

    The Utilities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" (except swaps and related derivative instruments).

Principal Risks of Investing in this Portfolio

- The portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

    --   risks of increases in fuel and other operating costs;

    -- restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

    --   coping with the general effects of energy conservation;

    -- technological innovations which may render existing plans, equipment or products obsolete;

    --   the potential impact of natural or man-made disasters;

    -- difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

    --   the high cost of obtaining financing during periods of inflation;

    -- difficulties of the capital markets in absorbing utility debt and equity securities; and

    --   increased competition.

    Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the portfolio than on a portfolio with a more broadly diversified portfolio.

- The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed income securities include, including non-investment grade fixed income securities, mortgage-backed and asset-backed securities and collateralized mortgage obligations. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Securities."

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.05% (for the quarter ended 12/2002) and the lowest return was -17.95% (for the quarter ended 9/2001).


Performance (A)


2002     -23.5%



                                      LIFE
                             ONE       OF      DATE FIRST
                             YEAR   PORTFOLIO  AVAILABLE
Utilities Trust Series I   -23.46%   -28.44%   04/30/2001
               Series II             -19.04%   01/28/2002
S&P Utilities Index        -29.99%   -34.41%



(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    The Portfolio Manager is:

    - Maura A. Shaughnessy (since May, 2001). Ms. Shaughnessy is a Senior Vice President of MFS and has been employed by MFS since 1991. Ms. Shaughnessy has managed the MFS Capital Opportunities Fund since 1999 and the MFS Utilities Fund since 1992.

REAL ESTATE SECURITIES TRUST

SUBADVISER: Deutsche Asset Management, Inc ("DeAM")

INVESTMENT
OBJECTIVE:                          To seek to achieve a combination of
                                    long-term capital appreciation and current income.

INVESTMENT
STRATEGIES:                         The portfolio invests, under normal market
                                    conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.
                                    Equity securities include common stock
                                    preferred stock and securities convertible into common stock.

         A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

         DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

         To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

         Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

         Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

         If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

         The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

                  A security is not fulfilling its investment purpose;
                  A security has reached its optimum valuation; or A particular company or general economic conditions have changed.

Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

         Other Investments. When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.27% (for the quarter ended 9/1997) and the lowest return was 11.04% (for the quarter ended 9/1998).


[PERFORMANCE GRAPH]


1992      21.3%
1993      22.6%
1994      -2.8%
1995      15.1%
1996      34.7%
1997      18.4%
1998     -16.4%
1999        -8%
2000      25.7%
2001       3.2%
2002       2.6%



                                       ONE     FIVE      TEN   LIFE OF    DATE FIRST
                                       YEAR    YEARS    YEARS  PORTFOLIO  AVAILABLE
Real Estate Securities Trust Series I  2.58%   0.45%    8.39%             04/30/1987
                            Series II                            3.05%    01/28/2002
Wilshire Real Estate Securities Index  2.65%   3.46%    9.97%
Morgan Stanley REIT Index (B)          3.98%   3.36%     N/A


(A)On November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B)The Morgan Stanley REIT Index commenced on December 31, 1994, therefore the 10 year return period is not applicable for this index.


(C)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

         Deutsche Asset Management, Inc. ("DeAM"), located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


         DeAM provides a full range of investment advisory services to retail and institutional clients and as of December 31, 2002 had total assets under management of approximately $180.6 billion.


The portfolio managers are:

         KAREN J. KNUDSON. Principal, Deutsche Asset Management

                  Joined the investment advisor in 1995.
                  More than 20 years of investment industry experience. MBA, University of California at Berkeley

         JOHN F. ROBERTSON. Vice President, Deutsche Asset Management

                  Joined the investment advisor in 1996.
                  Prior to 1996, Assistant Vice President for Lincoln Investment Management responsible for REIT research
                  Charter Financial Analyst

         JOHN W. VOJTICEK. Vice President, Deutsche Asset Management

                  Joined the investment advisor in 1996.
                  Over six years of investment experience

         MARK D. ZEISLOFT.  Vice President, Deutsche Asset Management

                  Joined the investment advisor in 1996.
                  Over twelve years of investment experience
                  MBA, University of Chicago

SMALL CAP OPPORTUNITIES TRUST
(Available for sale effective May 5, 2003)

SUBADVISER: Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.

INVESTMENT STRATEGIES:              The portfolio seeks this objective by
                                    investing, under normal circumstances, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.


         Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index. As of June 30, 2002, such capitalizations are $1.3 billion and below


         The portfolio attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

         The portfolio will usually invest in equity securities of companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

         In addition to valuation, the subadviser considers these factors, among others in choosing companies:

                  A stable or improving earnings records;
                  Sound finances;
                  Above-average growth prospectus;
                  Participation in a fast growing industry;
                  Strategic niche position in a specialized market; and Adequate capitalization.


The portfolio may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.


The portfolio may engage in short-term trading of portfolio securities.

Principal Risks of Investing in this Portfolio

         - The portfolio invests primarily in equity securities especially of small cap companies. The risks of investing in equity securities, including those of small companies are set forth below under "Risks of Investing in Certain Types of Securities."

    The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

    The portfolio may engage in short-term trading. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the portfolio's performance.

Performance


Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS

    Munder manages the Small Cap Opportunities Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of December 31, 2002, Munder and its subsidiary had approximately $32.2 billion of assets under management.

    A committee of Munder investment personnel manages the portfolio.

SMALL COMPANY VALUE TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT
OBJECTIVE:                          To seek long-term growth of capital.

INVESTMENT
STRATEGIES:                         The portfolio invests primarily in small
                                    companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.
                                    However, the portfolio will not sell a stock just because a company has grown to a market capitalization that exceeds such maximum.

    Reflecting a value approach to investing, the Small Company Value Trust will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

    - Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

    -    Low stock price relative to a company's underlying asset values;

    - Above-average dividend yield relative to a company's peers or its own historic norm;

    -    A plan to improve the business through restructuring; or

    -    A sound balance sheet and other positive financial characteristics.

         While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

    The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions

    The Small Company Value Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

    In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

    The Small Company Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" below.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests primarily in securities of small companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C, D)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 15.29% (for the quarter ended 12/2001) and the lowest return was 18.31% (for the quarter ended 9/1998).


[PERFORMANCE GRAPH]


1998     -4.7%
1999        8%
2000      5.9%
2001      6.5%
2002     -5.9%



                                      ONE    FIVE    LIFE OF   DATE FIRST
                                     YEAR    YEARS  PORTFOLIO  AVAILABLE
Small Company Value Trust Series I  -5.93%   1.78%    0.81%    10/01/1997
                       Series II                     -6.20%    01/28/2002
Russell 2000 Value Index(B)         -11.43%  2.71%    2.91%


(A)Effective April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)Since January 1, 2001, a portion of the Small Company Value Trust's expenses were reimburse. If such expenses had not been reimbursed returns would be lower.


(D)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    T. Rowe Price manages the Small Company Value Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.


    The portfolio is managed by an investment advisory committee chaired by:

    - Preston G. Athey (since May, 2001). Mr. Athey, who joined T. Rowe Price in 1978, is a Vice President of T. Rowe Price and has been managing investments since 1982. He is a Chartered Financial Analyst.

    The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

SPECIAL VALUE TRUST
(available for sale effective May 5, 2003)

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:               To seek long-term capital growth

INVESTMENT STRATEGIES:              Under normal circumstances, the portfolio
                                    invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of smaller capitalized U.S.
                                    companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index. The size of companies in the index changes with market conditions and the composition of the index.
                                    Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.


         The subadviser emphasizes individual security selection while spreading the portfolio's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have the best prospects for outperforming its competition. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices,
(c) cash flow and (d) rankings.)



         The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the portfolio's general investment criteria. (Quantitative parameter are the values used to evaluate investments.) In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as:


         Low stock price relative to earnings, book value and cash flow High return on invested capital

    The subadviser also uses quantitative methods to identify catalysts and trends that might influence the portfolio's industry or sector focus, or the subadviser's individual security selection.

Principal Risks of Investing in this Portfolio

         - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


         - The portfolio invests primarily in small cap companies. The risks of investing in small cap companies are set forth below under "Risks of Investing in Certain Types of Securities."


    The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

Performance


Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS

    SaBAM is a wholly-owned subsidiary of Citigroup Inc. (Citigroup). SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2002, SaBAM and its worldwide investment advisory affiliates manage approximately $34.2 billion in assets. SaBAM's business offices are located at 399 Park Avenue, New York, NY 10022.

    The Portfolio Managers are:


-Peter J. Hable ~ Managing Director

         Co-portfolio Manager of the Salomon Brothers Variable Capital Fund Managing Director of Salomon Brothers Asset Management 20 years of securities business experience
         Employed by Citigroup, Inc or its predecessor firms since 1983
         BS in Economics from Southern Methodist University
         MBA from Wharton School of Finance

-Thomas B. Driscoll ~ Director

         Employed by Citigroup, Inc or its predecessor firms since 1996 United States Marine Corps--Major, Naval Aviator
         7 years investment experience
         Member of the Security Analysts of San Francisco
         BA from Drew University
         MBA from the University of California, Davis


MID CAP VALUE TRUST

SUBADVISER: Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT
OBJECTIVE:                          To seek capital appreciation.

INVESTMENT
STRATEGIES:                         The portfolio invests primarily in equity
                                    securities which it believes to be
                                    undervalued in the marketplace. Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

    Lord Abbett uses a value approach in managing the Mid Cap Value Trust. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

-  Changes in economic and financial        -  Price increases for the company's
environment                                 products or services

-  New or improved products or services     -  Changes in management or company
                                            structure

-  Improved efficiencies resulting from     -  Changes in government
new technologies or changes in              regulations, political climate or
distribution                                competitive conditions

-  New or rapidly expanding markets

    The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.27% (for the quarter ended 12/2001) and the lowest return was -14.75% (for the quarter ended 9/2002).


Performance(A)


2002     -10.1%



                                         ONE     LIFE OF    DATE FIRST
                                        YEAR    PORTFOLIO   AVAILABLE
Mid Cap Value Series I                 -10.11%   -3.55%     04/30/2001
             Series II                           -7.05%     01/28/2002
Russell Midcap Value Index              -9.65%   -5.60%



         (3) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. As of December 31, 2002, Lord Abbett had approximately $48.1 billion in assets under management in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

    The Portfolio Managers are:


    - Lord Abbett uses a team of investment managers and analysts acting together to manage the portfolio's investments. Edward K. von der Linde heads the team and the other senior members are Eileen Banko, Howard Hansen and David Builder. Mr. Von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988. Mr. Von der Linde has been in the investment business since 1985. Ms. Banko, Equity analyst joined Lord Abbett in 1990. Mr. Hansen, Investment Manager, joined Lord Abbett in 1994. Mr. Builder, Equity Analyst, joined Lord Abbett in 1998 from Bear Stearns where he served as equity analyst.


VALUE TRUST

SUBADVISER:  Van Kampen Investments

INVESTMENT
OBJECTIVE:                          To realize an above-average total return
                                    over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT
STRATEGIES:                         The portfolio seeks to attain this objective
                                    by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.


    Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.


         Van Kampen's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that Van Kampen believes are selling below their intrinsic value and offer the opportunity for growth of capital. The portfolio emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. Van Kampen may favor securities of companies that are undervalued industries. Van Kampen may purchase stocks that do not pay dividends. Van Kampen may also invest the portfolio's assets in companies with smaller or larger market capitalizations.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Value Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.


- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."



         The Value Trust invests primarily in securities of small or medium sized value companies. This market sector may underperform relative to other sectors. During an overall stock market decline, stock prices of small or mid-sized companies often fluctuate more than the stock prices of larger companies. The risks of investing in small or medium sized companies are set forth under "Risks of Investing in Certain Types of Securities" above.

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.14% (for the quarter ended 12/2000) and the lowest return was 23.40% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


1997     22.1%
1998     -1.7%
1999     -2.8%
2000     24.6%
2001      3.4%
2002    -22.8%



                                 ONE      FIVE    LIFE OF    DATE FIRST
                                 YEAR    YEARS   PORTFOLIO   AVAILABLE
Value Trust Series I            -22.80%  -1.02%     2.51%    01/01/1997
           Series II                              -21.87%    01/28/2002
Russell Mid Cap Value Index(A)   -9.65%   2.95%     7.63%


(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Van Kampen Investments", has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. MSIM and its investment advisory affiliates managed approximately $376.2 billion in assets as of December 31, 2002. MSIM also does business in certain instances using the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was listed as the subadviser to the Value Trust.

         The portfolio is managed by Van Kampen's Equity Income team. Current members of the Equity Income team are: James Gilligan, a Managing Director of Van Kampen, James Roeder, a Vice President of Van Kampen, and Vincent Vizachero, an Associate of Van Kampen. The composition of the team may change without notice from time to time.

ALL CAP VALUE TRUST

Subadviser:                         Lord, Abbett & Co. LLC ("Lord Abbett")

Investment Objective:               To seek capital appreciation.

Investment Strategies:              The portfolio invests primarily in equity
                                    securities of U.S. and multinational
                                    companies that Lord Abbett believes are
                                    undervalued in all capitalization ranges.
                                    Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase.
                                    Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

    In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what Lord Abbett thinks is its full value, or may go down in value, Lord Abbett's emphasis on large, seasoned company value stocks may limit the portfolio's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. Lord Abbett generally sells a stock when it thinks it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of Lord Abbett's expectations.

    The All Cap Value Trust may investment up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

      The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in the securities of small and medium sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.09% (for the quarter ended 12/2001) and the lowest return was -23.92% (for the quarter ended 9/2002).


Performance(A)


2002     -27.8%



                                         ONE     LIFE OF    DATE FIRST
                                         YEAR   PORTFOLIO   AVAILABLE
All Cap Value Trust Series I           -27.83%   -17.29%    04/30/2001
                 Series II                       -27.63%    01/28/2002
Russell 3000 Value Index               -15.18%   -11.37%



(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as

"Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


         Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. As of December 31, 2002, Lord Abbett had approximately $ 48.1billion in assets under management in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.


         The Portfolio Managers are:
    Lord Abbett uses a team of investment managers and analysts acting together to manager the portfolio's investments. Robert G. Morris heads the team and the other senior members are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli and Gerard S. E. Heffernan. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in l995. Mr. Builder, Equity Analyst on the Mid-Cap Value Team, joined Lord Abbett in 1998 from Bear Stearns where he served as an Equity Analyst. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990. Mr. Heffernan, Research Analyst on the Small-Cap Value team, joined Lord Abbett in 1998 from CL Capital Management where he served as Portfolio Manager and Equity Research Analyst.

EQUITY INDEX TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global
            (U.S.A.)")

INVESTMENT OBJECTIVE:               To approximate the aggregate total return of
                                    publicly traded common stocks which are
                                    included in the S&P Composite Stock Price
                                    Index (the "S&P 500 Index").

INVESTMENT STRATEGIES:              The portfolio invests in the equity
                                    securities of a diversified group of U.S.
                                    companies. The portfolio is not actively managed; rather MFC Global (U.S.A.) tries to duplicate the performance of the S&P 500
                                    Index by investing the portfolio's assets in the common stocks that are included in the S&P 500 Index in approximately the proportion of their respective market value weightings in the S&P 500 Index.

    The portfolio uses the S&P 500 Index as its standard performance comparison because the S&P 500 Index (i) represents more than 70% of the total market value of all publicly traded common stocks in the U.S. and (ii) is widely viewed among investors as representative of the performance of publicly traded common stocks in the U.S.

    The S&P 500 Index is an unmanaged index composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The performance of the S&P 500 Index is based on changes in the prices of stocks comprising the S&P 500 Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of the S&P 500 Index. Standard & Poor's(1) selects the stocks to be included in the S&P 500 Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

    Since MFC Global (U.S.A.) attempts to match the performance of the S&P 500 Index, the adverse financial situation of a company will not result in its elimination from the portfolio unless, of course, the company in question is removed from the S&P 500 Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company.

    Under normal circumstances, the net assets of the Equity Index Trust will be invested in any combination of the following investments:

    -    representative common stocks

    - Standard & Poor's Stock Index Futures Contracts ("S&P 500 Futures Contracts"), and

--------------- (1)"Standard & Poor's(R)," "S&P 500(R)," "S&P(R)," "Standard &
Poor's 500(R)" and "500" are trademarks of

McGraw-Hill, Inc.

    -    Standard & Poor's Depository Receipts(R).

    With regard to the portion of the Equity Index Trust invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the S&P 500 Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the S&P 500 Index.

    There is no minimum or maximum number of stocks included in the S&P 500 Index which the Equity Index Trust must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would be between 300 and 500 different stocks included in the S&P 500 Index. The portfolio may compensate for the omission of a stock that is included in the S&P 500 Index, or for purchasing stocks in other than the same proportion that they are represented in the S&P 500 Index, by purchasing stocks that are believed by MFC Global (U.S.A.) to have characteristics that correspond to those of the omitted stocks.

    Tracking error is measured by the difference between the total return for the S&P 500 Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the S&P 500 Index. If deviation accuracy is not maintained, the Equity Index Trust will rebalance its composition by selecting securities which, in the opinion of MFC Global (U.S.A.), will provide a more representative sampling of the capitalization of the securities in the S&P 500 Index as a whole or a more representative sampling of the sector diversification in the S&P 500 Index.

    The portfolio may also invest in short-term debt securities to maintain liquidity or pending investment in stocks or S&P 500 Futures Contracts.

    Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.

Use of Hedging and Other Strategic Transactions

    The Equity Index Trust may invest in S&P 500 Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

- An investment in the Equity Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Since the portfolio is not actively managed, if the S&P 500 Index does not perform well, MFC Global (U.S.A.) will not have the ability to transfer portfolio assets into other investments.

Performance(A, B, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 21.22% (for the quarter ended 12/1998) and the lowest return was 17.39% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]

1997      33.5%
1998      28.6%
1999      20.6%
2000      -9.3%
2001     -12.3%
2002     -22.3%




                                ONE     FIVE   LIFE OF   DATE FIRST
                                YEAR   YEARS  PORTFOLIO  AVAILABLE
Equity  Index Trust Series I  -22.30%  -0.84%   5.77%    02/14/1996
S&P 500 Index                 -22.10%  -0.59%   5.99%


(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B)During the periods shown in the chart, a portion of the Equity Index Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C)The Equity Index Trust does not offer Series II shares or Series III shares.

SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    The Portfolio Managers are:

    - Martin Ayow (since May, 2000). Mr. Ayow joined MFC Global in 2000 and is Assistant Vice President and Senior Portfolio Manager for Manulife Financial. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, Mr. Ayow was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst and graduated from the University of Toronto with an MBA.

    - Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MFC Global in 2000. He is a Senior Analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, Financial, Mr. Brahmachari was employed as an analyst at Nortel. He is a Chartered Financial Analyst and graduated from the University of Victoria with an MBA.

FUNDAMENTAL VALUE TRUST

SUBADVISER:  Davis Advisors ("Davis")

INVESTMENT OBJECTIVE:               To seek growth of capital.


INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.


    Davis uses the Davis investment philosophy in managing the Fundamental Value Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

-  First-class management                -  Proven record as an acquirer

-  Management ownership                  -  Strong balance sheet

-  Strong returns on capital             -  Competitive products or services

-  Lean expense structure                -  Successful international operations

-  Dominant or growing market share
   in a growing market
                                         -  Innovation

    The Fundamental Value Trust may also invest to a limited extent in foreign securities and fixed income securities.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fundamental Value Trust may place any portion of its assets in:

     - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

     - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act; and

     -  cash.

    When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

     - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.87% (for the quarter ended 12/2001) and the lowest return was 13.77% (for the quarter ended 9/2001).


[PERFORMANCE GRAPH]


2002    -16.2%



                                    ONE      LIFE OF    DATE FIRST
                                    YEAR    PORTFOLIO   AVAILABLE
Fundamental Value Trust Series I  -16.20%    -13.40%    04/30/2001
Series II                                    -14.46%    01/28/2002
S&P 500 Index (A)                 -22.10%    -17.72%
Russell 1000 Value Index (A)      -15.52%    -12.04%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.



(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of December 31, 2002, Davis managed assets of more than $32 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

    The Portfolio Managers are:

    - Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

    - Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

GROWTH & INCOME TRUST


SUBADVISER: Wellington Management Company, LLP ("Wellington Management")


INVESTMENT OBJECTIVE:     To seek long-term growth of capital and
                          income consistent with prudent investment risk.

INVESTMENT STRATEGIES:    The portfolio invests primarily in a
                          diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality

    Wellington Management believes that high quality is evidenced by:

    -    a leadership position within an industry,

    -    a strong or improving balance sheet,

    -    relatively high return on equity,

    -    steady or increasing dividend payout, and

    -    strong management skills.


    The Growth & Income Trust's investments primarily emphasize dividend-paying stocks of larger companies. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. These securities include those convertible securities issued in the Euromarket, preferred stocks and debt securities.


    Wellington Management selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and revenues, and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.



    The Growth & Income Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. The Growth & Income Trust may also invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.


Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth & Income Trust may invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions


    The Growth & Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.


Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


- Because the portfolio invests primarily in high quality equity securities, it may underperform portfolios invested in more speculative growth securities when these securities are in favor in the market.

Performance(A)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/1998) and the lowest return was 17.43% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


1992      10.2%
1993       9.6%
1994       2.9%
1995      29.2%
1996      22.8%
1997      32.8%
1998      26.5%
1999      18.9%
2000      -7.1%
2001     -11.3%
2002     -24.3%



                                   ONE      FIVE     TEN     LIFE OF    DATE FIRST
                                   YEAR     YEARS   YEARS   PORTFOLIO   AVAILABLE
Growth & Income Trust Series I   -24.33%   -1.28%   8.34%               04/23/1991
                      Series II                              -22.83%    01/28/2002
S&P 500 Index                    -22.10%   -0.59%   9.33%

         1. Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.


    The Portfolio Manager is:

    - Matthew E. Megargel (since February, 1992). Mr. Megargel, Senior Vice President of Wellington Management, joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. He is a Chartered Financial Analyst.

EQUITY-INCOME TRUST


SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")


INVESTMENT OBJECTIVE:        To provide substantial dividend income and
                             also long-term capital appreciation.


INVESTMENT STRATEGIES:       The portfolio invests, under normal
                             circumstances, at least 80% of the
                             portfolio's total assets in equity
                             securities, with 65% in common stocks of established companies paying above-average dividends.



    T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.



    The Equity-Income Trust tends to take a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.


    The Equity-Income Trust will generally consider companies with the following characteristics:

    -    established operating histories;

    -    above-average dividend yield relative to the S&P 500 Index;

    -    low price/earnings ratios relative to the S&P 500 Index;

    -    sound balance sheets and other financial characteristics; and

    - low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.


    The Equity-Income Trust may also purchase other types of securities, including:

    - U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets);

    -    preferred stocks;

    -    convertible stocks, bonds, and warrants; and

    -    municipal securities.


    The portfolio may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.


    The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions

    The Equity-Income Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.


    In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.



    The Equity-Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


Principal Risks of Investing in this Portfolio


- The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance. The portfolio's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.



- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."



- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest up to 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance(A, B, D)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/1999) and the lowest return was 17.40% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


1994      0.8%
1995     23.7%
1996     19.9%
1997     29.7%
1998      9.2%
1999      3.4%
2000       13%
2001      1.3%
2002    -13.3%



                                   ONE      FIVE    LIFE OF    DATE FIRST
                                   YEAR     YEARS  PORTFOLIO   AVAILABLE
Equity-Income  Trust Series I    -13.28%    2.31%     9.54%    02/19/1993
                  Series II                         -12.89%    01/28/2002
Russell 1000 Value Index(C)      -15.52%    1.16%    10.29%


(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.


(D)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    T. Rowe Price manages the Equity Income Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.


    The portfolio is managed by an investment advisory committee chaired by:

    - Brian C. Rogers (since October, 1996). Mr. Rogers, who joined T. Rowe Price in 1982, is a Vice President of T. Rowe Price and has been managing investments since 1983. He is a Chartered Financial Analyst.

    The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

INCOME & VALUE TRUST

SUBADVISER: Capital Guardian Trust Company ("CGTC")

INVESTMENT
OBJECTIVE:                          To seek the balanced accomplishment of (a)
                                    conservation of principal and (b) long-term growth of capital and income.

INVESTMENT
STRATEGIES:                         The portfolio invests its assets in both
                                    equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

    Fixed Income Securities. At least 80% of the fixed income portion of the portfolio will consist of the following:

    - securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by CGTC to be of equivalent investment quality including mortgage-related and asset-backed securities (see "Other Risks of Investing" below for a description of these securities);

    - securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    - cash or cash equivalents including commercial bank obligations and commercial paper.

    Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

    Equity Securities. Equity securities shall be listed on national securities exchanges or in the national OTC market (also known as NASDAQ) and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Income & Value Trust may invest all or a portion of its assets in fixed income securities, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    The Income & Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests in equity securities. The risks of investing in equity of securities are set forth below under "Risks of Investing in Certain Types Securities."

- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(A, C, D)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.06%
(for the quarter ended 12/2001) and the lowest return was 13.70%
(for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


1992      8.3%
1993     10.1%
1994     -1.6%
1995     20.7%
1996       10%
1997     15.3%
1998     15.1%
1999      8.5%
2000      4.9%
2001        1%
2002    -15.9%



                                                      ONE     FIVE      TEN     LIFE OF    DATE FIRST
                                                      YEAR    YEARS    YEARS   PORTFOLIO   AVAILABLE
Income & Value Trust Series I                       -15.93%   2.19%    6.38%               08/03/1989
                  Series II                                                     -15.02%    01/28/2002
S&P 500 Index                                       -22.10%  -0.59%    9.33%
Salomon Brothers Broad Investment Grade Bond Index   10.09%   7.52%    7.53%

60% S&P 500 / 40% Salomon Brothers Broad             -9.88%   3.09%    8.93%
Investment Grade Bond Index
Combined Index(C)                                    -9.88%   1.62%    6.61%


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)The Customized Index represents 60% of the performance of the S&P 500 Index and 40% of the performance of the Salomon Brothers Broad Investment Grade Bond Index. The Customized Index was prepared by the advisor using Ibbotson Associates Software and Data.


(C)The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index for periods prior to April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Salomon Brothers Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.



(D)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $105 billion of assets as of December 31, 2002.


    The Portfolio Managers are:

    - Alan J. Wilson (since January, 1999). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

    - Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

    - Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

    - Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

    - David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

    - James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.




    - Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

    - Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

    - Terry Berkemeier (since July, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

    - Karen A. Miller (since December, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

A portion of the portfolio is managed by individual members of the research team.

BALANCED TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global
            (U.S.A.)")

INVESTMENT OBJECTIVE:               To seek current income and capital
                                    appreciation.

INVESTMENT STRATEGIES:              The portfolio invests its assets in a
                                    balanced portfolio of (i) Equity Securities
                                    (as defined below) and (ii) Fixed Income
                                    Securities (as defined below).

Equity Securities

    The Balanced Trust may invest up to 70% of its total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million (collectively, "Equity Securities"). Under normal market conditions, the portfolio will invest at least 40% of its assets in Equity Securities.

    The Balanced Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

Fixed Income Securities

    The Balanced Trust may invest up to 50% of its total assets in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (collectively, "Fixed Income Securities"). Under normal market conditions, the portfolio will invest at least 25% of its assets in Fixed Income Securities.

    At least 65% of the Fixed Income Securities purchased by the portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent as determined by the subadviser).

    Fixed Income Securities may include U.S. dollar denominated foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests significantly in equity securities and also invests in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set for below under "Risks of Investing in Certain Types of Securities."

Performance(A, F)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.22% (for the quarter ended 6/1997) and the lowest return was 11.20% (for the quarter ended 12/2000).


[PERFORMANCE GRAPH]


1997      17.8%
1998      14.3%
1999      -1.7%
2000      -9.3%
2001     -10.2%
2002     -14.4%



                                             ONE     FIVE     LIFE OF    DATE FIRST
                                             YEAR    YEARS   PORTFOLIO   AVAILABLE
Balanced Trust Series I                    -14.36%  -4.76%     -1.33%    11/01/1997
              Series II                                       -13.67%    01/28/2002
S&P 500 Index(B)                           -22.10%  -0.59%      4.40%
Lehman Brothers Aggregate Bond              10.27%   7.54%      7.90%
Index(C)
Lehman Brothers IT Government/               9.82%   7.48%      7.54%
Credit Bond Index
Combined Index(D)                           -6.60%   3.27%      6.07%

(A)On May 4, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C)The Lehman Brothers Aggregate Bond Index was added to more accurately reflect the investment objective of the Trust.

(D)The Combined Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index through December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

(E)The Customized Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index from January 1, 1997 to December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 through April 30, 2001. As of May 1, 2001, the index represents 50% of the return of the S&P 500 and 50% of the return of the Lehman Brothers Aggregate Bond Index The Customized Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Customized Index was added to provide a more accurate comparison of performance.


(F)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    The Portfolio Managers are:

    - Rhonda Chang (since May, 2001). Ms. Chang joined MFC Global in 1996. She is Assistant Vice President and Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial since 1994. Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from New York University with an MBA.

    - John McIntyre (since May, 2001). Mr. McIntryre joined MFC Global in 2001 and is Assistant Vice President and Senior Portfolio Manager. Mr. McIntyre has been a portfolio manager in the U.S. fixed income area of Manulife Financial since 1990 and has extensive experience in managing investment grade portfolios. He is a Chartered Financial Analyst and graduated from New York University with an MBA.

    - Mark Schmeer (since May, 2001). Mr. Schmeer joined MFC Global in 1996. He is Vice President and Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst and graduated from Boston College with an MA in economics.

    - Gary Stewart (since May, 2001). Mr. Stewart joined MFC Global in 1998. He is Vice President and Senior Portfolio Manager at Manulife Financial. Prior to joining Manulife in 1997, Mr. Stewart was Vice President and Senior Portfolio Manager at ING Investment Management. He is a Chartered Financial Analyst and graduated from York University with an MBA.

GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)


SUBADVISER: UBS Global Asset Management

INVESTMENT OBJECTIVE:               To seek total return, consisting of
                                    long-term capital appreciation and current income.

INVESTMENT STRATEGIES:              The portfolio invests in equity and fixed
                                    income securities of issuers located within and outside the U.S. Under normal circumstances, the portfolio will allocate its assets between fixed income securities and equity securities.


         Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock and preferred stock. The portfolio may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the portfolio attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


         The portfolio is a multi-asset portfolio and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.


         Within the equity portion of the portfolio, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.


         For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.


         In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the subadviser.


         The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.


         The portfolio's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

         The portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the portfolio's ability to pursue its investment objective. The subadviser actively manages the portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


Principal Risks of Investing in this Portfolio

- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risk of Investing in Certain Types of Securities."


- The portfolio may invest in foreign securities, including emerging market securities. The risks of investing in foreign securities and emerging market securities are set forth below under "Risk of Investing in Certain Types of Securities."



- The subadviser allocates the portfolio's assets among several asset categories. The risks associated with asset allocation include the risk that the portfolio may allocate assets to an asset category that underperforms other asset categories. For example, the portfolio may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.


Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.29% (for the quarter ended 12/2001) and the lowest return was 17.65% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2001     -13.4%
2002     -23.2%



                                     ONE     LIFE OF    DATE FIRST
                                    YEAR    PORTFOLIO   AVAILABLE
Global  Allocation Trust Series I  -23.21%   -15.21%    05/01/2000
                        Series II            -22.30%    01/28/2002
S&P 500 Index(A)                   -22.10%   -15.97%



(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.



(B)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. As of December 31, 2002, UBS Global Asset Management (Americas) Inc. had approximately $34 billion in assets under management and the UBS Global Asset Management Division had approximately $403 billion in assets under management.



    Investment decisions for the portfolio are made by an investment management team at the subadviser. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


HIGH YIELD TRUST


SUBADVISER:  Salomon Brothers Asset Management Inc. ("SaBAM")


INVESTMENT OBJECTIVE:               To realize an above-average total return
                                    over a market cycle of three to five years, consistent with reasonable risk.


INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government
                                    Securities, mortgage backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered to be of equivalent quality):



    CORPORATE BONDS, PREFERRED STOCKS AND
RATING AGENCY            CONVERTIBLE SECURITIES
-----------------------------------------------
  Moody's                    Ba through C
  Standard &                 BB through D
  Poor's



    Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The Portfolio may also invest in investment grade securities.



    The High Yield Trust may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. The subadviser may utilize futures, swaps and other derivatives in managing the portfolio.


    The High Yield Trust may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

Principal Risks of Investing in this Portfolio


- The portfolio invests primarily in non-investment grade fixed income securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."



- The portfolio may invest its assets in foreign securities including securities of companies in emerging markets. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities." Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed income securities.


- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

PerformanceI


    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.79% (for the quarter ended 6/1997) and the lowest return was 6.52% (for the quarter ended 9/1998).


[PERFORMANCE GRAPH]


1997     12.7%
1998      2.8%
1999        8%
2000       -9%
2001     -5.5%
2002     -6.7%



                                        ONE      FIVE     LIFE OF   DATE FIRST
                                        YEAR     YEARS   PORTFOLIO  AVAILABLE
High Yield Trust Series I              -6.65%   -2.31%      0.08%   01/01/1997
                  Series II                                -7.42%   01/28/2002
CSFB Global High Yield Bond Index(AB)   3.11%    1.44%      3.22%


(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.


(B)For the prior fiscal year, the broad based index was the CSFB High Yield Bond Index. For the current fiscal year the broad based index is Smith Barney High Yield Market Index. This change was made due to a change in the subadviser to the portfolio.



(C)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


Salomon Brothers Asset Management Inc has its principal offices at 399 Park Avenue, New York, New York 10022. Founded in 1963, Salomon Brothers Asset Management Inc managed approximately $34.2 billion in assets under management as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has investment offices in 22 countries, research centers in six cities worldwide and employs approximately 200 investment professionals.






         The Portfolio is managed by the Salomon Brothers Asset Management Fixed Income Team. Current members of the team include Peter Wilby, Managing Director, Beth Semmel, Managing Director, Thomas Flanagan, Managing Director and James Craige, Managing Director. John Madden, Vice President serves as the portfolio specialist for the Global high yield team.

STRATEGIC BOND TRUST

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:               To seek a high level of total return
                                    consistent with preservation of capital.

INVESTMENT STRATEGIES:              SaBAM seeks to achieve this objective by
                                    investing, under normal market conditions, at least 80% of the portfolio's net assets
                                    (plus any borrowings for investment
                                    purposes) in fixed income securities.

    The portfolio's assets will be allocated among five sectors of the fixed income market listed below:

    (a)  U.S. Government obligations,

         (b) investment grade domestic corporate fixed income securities,

    (c)  high yield corporate fixed income securities,

    (d)  mortgage-backed securities and

         (e) investment grade and high yield international fixed income securities. SaBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value based on its analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

    In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors which include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the portfolio's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

    SaBAM is an affiliate of Citigroup Inc. ("Citigroup"), and in making investment decisions is able to draw on the research and market expertise of Citigroup with respect to fixed income securities.

    The types and characteristics of the U.S. government obligations, mortgage-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Strategic Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Trusts, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

    The high yield sovereign fixed income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

    Although SaBAM does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).


    In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

CORPORATE DEBT SECURITIES                         SOVEREIGN DEBT INSTRUMENTS
----------------------------------------------------------------------------
-  issuer's financial resources     -  economic and political conditions within
-  issuer's sensitivity to          the issuer's country
economic conditions and trends      -  issuer's external and overall amount of
-  operating history of the issuer  debt, and its ability to pay principal and
-  experience  and track record of  interest when due
    the issuer's management         -  issuer's access to capital markets and
                                    other sources of funding
                                    -  issuer's debt service payment history

    SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

    The Strategic Bond Trust may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

Use of Hedging and Other Strategic Transactions

    The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

- Whether the portfolio achieves its investment objective is significantly dependent on the ability of SaBAM to allocate the portfolio effectively among the different investment categories. If SaBAM does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.

- The portfolio invests substantially all of its assets in fixed income securities, including a significant amount in non-investment grade fixed income securities. The risks of investing in fixed income securities is set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities."

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.55% (for the quarter ended 6/1995) and the lowest return was 4.04% (for the quarter ended 3/1994).


[PERFORMANCE GRAPH]


1994       -6%
1995     19.2%
1996     14.7%
1997       11%
1998      1.3%
1999        2%
2000      7.3%
2001      6.2%
2002      9.0%



                                ONE     FIVE    LIFE OF   DATE FIRST
                                YEAR    YEARS  PORTFOLIO  AVAILABLE
Strategic Bond Trust Series I   8.96%   5.18%    7.27%    02/19/1993
                 Series II                       7.46%    01/28/2002
Lehman Brothers Aggregate      10.27%   7.54%    7.25%
Bond Index(A)


(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.


(B)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    SaBAM is a wholly-owned subsidiary of Citigroup. SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2002, SaBAM and its worldwide investment advisory affiliates manage approximately $34.2 billion in assets. SaBAM's business offices are located at 399 Park Avenue, New York, NY 10022.


    In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Citigroup Asset Management Limited ("Citigroup Limited"), whose business address is Canada Square, London, E145LB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. Citigroup Limited is compensated by SaBAM at no additional expense to the Strategic Bond

Trust. Citigroup Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Citigroup. Citigroup Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

    The Portfolio Manager is:

    - Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

    Assisted by:

    - David Scott (since January, 1995). Mr. Scott is Managing Director and a Senior Portfolio Manager with Citigroup Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust.

    - Peter Wilby (since February, 1993). Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He is a Chartered Financial Analyst and a Certified Public Accountant.

GLOBAL BOND TRUST

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:               To seek to realize maximum total return,
                                    consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:              PIMCO seeks to achieve this investment
                                    objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S.
                                    dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), and the U.S. dollar.

    These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

    In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

    The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

    - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    - corporate debt securities, including convertible securities and corporate commercial paper;

    -    mortgage-backed and other asset-backed securities;

    -    inflation-indexed bonds issued by both governments and corporations;

    -    structured notes, including hybrid or "indexed" securities,

    -    catastrophe bonds;

    -    loan participations;

    -    delayed funding loan and revolving credit facilities;

    - bank certificates of deposit, fixed time deposits and bankers' acceptances;

    - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

    -    repurchase agreements and reverse repurchase agreements;

    - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

    -    obligations of international agencies or supranational entities.

    Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Use of Hedging and Other Strategic Transactions

    Global Bond Trust may:

    - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

    -    purchase and sell futures and options on futures,

    -    purchase and sell currency or securities on a forward basis,

    - enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

    The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests in foreign fixed income securities. The risks of investing in fixed income securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(A, B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.64% (for the quarter ended 6/2002) and the lowest return was 4.81% (for the quarter ended 3/1999).


[PERFORMANCE GRAPH]


1992      2.3%
1993       19%
1994     -5.8%
1995     23.2%
1996       13%
1997        3%
1998      7.6%
1999     -6.7%
2000      1.7%
2001      0.5%
2002     20.1%



                              ONE     FIVE    TEN     LIFE OF   DATE FIRST
                              YEAR    YEARS   YEARS  PORTFOLIO  AVAILABLE
Global Bond Trust  Series I  20.12%   4.28%   7.08%             03/18/1988
                Series II                             21.21%    01/28/2002

JP Morgan Global Unhedged    19.37%   5.81%   6.65%
Bond Index



    (7) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.



(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


         PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolio listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Alliance of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.


    PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

    The Portfolio Manager is:

- Sudi Mariappa (since May, 2003). Mr. Mariappa is a Managing Director and head of global portfolio management with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO, he served as Managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa holds both a bachelor's degree in chemical engineering and a MBA from Cornell University.

DIVERSIFIED BOND TRUST

SUBADVISER: Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:               To seek high total return as is consistent
                                    with the conservation of capital.

INVESTMENT STRATEGIES:              The portfolio invests its assets in fixed
                                    income securities

    CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. Securities that the portfolio may invest in include one or a combination of the following categories:

    - fixed income securities rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by Standard & Poor's or fixed income securities not rated by Moody's or Standard & Poor's deemed by CGTC to be of equivalent investment quality;

    - up to 20% of the portfolio's assets in Eurodollar fixed income securities;

    - securities issued or guaranteed by the U.S. Government, the Canadian Government or its Provinces, or their respective agencies and instrumentalities;

    - interest bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents, and cash.

    The remaining 20% of the portfolio's assets may be invested in other fixed income securities, including securities rated below investment grade ratings described above. Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

    All portfolio investment percentages described above are measured at the time of purchase of a security for the portfolio

Use of Hedging and Other Strategic Transactions

    The Diversified Bond Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.17% (for the quarter ended 3/1991) and the lowest return was 6.26% (for the quarter ended 9/1990).


[PERFORMANCE GRAPH]

1992      7.4%
1993        9%
1994     -1.8%
1995     18.1%

1996        7%
1997     11.4%
1998     10.7%
1999      0.7%
2000     10.3%
2001      7.1%
2002      7.6%



                                    ONE     FIVE    TEN     LIFE OF   DATE FIRST
                                    YEAR    YEARS   YEARS  PORTFOLIO  AVAILABLE
Diversified Bond Trust Series I     7.61%   7.22%   7.88%             08/03/1989
                   Series II                                   7.21%  01/28/2002

Salomon Brothers Broad Investment
Grade Bond Index(B)                10.09%   7.52%  7.53%

Combined Index(C)                  10.09%   8.62%   9.00%


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.



    (7) The Combined Index represents 20% of the return of the Wilshire 5000 Index, 5% of the MSCI EAFE Index, 50% of the return of the Lehman Brothers Aggregate Bond Index, 25% of the return of the 90 Day T-Bill through April 30, 1999, and 100% of the performance of the Salomon Brothers Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Advisor using Ibbotson Associates Software & Data.


SUBADVISER AND PORTFOLIO MANAGERS


    CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $105 billion of assets as of December 31, 2002.


    The Portfolio Managers are:

    - James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.




    - Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

    - Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

    A portion of the portfolio is managed by individual members of the research team.

INVESTMENT QUALITY BOND TRUST

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")


INVESTMENT OBJECTIVE:               To provide a high level of current income
                                    consistent  with the  maintenance of
                                    principal and liquidity.


INVESTMENT STRATEGIES:              Wellington Management seeks to achieve the
                                    portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds. The portfolio will tend to focus on corporate bonds and U.S.
                                    government bonds with intermediate to longer term maturities.



    Wellington Management's investment decisions derive from a three-pronged analysis, including:


    -    sector analysis,

    -    credit research, and

    -    call protection.


    Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:


    -    relative valuation of available alternatives,

    -    impact on portfolio yield, quality and liquidity, and

    -    impact on portfolio maturity and sector weights.

    Wellington Management attempts to maintain a high, steady and possibly growing income stream.


    At least 80% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:



    - marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management), including privately placed debt securities, asset-backed securities and commercial mortgage-backed securities;



    - securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and


    - cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.


    The balance (no more than 20%) of the Investment Quality Bond Trust's assets may be invested in below investment grade bonds and other securities including privately placed debt securities and commercial mortgage-backed securities:



    - U.S. and foreign debt securities rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),


    -    preferred stocks,

    -    convertible securities (including those issued in the Euromarket), and


    -    securities carrying warrants to purchase equity securities,

    In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.



    The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.


Special Risks


    The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% in foreign securities. The principal risks of investing in the Investment Quality Bond Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus.


Principal Risks of Investing in this Portfolio


- The portfolio invests substantially all of its assets in fixed income securities, including non-investment grade fixed income securities. Because the portfolio invests in fixed income securities with intermediate to longer-term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed income securities with shorter maturities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."


Performance(A, C)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.57% (for the quarter ended 9/1991) and the lowest return was 6.06% (for the quarter ended 3/1990).


[PERFORMANCE GRAPH]


1992      7.2%
1993       10%
1994     -4.6%
1995     19.5%
1996      2.6%
1997      9.8%
1998      8.7%
1999     -1.8%
2000      9.4%
2001      7.3%
2002      9.9%



                                            ONE      FIVE   TEN     LIFE OF   DATE FIRST
                                            YEAR    YEARS   YEARS  PORTFOLIO   AVAILABLE
Investment Quality Bond Trust Series I      9.94%   6.63%   6.88%             06/18/1985
                        Series II                                      9.02%  01/28/2002
Lehman Brothers Aggregate Bond Index       10.27%   7.54%   7.51%

Customized Benchmark(B)                    11.03%   7.54%   7.71


(A)Effective April 23, 1991, the portfolio changed its subadviser and investment objective. Performance reflects results prior to these changes.

(B)The Customized Benchmark is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index. The Customized Benchmark was prepared by the Adviser using Ibbotson Associates Software and Data.


(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


    Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.


    The Portfolio Manager is:

    - Thomas L. Pappas (since March, 1994). Mr. Pappas, Senior Vice President of Wellington Management, has been a portfolio manager with Wellington Management since 1987. He is a Chartered Financial Analyst.

TOTAL RETURN TRUST

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:               To seek to realize maximum total return,
                                    consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total
                                    Return Trust will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates.
                                    (Duration is a measure of the expected life of a fixed income security on a present value basis.)

    The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

    In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

    The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

    - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    - corporate debt securities, including convertible securities and corporate commercial paper;

    -    mortgage-backed and other asset-backed securities;

    -    inflation-indexed bonds issued by both governments and corporations;

    -    structured notes, including hybrid or "indexed" securities,

    -    catastrophe bonds;

    -    loan participations;

    -    delayed funding loan and revolving credit facilities;

    - bank certificates of deposit, fixed time deposits and bankers' acceptances;

    - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

    -    repurchase agreements and reverse repurchase agreements;

    - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

    -    obligations of international agencies or supranational entities.

    Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    Total Return Trust may:

    - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

    -    purchase and sell futures and options on futures,

    -    purchase and sell currency or securities on a forward basis,

    - enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

    The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.15% (for the quarter ended 12/2001) and the lowest return was 16.74% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2000     10.5%
2001      8.3%
2002      9.5%



                                    ONE     LIFE OF   DATE FIRST
                                    YEAR   PORTFOLIO  AVAILABLE
Total Return Trust Series I         9.52%    7.45%    05/01/1999
                Series II                    8.51%    01/28/2002
Lehman Brothers Aggregate
Bond Index (A)                     10.27%    8.00%


(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.


(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

         PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolio listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Alliance of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

    PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

    The Portfolio Manager is:

    - William H. Gross (since May, 1999). Mr. Gross is a Managing Director, Chief Investment Officer and founding partner of PIMCO. He is also a Chartered Financial Analyst.

REAL RETURN BOND TRUST
(available for sale effective May 5, 2003)

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:               To seek maximum real return, consistent with
                                    preservation of real capital and prudent investment management

INVESTMENT STRATEGIES:              The portfolio seeks to achieve its objective
                                    by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                                    governments, their agencies or
                                    instrumentalities, and corporations.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equal total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.


         Portfolio Duration of Fund. The average portfolio duration of this fund normally varies within two year (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2002 was 7.74 years.


         Credit Quality. The portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rate B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

         Foreign Securities. The portfolio may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

    Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest all of its assets in derivative instruments, such as option, futures contracts or swap agreement, or in mortgage or asset backed securities. The portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contract or by using other investment techniques (such as buy backs or dollar rolls).

         Nondiversified Status. The portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

         The portfolio may invest in derivatives. The risks of investing in derivatives is set forth below under "Hedging and Other Strategic Transactions."


         The portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds"). The risks of investing in these securities is set forth below under "Hedging and Other Strategic Transactions."


Performance


Performance is not provided since the portfolio commenced operations in May, 2003.


SUBADVISER AND PORTFOLIO MANAGERS

         PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolio listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Alliance of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

    PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

    The Portfolio Manager is:

    - John B. Brynjolfsson (since May, 2003). Mr. Brynjolfsson is a Managing Director of PIMCO, portfolio manager and head of the PIMCO Real Return Bond Fund. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He joined the firm in 1989, having been previously associated with Charles River Associates and JP Morgan Securities. Mr. Brynjolfsson has 15 years of investment experience and holds a bachelor's degree in Physics and Mathematics from Columbia College and an MBA in Finance and Economics from the MIT Sloan School of Management.

U.S. GOVERNMENT SECURITIES TRUST

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:               To obtain a high level of current income
                                    consistent with preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES:              The portfolio invests a substantial portion
                                    of its assets in debt obligations and
                                    mortgage-backed securities issued or
                                    guaranteed by the U.S. government, its
                                    agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

    SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities including:

    - mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

    - U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations);

    - obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

    - mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

    - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

    The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

    - no more than 55% of the value of the portfolio's assets may be represented by any one investment;

    - no more than 70% of the value of the portfolio's assets may be represented by any two investments;

    - no more than 80% of the value of the portfolio's assets may be represented by any three investments; and

    - no more than 90% of the value of the portfolio's assets may be represented by any four investments.

    To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

Mortgage-Backed Securities

    See "Other Risks of Investing" for a description of mortgage-backed securities and the risks associated with investing in them.

Use of Hedging and Other Strategic Transactions

    The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

    - write covered call options and put options on securities and purchase call and put options on securities,

    - write covered call and put options on securities indices and purchase call and put options on securities indices,

    -    enter into futures contracts on financial instruments and indices, and

    -    write and purchase put and call options on such futures contracts.



Principal Risks of Investing in this Portfolio

- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(A, B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.40% (for the quarter ended 6/1995) and the lowest return was 2.02% (for the quarter ended 3/1992).


[PERFORMANCE GRAPH]


1992      6.2%
1993      7.6%
1994     -1.2%
1995     15.6%
1996      3.4%
1997      8.5%
1998      7.5%
1999     -0.2%
2000     10.9%
2001        7%
2002      8.0%



                                            ONE    FIVE     TEN     LIFE OF   DATE FIRST
                                            YEAR   YEARS   YEARS   PORTFOLIO  AVAILABLE
U.S. Government Securities Trust Series I   7.99%   6.57%   6.59%             03/18/1988
                            Series II                                  7.53%  01/28/2002

Salomon Brothers 1-10 Year Treasury Index   9.15%   7.26%   6.82%



(A) Effective December 13, 1991, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.



(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS


     SaBAM is a wholly-owned subsidiary of Citigroup Inc. (Citigroup). SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2002, SaBAM and its worldwide investment advisory affiliates manage approximately $34.2 billion in assets. SaBAM's business offices are located at 399 Park Avenue, New York, NY 10022.

    In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("Citigroup Limited"), whose business address is Canada Square, London E145LB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. Citigroup Limited is compensated by SaBAM at no additional expense to the Strategic Bond Trust. Citigroup Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Citigroup. Citigroup Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

    The Portfolio Manager is:

    - Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios, which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.




MONEY MARKET TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:              To obtain maximum current income consistent
                                   with preservation of principal and liquidity.

INVESTMENT STRATEGIES:             The portfolio invests in high quality, U.S.
                                   dollar denominated money market instruments.

    MFC Global (U.S.A.) may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

    - obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

    - certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance
          Fund);

    - commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MFC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

    - corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

    -    short-term obligations issued by state and local governmental issuers;

    - securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

    -    repurchase agreements with respect to any of the foregoing obligations.

    Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

    All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

    The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The Money market Trust is not authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions

    The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance(A)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 2.19% (for the quarter ended 6/1989) and the lowest return was 0.30% (for the quarter ended 6/2002).

[PERFORMANCE GRAPH]


1992     3.4%
1993     2.7%
1994     3.8%
1995     5.6%
1996     5.1%
1997     5.2%
1998     5.0%
1999     4.6%
2000     5.9%
2001     3.6%
2002     1.2%



                                             ONE    FIVE    TEN     LIFE OF    DATE FIRST
                                            YEAR    YEARS   YEARS  PORTFOLIO    AVAILABLE
Money Market Trust Series I                 1.18%   4.05%   4.26%              06/18/1985
                Series II                                           0.89%      01/28/2002

Salomon Brothers U.S. 90 Day T-Bill         1.70%   4.30%   4.51%



(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


    The 7-day yield of the Money Market Trust as of December 31, 2002 was 0.85%.

SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

THE INDEX TRUSTS

    There are five Index Trusts -- International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") -- each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

    An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

------------------------------------------------------------------------------------------------------------
       PORTFOLIO                INVESTMENT OBJECTIVE                        INVESTMENT STRATEGY*
-------------------  ------------------------------------------   ------------------------------------------
Small Cap Index      To seek to approximate the aggregate total   Invests, under normal market conditions,
                     return of a small cap U.S. domestic equity   at least 80% of its net  assets (plus any
                     market index                                 borrowings for investment purposes) in (a)
                                                                  the common stocks that are included in the
                                                                  Russell 2000 Index and (b) securities
                                                                  (which may or may not be included in the
                                                                  Russell 2000 Index) that MFC believes as a
                                                                  group will behave in a manner similar to
                                                                  the index.
International Index  To seek to approximate the aggregate total   Invests, under normal market conditions,
                     return of a foreign equity market index      at least 80% of its net assets (plus any
                                                                  borrowings for investment purposes) in (a)
                                                                  the common stocks that are included in the
                                                                  MSCI EAFE Index and (b) securities (which
                                                                  may or may not be included in the MSCI
                                                                  EAFE Index) that MFC believes as a group
                                                                  will behave in a manner similar to the
                                                                  index.
Mid Cap Index        To seek to approximate the aggregate total   Invests, under normal market conditions,
                     return of a mid cap U.S. domestic equity     at least 80% of its net assets (plus any
                     market index                                 borrowings for investment purposes) in (a)
                                                                  the common stocks that are included in the
                                                                  S&P 400 Index and (b) securities (which
                                                                  may or may not be included in the S&P 400
                                                                  Index) that MFC believes as a group will
                                                                  behave in a manner similar to the index.
Total Stock Market   To seek to approximate the aggregate total   Invests, under normal market conditions,
Index                return of a broad U.S. domestic equity       at least 80% of its net assets (plus any
                     market index                                 borrowings for investment purposes) in (a)
                                                                  the common stocks that are included in the
                                                                  Wilshire 5000 Index and (b) securities
                                                                  (which may or may not be included in the
                                                                  Wilshire 5000 Index) that MFC believes as
                                                                  a group will behave in a manner similar to
                                                                  the index.
500 Index            To seek to approximate the aggregate total   Invests, under normal market conditions,
                     return of a broad U.S. domestic equity       at least 80% of its net assets (plus any
                     market index                                 borrowings for investment purposes) in (a)
                                                                  the common stocks that are included in the
                                                                  S&P 500 Index and (b) securities (which
                                                                  may or may not be included in the S&P 500
                                                                  Index) that MFC believes as a group will
                                                                  behave in a manner similar to the index.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free(R)," "EAFE(R)" and "MSCI(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions

    The Small Cap Index Trust, International Index Trust, and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

    The Mid Cap Index Trust and 500 Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in the Index Trusts

Risks Applicable to All of the Index Trusts

    - Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

Risks Applicable to the International Index Trust

    - An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Risks Applicable to the Small Cap Index Trust

    - An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

Risks Applicable to the Mid Cap Index Trust

    - An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

Risks Applicable to the Total Stock Market Index Trust

    - An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Risks Applicable to the 500 Index Trust

    - An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

[PERFORMANCE GRAPH]


2001       1.5%
2002     -21.5%



                                 ONE     LIFE OF    DATE FIRST
                                 YEAR    PORTFOLIO   AVAILABLE
Small Cap Index Trust Series I  -21.47%   -10.39%   05/01/2000
                  Series II               -19.95%   01/28/2002
Russell 2000 Index              -20.48%    -9.51%


[PERFORMANCE GRAPH]


2001     -22.4%
2002     -17.2%

                                         ONE    LIFE OF    DATE FIRST
                                         YEAR   PORTFOLIO  AVAILABLE
International Index Trust Series I     -17.15%   -18.48%   05/01/2000
Series II                                        -13.35%    1/28/2002
MSCI EAFE Index                        -15.66%   -17.30%


[PERFORMANCE GRAPH]


2001       -1.7%
2002      -15.2%



                                        ONE     LIFE OF    DATE FIRST
                                        YEAR    PORTFOLIO  AVAILABLE
Mid Cap Index Trust Series I           -15.16%    -4.14%    05/01/2000
Series II                                        -15.07%     1/28/2002
S&P MidCap 400 Index                   -14.51%    -3.64%


[PERFORMANCE GRAPH]


2001     -11.4%
2002     -21.3%



                                          ONE     LIFE OF    DATE FIRST
                                          YEAR    PORTFOLIO  AVAILABLE
Total Stock Market Index Trust Series I  -21.29%   -16.03%   05/01/2000
Series II                                          -20.36%    1/28/2002
Wilshire 5000 Index                      -17.34%   -15.93%


[PERFORMANCE GRAPH]


2001     -12.4%
2002     -22.5%



                                        ONE     LIFE OF    DATE FIRST
                                        YEAR    PORTFOLIO  AVAILABLE
500 Index Trust Series I               -22.53%   -16.71%   05/01/2000
Series II                                        -21.59%    1/28/2002
S&P 500 Index                          -22.10%   -16.29%



                           HIGHEST QUARTERLY RETURN    QUARTER   LOWEST QUARTERLY RETURN    QUARTER
Small Cap Index                    20.75%              12/2001           -21.83%            9/2002
International Index                 6.03%              12/2001           -20.02%            9/2002
Mid Cap Index                      17.71%              12/2001           -16.75%            9/2002
Total Stock Market Index           12.15%              12/2001           -16.74%            9/2002
500 INDEX                          10.56%              12/2001           -17.43%            9/2002



         (14) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.



(B) Since May 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.


SUBADVISER AND PORTFOLIO MANAGERS


     MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly Manulife Funds Direct (Hong Kong) Limited), collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.


    The Portfolio Managers are:

    - Martin Ayow (since May, 2000). Mr. Ayow joined MFC Global in 2000. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, he was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst.

    - Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MFC Global in 2000. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, was employed as an analyst at Nortel.

THE LIFESTYLE TRUSTS

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global
            (U.S.A.)")

    There are five Lifestyle Trusts (each of which is a fund of funds) -- Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed income and equity). Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC in its management of the Lifestyle Trusts.


---------------------------------------------------------------------------------------------------------
         PORTFOLIO                  INVESTMENT OBJECTIVE                      INVESTMENT STRATEGY*
--------------------------  --------------------------------------   ------------------------------------
Lifestyle Aggressive 1000   Long-term growth of capital. Current     The portfolio invests 100% of its
                            income is not a consideration.           Assets in Underlying Portfolios
                                                                     which invest primarily in equity
                                                                     securities.
Lifestyle Growth 820        Long-term growth of capital. Current     The portfolio invests approximately
                            income is also a consideration.          20% of its assets in Underlying
                                                                     Portfolios which invest primarily in
                                                                     fixed income securities and
                                                                     approximately 80% in Underlying
                                                                     Portfolios which invest primarily in
                                                                     equity securities.
Lifestyle Balanced 640      A balance between a high level of        The portfolio invests approximately
                            current income and growth of capital,    40% of its assets in Underlying
                            with a greater emphasis on growth of     Portfolios which invest primarily in
                            capital.                                 Fixed income securities and
                                                                     approximately 60% in Underlying
                                                                     Portfolios which invest primarily in
                                                                     equity securities.
Lifestyle Moderate 460      A balance between a high level of        The portfolio invests approximately
                            current income and growth of capital,    60% of its assets in Underlying
                            with a greater emphasis on income.       Portfolios which invest primarily in
                                                                     fixed income securities and
                                                                     approximately 40% in Underlying
                                                                     Portfolios which invest primarily in
                                                                     equity securities.
Lifestyle Conservative 280  A high level of current income with      The portfolio invests approximately
                            some consideration given to growth of    80% of its assets in Underlying
                            capital.                                 Portfolios which invest primarily in
                                                                     fixed income securities and
                                                                     approximately 20% in Underlying
                                                                     Portfolios which invest primarily in
                                                                     equity securities.

                                               approximately 20% in Underlying
                                               Portfolios which invest Primarily
                                               equity securities

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

    The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

    The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the:

              - High Yield Trust             - Investment Quality Bond Trust

              - Strategic Bond Trust         - Diversified Bond Trust

              - Global Bond Trust            - U.S. Government Securities Trust

              - Total Return Trust           - Money Market Trust


              - Real Return Bond Trust


    The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.


    Variations in the target percentage allocations between the two types of Underlying Portfolios (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative 280 Trust may have a fixed income/ equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.



    Within the prescribed percentage allocations, MFC Global (U.S.A.) selects the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust are rebalanced to maintain the selected percentage level. MFC may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.



    Investors in any of the Lifestyle Trusts bear both the expenses of the particular Lifestyle Trust and indirectly the expenses of its Underlying Portfolios. Therefore, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Lifestyle Trust instead of in the Lifestyle Trust itself. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MFC. Each Lifestyle Trust has Series I, Series II and Series III shares. Each class of shares of a Lifestyle Trust will invest in the same class shares of the Underlying Portfolios unless a Underlying Portfolio does not offer the same class of shares as the Lifestyle Trust in which case the Lifestyle Trust will invest one of the classes of shares offered by the Underlying Portfolio.


    None of the Lifestyle Trusts are authorized to enter into mortgage dollar rolls or invest in warrants.

Temporary Defensive Investing

    Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

    -    meeting redemption requests,

    -    making other anticipated cash payments, or

    - protecting the portfolio in the event MFC determines that market or economic conditions warrant a defensive posture.

    To the extent a Lifestyle portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.


    The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.


Principal Risks of Investing in the Lifestyle Trusts

    The Lifestyle Trusts are ranked in order of risk. The Lifestyle Aggressive 1000 portfolio is the riskiest of the Lifestyle portfolios since it invests 100% of its assets in Underlying Portfolios which invest primarily in equity securities. The Lifestyle Conservative 280 portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Portfolios which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Portfolios in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:


    - To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."



    - To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."


    - To the extent a Lifestyle Trust invests in Underlying Portfolios that invest in foreign securities, the portfolio will be subject to the risks of investing in foreign securities. These risks are set forth below under "Risks of Investing in Certain Types of Securities."


    - Each of the Lifestyle portfolios is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings. See "Risks of Investing in Certain Types of Securities" for a complete definition of a non-diversified portfolio.


Performance(K. M)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

    During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

[PERFORMANCE GRAPH]


1997      10.9%
1998       4.9%
1999      14.6%
2000      -5.1%
2001     -13.7%
2002     -20.7%

                                     ONE      FIVE       LIFE OF     DATE FIRST
                                    YEAR(J)  YEARS(J)  PORTFOLIO(J)  AVAILABLE
Lifestyle Aggressive 1000 Series I  -20.71%   -4.83%      -2.38%      01/07/1997
                       Series II                         -18.74%      01/28/2002
Russell 2000 Index(A)               -20.48%   -1.36%       2.25%
Russell 3000 Index(L)               -21.54%   -0.71%       4.08%
Lifestyle Aggressive Policy (B)     -19.26%   -1.12%       2.10%


[PERFORMANCE GRAPH]


1997     13.8%
1998      6.2%
1999     16.6%
2000     -3.1%
2001      9.0%
2002    -15.8%



                                     ONE      FIVE       LIFE OF     DATE FIRST
                                    YEAR(J)  YEARS(J)  PORTFOLIO(J)  AVAILABLE
Lifestyle Growth 820 Series I       -15.84%   -1.67%       0.77%      01/07/1997
               Series II                                 -14.40%      01/28/2002
S&P 500 Index(A)                    -22.10%   -0.59%       4.40%
Lehman Brothers Government/
 Credit Bond Index                   11.02%    7.61%       7.96%
Lifestyle Growth Policy (C)         -15.36%    0.08%       3.17%


[PERFORMANCE GRAPH]


1997     14.1%
1998      5.7%
1999     12.4%
2000      2.5%
2001     -4.7%
2002    -10.0%



                                     ONE      FIVE       LIFE OF     DATE FIRST
                                     YEAR     YEARS     PORTFOLIO    AVAILABLE
Lifestyle Balanced 640 Series I      -9.95%    0.88%      2.99%       01/07/1997
                Series II                                -9.18%       01/28/2002
S&P 500 Index(A)                    -22.10%   -0.59%      4.40%
Lehman Brothers Government/
Credit Bond Index                    11.02%    7.61%      7.96%
Lifestyle Balanced Policy(E)         -9.00%    1.79%      4.32%


[PERFORMANCE GRAPH]


1997     13.7%
1998      9.8%
1999      7.9%
2000      4.3%
2001     -1.1%
2002     -4.1%

                                     ONE      FIVE       LIFE OF     DATE FIRST
                                     YEAR     YEARS     PORTFOLIO    AVAILABLE
Lifestyle Moderate 460 Series I      -4.07%    3.22%     4.91%         1/07/1997
               Series II                                -3.77%         1/28/2002
S&P 500 Index(A)                    -22.10%   -0.59%     4.40%
Lehman Brothers Government/
Credit Bond Index                    11.02%    7.61%     7.96%
Lifestyle Moderate Policy(G)         -3.29%    3.36%     5.13%


[PERFORMANCE GRAPH]


1997     12.2%
1998     10.2%
1999      4.2%
2000      7.6%
2001      3.3%
2002      1.8%



                                      ONE      FIVE     LIFE OF    DATE FIRST
                                      YEAR     YEARS   PORTFOLIO    AVAILABLE
Lifestyle Conservative 280 Series I   1.80%    5.38%     6.50%      1/07/1997
                    Series II                            1.83%      1/28/2002
Lehman Brothers Government/
Credit Bond Index                    11.02%    7.61%     7.96%
Lifestyle Conservative Policy (I)     1.83%    4.93%     5.82%



                         HIGHEST QUARTERLY RETURN   QUARTER   LOWEST QUARTERLY RETURN   QUARTER
Lifestyle Aggressive              17.52%            12/1998          -18.84%            9/2002
Lifestyle Growth                  13.90%            12/1998          -14.50%            9/2002
Lifestyle Balanced                10.78%            12/1998          -10.36%            9/1998
Lifestyle Moderate                 8.36%            12/1998           -5.57%            9/2002
Lifestyle Conservative             5.17%             6/1997           -1.61%            9/2002


(A)All since inception returns for the indices begin on the month-end closest to the actual inception date of the trust.


(B)The Lifestyle Aggressive Policy is a blend of returns (41% Russell 1000 Index, 27% Russell 2000 Index, and 32% MSCI EAFE Index). The Lifestyle Aggressive Policy was prepared by the advisor using Ibbotson Associates Software and Data.



(C) The Lifestyle Growth Policy is a blend of returns (42% Russell 1000 Index, 17% Russell 2000 Index, 21% MSCI EAFE Index, 3% Lehman Brothers IT Government/ Credit Bond Index, 3% Lehman Brothers 1-3 Year Government Index, 2% Lehman Brothers LT Government/ Credit Bond Index, 12% Salomon Brothers High Yield Bond Index). The Lifestyle Growth Policy was prepared by the adviser using Ibbotson Associates Software and Data.



(E) The Lifestyle Balanced Policy is a blend of returns (35% Russell 1000 Index, 4% Russell 2000 Index, 14% MSCI EAFE, 6% Lehman Brothers IT Government/ Credit Bond Index, 4% Lehman Brothers LT Government/ Credit Bond Index, 9% Lehman Brothers 1-3 Year Government Index, 16% Salomon Brothers High Yield Index, 7% NAREIT Index, and 5% of the 3-month T-Bill). The Lifestyle Balanced Policy was prepared by the adviser using Ibbotson Associates Software and Data.



(G) The Lifestyle Moderate Policy is a blend of returns (22% Russell 1000 Index, 1% Russell 2000 Index, 10% MSCI EAFE Index, 14% Lehman Brothers IT Government/ Credit Bond Index, 6% Lehman Brothers LT Government/ Credit Bond Index, 17% Lehman Brothers 1-3 Year Government Index, 8% Salomon Brothers 3-month T-Bill, 15% Salomon Brothers High Yield Index, and 7% NAREIT Index). The Lifestyle Moderate Policy was prepared by the adviser using Ibbotson Associates Software and Data.

(I) The Lifestyle Conservative Policy is a blend of returns (10% Russell 1000 Index, 5% MSCI EAFE Index, Index, 2% Lehman Brothers LT Government/Credit Bond Index, 30% Lehman Brothers 1-3 Year Government Index, 15% of the 3-month T-Bill, 8% Salomon Brothers High Yield Index and 5% NAREIT Index). The Lifestyle Conservative Policy was prepared by the adviser using Ibbotson Associates Software and Data.





(K)During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(L)The Russell 3000 Index was added to more accurately reflect the investment objective of the Trust.


(M) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.


SUBADVISER AND PORTFOLIO MANAGERS

    MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

    A committee of MFC Global (U.S.A.) investment personnel manages each Lifestyle Trust.

SMALL-MID CAP GROWTH TRUST

Subadviser: Navellier Management, Inc. ("NMI")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              The portfolio invests principally in equity
                                    securities of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

         The Small-Mid Cap Growth Trust will invest principally in (a) common stocks or (b) in securities convertible into common stocks or securities carrying rights or warrants to either purchase common stock or to participate in earnings. The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

         In selecting investments, NMI utilizes a dynamic and objective, "bottom-up" quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The investment process focuses on several variables including, but not limited to:

-   earnings growth,

-   reinvestment rate,

-   profit margin expansion,

-   return on equity and,

-   "reward/risk ratios"

         Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Growth Trust may purchase securities traded in the U.S. over-the-counter market. The Small-Mid Cap Growth Trust may invest in the following types of foreign securities:

-   U.S. dollar denominated obligations of foreign branches of U.S. banks,

- securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

- securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and

- securities denominated in U.S. dollars but issued by non U.S. issuers under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

- NMI utilizes computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

- The companies selected by NMI are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than other small-mid cap securities.

- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance


    The performance information below does not reflect fees and expenses of any variable insurance contract, which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.20% (for the quarter ended 12/2001) and the lowest return was 15.51% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2002    -34.3%



                                       ONE     LIFE OF   DATE FIRST
                                       YEAR   PORTFOLIO   AVAILABLE
Small-Mid Cap Growth Trust-Series I  -34.32%   -30.75%   07/16/2001
Russell 2500 Growth Index (A)        -29.10%   -22.04%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS


         NMI manages the Small-Mid Cap Growth Trust. NMI is a Delaware corporation whose principal business at the present time is to provide investment management services to the Navellier Performance Funds and the Navellier Millennium Funds. NMI is a sub-chapter S corporation affiliated with Navellier & Associates, Inc., Navellier Hedge Management Inc., and Navellier Fund Management, Inc. and is controlled by its founder, President and CIO Louise
G. Navellier. The address of NMI is One East Liberty, Third Floor, Reno, NV 89501. As of December 31, 2002, NMI together with its affiliates has approximately $3.0 billion of assets under management.


                  The Portfolio Managers are:

    - Louis G. Navellier. (since July, 2001) Mr. Navellier is the founder, President and CIO of Navellier which was founded in 1987. Mr. Navellier oversees all aspects of investment research and strategy at Navellier. Mr. Navellier has provided investment strategies to individuals, pension funds and institutional portfolios since 1985. He obtained his B.S. in Finance and his M.B.A. from the California State University, Hayward.

    - Alan Alpers. (since July, 2001) Mr. Alpers is Director of Research/Senior Portfolio Manager for Navellier and is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management. Prior to joining Navellier in 1989, he was employed by E.F. Hutton's Consulting Services Department where he evaluated, monitored and performed due diligence on various money management firms. Mr. Alpers is a Chartered Financial Analyst. He obtained his B.S. in Economics from the University of California, Davis and his M.B.A. from California State University, Sacramento.

SMALL-MID CAP TRUST

Subadviser: Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick")

INVESTMENT OBJECTIVE:               To achieve long-term capital appreciation,
                                    with dividend income as a secondary
                                    consideration.

INVESTMENT STRATEGIES:              The portfolio invests principally in common
                                    stocks of small and mid cap companies that the subadviser believes are of high quality.

         Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies that the subadviser believes are of high quality. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

         Kayne Anderson Rudnick will invest primarily in common stocks, but may also invest, from time to time, in securities convertible into common stock, or rights or warrants to subscribe for or purchase common stocks. Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Trust may also purchase securities traded in the United States over-the-counter market.

         The portfolio will seek to maintain an average market capitalization that is the same as the simple (not-weighted) average market capitalization of the companies in the Russell 2500 Index.

         In selecting equity securities, Kayne Anderson Rudnick uses a screening process it believes identifies high-quality companies. The quality criteria includes:

-   Market dominance

-   Rising free cash flow

-   Shareholder-oriented management

-   Strong, consistent profit growth

-   Low-debt balance sheet

         The screening process identifies companies that meet Kayne Anderson Rudnick's criteria of quality. The portfolio managers then fundamentally analyze these securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. Proprietary analytical tools compare expected rates of return of each equity security in the universe. In deciding whether to purchase a security, the portfolio managers appraise a company's fundamental strengths and relative attractiveness based on its expected return.

         The portfolio generally holds at least 25 to 35 securities, which are diversified by industry. The security selection discipline seeks to avoid over-concentration in any single sector or company.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

- The portfolio invests primarily in equity securities, especially those of small and mid cap companies. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is managed based on proprietary analytical tools and techniques developed by the subadviser. There is no guarantee that such management tools and techniques will correctly predict earnings growth, or enable the portfolio to achieve its investment objective.

PERFORMANCE(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.17% (for the quarter ended 12/2001) and the lowest return was 14.30% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2002    -17.6%



                                       ONE     LIFE OF   DATE FIRST
                                       YEAR   PORTFOLIO   AVAILABLE
Small-Mid Cap Trust-Series I         -17.57%   -15.05%    07/16/2001
Small-Mid Cap Trust - Series II                 -4.18%    11/25/2002
Russell 2500 Index (A)               -17.79%   -12.25%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B)Series II shares were first offered November 25, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee. The performance for Series II is aggregate total return.


SUBADVISER AND PORTFOLIO MANAGERS


         Kayne Anderson Rudnick manages the Small-Mid Cap Trust. Richard A. Kayne and John E. Anderson, the founders of Kayne Anderson Rudnick, have been in the business of furnishing investment advice to institutional and private clients since 1984. On December 1, 2000, the name of the firm officially changed from Kayne Anderson Investment Management to Kayne Anderson Rudnick Investment Management to recognize Mr. Rudnick's contributions to the firm's success and growth. Since inception, the firm has followed a philosophy of Quality at a Reasonable Price(TM) investing. At December 31, 2002, Kayne Anderson Rudnick had approximately $8.6 billion in assets under management. The address of Kayne Anderson Rudnick is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Kayne Anderson Rudnick owns 40% of the firm and Phoenix Investment Partners, Ltd. ("Phoenix"), the wholly owned, asset-management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX) owns 60%.


                  The Portfolio Manager is:

    Robert A. Schwarzkopf, CFA. (since July, 2001) Mr. Schwarzkopf joined Kayne Anderson Rudnick in 1991. He is managing director of Small Cap Equity, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Investment Committee. Prior to joining Kayne Anderson Rudnick, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional BankShares. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder. He is a principal of Kayne Anderson Rudnick.

    Sandi L. Gleason, CFA. (since July, 2001) Ms. Gleason joined Kayne Anderson Rudnick in 1993. She is co-portfolio manager for the Small and Mid Cap Equity Portfolios. Prior to joining Kayne Anderson Rudnick, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation consulting firm. Ms. Gleason is a Chartered Financial Analyst charterholder. She is a principal of Kayne Anderson Rudnick.

INTERNATIONAL EQUITY SELECT TRUST


Subadviser: Lazard Asset Management LLC ("Lazard")


INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.

INVESTMENT STRATEGIES:              Lazard seeks to obtain this investment
                                    objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.
                                    The portfolio will invest primarily in
                                    American Depository Receipts and common
                                    stocks, of relatively large non-U.S.
                                    companies with market capitalizations in the range of the Morgan Stanley Capital
                                    International (MSCI) Europe, Australia and
                                    Far East(R)Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

         The Portfolio will generally invest at least 80% of its total assets in equity securities, including American Depository Receipts, of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 8.26% (for the quarter ended 12/2002) and the lowest return was 19.46% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2002  -11.7%



                                               ONE     LIFE OF    DATE FIRST
                                               YEAR    PORTFOLIO   AVAILABLE
International Equity Select Trust-Series I    -11.65%   -10.56%   07/16/2001

International Equity Select Trust-Series II              -2.12%   11/25/2002
MSCI EAFE Index (A)                           -15.66%   -15.27%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B)Series II shares were first offered November 25, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee. The performance for Series II is aggregate total return.


SUBADVISER AND PORTFOLIO MANAGERS


         Lazard manages the International Equity Select Trust. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $55.9 billion as of December 31, 2002. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


                  The Portfolio Managers are:


    - Herbert W. Gullquist. (since July, 2001) Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 42 years of investment experience and a BA from Northwestern University.

    - John R. Reinsberg. (since July, 2001) Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.


The International Equity Select Trust is also managed by a portfolio management team.

SELECT GROWTH TRUST

Subadviser:   Roxbury Capital Management, LLC ("Roxbury")

INVESTMENT OBJECTIVE:               To seek long-term growth of capital.

INVESTMENT STRATEGIES:              The portfolio invests primarily in large cap
                                    equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security
                                    (for example, in corporate restructurings).

         The Select Growth Trust invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

         Roxbury's investment approach combines growth stock investing with a proprietary valuation discipline with the goal of creating portfolios of high quality companies with the potential for high return and prudent control of risk.

Roxbury's investment philosophy is built upon three fundamental principles.

1.       QUALITY COMPANIES

         History has shown that only a few companies dominate their industries year after year and consistently build wealth for shareholders. Unique business models or franchises allow these companies to generate cash flow significantly in excess of the capital required to run their businesses and often correspond with increased market share, expanding margins and visionary management. Companies that exhibit such characteristics offer earnings predictability, a margin of safety and solid performance in volatile markets. Roxbury will seek to choose securities of such companies for the Select Growth Trust.

2.       GROWTH CRITERIA

         Roxbury's investment approach is based on their belief that, over time, stock prices follow earnings growth. Therefore, Roxbury seeks companies that can generate sustainable earnings and cash flow growth significantly higher than market averages.

3.       VALUATION DISCIPLINE

         Roxbury's investment approach is also based on their belief that valuation multiples, such as price/earnings ratios, are lagging indicators of wealth creation, and thus have only limited application to their investment selection process. Roxbury focuses on Return on Invested Capital (ROIC), which measures a company's ability to generate excess free cash flow. ROIC enables Roxbury to compare the fundamental strength of a business relative to its current stock price to find attractively prices securities.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

    The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.08% (for the quarter ended 12/2001) and the lowest return was 19.34% (for the quarter ended 6/2002).


[PERFORMANCE GRAPH]


2002   -30.6%



                                               ONE     LIFE OF    DATE FIRST
                                               YEAR    PORTFOLIO   AVAILABLE
Select Growth Trust-Series I                  -30.64%   -24.83%   07/16/2001
Russell 1000 Growth Index (A)                 -27.89%   -23.33%



(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end. The performance for Series II is aggregate total return.


SUBADVISER AND PORTFOLIO MANAGERS


Roxbury Capital Management, LLC manages the Select Growth Trust. Anthony H. Browne founded Roxbury Capital Management, LLC's predecessor, Roxbury Capital Management in 1986. On July 31, 1998, Roxbury Capital Management entered into a strategic partnership with affiliates of Wilmington Trust Company. A Wilmington affiliate owns 100% preferred interests, and Roxbury Capital Management and Anthony H. Browne own approximately 60% common interests in Roxbury Capital Management, LLC ("Roxbury"). The firm continues to be managed by Roxbury principals and employees and significant incentives are in place to insure continuity of management and the firm's proven investment philosophy. Roxbury is located at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401. As of December 31, 2002, Roxbury's assets under management were approximately $3.7 billion.


                  The Portfolio Managers are:

    Anthony H. Browne. (since July, 2001) Mr. Browne is a co-founder and Co-Chief Investment Officer of Roxbury Capital Management and is currently a Senior Managing Director and Co-Chief Investment Officer, Portfolio Management. He oversees all aspects of Roxbury's investment and portfolio management process. Tony has 30 years of experience in the investment management field. Prior to founding Roxbury in 1986, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He began his career with Tweedy Browne & Co. Mr. Browne obtained his M.B.A. from Harvard Graduate School of Business and his B.A. from Harvard College.




    David C. Kahn. (since July, 2001) Mr. Kahn is a Managing Director, Portfolio Management/Client Service for Roxbury. Prior to joining Roxbury in 1994, he was a Vice President with the Investment Management Consulting Groups of both CIBC Oppenheimer and Salomon Smith Barney. Mr. Kahn's experience also includes seven years with a New York-based proxy solicitor and merger strategist, where he developed and ran a division providing defense strategy and investor relations, consulting Fortune 1000 companies. Mr. Kahn obtained his M.B.A. from New York University and his B.A. from Bucknell University.





GLOBAL EQUITY SELECT TRUST


Subadviser:   Lazard Asset Management LLC ("Lazard")


INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.

INVESTMENT STRATEGIES:              Lazard seeks to obtain this investment
                                    objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.
                                    The portfolio will invest primarily in
                                    American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan
                                    Stanley Capital International (MSCI)
                                    World(R)Index that Lazard believes are
                                    undervalued based on their earnings, cash flow or asset values.

         The Global Equity Select Trust invests primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

         The portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depository Receipts, of companies located in at least four different countries, including the United States. The allocation of the portfolio's assets among geographic regions may shift from time to time based on the Lazard's judgment and its analysis of market conditions. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

    The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

    The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

    The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 8.32% (for the quarter ended 12/2002) and the lowest return was 17.19% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2002   -13.6%

                                               ONE     LIFE OF    DATE FIRST
                                               YEAR    PORTFOLIO   AVAILABLE
Global Equity Select Trust-Series I           -13.61%   -11.02%   07/16/2001
MSCI World Index (A)                          -19.54%   -17.67%



(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end. The performance for Series II is aggregate total return.


SUBADVISER AND PORTFOLIO MANAGERS

         Lazard manages the Global Equity Select Trust. Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $55.9 billion as of December 31, 2001. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

                  The Portfolio Managers are:

- Herbert W. Gullquist. (since July, 2001) Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 42 years of investment experience and a BA from Northwestern University.

- John R. Reinsberg. (since July, 2001) Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

The International Equity Select Trust is also managed by a portfolio management team.

CORE VALUE TRUST

Subadviser: Rorer Asset Management, LLC ("Rorer")

INVESTMENT OBJECTIVE:               To seek long-term capital appreciation.

INVESTMENT STRATEGIES:              The portfolio invests, under normal market
                                    conditions, primarily in equity and
                                    equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

         Rorer seeks to achieve the portfolio's objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

         The Rorer approach to stock selection starts with a quality universe of those stocks that are included in the S&P 500 Index and the Russell 1000 Index that are U.S. domiciled, have five years of trading history and a market capitalization in excess of $1 billion. These companies are subjected to a rigorous quantitative screening process designed to filter out a list of potential purchase candidates based on two factors: attractive valuation and earnings momentum. The valuation methodology identifies the equities of those companies trading below historic valuation norms relative to the market as defined by the S&P 500. The earnings momentum measure identifies those companies, which are experiencing upward estimate revisions from the analytical community and, thereby, have the best potential to provide positive earnings.

         Buy: After the screening process is complete, fundamental and economic analysis is performed on those 75-100 companies, which meet the valuation, earnings momentum and portfolio guidelines. This fundamental analysis is extensive in scope and rigorous in its discipline. The analysis of each company's fundamentals, including interest rate and business cycle analysis and trading liquidity, is always considered as a whole before the time of purchase.

         Sell: The Rorer sell process is highly disciplined. In its implementation, it seeks to realize substantial profits after they have been earned or, conversely, to conserve capital when circumstances so dictate. Specifically, an upside price objective is established at the time of purchase. This price target is set at a level that the stock is reasonably expected to achieve within an 18-24 month time frame. Alternatively, a stock will be sold if its fundamentals fail to meet expectations or if its position exceeds our industry and position weighting limits.

         Portfolio Design: The foregoing research process results in a portfolio of approximately 30-40 companies. In addition, exposure in any single industry is generally limited, under normal market conditions, to approximately 20% of the total value of the portfolio.

TEMPORARY DEFENSIVE INVESTING

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Core Value Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited. The Core Value Trust seeks to maintain no more than 10% of its assets in cash or cash equivalents during normal market conditions and it anticipates that no more than 5% of its assets will be invested in cash or cash equivalents under normal market conditions.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

Performance

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.40% (for the quarter ended 12/2001) and the lowest return was 17.14% (for the quarter ended 9/2002).


[PERFORMANCE GRAPH]


2002   -20.8%



                                               ONE     LIFE OF    DATE FIRST
                                               YEAR    PORTFOLIO   AVAILABLE
Core Value Trust-Series I                     -20.82%   -17.60%   07/16/2001
Russell 1000 Value Index (A)                  -15.52%   -13.86%



(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end. The performance for Series II is aggregate total return.


SUBADVISER AND PORTFOLIO MANAGERS


         Rorer manages the Core Value Trust. Rorer, located at One Liberty Place, Philadelphia, Pennsylvania 19103, is a 23-year old firm which as of December 31, 2002 managed approximately $9 billion in assets primarily through a Large Cap Value discipline. Rorer focuses on high quality, but currently "out of favor" securities with strong fundamentals, which are positioned for growth. The most significant factor that distinguishes Rorer from its peers is its strong sell discipline. Rorer is 65% owned by Affiliated Managers Group.


                  The Portfolio Managers are:

         Edward C. Rorer. (since July, 2001) Mr. Rorer founded Rorer in 1978 and is the firm's Chairman & Chief Investment Officer. He received his M.B.A. from the University of Pennsylvania and his B.A. from Trinity College.

         James G. Hesser. (since July, 2001) Mr. Hesser joined Rorer in 1992 and is currently its President. He received his B.A. from Rider University.

         Clifford B. Storms, Jr. CFA, EVP. (since July, 2001) Mr. Storms joined Rorer in 1990 and is the firm's Director of Research. He received his M.B.A. from the University of North Carolina at Chapel Hill and his B.A. from Dickinson College.

HIGH GRADE BOND TRUST

Subadviser: Allegiance Capital, Inc. ("Allegiance")

INVESTMENT OBJECTIVE:               To maximized total return, consistent with
                                    the preservation of capital and prudent
                                    investment management.

INVESTMENT STRATEGIES:              Allegiance seeks to attain the portfolio's
                                    investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

The High Grade Bond Trust invests in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to:

                  Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates (U.S. Government Obligations"),

                  U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance),

                  Commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance).

         In managing the portfolio, Allegiance expects to maintain an average duration of five to six years. (Duration is a mathematical calculation widely used by fixed income managers to measure the potential volatility of individual fixed income securities and/or a portfolio of fixed income securities, to changes in the level of interest rates.) Variations in this range will generally be based on Allegiance's perception of current trends for the U.S. economy and the level of U.S. interest rates.

         In managing the portfolio, Allegiance may allocate the portfolio assets to several of the various sectors of the fixed income market including those listed above. Adjustments among these sectors will be made based on the trends of spread movements in the yields of each sector to the yield of the U.S. Treasury securities. As the spread in yields of sectors widens to the level of yield for U.S. Treasuries, those sectors may be removed or reduced in size within the portfolio. For those sectors in which their spread in yields to the yield of U.S. Treasuries narrows, those sectors may be increased in size as a component in the portfolio.

         In managing the portfolio, Allegiance will determine the mix of maturities of securities purchased by the portfolio in order to attempt to maintain an average portfolio duration of five to six years. Maturities of securities for a particular duration will vary depending on changes (or perceived changes) in the slope of the yield curve for U.S. securities. The slope of the yield curve will generally flatten (narrow as to the difference in yield of 2-year to 30-year Treasury issues) when the Federal Reserve is raising interest rate levels (or the perception of a need to raise interest rates exists). In such a case, the maturities of securities will be adjusted to a barbell of short and long maturity issues, with the average duration being in the five to six year range. The slope of the yield curve will generally steepen (widen as to the difference in the yield of 2-year to 30-year Treasury issues) when the Federal Reserve is easing interest rates (or the perception of the need to ease interest rates exists). In such a case, the maturities of securities will generally be focused intermediate issues in the three-year to ten-year range.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

    - The portfolio invests substantially all its assets in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE(B)

    The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


    The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 7.11% (for the quarter ended 9/2002) and the lowest return was 5.00% (for the quarter ended 12/2002).


[PERFORMANCE GRAPH]


2002    11.0%



                                               ONE      LIFE OF   DATE FIRST
                                               YEAR    PORTFOLIO   AVAILABLE
High Grade Bond Trust-Series I                 11.01%    9.76%    07/16/2000
High Grade Bond Trust-Series II                          1.77%    11/25/2002
Lehman Brothers Aggregate Bond Index (A)       10.27%    8.92%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


(B)Series II shares were first offered November 25, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee. The performance for Series II is aggregate total return.


SUBADVISER AND PORTFOLIO MANAGERS

         Allegiance manages the High Grade Bond Trust. Allegiance, located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 is a California corporation. Allegiance's sole business is to provide fixed income investment services to clients. Allegiance is privately owned by seven employees and two non-employee investors. As of November 30, 2002 Allegiance had over $4 billion of fixed income assets under management for clients.

                  The Portfolio Manager is:

     - William Mawhorter. (since July, 2001) Mr. Mawhorter, Chief Investment Officer and Chairman of Allegiance, co-founded Allegiance in November of 1988. Mr. Mawhorter has 32 years of fixed income investment experience. Prior to founding Allegiance, Mr. Mawhorter was Chief Investment Officer of Govaars and Associates.

                          ADDITIONAL INFORMATION ABOUT
                           THE PORTFOLIOS' INVESTMENTS

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

    The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED PORTFOLIOS

    Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

    Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

    Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

    Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

    Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

    Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

    Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

    Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

    - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

    - Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

    - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

    - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities

    Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities

    Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

    - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

    - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

    - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

    - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

    - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

    - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

    The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

    - Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

    - Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

    - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

    - Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

    - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

    - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

    Certain of the portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

EXCHANGE TRADED FUNDS (ETFs)

    These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

    Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

    Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

    When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

    When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

    The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

    Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

    Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage

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

obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

    Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

    Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

    -  Declines in the value of real estate;   -  Change in zoning laws;

    -  Risks  related to general and local     -  Losses due to costs  resulting
    economic conditions;                       from the clean-up of
                                               environmental problems;

    -  Possible lack of availability of        -  Liability to third parties for
    mortgage funds;                            damages resulting from
                                               environmental problems;

    -  Overbuilding;                           -  Casualty or condemnation
                                               losses;

    -  Extended vacancies of properties;       -  Limitations on rents;

    -  Increased competition;                  -  Changes  in  neighborhood
                                               values and the appeal of
                                               properties to tenants; and

    -  Increases in property taxes and         -  Changes in interest rates.
    operating expenses;



    Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

    Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

INDUSTRY OR SECTOR INVESTING

    When a portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

    Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.

    Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

    Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

    Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

    Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

    Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

    Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

    Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

    Subject to certain restrictions, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

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

LENDING OF PORTFOLIO SECURITIES

    Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

    In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

    Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt.

REPURCHASE AGREEMENTS

    Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

    Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

    Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS

    Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

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

At the time a portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

    A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

    Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

    Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

    Unless otherwise explicitly prohibited in the description of a portfolio, each of the portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

    Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

    Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

LOAN PARTICIPATIONS

    Certain of the portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

    These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

    Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

    - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

    -    financial futures contracts (including stock index futures),

    -    interest rate transactions*, and

    -    currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

**A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

    Hedging and Other Strategic Transactions may be used for the following purposes:

    - to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

    - to protect a portfolio's unrealized gains in the value of its securities,

    - to facilitate the sale of a portfolio's securities for investment purposes,

    - to manage the effective maturity or duration of a portfolio's securities or

    - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

    - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market., if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

    Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

    The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. The Adviser does not itself manage any of the Trust portfolio assets but has ultimate responsibility to oversee the Subadvisers. In this connection, the Adviser (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

    The Trust has received an order from the SEC permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, Manufacturers Adviser Corporation is an Affiliated Subadviser.

    As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

    The following table presents a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets.


                                                                        BETWEEN
                                                        BETWEEN      $200 MILLION       BETWEEN
                                        FIRST       $50 MILLION AND    AND $500      $500 MILLION     EXCESS OVER
            PORTFOLIO                $50 MILLION     $200 MILLION       MILLION     AND $1 BILLION    $1 BILLION
--------------------------------     ------------   ---------------  ------------   --------------    -----------
Internet Technologies Trust.....       1.000%           1.000%           1.000%         1.000%           0.950%
Pacific Rim Emerging Markets Trust     0.700%           0.700%           0.700%         0.600%           0.600%
Science & Technology Trust......       0.950%           0.950%           0.950%         0.900%           0.900%
International Small Cap Trust...       0.950%           0.950%           0.850%         0.750%           0.750%
Health Sciences Trust...........       0.950%           0.950%           0.950%         0.900%           0.900%
Aggressive Growth Trust.........       0.850%           0.850%           0.850%         0.800%           0.800%
Emerging Small Company Trust....       0.900%           0.900%           0.900%         0.870%           0.850%
Small Company Blend.............       0.900%           0.900%           0.900%         0.900%           0.900%
Dynamic Growth Trust............       0.850%           0.850%           0.850%         0.800%           0.800%
Mid Cap Stock Trust.............       0.775%           0.775%           0.750%         0.725%           0.725%
All Cap Growth Trust............       0.800%           0.800%           0.800%         0.750%           0.750%
Overseas Trust..................       0.800%           0.800%           0.800%         0.800%           0.800%
International Stock Trust.......       0.850%           0.850%           0.850%         0.800%           0.800%
International Value Trust.......       0.850%           0.850%           0.750%         0.700%           0.700%
Strategic Opportunities Trust...       0.700%           0.700%           0.700%         0.700%           0.700%
Quantitative Mid Cap Trust......       0.650%           0.650%           0.550%         0.550%           0.550%
All  Cap  Core   Trust   (formerly     0.700%           0.700%           0.700%         0.650%           0.650%
Growth Trust)...................
Quantitative Equity Trust.......       0.600%           0.600%           0.600%         0.550%           0.500%
Blue Chip Growth Trust..........       0.725%           0.725%           0.725%         0.725%           0.700%
Real Estate Securities Trust....       0.600%           0.600%           0.600%         0.600%           0.600%
Small Company Value Trust.......       0.900%           0.900%           0.900%         0.900%           0.900%
Mid Cap Value Trust.............       0.800%           0.800%           0.750%         0.725%           0.725%
Value Trust.....................       0.650%           0.650%           0.625%         0.550%           0.550%
Equity Index....................       0.250%           0.250%           0.250%         0.250%           0.250%
Tactical Allocation Trust.......       0.750%           0.750%           0.750%         0.700%           0.700%
Growth & Income Trust...........       0.600%           0.600%           0.600%         0.550%           0.500%
U.S. Large Cap Value Trust......       0.725%           0.725%           0.725%         0.725%           0.700%
Equity-Income Trust.............       0.725%           0.725%           0.725%         0.725%           0.700%
Income & Value Trust............       0.650%           0.650%           0.650%         0.650%           0.650%
Balanced Trust..................       0.600%           0.550%           0.500%         0.500%           0.500%
High Yield Trust................       0.625%           0.625%           0.625%         0.550%           0.550%
Strategic Bond Trust............       0.625%           0.625%           0.625%         0.550%           0.550%

                                                                        BETWEEN
                                                        BETWEEN      $200 MILLION       BETWEEN
                                        FIRST       $50 MILLION AND    AND $500      $500 MILLION     EXCESS OVER
            PORTFOLIO                $50 MILLION     $200 MILLION       MILLION     AND $1 BILLION    $1 BILLION
----------------------------------   -----------    ---------------  ------------   --------------    -----------
Global Bond Trust.................     0.600%           0.600%           0.600%         0.600%           0.600%
Total Return Trust................     0.600%           0.600%           0.600%         0.600%           0.600%
Investment Quality Bond Trust.....     0.500%           0.500%           0.500%         0.450%           0.450%
Diversified Bond Trust............     0.600%           0.600%           0.600%         0.600%           0.600%
U.S. Government Securities Trust..     0.550%           0.550%           0.550%         0.450%           0.450%
Money Market Trust................     0.350%           0.350%           0.350%         0.350%           0.350%
Small Cap Index Trust.............     0.375%           0.375%           0.375%         0.375%           0.375%
International Index Trust.........     0.400%           0.400%           0.400%         0.400%           0.400%
Mid Cap Index Trust...............     0.375%           0.375%           0.375%         0.375%           0.375%
Total Stock Market Trust..........     0.375%           0.375%           0.375%         0.375%           0.375%
Index Trust.......................     0.375%           0.375%           0.375%         0.375%           0.375%
Small-Mid Cap Trust...............     0.950%           0.950%           0.950%         0.950%           0.950%



                                                                        BETWEEN
                                                        BETWEEN      $200 MILLION       BETWEEN
                                        FIRST       $50 MILLION AND    AND $500      $500 MILLION     EXCESS OVER
            PORTFOLIO                $50 MILLION     $200 MILLION       MILLION     AND $1 BILLION    $1 BILLION
-----------------------------------  -----------    ---------------  ------------   --------------    -----------
Telecommunications Trust...........    0.950%           0.925%           0.875%         0.800%           0.800%
Mid Cap Growth Trust...............    0.850%           0.825%           0.800%         0.775%           0.775%
Mid Cap Opportunities Trust........    0.850%           0.850%           0.800%         0.800%           0.800%
International Equity Select Trust..    0.900%           0.900%           0.850%         0.800%           0.800%
Global Equity Select Trust.........    0.900%           0.900%           0.850%         0.800%           0.800%
Financial Services Trust...........    0.800%           0.750%           0.750%         0.700%           0.700%
Fundamental Value Trust............    0.800%           0.750%           0.750%         0.700%           0.700%
All Cap Value Trust................    0.750%           0.750%           0.700%         0.650%           0.650%


                                                                     BETWEEN
                                                   BETWEEN        $200 MILLION     BETWEEN
                                     FIRST     $100 MILLION AND     AND $500     $500 MILLION   EXCESS OVER
           PORTFOLIO             $100 MILLION    $200 MILLION        MILLION    AND $1 BILLION  $1 BILLION
-------------------------------- ------------  ----------------   ------------  --------------  -----------
Select Growth Trust.............    0.800%          0.750%            0.750%        0.750%         0.750%
Core Value Trust................    0.800%          0.750%            0.750%        0.750%         0.750%
Small-Mid Cap Growth Trust......    0.800%          0.750%            0.750%        0.750%         0.750%
Lifestyle Aggressive 1000 Trust.    0.075%          0.050%            0.050%        0.050%         0.050%
Lifestyle Growth 820 Trust......    0.075%          0.050%            0.050%        0.050%         0.050%
Lifestyle Balanced 640 Trust....    0.075%          0.050%            0.050%        0.050%         0.050%
Lifestyle Moderate 460 Trust....    0.075%          0.050%            0.050%        0.050%         0.050%
Lifestyle Conservative 280          0.075%          0.050%            0.050%        0.050%         0.050%
Trust...........................

                                                           BETWEEN
                                           BETWEEN       $100 MILLION
                             FIRST     $50 MILLION AND     AND- $250   EXCESS OVER
       PORTFOLIO          $50 MILLION   $100 MILLION        MILLION    $250 MILLION
---------------------     -----------  ---------------   ------------  ------------
High Grade Bond Trust        0.600%        0.550%            0.500%       0.450%

                             FIRST $300    EXCESS OVER
        PORTFOLIO             MILLION      $300 MILLION
--------------------------  -----------    ------------
Capital Appreciation Trust     0.750%         0.700%

                         FIRST      EXCESS OVER
     PORTFOLIO        $1 BILLION    $1 BILLION
-------------------   ----------    -----------
Global Equity Trust     0.750%         0.700%


                                    FIRST       EXCESS OVER
 PORTFOLIO                      $750 MILLION   $750 MILLION
-----------                     ------------   ------------
Large Cap Growth Trust             0.750%         0.700%



                                                                     BETWEEN
                                                   BETWEEN        $600 MILLION        BETWEEN
                                  FIRST       $300 MILLION AND      AND $900       $900 MILLION       EXCESS OVER
        PORTFOLIO             $300 MILLION      $600 MILLION         MILLION      AND $1.5 BILLION    $1.5 BILLION
---------------------------   ------------    ----------------    ------------    ----------------    ------------
Strategic Growth Trust.....      0.750%            0.725%            0.700%           0.675%             0.600%
Capital Opportunities Trust      0.750%            0.725%            0.700%           0.675%             0.600%
Utilities Trust............      0.750%            0.725%            0.700%           0.675%             0.600%

                                                                     BETWEEN
                                                      BETWEEN      $200 MILLION       BETWEEN
                                        FIRST     $50 MILLION AND    AND $500      $500 MILLION     EXCESS OVER
            PORTFOLIO                $50 MILLION   $200 MILLION      MILLION     AND $1 BILLION     $1 BILLION
-------------------------------      -----------  ---------------  ------------  --------------     -----------
Natural Resources Trust........        0.950%         0.900%          0.900%          0.900%           0.900%
Real Return Bond Trust.........        0.600%         0.600%          0.600%          0.600%           0.600%
Special Value Trust............        0.900%         0.900%          0.900%          0.850%           0.850%
Small Cap Opportunities Trust...       0.900%         0.900%          0.900%          0.850%           0.850%
Emerging Growth Trust..........        0.700%         0.700%          0.700%          0.700%           0.700%
Quantitative All Cap Trust.....        0.650%         0.600%          0.600%          0.600%           0.600%




                                                                         BETWEEN           BETWEEN
                                                        BETWEEN            $50           $200 MILLION
                                           FIRST      $10 MILLION       MILLION AND        AND $500      EXCESS OVER
            PORTFOLIO                  $10 MILLION   AND $50 MILLION   $200 MILLION        MILLION       $500 MILLION
-------------------------------        -----------   ---------------   ------------      ------------    ------------
Mid Cap Core Trust.............           0.850%         0.800%           0.775%            0.750%          0.725%


                                                      BETWEEN                  BETWEEN
                                       FIRST       $100 MILLION AND      $300 MILLION  AND      EXCESS OVER]
            PORTFOLIO               $100 MILLION     $300 MILLION           $500 MILLION        $500 MILLION
-------------------------------     ------------   ----------------      -----------------      ------------
Large Cap Value Trust..........        0.750%          0.750%                  0.725%               0.700%

    The following table presents the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2002.


                                     ADVISORY FEE AS A
            PORTFOLIO                  DOLLAR AMOUNT
--------------------------------     -----------------
Internet Technologies Trust.....       $   299,827
Pacific Rim Emerging Markets Trust         416,583
Telecommunications..............           122,906
Science & Technology Trust......         4,665,496
International Small Cap Trust...         1,256,297
Health Sciences Trust...........           656,558
Aggressive Growth Trust.........         2,266,076
Emerging Small Company Trust....         3,336,408
Small Company Blend Trust.......         1,494,287
Dynamic Growth Trust............           948,024
Mid Cap Growth Trust............           331,945
Mid Cap Opportunities...........           288,400
Mid Cap Stock Trust.............         1,278,522
All Cap Growth Trust............         4,069,913
Financial Services..............           322,434
Overseas Trust..................         3,200,426
International Stock Trust.......         2,300,890
International Value Trust.......         2,139,146
Capital Appreciation Trust......           445,057
Strategic Opportunities Trust...         5,384,080
Quantitative Mid Cap Trust......           593,460
Global Equity Trust.............         3,315,325
Strategic Growth Trust..........           829,861
All Cap Core Trust (formerly,
Growth Trust)...................         2,742,752
Large Cap Growth Trust..........         3,423,377
All Cap Value Trust.............           263,705
Capital Opportunities Trust.....           294,657

                                     ADVISORY FEE AS A
            PORTFOLIO                  DOLLAR AMOUNT
--------------------------------     -----------------
Quantitative Equity Trust.......         2,089,973
Blue Chip Growth Trust..........         9,826,268
Utilities Trust.................           164,770
Real Estate Securities Trust....         1,851,450
Small Company Value Trust.......         2,957,847
Mid Cap Value Trust............ .        1,457,860
Value Trust.....................         2,118,815
Equity Index Trust..............           224,244
Tactical Allocation Trust.......           539,276
Fundamental Value Trust.........         1,374,382
Growth & Income Trust...........        10,344,977
U.S. Large Cap Value Trust......         3,733,512
Equity-Income Trust.............         8,247,458
Income & Value Trust............         3,319,917
Balanced Trust..................           878,703
High Yield Trust................         2,233,481
Strategic Bond Trust............         2,094,467
Global Bond Trust...............           822,503
Total Return Trust..............         6,101,938
Investment Quality Bond Trust...         2,261,282
Diversified Bond Trust..........         1,986,097
U.S. Government Securities Trust         3,682,285
Money Market Trust..............         5,570,401
Small Cap Index Trust...........           226,496
International Index Trust.......           213,457
Mid Cap Index Trust.............           333,250
Total Stock Market Index Trust..           257,467
500 Index Trust.................         2,771,998
Lifestyle Aggressive 1000 Trust.           124,563
Lifestyle Growth 820 Trust......           427,852
Lifestyle Balanced 640 Trust....           461,188
Lifestyle Moderate 460 Trust....           183,153
Lifestyle Conservative 280 Trust           140,649
Small-Mid Cap Growth Trust......            17,743
Small-Mid Cap Trust.............            92,013
International Equity Select Trust           73,387
Select Growth Trust.............            19,368
Global Equity Select Trust......            24,651
Core Value Trust................            21,594
High Grade Bond Trust...........            69,790
Total for all Portfolios........       126,026,937


Advisory Fee Waiver

    The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust and Equity-Income Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


          COMBINED ASSET LEVELS              FEE REDUCTION
---------------------------------------   -------------------
                                          (AS A PERCENTAGE OF
                                           THE ADVISORY FEE)
First $750 million.....................         0.00%
Between $750 million and $1.5 billion..          5.0%
Between $1.5 billion and $3.0 billion..          7.5%
Over $3.0 billion......................           10%

    The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

Expense Reimbursement.

    All Portfolios Except the Lifestyle Trusts. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

    -- 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust

    -- 0.15% in the case of the Equity Index Trust, International Equity Select Trust, Global Equity Select Trust

    -- 0.050% in the case of the International Index Trust and the 500 Index Trust,

    -- 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and the Total Stock Market Index Trust,

    -- 0.75% in the case of the International Small Cap, Global Equity, Global Bond, International Value, Overseas, International Stock and Pacific Rim Emerging Markets Trusts,

    --   0.50% in the case of all other portfolios except the Lifestyle Trusts.

    Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

    These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

SUBADVISORY ARRANGEMENTS

    Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES


    The Trust may issue three classes of shares, Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III (also referred to as "Class R shares"). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights. (Series III shares are not currently available for sale. The offering of Series III shares and the amount of class expenses of Series III shares is subject to the approval of the Trustees of the Trust.)

    Series III Shares. Only certain "Qualified Plans" and certain permitted entities may invest in Series III shares. For this purpose, a "Qualified Plan" includes: (i) a plan described in Section 401(a) of the Code; (ii) an annuity plan described in 403(a) of the Code; (iii) an annuity contract described in
Section 403(b) of the Code, including a custodial account described in Section 403(b)(7) of the Code; (iv) an individual retirement account described in
Section 408(a) of the Code; (v) an individual retirement annuity described in
Section 408(b) of the Code; (vi) a governmental plan within the meaning of
Section 414(d) of the Code; (vii) an eligible deferred compensation plan described in Section 457(b) of the Code; (viii) a simplified employee pension described in Section 408(k) of the Cdoe; (ix) a plan described in Section 501(c)(18) of the Code; and (x) any other trust, plan, account, contract, or annuity that the Internal Revenue Service has determined to be within the scope of Section 1.817-5(f)(3)(iii) of the Income Tax Regulations.


RULE 12B-1 PLANS OF EACH CLASS

    Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of .15% of Series I share average daily net assets.

    Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .

..35% of Series II share average daily net assets.


    Series III shares of each portfolio are subject to a Rule 12b-1 fee of up to ..50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).


    Rule 12b-1 fees will be paid to the Trust's Distributor, Manufacturers Financial Securities LLC, or any successor thereto.

    To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

         (i) for any expenses relating to the distribution of the shares of the class,

         (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

         (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

    Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

    Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.

                               GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

    The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

    Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

    If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

    - would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

    - the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

    In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

    Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

    For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

    The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

    Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

    - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

    - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

    - the SEC by order so permits for the protection of security holders of the Trust.

Calculation of Net Asset Value

    The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

         (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

         (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

         (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

         (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

         (ii)subtracting all its liabilities, and

         (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trust are valued at their net asset value.

    Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.


PURCHASERS OF SHARES OF THE TRUST

    Shares of the Trust may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans ("Qualified Plans"). Due to differences in tax treatments and other considerations, the interests of various contract owners participating in the Trust and the interests of Qualified Plans investing the Trust may conflict. The Board of Trustees of the Trust will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table included with each portfolio description is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

    The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                SCIENCE & TECHNOLOGY TRUST
                                                    --------------------------------------------------------------------------------
                                                                              SERIES I                                   SERIES II
                                                    ----------------------------------------------------------------   -------------

                                                                        YEARS ENDED DECEMBER 31,                        1/28/2002*
                                                    ----------------------------------------------------------------        TO
                                                      2002@         2001@        2000@          1999         1998       12/31/2002@
                                                    -----------  -----------  ------------  ------------  ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   12.83    $   23.24    $    36.17    $    19.52    $  13.62     $  12.61
Income from investment operations:
     Net investment loss                                (0.08)       (0.13)        (0.24)        (0.06)      (0.09)       (0.08)
     Net realized and unrealized gain (loss) on
      investments foreign currency transactions         (5.15)       (9.36)       (11.77)        19.43        5.99        (4.94)
                                                    ---------    ---------    ----------    ----------    --------     --------
     Total from investment operations                   (5.23)       (9.49)       (12.01)        19.37        5.90        (5.02)
                                                    ---------    ---------    ----------    ----------    --------     --------
Less distributions:
     Distributions from capital gains                       -        (0.92)        (0.92)        (2.72)          -            -
                                                    ---------    ---------    ----------    ----------    --------     --------
     Total distributions                                    -        (0.92)        (0.92)        (2.72)          -            -
                                                    ---------    ---------    ----------    ----------    --------     --------
NET ASSET VALUE, END OF PERIOD                      $    7.60    $   12.83    $    23.24    $    36.17    $  19.52     $   7.59
                                                    =========    =========    ==========    ==========    ========     ========
     TOTAL RETURN (B)                                  (40.76%)     (41.25%)      (34.06%)       99.49%      43.32%      (39.81%)+
Net assets, end of period (000's)                   $ 358,553    $ 729,587    $1,262,181    $1,144,454    $179,285     $ 11,064
Ratio of expenses to average net assets                  1.17%        1.16%         1.15%         1.16%       1.21%        1.37%(A)
Ratio of expenses to average net assets after
 expense reductions                                      1.15%        1.15%         1.14%         1.16%       1.21%        1.35%(A)
Ratio of net investment loss to average net assets      (0.87%)      (0.80%)       (0.73%)       (0.40%)     (0.73%)      (1.07%)(A)
Portfolio turnover rate                                    59%         144%          133%          113%        105%          59%(A)


                                                                INTERNET TECHNOLOGIES TRUST
                                                    ----------------------------------------------------
                                                                   SERIES I                  SERIES II
                                                    ------------------------------------    ------------

                                                    YEARS ENDED DECEMBER 31,   5/1/2000*     1/28/2002*
                                                    ------------------------       TO           TO
                                                      2002@         2001@     12/31/2000@    12/31/2002@
                                                    --------      --------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                $   3.79      $   7.03    $  12.50       $  3.77
Income from investment operations:
     Net investment loss                               (0.03)        (0.03)      (0.05)        (0.03)
     Net realized and unrealized loss on
     investments and foreign currency transactions     (1.38)        (3.21)      (5.42)        (1.36)
                                                    --------      --------    --------       -------
     Total from investment operations                  (1.41)        (3.24)      (5.47)        (1.39)
                                                    --------      --------    --------       -------
NET ASSET VALUE, END OF PERIOD                      $   2.38      $   3.79    $   7.03       $  2.38
                                                    ========      ========    ========       =======
      TOTAL RETURN                                    (37.20%)      (46.09%)    (43.76%)+     (36.87%)+
Net assets, end of period (000's)                   $ 25,929      $ 41,198    $ 53,314       $ 2,624
Ratio of expenses to average net assets                 1.30%         1.26%       1.28%(A)      1.50%(A)
Ratio of net investment loss to average net assets     (1.20%)       (0.55%)     (0.63%)(A)    (1.44%)(A)
Portfolio turnover rate                                   47%           70%         29%(A)        47%(A)

@ Net investment income has been calculated using the average shares method.

*        Commencement of operations

+        Not Annualized

(A)      Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                           PACIFIC RIM EMERGING MARKETS TRUST
                                                    -----------------------------------------------------------------------
                                                                                SERIES I                         SERIES II
                                                    ---------------------------------------------------------  ------------

                                                                        YEARS ENDED DECEMBER 31,                1/28/2002*
                                                    ---------------------------------------------------------       TO
                                                       2002@      2001@       2000@       1999         1998     12/31/2002@
                                                    --------    --------    --------    --------     --------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   6.65    $   8.20    $  10.88    $   6.83     $   7.16    $ 6.63
Income from investment operations:
     Net investment income (loss)                       0.02        0.02        0.06        0.09         0.08     (0.02)
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions     (0.85)      (1.54)      (2.70)       4.17        (0.41)    (0.79)
                                                    --------    --------    --------    --------     --------    ------
     Total from investment operations                  (0.83)      (1.52)      (2.64)       4.26        (0.33)    (0.81)
                                                    --------    --------    --------    --------     --------    ------
Less distributions:
     Dividends from net investment income              (0.01)      (0.03)      (0.04)      (0.21)           -     (0.01)
                                                    --------    --------    --------    --------     --------    ------
NET ASSET VALUE, END OF PERIOD                      $   5.81    $   6.65    $   8.20    $  10.88        $6.83    $ 5.81
                                                    ========    ========    ========    ========     ========    ======
      TOTAL RETURN                                    (12.53%)    (18.57%)    (24.37%)     62.87%       (4.61%)  (12.27%)+
Net assets, end of period (000's)                   $ 45,937    $ 55,981    $ 83,370    $ 94,753     $ 27,995    $4,287
Ratio of expenses to average net assets                 1.23%       1.23%       1.03%       1.11%        1.21%     1.43%(A)
Ratio of net investment income (loss) to average
 net assets                                             0.24%       0.32%       0.61%       0.90%        1.21%    (0.28%)(A)
Portfolio turnover rate                                   28%         76%         55%         42%          62%       28%(A)


                                                           TELECOMMUNICATIONS TRUST
                                                   -------------------------------------------
                                                           SERIES I                SERIES II
                                                   ----------------------------  -------------

                                                    YEAR ENDED     4/30/2001*     1/28/2002*
                                                    DECEMBER 31,      TO             TO
                                                       2002@       12/31/2001@    12/31/2002@
                                                   ------------   -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.93      $  12.50        $  7.47
Income from investment operations:
  Net investment loss                                  (0.01)        (0.01)         (0.02)
  Net realized and unrealized loss on
  investments and foreign currency transactions        (3.77)        (4.56)         (3.31)
                                                    --------      --------        -------
  Total from investment operations                     (3.78)        (4.57)         (3.33)
                                                    --------      --------        -------
NET ASSET VALUE, END OF PERIOD                      $   4.15      $   7.93        $  4.14
                                                    ========      ========        =======
  TOTAL RETURN                                        (47.67%)      (36.56%)+      (44.58%)+
Net assets, end of period (000's)                   $ 11,638      $ 16,918        $ 2,287
Ratio of expenses to average net assets                 1.51%         1.44%(A)       1.71%(A)
Ratio of net investment loss to average net assets     (0.25%)       (0.19%)(A)     (0.49%)(A)
Portfolio turnover rate                                  159%           80%(A)        159%(A)

@ Net investment income has been calculated using the average shares method.

*        Commencement of operations

+        Not Annualized

(A)      Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  HEALTH SCIENCES TRUST
                                                       -------------------------------------------
                                                         SERIES I                     SERIES II
                                                       -------------------------------------------

                                                        YEAR ENDED    4/30/2001*       1/28/2002*
                                                       DECEMBER 31,      TO               TO
                                                          2002@       12/31/2001@     12/31/2002@
                                                       ------------   -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  13.54      $ 12.50        $  12.90
Income from investment operations:
     Net investment loss                                    (0.08)       (0.07)          (0.09)
     Net realized and unrealized gain (loss) on
      investments and foreign currency transactions         (3.60)        1.11           (2.95)
                                                         --------      -------        --------
     Total from investment operations                       (3.68)        1.04           (3.04)
                                                         --------      -------        --------
Less distributions:
     Distributions from capital gains                       (0.03)           -           (0.03)
                                                         --------      -------        --------
     Total distributions                                    (0.03)           -           (0.03)
                                                         --------      -------        --------
NET ASSET VALUE, END OF PERIOD                           $   9.83      $ 13.54        $   9.83
                                                         ========      =======        ========

     TOTAL RETURN (B)                                      (27.24%)       8.32%+        (23.63%)+
Net assets, end of period (000's)                        $ 62,075      $51,568        $ 15,924
Ratio of expenses to average net assets                      1.25%        1.45% (A)       1.45%(A)
Ratio of expenses to average net assets after
 expense reductions                                          1.23%        1.44%(A)        1.43%(A)
Ratio of net investment loss to average net assets          (0.74%)      (0.76%)(A)      (1.02%)(A)
Portfolio turnover rate                                        55%          81%(A)          55%(A)

                                                                                  AGGRESSIVE GROWTH TRUST
                                                       -----------------------------------------------------------------------------
                                                                            SERIES I                                     SERIES II
                                                       -------------------------------------------------------------    ------------

                                                                      YEARS ENDED DECEMBER 31,                           1/28/2002*
                                                       -------------------------------------------------------------         TO
                                                          2002@        2001@        2000@        1999         1998       12/31/2002@
                                                       ---------     --------    ---------     ---------   ---------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   13.22    $   17.86    $   17.34     $  13.04    $   12.50    $ 12.90
Income from investment operations:
     Net investment loss                                   (0.09)       (0.11)       (0.12)       (0.06)       (0.07)     (0.12)
     Net realized and unrealized gain (loss) on
      investments and foreign currency transactions        (3.21)       (4.53)        0.64         4.36         0.61      (2.86)
                                                       ---------    ---------    ---------    ---------    ---------    -------
     Total from investment operations                      (3.30)       (4.64)        0.52         4.30         0.54      (2.98)
                                                       ---------    ---------    ---------    ---------    ---------    -------
NET ASSET VALUE, END OF PERIOD                         $    9.92    $   13.22    $   17.86    $   17.34    $   13.04    $  9.92
                                                       =========    =========    =========    =========    =========    =======
     TOTAL RETURN                                         (24.96%)     (25.98%)       3.00%       32.98%        4.32%     (23.1%)+
Net assets, end of period (000's)                      $ 225,798    $ 309,746    $ 416,643    $ 135,503    $ 143,010    $17,322
Ratio of expenses to average net assets                     1.09%        1.07%        1.07%        1.15%        1.14%      1.29%(A)
Ratio of net investment loss to average net assets         (0.80%)      (0.73%)      (0.61%)      (0.59%)      (0.64%)    (1.27%)A
Portfolio turnover rate                                      104%          96%          70%         161%         189%       104%(A)

@ Net investment income has been calculated using the average shares method.

*        Commencement of operations

#        Amount is less than $.01 per share.

+        Not Annualized

(A)      Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II wound have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                    EMERGING SMALL COMPANY TRUST
                                                     -------------------------------------------------------------------------------
                                                                                    SERIES I                             SERIES II
                                                     ---------------------------------------------------------------   -------------

                                                                 YEARS ENDED DECEMBER 31,                                1/28/2002*
                                                     ---------------------------------------------------------------        TO
                                                         2002@        2001@        2000@         1999         1998       12/31/2002@
                                                     ------------   ---------    ---------    ---------    ---------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    26.06     $  35.02    $   40.74    $   23.82    $   24.13    $ 25.13

Income from investment operations:
     Net investment loss                                   (0.12)       (0.08)       (0.02)       (0.09)       (0.12)     (0.11)
     Net realized and unrealized gain (loss) on
      investments and foreign currency transactions        (7.49)       (7.75)       (1.33)       17.35         0.17      (6.58)
                                                      ----------     --------    ---------    ---------    ---------    -------
     Total from investment operations                      (7.61)       (7.83)       (1.35)       17.26         0.05      (6.69)
                                                      ----------     --------    ---------    ---------    ---------    -------
Less distributions:
     Distributions from capital gains                          -        (1.13)       (4.37)       (0.34)       (0.36)         -
                                                      ----------     --------    ---------    ---------    ---------    -------
     Total distributions                                       -        (1.13)       (4.37)       (0.34)       (0.36)         -
                                                      ----------     --------    ---------    ---------    ---------    -------

NET ASSET VALUE, END OF PERIOD                        $    18.45     $  26.06    $   35.02    $   40.74    $   23.82    $ 18.44
                                                      ==========     ========    =========    =========    =========    =======
     TOTAL RETURN                                         (29.20%)     (22.24%)      (4.30%)      73.53%        0.07%    (26.62%)+
Net assets, end of period (000's)                     $  293,594     $447,673    $ 573,471    $ 453,152    $ 300,637    $17,791
Ratio of expenses to average net assets                     1.12%        1.12%        1.10%        1.12%        1.10%      1.32%
Ratio of net investment loss to average net assets         (0.57%)      (0.30%)      (0.04%)      (0.35%)      (0.54%)    (0.63%)(A)
Portfolio turnover rate                                       35%          48%          23%         136%          77%      35%(A)

                                                                           SMALL COMPANY BLEND TRUST
                                                    ------------------------------------------------------------------
                                                                       SERIES I                             SERIES II
                                                    --------------------------------------------------    ------------

                                                                YEARS ENDED DECEMBER 31,    05/01/1999*    1/28/2002*
                                                    ------------------------------------        TO             TO
                                                       2002@        2001@        2000@      12/31/1999     12/31/2002@
                                                    ----------    ---------    --------    ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.98    $   11.31    $  15.76    $  12.50       $  10.69
Income from investment operations:
     Net investment income (loss)                            -#        0.03           -#      (0.01)          0.01
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (2.80)       (0.30)      (3.11)       3.58          (2.53)
                                                     ---------    ---------    --------    --------       --------
     Total from investment operations                    (2.80)       (0.27)      (3.11)       3.57          (2.52)
                                                     ---------    ---------    --------    --------       --------
Less distributions:
     Dividends from net investment income                (0.02)           -           -           -          (0.02)
     Distributions from capital gains                        -        (0.06)      (1.34)      (0.31)             -
                                                     ---------    ---------    --------    --------       --------
     Total distributions                                 (0.02)       (0.06)      (1.34)      (0.31)         (0.02)
                                                     ---------    ---------    --------    --------       --------

NET ASSET VALUE, END OF PERIOD                       $    8.16    $   10.98    $  11.31    $  15.76       $   8.15
                                                     =========    =========    ========    ========       ========
     TOTAL RETURN                                       (25.55%)      (2.31%)    (19.74%)     28.56% +      (23.63%)+
Net assets, end of period (000's)                    $ 106,357    $ 161,250    $ 95,123    $ 53,514       $ 16,014
Ratio of expenses to average net assets                   1.15%        1.17%       1.19%        1.3%(A)       1.35%(A)
Ratio of net investment income (loss) to average
 net assets                                              (0.04%)       0.29%      (0.01%)     (0.12%)(A)      0.12%(A)
Portfolio turnover rate                                     48%          39%         49%         28%(A)        48%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        DYNAMIC GROWTH TRUST
                                                     -----------------------------------------------------
                                                              SERIES I                        SERIES II
                                                     --------------------------------------  -------------

                                                     YEARS ENDED DECEMBER 31,    5/1/2000*    1/28/2002*
                                                     ------------------------       TO          TO
                                                       2002@        2001@       12/31/2000@   12/31/2002@
                                                     --------    ---------      -----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   4.76    $    7.98      $   12.50      $  4.40
Income from investment operations:
     Net investment income (loss)                       (0.02)       (0.02)          0.02        (0.03)
     Net realized and unrealized loss on
      investments and foreign currency transactions     (1.33)       (3.19)         (4.54)       (0.97)
                                                     --------    ---------      ---------      -------
     Total from investment operations                   (1.35)       (3.21)         (4.52)       (1.00)
                                                     --------    ---------      ---------      -------
Less distributions:
     Dividends from net investment income                   -        (0.01)             -            -
                                                     --------    ---------      ---------      -------
     Total distributions                                    -        (0.01)             -            -
                                                     --------    ---------      ---------      -------

NET ASSET VALUE, END OF PERIOD                       $   3.41    $    4.76      $    7.98      $  3.40
                                                     ========    =========      =========      =======

      TOTAL RETURN                                     (28.36%)     (40.24%)       (36.16%)+    (22.73%)+
Net assets, end of period (000's)                    $ 63,745    $ 132,709      $ 135,758      $ 4,242
Ratio of expenses to average net assets                  1.10%        1.08%          1.07%(A)     1.30%(A)
Ratio of net investment income (loss) to average
  net assets                                            (0.55%)      (0.43%)         0.35%(A)    (0.81%)(A)
Portfolio turnover rate                                   165%         180%            80%(A)      165%(A)

                                                                 MID CAP GROWTH TRUST
                                                     -------------------------------------------
                                                               SERIES I             SERIES II
                                                     ----------------------------  -------------

                                                       YEAR ENDED    4/30/2001*      1/28/2002*
                                                      DECEMBER 31,      TO              TO
                                                         2002@       12/31/2001@     12/31/2002@
                                                     -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.47       $  12.50       $ 10.35
Income from investment operations:
     Net investment loss                                (0.07)         (0.05)        (0.07)
     Net realized and unrealized loss on
     investments and foreign currency transactions      (3.11)         (1.98)        (3.00)
                                                     --------       --------       -------
     Total from investment operations                   (3.18)         (2.03)        (3.07)
                                                     --------       --------       -------
NET ASSET VALUE, END OF PERIOD                       $   7.29       $  10.47       $  7.28
                                                     ========       ========       =======
     TOTAL RETURN                                      (30.37%)       (16.24%)+     (29.66%)+
Net assets, end of period (000's)                    $ 32,381       $ 31,370       $ 8,364
Ratio of expenses to average net assets                  1.25%          1.39%(A)      1.45%(A)
Ratio of net investment loss to average net assets      (0.82%)        (0.67%)(A)    (1.00%)(A)
Portfolio turnover rate                                    82%            39%(A)        82%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             MID CAP OPPORTUNITIES TRUST
                                                     --------------------------------------------
                                                                SERIES I              SERIES II
                                                     ----------------------------   -------------

                                                       YEAR ENDED     4/30/2001*      1/28/2002*
                                                      DECEMBER 31,        TO             TO
                                                         2002@       12/31/2001@     12/31/2002@
                                                     -------------   -----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.59        $  12.50       $ 10.27
Income from investment operations:
     Net investment loss                                (0.08)          (0.06)        (0.08)
     Net realized and unrealized loss on
     investments and foreign currency transactions      (3.12)          (1.85)        (2.81)
                                                     --------        --------       -------
     Total from investment operations                   (3.20)          (1.91)        (2.89)
                                                     --------        --------       -------
NET ASSET VALUE, END OF PERIOD                       $   7.39        $  10.59       $  7.38
                                                     ========        ========       =======
     TOTAL RETURN                                      (30.22%)        (15.28)% +    (28.14%)+
Net assets, end of period (000's)                    $ 17,412        $ 29,556       $ 4,885
Ratio of expenses to average net assets                  1.40%           1.44%(A)      1.60%(A)
Ratio of net investment loss to average net assets      (0.89%)         (0.83%)(A)    (1.15%)(A)
Portfolio turnover rate                                   133%            117%(A)       133%(A)

                                                                                 MID CAP STOCK TRUST
                                                     -------------------------------------------------------------------
                                                                          SERIES I                            SERIES II
                                                     ----------------------------------------------------    -----------

                                                             YEARS ENDED DECEMBER 31,         05/01/1999*    1/28/2002*
                                                     --------------------------------------       TO             TO
                                                       2002@        2001@         2000@       12/31/1999     12/31/2002@
                                                     ---------    ---------     ---------     -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.77    $   12.10     $   12.60     $  12.50       $  10.64
Income from investment operations:
     Net investment loss                                 (0.05)       (0.04)        (0.01)       (0.01)         (0.05)
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (2.38)       (1.29)        (0.49)        0.11          (2.25)
                                                     ---------    ---------     ---------     --------       --------
     Total from investment operations                    (2.43)       (1.33)        (0.50)        0.10          (2.30)
                                                     ---------    ---------     ---------     --------       --------

NET ASSET VALUE, END OF PERIOD                       $    8.34    $   10.77     $   12.10     $  12.60       $   8.34
                                                     =========    =========     =========     ========       ========

     TOTAL RETURN                                       (22.56%)     (10.99%)       (3.97%)       0.80%+       (21.62%)+
Net assets, end of period (000's)                    $ 186,950    $ 153,732     $ 122,350     $ 99,504       $ 31,611
Ratio of expenses to average net assets                   1.00%        1.00%         1.00%        1.03%(A)       1.20%(A)
Ratio of net investment loss to average net assets       (0.53%)      (0.36%)       (0.11%)      (0.15%)(A)     (0.70%)(A)
Portfolio turnover rate                                    128%         170%          300%          36%(A)        128%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                ALL CAP GROWTH TRUST
                                                     -------------------------------------------------------------------------------
                                                                              SERIES I                                   SERIES II
                                                     --------------------------------------------------------------     ------------

                                                                     YEARS ENDED DECEMBER 31,                           1/28/2002*
                                                     --------------------------------------------------------------         TO
                                                       2002@        2001@         2000@         1999         1998       12/31/2002@
                                                     ---------    ---------     ---------     --------     --------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   14.75    $   20.65     $   24.89     $  19.77     $  15.41     $ 14.49
Income from investment operations:
     Net investment loss                                 (0.06)       (0.06)        (0.09)       (0.08)       (0.04)      (0.06)
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (3.54)       (4.81)        (2.32)        7.87         4.40       (3.29)
                                                     ---------    ---------     ---------     --------     --------     -------
     Total from investment operations                    (3.60)       (4.87)        (2.41)        7.79         4.36       (3.35)
                                                     ---------    ---------     ---------     --------     --------     -------
Less distributions:
     Distributions from capital gains                        -        (1.03)        (1.83)       (2.67)           -           -
                                                     ---------    ---------     ---------     --------     --------     -------
     Total distributions                                     -        (1.03)        (1.83)       (2.67)           -           -
                                                     ---------    ---------     ---------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD                       $   11.15    $   14.75     $   20.65     $  24.89       $19.77     $ 11.14
                                                     =========    =========     =========     ========     ========     =======
     TOTAL RETURN                                       (24.41%)     (23.77%)      (10.79%)      44.69%       28.29%     (23.12%)+
Net assets, end of period (000's)                    $ 456,752    $ 637,879     $ 873,214     $662,674     $395,109     $24,896
Ratio of expenses to average net assets                   1.02%        1.01%         1.00%        1.03%        1.04%       1.22%(A)
Ratio of net investment loss to average net assets       (0.43%)      (0.39%)       (0.37%)      (0.46%)      (0.27%)     (0.54%)(A)
Portfolio turnover rate                                     80%          69%          103%         193%         150%         80%(A)

                                                                             STRATEGIC OPPORTUNITIES TRUST
                                                     -------------------------------------------------------------------------------
                                                                                       SERIES I                          SERIES II
                                                     ----------------------------------------------------------------   ------------

                                                                              YEARS ENDED DECEMBER 31,                  1/28/2002*
                                                     ----------------------------------------------------------------       TO
                                                       2002@        2001@         2000@         1999         1998       12/31/2002@
                                                     ---------    ----------    ----------    ----------   ----------   ------------
Net asset value, beginning of period                 $   12.64    $    17.52    $    21.90    $    19.48   $    21.50   $ 11.99
Income from investment operations:
     Net investment income (loss)                        (0.03)        (0.02)         0.08          0.07         0.08         -
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (4.87)        (2.47)        (1.20)         4.75         2.13     (4.26)
                                                     ---------    ----------    ----------    ----------   ----------   -------
     Total from investment operations                    (4.90)        (2.49)        (1.12)        4.82          2.21     (4.26)
                                                     ---------    ----------    ----------    ----------   ----------   -------
Less distributions:
     Dividends from net investment income                    -         (0.08)        (0.07)        (0.09)       (0.07)        -
     Distributions from capital gains                        -         (2.31)        (3.19)        (2.31)       (4.16)        -
                                                     ---------    ----------    ----------    ----------   ----------   -------
     Total distributions                                     -         (2.39)        (3.26)        (2.40)       (4.23)        -
                                                     ---------    ----------    ----------    ----------   ----------   -------
NET ASSET VALUE, END OF PERIOD                       $    7.74    $    12.64    $    17.52    $    21.90   $    19.48   $  7.73
                                                     =========    ==========    ==========    ==========   ==========   =======
     TOTAL RETURN                                       (38.77%)      (15.25%)       (6.37%)       27.75%        9.41%   (35.53%)+
Net assets, end of period (000's)                    $ 513,567    $1,057,285    $1,425,677    $1,673,228   $1,556,169   $ 9,181
Ratio of expenses to average net assets                   0.92%         0.91%         0.90%         0.88%        0.80%     1.12%(A)
Ratio of net investment income (loss) to average
net assets                                               (0.28%)       (0.12%)        0.41%         0.34%        0.42%     0.02%(A)
Portfolio turnover rate                                    229%          260%          165%          129%          93%      229%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               FINANCIAL SERVICES TRUST
                                                     ------------------------------------------
                                                                SERIES I             SERIES II
                                                     ---------------------------    -----------

                                                       YEAR ENDED    4/30/2001*     1/28/2002*
                                                      DECEMBER 31,      TO              TO
                                                         2002@       12/31/2001@    12/31/2002@
                                                     -------------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   11.63       $  12.50       $ 11.48
Income from investment operations:
     Net investment income                                0.03           0.01          0.03
     Net realized and unrealized loss on
     investments and foreign currency transactions       (2.11)         (0.88)        (1.97)
                                                     ---------       --------       -------
     Total from investment operations                    (2.08)         (0.87)        (1.94)
                                                     ---------       --------       -------
Less distributions:
     Dividends from net investment income                    -#             -#            -#
                                                     ---------       --------       -------
     Total distributions                                     -              -             -
                                                     ---------       --------       -------

NET ASSET VALUE, END OF PERIOD                       $    9.55       $  11.63       $  9.54
                                                     =========       ========       =======
     TOTAL RETURN                                       (17.88%)        (6.93%)+     (16.90%) +
Net assets, end of period (000's)                    $  37,132       $ 24,840       $12,138
Ratio of expenses to average net assets                   1.07%          1.21%(A)      1.27%(A)
Ratio of net investment income to average net
 assets                                                   0.31%          0.08%(A)      0.37%(A)
Portfolio turnover rate                                     34%            53%(A)        34%(A)

                                                                                INTERNATIONAL STOCK TRUST
                                                     ------------------------------------------------------------------------------
                                                                              SERIES I                                   SERIES II
                                                     --------------------------------------------------------------     -----------

                                                                       YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                     --------------------------------------------------------------         TO
                                                        2002@        2001@        2000@         1999         1998       12/31/2002@
                                                     ---------    ---------     ---------     --------     --------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    9.59    $   12.81     $   15.43     $  12.98     $  11.47     $   9.92
Income from investment operations:
     Net investment income (loss)                         0.07         0.04          0.01         0.08         0.09        (0.01)
     Net realized and unrealized gain (loss) on
      investments and foreign currency transactions      (2.14)       (2.75)        (2.56)        3.76         1.62        (2.39)
                                                     ---------    ---------     ---------     --------     --------     --------
     Total from investment operations                    (2.07)       (2.71)        (2.55)        3.84         1.71        (2.40)
                                                     ---------    ---------     ---------     --------     --------     --------
Less distributions:
     Dividends from net investment income                (0.04)       (0.02)            -        (0.07)       (0.09)       (0.04)
     Distributions from capital gains                        -        (0.49)        (0.07)       (1.32)       (0.11)           -
                                                     ---------    ---------     ---------     --------     --------     --------
     Total Distributions                                 (0.04)       (0.51)        (0.07)       (1.39)       (0.20)       (0.04)
                                                     ---------    ---------     ---------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                       $    7.48    $    9.59     $   12.81     $  15.43     $  12.98     $   7.48
                                                     =========    =========     =========     ========     ========     ========
     TOTAL RETURN (B)                                   (21.69%)     (21.54%)      (16.57%)      29.71%       14.91%      (24.29%)+
Net assets, end of period (000's)                    $ 246,794    $ 265,353     $ 298,054     $231,729     $234,103     $ 32,674
Ratio of expenses to average net assets                   1.18%        1.22%         1.24%        1.25%        1.25%        1.38%(A)
Ratio of expenses to average net assets after
 expense reduction                                        1.17%        1.21%         1.23%        1.25%        1.25%        1.37%(A)
Ratio of net investment income (loss) to average
 net assets                                               0.77%        0.42%         0.10%        0.58%        0.82%       (0.20%)
Portfolio turnover rate                                     78%          31%           39%          39%          27%          78%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized


(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                     OVERSEAS TRUST
                                                     ----------------------------------------------------------------------------
                                                                                SERIES I                               SERIES II
                                                     -------------------------------------------------------------    -----------

                                                                       YEARS ENDED DECEMBER 31,                       1/28/2002*
                                                     -------------------------------------------------------------       TO
                                                       2002@        2001@          2000@       1999         1998      12/31/2002@
                                                     ---------    ---------     ---------    --------     --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    8.56    $   11.91     $   15.92    $  11.33     $  11.01    $   8.25
Income from investment operations:
     Net investment income (loss)                         0.03         0.07          0.05        0.08         0.06       (0.02)
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (1.86)       (2.47)        (2.84)       4.51         0.88       (1.50)
                                                     ---------    ---------     ---------    --------     --------    --------
     Total from investment operations                    (1.83)       (2.40)        (2.79)       4.59         0.94       (1.52)
                                                     ---------    ---------     ---------    --------     --------    --------
Less distributions:
     Dividends from net investment income                (0.04)       (0.03)        (0.13)          -        (0.26)      (0.04)
     Distributions from capital gains                        -        (0.92)        (1.09)          -        (0.36)          -
                                                     ---------    ---------     ---------    --------     --------    --------
     Total distributions                                 (0.04)       (0.95)        (1.22)          -        (0.62)      (0.04)
                                                     ---------    ---------     ---------    --------     --------    --------
NET ASSET VALUE, END OF PERIOD                       $    6.69    $    8.56     $   11.91    $  15.92     $  11.33    $   6.69
                                                     =========    =========     ==========   ========     ========    ========
     TOTAL RETURN                                       (21.44%)     (21.10%)      (18.72%)     40.51%        8.04%     (18.49%)+
Net assets, end of period (000's)                    $ 298,843    $ 428,911     $ 488,582    $404,223     $218,551    $ 27,680
Ratio of expenses to average net assets                   1.10%        1.10%         1.15%       1.21%        1.16%       1.30%(A)
Ratio of net investment income (loss) to average
 net assets                                               0.37%        0.76%         0.40%       0.73%        0.61%      (0.24%)(A)
Portfolio turnover rate                                     81%         100%          142%        147%         150%         81% (A)


                                                                                INTERNATIONAL SMALL CAP TRUST
                                                    -------------------------------------------------------------------------------
                                                                              SERIES I                                 SERIES II
                                                    -------------------------------------------------------------   ---------------

                                                                        YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                    -------------------------------------------------------------         TO
                                                      2002@        2001@        2000@         1999        1998        12/31/2002@
                                                    ---------    ---------    ---------    ----------   ---------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   11.30    $   16.40    $   28.16    $   15.28    $  13.70    $     11.35
Income from investment operations:
   Net investment income (loss)                         (0.04)           -#       (0.15)       (0.07)       0.07          (0.07)
   Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        (1.85)       (5.10)       (6.33)       13.00        1.56          (1.87)
                                                    ---------    ---------    ---------    ---------    --------    -----------
   Total from investment operations                     (1.89)       (5.10)       (6.48)       12.93        1.63          (1.94)
                                                    ---------    ---------    ---------    ---------    --------    -----------
Less distributions:
   Dividends from net investment income                     -            -            -        (0.05)      (0.05)             -
   Distributions from capital gains                         -            -        (5.28)           -           -              -
                                                    ---------    ---------    ---------    ---------    --------    -----------
   Total distributions                                      -            -        (5.28)       (0.05)      (0.05)             -
                                                    ---------    ---------    ---------    ---------    --------    -----------
NET ASSET VALUE, END OF PERIOD                      $    9.41    $   11.30    $   16.40    $   28.16    $  15.28    $      9.41
                                                    =========    =========    =========    =========    =========   ===========
   TOTAL RETURN                                        (16.73%)     (31.10%)     (29.16%)      84.92%      11.86%        (17.09%)+
Net assets, end of period (000's)                   $ 100,006    $ 146,451    $ 257,406    $ 239,961    $147,898    $     4,848
Ratio of expenses to average net assets                  1.57%        1.60%        1.54%        1.37%       1.25%          1.77%(A)
Ratio of net investment income (loss) to average
 net assets                                             (0.40%)      (0.01%)      (0.67%)      (0.41%)      0.44%         (0.73%)(A)
Portfolio turnover rate                                   501%         721%         529%         309%         45%           501%(A)


@    Net investment income has been calculated using the average shares method.

*    Commencement of operations


#    Amount is less than $.01 per share.


+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                           INTERNATIONAL VALUE TRUST
                                                     -------------------------------------------------------------------
                                                                             SERIES I                         SERIES II
                                                     -------------------------------------------------       -----------

                                                            YEARS ENDED DECEMBER 31,       05/01/1999*       1/28/2002*
                                                     ------------------------------------      TO                TO
                                                       2002@         2001@        2000@    12/31/1999        12/31/2002@
                                                     ---------    ---------     ---------  -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.54    $   12.06     $   12.98     $  12.50       $  10.31
Income from investment operations:
     Net investment income                                0.14         0.14          0.20         0.08           0.01
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (2.01)       (1.34)        (1.04)        0.40          (1.65)
                                                     ---------    ---------     ---------     --------       --------
     Total from investment operations                    (1.87)       (1.20)        (0.84)        0.48          (1.64)
                                                     ---------    ---------     ---------     --------       --------
Less Distributions
     Dividends from net investment income                (0.07)       (0.12)        (0.05)           -          (0.07)
     Distributions from capital gains                        -        (0.20)        (0.03)           -              -
                                                     ---------    ---------     ---------     --------       --------
     Total Distributions                                 (0.07)       (0.32)        (0.08)           -          (0.07)
                                                     ---------    ---------     ---------     --------       --------

NET ASSET VALUE, END OF PERIOD                       $    8.60    $   10.54     $   12.06     $  12.98       $   8.60
                                                     =========    =========     =========     ========       ========
     TOTAL RETURN                                       (17.84%)      (9.97%)       (6.46%)       3.84%+       (16.00%)+
Net assets, end of period (000's)                    $ 228,882    $ 208,230     $ 158,511     $100,970       $ 50,353
Ratio of expenses to average net assets                   1.12%        1.15%         1.18%        1.23%(A)       1.32%(A)
Ratio of net investment income to average
 net assets                                               1.45%        1.32%         1.63%        1.27%(A)       0.09%(A)
Portfolio turnover rate                                     26%          33%           41%           4%(A)         26%(A)

                                                                QUANTITATIVE MID CAP TRUST
                                                     --------------------------------------------
                                                        SERIES I                        SERIES II
                                                     ----------------------------      ----------

                                                       YEAR ENDED      4/30/2001*      1/28/2002*
                                                      DECEMBER 31,        TO               TO
                                                         2002@         12/31/2001@     12/31/2002@
                                                     -------------     ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.20         $  12.50        $ 10.03
Income from investment operations:
     Net investment loss                                 (0.01)               -#         (0.02)
     Net realized and unrealized loss on
     investments and foreign currency transactions       (2.30)           (2.30)         (2.13)
                                                     ---------         --------        -------
     Total from investment operations                    (2.31)           (2.30)         (2.15)
                                                     ---------         --------        -------

NET ASSET VALUE, END OF PERIOD                       $    7.89         $  10.20        $  7.88
                                                     =========         ========        =======
     TOTAL RETURN                                       (22.65%)          (18.4%)+      (21.44%)+
Net assets, end of period (000's)                    $  78,053         $ 99,546        $ 2,208
Ratio of expenses to average net assets                   0.90%            0.90%(A)       1.10%(A)
Ratio of net investment loss to average net assets       (0.07%)          (0.07%)(A)     (0.31%)(A)
Portfolio turnover rate                                    273%             320%(A)        273%



@   Net investment income has been calculated using the average shares method.

*   Commencement of operations.

#   Amount is less than $.01 per share.

+   Not annualized

(A) Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                  GLOBAL EQUITY TRUST
                                                     ------------------------------------------------------------------------
                                                                                SERIES I                           SERIES II
                                                     ---------------------------------------------------------    -----------

                                                                          YEARS ENDED DECEMBER 31,                1/28/2002*
                                                     ---------------------------------------------------------        TO
                                                        2002@       2001@        2000@      1999         1998     12/31/2002@
                                                     ---------    --------     --------   --------    --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   13.00    $  18.48     $  18.79   $  20.38    $  19.38    $ 12.72
Income from investment operations:
     Net investment income                                0.08        0.12         0.25       0.23        0.17       0.05
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (2.54)      (2.78)        1.78       0.38        2.27      (2.23)
                                                     ---------    --------     --------   --------    --------    -------
     Total from investment operations                    (2.46)      (2.66)        2.03       0.61        2.44      (2.18)
                                                     ---------    --------     --------   --------    --------    -------
Less distributions:
     Dividends from net investment income                (0.15)      (0.40)       (0.35)     (0.13)      (0.36)     (0.15)
     Distributions from capital gains                        -       (2.42)       (1.99)     (2.07)      (1.08)         -
                                                     ---------    --------     --------   --------    --------    -------
     Total distributions                                 (0.15)      (2.82)       (2.34)     (2.20)      (1.44)     (0.15)
                                                     ---------    --------     --------   --------    --------    -------
NET ASSET VALUE, END OF PERIOD                       $   10.39    $  13.00     $  18.48   $  18.79    $  20.38    $ 10.39
                                                     =========    ========     ========   ========    ========    =======
     TOTAL RETURN                                       (19.11%)    (16.09%)      12.19%      3.66%      12.24%    (17.33%)+
Net assets, end of period (000's)                    $ 347,619    $528,027     $725,419   $837,728    $928,564    $ 8,503
Ratio of expenses to average net assets                   1.04%       1.01%        1.02%      1.06%       1.01%      1.24%(A)
Ratio of net investment income to average
net assets                                                0.72%       0.81%        1.44%      1.14%       0.84%      0.55%(A)
Portfolio turnover rate                                     92%        156%          43%        43%         32%        92%(A)

                                                               STRATEGIC GROWTH TRUST
                                                     -----------------------------------------
                                                              SERIES I              SERIES II
                                                     --------------------------    -----------

                                                       YEAR ENDED   4/30/2001*     1/28/2002*
                                                      DECEMBER 31,      TO             TO
                                                         2002@      12/31/2001@    12/31/2002@
                                                     -------------  -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   11.02      $  12.50       $  10.58
Income from investment operations:
     Net investment loss                                 (0.02)        (0.01)         (0.02)
     Net realized and unrealized loss on
      investments and foreign currency transactions      (3.07)        (1.47)         (2.63)
                                                     ---------      --------       --------
     Total from investment operations                    (3.09)        (1.48)         (2.65)
                                                     ---------      --------       --------
NET ASSET VALUE, END OF PERIOD                       $    7.93      $  11.02       $   7.93
                                                     =========      ========       ========
     TOTAL RETURN                                       (28.04%)      (11.84%)+      (25.05%)+
Net assets, end of period (000's)                    $ 132,098      $ 91,393       $ 25,425
Ratio of expenses to average net assets                   1.01%         1.10%(A)       1.21%(A)
Ratio of net investment loss to average net assets       (0.22%)       (0.19%)(A)     (0.23%)(A)
Portfolio turnover rate                                     91%          107%(A)         91%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations


+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   CAPITAL APPRECIATION TRUST
                                                     ----------------------------------------------------
                                                                    SERIES I                   SERIES II
                                                     --------------------------------------   -----------

                                                      YEARS ENDED DECEMBER 31,   11/1/2000*   1/28/2002*
                                                     -------------------------       TO           TO
                                                       2002@        2001@       12/31/2000@   12/31/2002@
                                                     ---------    --------      -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    8.95    $  10.97      $ 12.50       $   8.73
Income from investment operations:
     Net investment loss                                 (0.01)      (0.02)           -#         (0.02)
     Net realized and unrealized loss on
      investments and foreign currency transactions      (2.73)      (2.00)       (1.53)         (2.51)
                                                     ---------    --------      -------       --------
     Total from investment operations                    (2.74)      (2.02)       (1.53)         (2.53)
                                                     ---------    --------      -------       --------
NET ASSET VALUE, END OF PERIOD                       $    6.21    $   8.95      $ 10.97       $   6.20
                                                     =========    ========      =======       ========
      TOTAL RETURN (B)                                  (30.61%)    (18.41%)     (12.24%)+      (28.98%)+
Net assets, end of period (000's)                    $ 100,415    $ 40,202      $ 5,280       $ 22,698
Ratio of expenses to average net assets                   1.05%       1.20%        1.60%(A)       1.25%(A)
Ratio of expenses to average net assets after
 expense reductions                                       1.05%       1.20%        1.40%(A)       1.25%(A)
Ratio of net investment loss to average net assets       (0.14%)     (0.22%)      (0.21%)(A)     (0.27%)(A)
Portfolio turnover rate                                     67%        102%         143% (A)        67%(A)



                                                                                ALL CAP CORE TRUST
                                                                             (FORMERLY, GROWTH TRUST)
                                                     ----------------------------------------------------------------------------
                                                                              SERIES I                                 SERIES II
                                                     ------------------------------------------------------------     -----------

                                                                       YEARS ENDED DECEMBER 31,                        1/28/2002*
                                                     ------------------------------------------------------------          TO
                                                        2002@        2001@        2000@        1999        1998        12/31/2002@
                                                     --------     --------      --------     --------    --------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   13.95    $  17.74      $  26.88     $  20.50    $  17.21      $ 13.64
Income from investment operations:
     Net investment income (loss)                        (0.02)      (0.06)        (0.06)       (0.04)       0.06        (0.02)
     Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (3.50)      (3.73)        (6.47)        7.46        4.00        (3.19)
                                                     ---------     -------      --------      -------     -------       ------
     Total from investment operations                    (3.52)      (3.79)        (6.53)        7.42        4.06        (3.21)
                                                     ---------     -------      --------      -------     -------       ------
Less distributions:
     Dividends from net investment income                    -           -             -        (0.05)      (0.07)           -
     Distribution from capital gains                         -           -         (2.61)       (0.99)      (0.70)           -
                                                     ---------    --------      --------     --------    --------      -------
     Total distributions                                     -           -         (2.61)       (1.04)      (0.77)           -
                                                     ---------    --------      --------     --------    --------      -------
NET ASSET VALUE, END OF PERIOD                       $   10.43    $  13.95      $  17.74     $  26.88    $  20.50      $ 10.43
                                                     =========    ========      ========     ========    =========     =======
     TOTAL RETURN                                       (25.23%)    (21.36%)      (27.29%)      37.20%      23.95%      (23.53%)+
Net assets, end of period (000's)                    $ 243,484    $494,523      $637,194     $642,948    $299,994      $ 4,296
Ratio of expenses to average net assets                   0.91%       0.91%         0.90%        0.90%       0.90%        1.11%(A)
Ratio of net investment income (loss) to average
net assets                                               (0.20%)     (0.41%)       (0.26%)      (0.18%)      0.42%       (0.19%)(A)
Portfolio turnover rate                                    153%        121%          147%         156%        136%         153%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations


#    Amount is less than $.01 per share.


+    Not Annualized

(A)  Annualized

(B) The total return for the period ended December 31, 2000 for Series I would have been lower had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      LARGE CAP GROWTH TRUST
                                         -----------------------------------------------------------------------------------
                                                                   SERIES I                                       SERIES II
                                         ------------------------------------------------------------------      -----------
                                                             YEARS ENDED DECEMBER 31,                            1/28/2002*
                                         ------------------------------------------------------------------           TO
                                             2002@         2001@         2000@         1999          1998        12/31/2002@
                                         ----------    ----------    ----------    ----------    ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD     $     9.89    $    12.58    $    17.23    $    15.26    $    14.36      $      9.79
Income from investment operations:
     Net investment income (loss)              0.02          0.03         (0.01)         0.06          0.24             0.02
     Net realized and unrealized
     gain (loss) on investments and
     foreign currency transactions            (2.27)        (2.25)        (2.03)         3.52          2.43            (2.18)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total from investment operations         (2.25)        (2.22)        (2.04)         3.58          2.67            (2.16)
                                         ----------    ----------    ----------    ----------    ----------      -----------
Less distributions:
     Dividends from net investment
     income                                   (0.03)            -         (0.04)        (0.23)        (0.29)           (0.03)
     Distributions from capital gains             -         (0.47)        (2.57)        (1.38)        (1.48)               -
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total distributions                      (0.03)        (0.47)        (2.61)        (1.61)        (1.77)           (0.03)
                                         ----------    ----------    ----------    ----------    ----------      -----------
NET ASSET VALUE, END OF PERIOD           $     7.61    $     9.89    $    12.58    $    17.23    $    15.26      $      7.60
                                         ==========    ==========    ===========   ==========    ==========      ===========
     TOTAL RETURN                            (22.83%)      (17.81%)      (14.24%)       25.28%        19.12%          (22.15%)+
Net assets, end of period (000's)        $  370,765    $  496,049    $  541,693    $  402,585    $  262,882      $    31,496
Ratio of expenses to average net assets        0.98%         0.95%         0.94%         0.94%         0.88%            1.18%(A)
Ratio of net investment income (loss)
to average net assets                          0.26%         0.30%        (0.01%)        0.45%         1.58%            0.27%(A)
Portfolio turnover rate                          92%          123%           92%          164%           64%              92%(A)

                                                                      QUANTITATIVE EQUITY TRUST
                                         --------------------------------------------------------------------------------------
                                                                     SERIES I                                       SERIES II
                                         -----------------------------------------------------------------        -------------
                                                              YEARS ENDED DECEMBER 31,                              1/28/2002*
                                         -----------------------------------------------------------------             TO
                                            2002@         2001@         2000@         1999         1998             12/31/2002@
                                         ---------     ---------     ---------     ---------     ---------        -------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  17.20      $  26.26      $  28.16      $  25.22      $  22.50        $     16.85
Income from investment operations:
     Net investment income                    0.07          0.04          0.08          0.10          0.20               0.07
     Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                   (4.84)        (5.76)         1.81          5.26          5.42              (4.50)
                                          --------      --------      --------      --------      --------        -----------
     Total from investment operations        (4.77)        (5.72)         1.89          5.36          5.62              (4.43)
                                          --------      --------      --------      --------      --------        -----------
Less distributions:
     Dividends from net investment
     income                                  (0.04)        (0.06)        (0.12)        (0.18)        (0.25)             (0.04)
     Distributions from capital gains            -         (3.28)        (3.67)        (2.24)        (2.65)                 -
                                          --------      --------      --------      --------      --------        -----------
     Total distributions                     (0.04)        (3.34)        (3.79)        (2.42)        (2.90)             (0.04)
                                          --------      --------      --------      --------      --------        -----------
NET ASSET VALUE, END OF PERIOD            $  12.39      $  17.20      $  26.26      $  28.16      $  25.22        $     12.38
                                          ========      ========      ========      ========      ========        ===========
  TOTAL RETURN                              (27.78%)      (22.95%)        6.30%        22.30%        26.35%            (26.34%)+
Net assets, end of period (000's)         $248,729      $448,002      $612,813      $431,909      $254,475        $     6,790
Ratio of expenses to average net assets       0.82%         0.76%         0.75%         0.76%         0.76%              1.02%(A)
Ratio of net investment income to
average net assets                            0.49%         0.21%         0.28%         0.57%         1.06%              0.57%(A)
Portfolio turnover rate                        152%          111%          120%          159%          225%               152%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                              BLUE CHIP GROWTH TRUST
                                         ------------------------------------------------------------------------------------
                                                                       SERIES I                                    SERIES II
                                         -------------------------------------------------------------------      -----------
                                                                  YEARS ENDED DECEMBER 31,                        1/28/2002*
                                         -------------------------------------------------------------------          TO
                                            2002@         2001@         2000@         1999          1998          12/31/2002@
                                         ----------    -----------   -----------   -----------   -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD     $    15.83    $    20.13    $    21.64    $    18.92    $    15.00      $     15.53
Income from investment operations:
     Net investment income (loss)              0.01             - #       (0.02)         0.01          0.05             0.00
     Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                    (3.85)        (2.97)        (0.50)         3.58          4.19            (3.55)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total from investment operations         (3.84)        (2.97)        (0.52)         3.59          4.24            (3.55)
                                         ----------    ----------    ----------    ----------    ----------      -----------
Less distributions:
     Dividends from net investment
     income                                       -             -         (0.01)        (0.05)        (0.08)               -
     Distributions from capital gains             -         (1.33)        (0.98)        (0.82)        (0.24)               -
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total distributions                          -         (1.33)        (0.99)        (0.87)        (0.32)               -
                                         ----------    ----------    ----------    ----------    ----------      -----------
NET ASSET VALUE, END OF PERIOD           $    11.99    $    15.83    $    20.13    $    21.64    $    18.92      $     11.98
                                         ==========    ==========    ==========    ==========    ==========      ===========
     TOTAL RETURN (B)                        (24.26%)      (14.61%)       (2.76%)       19.43%        28.49%          (22.86%)+
Net assets, end of period (000's)        $1,092,775    $1,633,194    $1,999,039    $1,734,233    $1,141,162      $    61,375
Ratio of expenses to average net assets        0.93%         0.93%         0.92%         0.94%         0.97%            1.13%(A)
Ratio of expenses to average net assets
after expense reductions                       0.91%         0.92%         0.91%         0.94%         0.97%            1.11%(A)
Ratio of net investment income (loss)
to average net assets                          0.05%         0.00%        (0.07%)        0.06%         0.37%           (0.01%)(A)
Portfolio turnover rate                          39%           48%           48%           42%           42%              39%(A)


                                                                             U.S. LARGE CAP TRUST
                                                                     (formerly U.S. LARGE CAP VALUE TRUST)
                                                   -------------------------------------------------------------------------
                                                                          SERIES I                               SERIES II
                                                   ---------------------------------------------------------   -------------
                                                           YEARS ENDED DECEMBER 31,             05/01/1999*       1/28/2002*
                                                   ----------------------------------------         TO               TO
                                                      2002@          2001@         2000@        12/31/1999       12/31/2002@
                                                   -----------    -----------   -----------   --------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   12.61      $   13.09     $   12.84      $   12.50        $  12.35
Income from investment operations:
  Net investment income                                   0.05           0.04          0.07           0.04            0.03
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions          (3.22)         (0.38)         0.29           0.30           (2.94)
                                                     ---------      ---------     ---------      ---------        --------
  Total from investment operations                       (3.17)         (0.34)         0.36           0.34           (2.91)
                                                     ---------      ---------     ---------      ---------        --------
Less distributions:
  Dividends from net investment income                   (0.03)         (0.05)        (0.03)             -           (0.03)
  Distributions from capital gains                           -          (0.09)        (0.08)             -               -
                                                     ---------      ---------     ---------      ---------        --------
  Total distributions                                    (0.03)         (0.14)        (0.11)             -           (0.03)
                                                     ---------      ---------     ---------      ---------        --------
NET ASSET VALUE, END OF PERIOD                       $    9.41      $   12.61     $   13.09      $   12.84        $   9.41
                                                     =========      =========     =========      =========        ========
  TOTAL RETURN                                          (25.18%)        (2.54%)        2.78%+         2.72% +       (23.61%)+
Net assets, end of period (000's)                    $ 382,248      $ 518,621     $ 435,395      $ 210,725        $ 59,287
Ratio of expenses to average net assets                   0.94%          0.93%         0.93%          0.94% (A)       1.14%(A)
Ratio of net investment income to average net
assets                                                    0.43%          0.32%         0.53%          0.64% (A)       0.35%(A)
Portfolio turnover rate                                     42%            38%           31%            30% (A)         42%(A)


@    Net investment income has been calculated using the average shares method.

*    Commencement of operations


#    Amount is less than $.01 per share.


+    Not Annualized

(A)  Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                    CAPITAL OPPORTUNITIES TRUST
                                                        --------------------------------------------------
                                                                   SERIES I                    SERIES II
                                                        -------------------------------        -----------
                                                         YEAR ENDED          4/31/2001*         1/28/2002*
                                                        DECEMBER 31,            TO                  TO
                                                           2002@            12/31/2001@         12/31/2002@
                                                        ------------        -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.70          $  12.50           $  10.27
Income from investment operations:
     Net investment loss                                          - #           (0.02)                 - #
     Net realized and unrealized loss on
     investments and foreign currency
     transactions                                             (2.91)            (1.78)             (2.49)
                                                         ----------          --------           --------
     Total from investment operations                         (2.91)            (1.80)             (2.49)
                                                         ----------          --------           --------
NET ASSET VALUE, END OF PERIOD                           $     7.79          $  10.70           $   7.78
                                                         ==========          ========           ========
     TOTAL RETURN (B)                                        (27.20%)           (14.4%)+          (24.25%)+
Net assets, end of period (000's)                        $   34,153          $ 33,428           $  5,904
Ratio of expenses to average net assets                        1.14%             1.46% (A)          1.34%(A)
Ratio of expenses to average net assets after
expense reductions                                             1.14%             1.40% (A)          1.34%(A)
Ratio of net investment income (loss) to average
net assets                                                     0.04%            (0.27%)(A)          0.04%(A)
Portfolio turnover rate                                         109%               86% (A)           109%(A)

                                                                         UTILITIES TRUST
                                                      ------------------------------------------------------
                                                                    SERIES I                    SERIES II
                                                      -----------------------------------    ---------------
                                                         YEAR ENDED         4/30/2001*          1/28/2002*
                                                        DECEMBER 31,            TO                  TO
                                                           2002@            12/31/2001@         12/31/2002@
                                                      ----------------    ---------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     9.29          $  12.50           $   8.77
Income from investment operations:
     Net investment income                                     0.15              0.07               0.12
     Net realized and unrealized loss on
     investments and foreign currency transactions            (2.33)            (3.23)             (1.79)
                                                         ----------          --------           --------
     Total from investment operations                         (2.18)            (3.16)             (1.67)
                                                         ----------          --------           --------
Less distributions:
     Dividends from net investment income                         - #           (0.05)                 - #
                                                         ----------          --------           --------
     Total distributions                                          -             (0.05)                 -
                                                         ----------          --------           --------
NET ASSET VALUE, END OF PERIOD                           $     7.11          $   9.29           $   7.10
                                                         ==========          ========           ========
     TOTAL RETURN (C)                                        (23.46%)           (25.3%)+           (19.04%)+
Net assets, end of period (000's)                        $   20,607          $ 18,260           $  6,540
Ratio of expenses to average net assets                        1.28%             1.51%(A)           1.48%(A)
Ratio of expenses to average net assets after
expense reductions                                             1.28%             1.40%(A)           1.48%(A)
Ratio of net investment income to average net
assets                                                         1.99%             1.07%(A)           1.83%(A)
Portfolio turnover rate                                          89%               81%(A)             89%(A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations

#      Amount is less than $.01 per share.

+      Not Annualized

(A)    Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

(C) The total return for the period ended December 31, 2001 for Series I would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         REAL ESTATE SECURITIES TRUST
                                         ---------------------------------------------------------------------------------------
                                                                       SERIES I                                    SERIES II
                                         ------------------------------------------------------------------    -----------------
                                                                  YEARS ENDED DECEMBER 31,                         1/28/2002*
                                         ------------------------------------------------------------------           TO
                                            2002@         2001@         2000@         1999          1998          12/31/2002@
                                         ----------    ----------    ----------    ----------    ----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    15.52    $    15.57    $    12.89    $    14.76    $    20.07      $     15.44
Income from investment operations:
     Net investment income                     0.83          0.75          0.67          0.78          0.78             0.85
     Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                    (0.38)        (0.30)         2.53         (1.94)        (3.72)           (0.33)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total from investment operations          0.45          0.45          3.20         (1.16)        (2.94)            0.52
                                         ----------    ----------    ----------    ----------    ----------      -----------
Less distributions:
     Dividends from net investment
     income                                   (0.53)        (0.50)        (0.52)        (0.71)        (0.53)           (0.53)
     Distributions from capital gains             -             -             -             -         (1.84)               -
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total distributions                      (0.53)        (0.50)        (0.52)       ( 0.71)        (2.37)           (0.53)
                                         ----------    ----------    ----------    ----------    ----------      -----------
NET ASSET VALUE, END OF PERIOD           $    15.44    $    15.52    $    15.57    $    12.89    $    14.76      $     15.43
                                         ==========    ==========    ==========    ==========    ==========      ===========
     TOTAL RETURN                              2.58%         3.15%        25.71%        (8.00%)      (16.44%)           3.05%+
Net assets, end of period (000's)        $  303,070    $  220,919    $  257,641    $  196,756    $  161,832      $    48,749
Ratio of expenses to average net assets        0.84%         0.83%         0.76%         0.77%         0.76%            1.04%(A)
Ratio of net investment income to
average net assets                             5.28%         4.96%         4.89%         5.88%         5.57%            6.03%(A)
Portfolio turnover rate                          74%          116%          147%          201%          122%              74%(A)

                                                                            SMALL COMPANY VALUE TRUST
                                         ---------------------------------------------------------------------------------------
                                                                       SERIES I                                    SERIES II
                                         ------------------------------------------------------------------    -----------------
                                                                  YEARS ENDED DECEMBER 31,                         1/28/2002*
                                         ------------------------------------------------------------------           TO
                                            2002@         2001@         2000@         1999          1998          12/31/2002@
                                         ----------    ----------    ----------    ----------    ----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    13.80    $    12.98    $    12.27    $    11.37    $    11.94      $     13.83
Income from investment operations:
     Net investment income                     0.08          0.09          0.04          0.02          0.01             0.13
     Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                    (0.88)         0.76          0.69          0.89         (0.57)           (0.97)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total from investment operations         (0.80)         0.85          0.73          0.91         (0.56)           (0.84)
                                         ----------    ----------    ----------    ----------    ----------      -----------
Less distributions:
     Dividends from net investment
     income                                   (0.04)        (0.03)        (0.02)        (0.01)        (0.01)           (0.04)
     Distributions from capital gains         (0.06)            -             -             -             -            (0.06)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total distributions                      (0.10)        (0.03)        (0.02)        (0.01)        (0.01)           (0.10)
                                         ----------    ----------    ----------    ----------    ----------      -----------
NET ASSET VALUE, END OF PERIOD           $    12.90    $    13.80    $    12.98    $    12.27    $    11.37      $     12.89
                                         ==========    ==========    ==========    ==========    ==========      ===========
     TOTAL RETURN (B)                         (5.93%)        6.54%         5.93%         8.00%        (4.72%)           (6.2%)+
Net assets, end of period (000's)        $  305,338    $  213,046    $  115,982    $   89,167    $  162,335      $    50,843
Ratio of expenses to average net assets        1.12%         1.16%         1.24%         1.22%         1.23%            1.32%(A)
Ratio of expenses to average net assets
after expense reductions                       1.11%         1.15%         1.24%         1.22%         1.23%            1.31%(A)
Ratio of net investment income to
average net assets                             0.61%         0.72%         0.35%         0.15%         0.16%            1.12%(A)
Portfolio turnover rate                          19%          119%          178%          142%          131%              19%(A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations

+      Not Annualized

(A)    Annualized

(B) The total return for the years ended 2002 and 2001 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        MID CAP VALUE TRUST
                                                      ------------------------------------------------------
                                                                   SERIES I                     SERIES II
                                                      -----------------------------------    ---------------
                                                        YEAR ENDED           4/30/2001*          1/28/2002*
                                                       DECEMBER 31,             TO                  TO
                                                           2002@            12/31/2001@         12/31/2002@
                                                      ----------------    ---------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    13.06          $  12.50           $  12.63
Income from investment operations:
     Net investment income                                     0.11              0.06               0.09
     Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                             (1.43)             0.53              (0.98)
                                                         ----------          --------           --------
  Total from investment operations                            (1.32)             0.59              (0.89)
                                                         ----------          --------           --------
Less distributions:
     Dividends from net investment income                         -             (0.03)                 -
                                                         ----------          --------           --------
     Total distributions                                          -             (0.03)                 -
                                                         ----------          --------           --------
NET ASSET VALUE, END OF PERIOD                           $    11.74          $  13.06           $  11.74
                                                         ==========          ========           ========
  TOTAL RETURN                                               (10.11%)            4.72%+            (7.05%)+
Net assets, end of period (000's)                        $  269,345          $ 80,737           $ 71,096
Ratio of expenses to average net assets                        1.02%             1.15%(A)           1.22%(A)
Ratio of net investment income to average net
assets                                                         0.92%             0.75%(A)           0.83%(A)
Portfolio turnover rate                                          24%               23%(A)             24%(A)

                                                                                   VALUE TRUST
                                         --------------------------------------------------------------------------------------
                                                                       SERIES I                                    SERIES II
                                         ------------------------------------------------------------------    ----------------
                                                                  YEARS ENDED DECEMBER 31,                         1/28/2002*
                                         ------------------------------------------------------------------           TO
                                            2002@         2001@         2000@         1999          1998          12/31/2002@
                                         ----------    ----------    ----------    ----------    ----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    16.47    $    16.48    $    13.23    $    14.06    $    14.81      $     16.26
Income from investment operations:
     Net investment income                     0.14          0.15          0.14          0.20          0.18             0.12
     Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                    (3.82)         0.40          3.11         (0.59)        (0.45)           (3.60)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total from investment operations         (3.68)         0.55          3.25         (0.39)        (0.27)           (3.48)
                                         ----------    ----------    ----------    ----------    ----------      -----------
Less distributions:
     Dividends from net investment
     income                                   (0.12)        (0.11)            -         (0.20)        (0.18)           (0.12)
     Distributions from capital gains         (0.18)        (0.45)            -         (0.24)        (0.30)           (0.18)
                                         ----------    ----------    ----------    ----------    ----------      -----------
     Total distributions                      (0.30)        (0.56)            -         (0.44)        (0.48)           (0.30)
                                         ----------    ----------    ----------    ----------    ----------      -----------
NET ASSET VALUE, END OF PERIOD           $    12.49    $    16.47    $    16.48    $    13.23    $    14.06      $     12.48
                                         ==========    ==========    ==========    ==========    ==========      ===========
     TOTAL RETURN                            (22.80%)        3.42%        24.57%        (2.79%)       (1.72%)         (21.87%) +
Net assets, end of period (000's)        $  238,370    $  360,027    $  189,245    $  146,279    $  255,554      $    11,473
Ratio of expenses to average net assets        0.86%         0.86%         0.86%         0.87%         0.85%            1.06% (A)
Ratio of net investment income to
average net assets                             0.94%         0.92%         1.05%         1.12%         1.50%            1.02% (A)
Portfolio turnover rate                          52%           27%           65%           54%           45%              52% (A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations

+      Not Annualized

(A)    Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        ALL CAP VALUE TRUST
                                                        --------------------------------------------------
                                                                   SERIES I                     SERIES II
                                                        -------------------------------        -----------
                                                         YEAR ENDED         4/30/2001*         1/28/2002*
                                                        DECEMBER 31,            TO                 TO
                                                           2002@            12/31/2001@        12/31/2002@
                                                        ------------        -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    12.61          $  12.50           $  12.56
Income from investment operations:
     Net investment income                                     0.02                 - #             0.00
     Net realized and unrealized
     gain (loss) on investments and
     foreign currency transactions                            (3.53)             0.11              (3.47)
                                                         ----------          --------           --------
     Total from investment operations                         (3.51)             0.11              (3.47)
                                                         ----------          --------           --------
Less distributions:
     Dividends from net investment income                         - #              - #                 - #
                                                         ----------          --------           --------
NET ASSET VALUE, END OF PERIOD                           $     9.10          $  12.61           $   9.09
                                                         ==========          ========           ========
     TOTAL RETURN                                            (27.83%)            0.90%+           (27.63%)+
Net assets, end of period (000's)                        $   32,237          $ 20,877           $  7,204
Ratio of expenses to average net assets                        1.15%             1.42%(A)           1.35%(A)
Ratio of net investment income to average net assets           0.15%             0.05%(A)           0.04%(A)
Portfolio turnover rate                                          31%              194%(A)             31%(A)


                                                                            EQUITY INDEX TRUST
                                                   ------------------------------------------------------------------
                                                                                SERIES I
                                                   ------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------
                                                      2002@          2001@         2000@         1999          1998
                                                   ----------     ----------    ----------    ----------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  14.00       $  16.40      $  18.13      $  15.43      $ 12.48
Income from investment operations:
  Net investment income                                  0.15           0.14          0.16          0.17         0.18
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions         (3.24)         (2.14)        (1.84)         3.00         3.36
                                                     --------       --------      --------      --------      -------
  Total from investment operations                      (3.09)         (2.00)        (1.68)         3.17         3.54
                                                     --------       --------      --------      --------      -------
Less distributions:
  Dividends from net investment income                  (0.14)         (0.16)            -         (0.17)       (0.18)
  Distributions from capital gains                          -          (0.24)        (0.05)        (0.30)       (0.41)
                                                     --------       --------      --------      --------      -------
  Total distributions                                   (0.14)         (0.40)        (0.05)        (0.47)       (0.59)
                                                     --------       --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                       $  10.77       $  14.00      $  16.40      $  18.13      $ 15.43
                                                     ========       ========      ========      ========      =======
  TOTAL RETURN (B)                                     (22.30%)       (12.26%)       (9.29%)       20.58%       28.56%
Net assets, end of period (000's)                    $ 73,082       $103,007      $114,154      $114,775      $63,292
Ratio of expenses to average net assets                  0.41%          0.41%         0.40%         0.41%        0.55%
Ratio of expenses to average net assets after
expense reductions                                       0.40%          0.40%         0.40%         0.40%        0.40%
Ratio of net investment income to average net
assets                                                   1.21%          0.97%         0.91%         1.17%        1.70%
Portfolio turnover rate                                     4%             4%            8%           10%           3%

@ Net investment income has been calculated using the average shares method.

*       Commencement of operations

#       Amount is less than $.01 per share.

+       Not Annualized

(A)     Annualized

(B) The total return for the years ended 2002, 2001, 2000, 1999 and 1998 for Series I would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             FUNDAMENTAL VALUE TRUST
                                               ------------------------------------------------
                                                         SERIES I                   SERIES II
                                               --------------------------------   -------------
                                                  YEAR ENDED        4/30/2001*      1/28/2002*
                                                 DECEMBER 31,           TO              TO
                                                     2002@         12/31/2001@     12/31/2002@
                                               ----------------   -------------   -------------
Net asset value, beginning of period               $   11.73        $  12.50         $  11.48
Income from investment operations:
  Net investment income                                 0.07            0.03             0.07
  Net realized and unrealized loss on
  investments and foreign currency
  transactions                                         (1.97)          (0.80)           (1.72)
                                                   ---------        --------         --------
  Total from investment operations                     (1.90)          (0.77)           (1.65)
                                                   ---------        --------         --------
Less distributions:
   Dividends from net investment income                (0.01)              -            (0.01)
                                                   ---------        --------         --------
   Total distributions                                 (0.01)              -            (0.01)
                                                   ---------        --------         --------
NET ASSET VALUE, END OF PERIOD                     $    9.82        $  11.73         $   9.82
                                                   =========        ========         ========
  TOTAL RETURN                                        (16.20%)         (6.16%)+        (14.46%)+
Net assets, end of period (000's)                  $ 269,250        $111,590          $ 65,174
Ratio of expenses to average net assets                 0.98%           1.07%(A)         1.18%(A)
Ratio of net investment income to average net
assets                                                  0.71%           0.45%(A)         0.75%(A)
Portfolio turnover rate                                   19%             16%(A)           19%(A)

                                                                              GROWTH & INCOME TRUST
                                         ---------------------------------------------------------------------------------------
                                                                       SERIES I                                    SERIES II
                                         -------------------------------------------------------------------   -----------------
                                                                  YEARS ENDED DECEMBER 31,                         1/28/2002*
                                         -------------------------------------------------------------------          TO
                                            2002@         2001@         2000@         1999          1998          12/31/2002@
                                         -----------   -----------   -----------   -----------   -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    23.91    $    28.54    $    32.67    $    28.43    $    23.89       $    23.43
Income from investment operations:
  Net investment income                        0.16          0.12          0.10          0.17          0.19             0.12
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                       (5.80)        (3.32)        (2.21)         5.12          5.98            (5.29)
                                         ----------    ----------    ----------    ----------    ----------       ----------
  Total from investment operations            (5.64)        (3.20)        (2.11)         5.29          6.17            (5.17)
                                         ----------    ----------    ----------    ----------    ----------       ----------
Less distributions:
  Dividends from net investment income        (0.12)        (0.11)        (0.18)        (0.19)        (0.22)           (0.12)
  Distributions from capital gains            (0.75)        (1.32)        (1.84)        (0.86)        (1.41)           (0.75)
                                         ----------    ----------    ----------    ----------    ----------       ----------
  Total distributions                         (0.87)        (1.43)        (2.02)        (1.05)        (1.63)           (0.87)
                                         ----------    ----------    ----------    ----------    ----------       ----------
NET ASSET VALUE, END OF PERIOD           $    17.40    $    23.91    $    28.54    $    32.67    $    28.43       $    17.39
                                         ==========    ==========    ==========    ==========    ==========       ==========
  TOTAL RETURN                               (24.33%)      (11.28%)       (7.12%)       18.87%        26.52%          (22.83%)+
Net assets, end of period (000's)        $1,436,309    $2,387,718    $2,914,338    $3,187,220    $2,290,118       $   39,491
Ratio of expenses to average net assets        0.75%         0.80%         0.79%         0.80%         0.79%            0.95%(A)
Ratio of net investment income to
average net assets                             0.79%         0.48%         0.33%         0.63%         0.85%            0.77%(A)
Portfolio turnover rate                          40%           24%           32%           19%           16%              40%(A)

@ Net investment income has been calculated using the average shares method.

*       Commencement of operations

+       Not Annualized

(A)     Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                  EQUITY-INCOME TRUST
                                         ---------------------------------------------------------------------------------------
                                                                       SERIES I                                    SERIES II
                                         -------------------------------------------------------------------   -----------------
                                                                  YEARS ENDED DECEMBER 31,                         1/28/2002*
                                         -------------------------------------------------------------------          TO
                                            2002@         2001@         2000@         1999          1998          12/31/2002@
                                         -----------   -----------   -----------   -----------   -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    15.13     $   16.83    $     17.05   $    17.78    $    17.24       $ 15.05
Income from investment operations:
  Net investment income                        0.22          0.22           0.30         0.35          0.34          0.21
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                       (2.13)        (0.06)          1.63         0.25          1.26         (2.05)
                                         ----------    ----------    -----------   ----------    ----------       -------
  Total from investment operations            (1.91)         0.16           1.93         0.60          1.60         (1.84)
                                         ----------    ----------    -----------   ----------    ----------       -------
Less distributions:
  Dividends from net investment income        (0.19)        (0.29)         (0.34)       (0.37)        (0.33)        (0.19)
  Distributions from capital gains            (0.41)        (1.57)         (1.81)       (0.96)        (0.73)        (0.41)
                                         ----------    ----------    -----------   ----------    ----------       -------
  Total distributions                         (0.60)        (1.86)         (2.15)       (1.33)        (1.06)        (0.60)
                                         ----------    ----------    -----------   ----------    ----------       -------
NET ASSET VALUE, END OF PERIOD           $    12.62    $    15.13    $     16.83   $    17.05        $17.78       $ 12.61
                                         ==========    ==========    ===========   ==========    ==========       =======
  TOTAL RETURN (B)                           (13.28%)        1.29%         12.99%        3.40%         9.21%       (12.89%)+
Net assets, end of period (000's)        $1,015,246    $1,147,075    $   965,675   $1,011,260    $1,088,342       $87,245
Ratio of expenses to average net assets        0.93%         0.93%          0.92%        0.91%         0.85%         1.13%(A)
Ratio of expenses to average net assets
after expense reductions                       0.91%         0.91%          0.91%        0.91%         0.85%         1.11%(A)
Ratio of net investment income to
average net assets                             1.58%         1.45%          1.94%        1.83%         2.13%         1.83%(A)
Portfolio turnover rate                          18%           19%            34%          30%           21%           18%(A)

                                                                           INCOME & VALUE TRUST
                                                    -------------------------------------------------------------------------------
                                                                                SERIES I                                SERIES II
                                                    -----------------------------------------------------------------  ------------
                                                                         YEARS ENDED DECEMBER 31,                       1/28/2002*
                                                    -----------------------------------------------------------------       TO
                                                       2002@        2001@          2000@       1999       1998          12/31/2002@
                                                    ----------    ---------     ---------    --------   --------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.13    $   10.56      $  12.91    $  13.36   $  12.95       $  10.01
Income from investment operations:
    Net investment income                                 0.17         0.19          0.27        0.32       0.40           0.12
    Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                                (1.76)       (0.11)         0.33        0.77       1.51          (1.60)
                                                     ---------    ---------      --------    --------   --------       --------
    Total from investment operations                     (1.59)        0.08          0.60        1.09       1.91          (1.48)
                                                     ---------    ---------      --------    --------   --------       --------
Less distributions:
    Dividends from net investment income                 (0.18)       (0.28)        (0.33)      (0.40)     (0.46)         (0.18)
    Distributions from capital gains                         -        (0.23)        (2.62)      (1.14)     (1.04)             -
                                                     ---------    ---------      --------    --------   --------       --------
    Total distributions                                  (0.18)       (0.51)        (2.95)      (1.54)     (1.50)         (0.18)
                                                     ---------    ---------      --------    --------   --------       --------
NET ASSET VALUE, END OF PERIOD                       $    8.36    $   10.13      $  10.56    $  12.91   $  13.36       $   8.35
                                                     =========    =========      ========    ========   ========       ========

    TOTAL RETURN                                        (15.93%)       0.98%         4.94%       8.52%     15.27%        (15.02%)+
Net assets, end of period (000's)                    $ 448,524    $ 561,623      $546,311    $639,824   $618,011       $ 22,839
Ratio of expenses to average net assets                   0.88%        0.87%         0.86%       0.86%      0.84%          1.08%(A)
Ratio of net investment income to average net assets      1.90%        1.90%         2.46%       2.39%      2.89%          1.55%(A)
Portfolio turnover rate                                     61%          70%           51%        165%        85%            61%(A)

@ Net investment income has been calculated using the average shares method.

*       Commencement of operations

+       Not Annualized

(A)     Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)


                                                                             BALANCED TRUST
                                                     -----------------------------------------------------------------------------
                                                                                 SERIES I                               SERIES II
                                                     ---------------------------------------------------------------  ------------
                                                                          YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                     ---------------------------------------------------------------        TO
                                                        2002@        2001@          2000@       1999@      1998         12/31/2002@
                                                     ----------    ---------     ---------    --------   --------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   13.58     $   15.46     $  17.82    $  19.40    $  19.33     $  13.46
Income from investment operations:
    Net investment income                                  0.26          0.30         0.30        0.55        0.41         0.19
    Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                                 (2.17)        (1.87)       (1.87)      (0.85)       2.23        (1.99)
                                                      ---------     ---------     --------    --------    --------     --------
    Total from investment operations                      (1.91)        (1.57)       (1.57)      (0.30)       2.64        (1.80)
                                                      ---------     ---------     --------    --------    --------     --------
Less distributions:
    Dividends from net investment income                  (0.31)        (0.31)       (0.62)      (0.37)      (0.48)       (0.31)
    Distributions from capital gains                          -             -        (0.17)      (0.91)      (2.09)           -
                                                      ---------     ---------     --------    --------    --------     --------
    Total distributions                                   (0.31)        (0.31)       (0.79)      (1.28)      (2.57)       (0.31)
                                                      ---------     ---------     --------    --------    --------     --------
NET ASSET VALUE, END OF PERIOD                        $   11.36     $   13.58     $  15.46    $  17.82    $  19.40     $  11.35
                                                      =========     =========     ========    ========    ========     ========
    TOTAL RETURN                                         (14.36%)      (10.19%)      (9.33%)     (1.65%)     14.25%      (13.67%)+
Net assets, end of period (000's)                     $ 136,628     $ 174,739     $201,965    $258,158    $254,454     $  6,303
Ratio of expenses to average net assets                    0.81%         0.85%        0.86%       0.87%       0.87%        1.01%(A)
Ratio of net investment income to average net assets       2.12%         2.09%        1.76%       2.98%       2.71%        1.84%(A)
Portfolio turnover rate                                     153%          236%         132%        215%        199%         153%(A)

                                                                          TACTICAL ALLOCATION TRUST
                                                   ----------------------------------------------------------------
                                                                    SERIES I                           SERIES II
                                                   ---------------------------------------------    ---------------
                                                    YEARS ENDED DECEMBER 31,        5/1/2000*         1/28/2002*
                                                   --------------------------           TO                TO
                                                      2002@          2001@          12/31/2000@       12/31/2002@
                                                   -----------    -----------    ---------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.04       $  11.67        $    12.50         $     9.91
Income from investment operations:
  Net investment income                                  0.04           0.01              0.15               0.04
  Net realized and unrealized loss on
  investments and foreign currency transactions         (2.37)         (1.57)            (0.55)             (2.25)
                                                     --------       --------        ----------         ----------
  Total from investment operations                      (2.33)         (1.56)            (0.40)             (2.21)
                                                     --------       --------        ----------         ----------
Less distributions:
  Dividends from net investment income                      - #        (0.01)            (0.15)                 - #
  Distributions from capital gains                          -          (0.06)            (0.28)                 -
                                                     --------       --------        ----------         ----------
  Total distributions                                       -          (0.07)            (0.43)                 -
                                                     --------       --------        ----------         ----------
NET ASSET VALUE, END OF PERIOD                       $   7.71       $  10.04        $    11.67         $     7.70
                                                     ========       ========        ==========         ==========
   TOTAL RETURN                                        (23.21%)       (13.38%)           (3.20%)+          (22.30%)+
Net assets, end of period (000's)                    $ 57,408       $ 73,714        $   43,263         $    5,364
Ratio of expenses to average net assets                  1.18%          1.30%             1.33%(A)           1.38%(A)
Ratio of net investment income to average net
assets                                                   0.44%          0.11%             1.74%(A)           0.51%(A)
Portfolio turnover rate                                    18%            25%              133%(A)             18%(A)

@   Net investment income has been calculated using the average shares method.

*   Commencement of operations

#   Amount is less than $.01 per share.

+   Not Annualized

(A) Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               HIGH YIELD TRUST
                                           -------------------------------------------------------------------------------------
                                                                       SERIES I                                     SERIES II
                                           --------------------------------------------------------------------  ---------------
                                                               YEARS ENDED DECEMBER 31,                            1/28/2002*
                                           --------------------------------------------------------------------        TO
                                               2002@          2001@          2000@         1999          1998      12/31/2002@
                                           -----------    -----------    -----------    ----------   -----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      9.88    $     11.65    $     12.83    $    12.92   $    13.56    $        9.95
Income from investment operations:
    Net investment income                         0.75           1.06           1.26          1.14          0.91            0.47
    Net realized and unrealized loss on
    investments and foreign currency
    transactions                                 (1.37)         (1.64)         (2.40)        (0.12)        (0.53)          (1.17)
                                           -----------    -----------    -----------    ----------   -----------    ------------
    Total from investment operations             (0.62)         (0.58)         (1.14)         1.02          0.38           (0.70)
                                           -----------    -----------    -----------    ----------   -----------    ------------
Less distributions:
    Dividends from net investment income         (0.76)         (1.19)         (0.04)        (1.11)        (0.89)          (0.76)
    Distributions from capital gains                 -              -              -             -         (0.13)              -
                                           -----------    -----------    -----------    ----------   -----------    ------------
    Total distributions                          (0.76)         (1.19)         (0.04)        (1.11)        (1.02)          (0.76)
                                           -----------    -----------    -----------    ----------   -----------    ------------
NET ASSET VALUE, END OF PERIOD             $      8.50    $      9.88    $     11.65    $    12.83   $     12.92   $        8.49
                                           ===========    ===========    ===========    ==========   ===========    ============
    TOTAL RETURN                                 (6.65%)        (5.48%)        (8.97%)        8.00%         2.78%          (7.42%)+
Net assets, end of period (000's)          $   336,640    $   323,309    $   238,207    $  241,054   $   192,354   $      50,127
Ratio of expenses to average net assets           0.84%          0.84%          0.84%         0.84%         0.84%           1.04%(A)
Ratio of net investment income to average
net assets                                        8.55%         10.10%         10.15%         8.59%         8.34%           6.18%(A)
Portfolio turnover rate                             53%            64%            57%           62%           94%             53%(A)

                                                                         STRATEGIC BOND TRUST
                                           --------------------------------------------------------------------------------------
                                                                      SERIES I                                     SERIES II
                                           ------------------------------------------------------------------   -----------------
                                                               YEARS ENDED DECEMBER 31,                            1/28/2002*
                                           ------------------------------------------------------------------         TO
                                              2002@         2001@         2000@         1999         1998         12/31/2002@
                                           -----------   -----------   -----------   ----------   -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD       $     10.74   $     10.92   $     11.14   $    11.72   $     12.38   $     10.88
Income from investment operations:
    Net investment income                         0.71          0.73          0.87         1.00          0.76          0.60
    Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                         0.21         (0.07)        (0.11)       (0.75)        (0.59)         0.17
                                           -----------   -----------   -----------   ----------   -----------   -----------
    Total from investment operations              0.92          0.66          0.76         0.25          0.17          0.77
                                           -----------   -----------   -----------   ----------   -----------   -----------
Less distributions:
    Dividends from net investment income         (0.77)        (0.84)        (0.98)       (0.83)        (0.71)        (0.77)
    Distributions from capital gains                 -             -             -            -         (0.12)            -
                                           -----------   -----------   -----------   ----------   -----------   -----------
    Total distributions                          (0.77)        (0.84)        (0.98)       (0.83)        (0.83)        (0.77)
                                           -----------   -----------   -----------   ----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD             $     10.89   $     10.74   $     10.92   $    11.14   $     11.72   $     10.88
                                           ===========   ===========   ===========   ==========   ===========   ===========
    TOTAL RETURN                                  8.96%         6.24%         7.28%        2.22%         1.31%         7.46%+
Net assets, end of period (000's)          $   406,972   $   302,499   $   333,293   $  368,380   $   443,414   $    42,538
Ratio of expenses to average net assets           0.86%         0.86%         0.87%        0.87%         0.85%         1.06%(A)
Ratio of net investment income to average
net assets                                        6.78%         6.85%         8.15%        8.15%         7.59%         6.18%(A)
Portfolio turnover rate                             86%           85%          175%         107%          209%           86%(A)

@   Net investment income has been calculated using the average shares method.

*   Commencement of operations

+   Not Annualized

(A) Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                 GLOBAL BOND TRUST
                                            ----------------------------------------------------------------------------------------
                                                                          SERIES I                                     SERIES II
                                            ----------------------------------------------------------------------  ----------------
                                                                  YEARS ENDED DECEMBER 31,                            1/28/2002*
                                            ----------------------------------------------------------------------         TO
                                                2002@         2001@         2000@         1999           1998         12/31/2002@
                                            --------------  ------------  ------------  ------------  ------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD        $       11.48   $     11.42   $     11.60   $    13.73    $     14.07   $      11.36
Income from investment operations:
    Net investment income                            0.40          0.38          0.51         0.67           0.81           0.37
    Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                            1.91         (0.32)        (0.33)       (1.55)          0.20           2.04
                                            -------------   -----------   -----------   ----------    -----------   ------------
    Total from investment operations                 2.31          0.06          0.18        (0.88)          1.01           2.41
                                            -------------   -----------   -----------   ----------    -----------   ------------
Less distributions:
    Dividends from net investment income                -             -         (0.36)       (1.25)         (0.95)             -
    Distributions from capital gains                    -             -             -            -          (0.40)             -
                                            -------------   -----------   -----------   ----------    -----------   ------------
    Total distributions                                 -             -         (0.36)       (1.25)         (1.35)             -
                                            -------------   -----------   -----------   ----------    -----------   ------------
NET ASSET VALUE, END OF PERIOD              $       13.79   $     11.48   $ 11.42       $    11.60    $     13.73   $      13.77
                                            =============   ===========   ===========   ==========    ===========   ============
  TOTAL RETURN                                      20.12%         0.53%         1.68%       (6.67%)         7.61%         21.21%+
Net assets, end of period (000's)           $     181,728   $    96,534   $   116,370   $  145,992    $   196,990   $     21,820
Ratio of expenses to average net assets              0.92%         1.02%         1.00%        0.98%          0.94%          1.12%(A)
Ratio of net investment income to average
net assets                                           3.20%         3.29%         4.61%        4.38%          5.46%          3.07%(A)
Portfolio turnover rate                               439%          527%          644%         471%           140%           439%(A)


                                                                                    DIVERSIFIED BOND TRUST
                                                           -------------------------------------------------------------------------
                                                                                     SERIES I                          SERIES II
                                                           ------------------------------------------------------    ---------------
                                                                              YEARS ENDED DECEMBER 31,                 1/28/2002*
                                                           ------------------------------------------------------          TO
                                                              2002@      2001@      2000@      1999       1998        12/31/2002@
                                                           ----------  ---------  ---------  ---------  ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   10.59   $  10.47   $  10.82   $  11.83   $  11.78     $     10.62
Income from investment operations:
   Net investment income                                        0.53       0.57       0.66       0.56       0.51            0.44
   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                            0.24       0.14       0.34      (0.46)      0.69            0.29
                                                           ---------   --------   --------   --------   --------     -----------
   Total from investment operations                             0.77       0.71       1.00       0.10       1.20            0.73
                                                           ---------   --------   --------   --------   --------     -----------
Less distributions:
   Dividends from net investment income                        (0.47)     (0.59)     (0.58)     (0.49)     (0.55)          (0.47)
   Distributions from capital gains                                -          -      (0.77)     (0.62)     (0.60)              -
                                                           ---------   --------   --------   --------   --------     -----------
   Total distributions                                         (0.47)     (0.59)     (1.35)     (1.11)     (1.15)          (0.47)
                                                           ---------   --------   --------   --------   --------     -----------
NET ASSET VALUE, END OF PERIOD                             $   10.89   $  10.59   $  10.47   $  10.82   $  11.83     $     10.88
                                                           =========   ========   ========   ========   ========     ===========
   TOTAL RETURN                                                 7.61%      7.09%     10.32%      0.72%     10.68%           7.21%+
Net assets, end of period (000's)                          $ 329,804   $286,742   $212,462   $218,868   $196,800     $    25,249
Ratio of expenses to average net assets                         0.82%      0.82%      0.81%      0.84%      0.89%           1.02%(A)
Ratio of net investment income to average net assets            5.03%      5.40%      6.50%      5.18%      4.03%           4.52%(A)
Portfolio turnover rate                                           83%       140%        76%       173%       125%             83%(A)

@   Net investment income has been calculated using the average shares method.

*   Commencement of operations

+   Not Annualized

(A) Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                      INVESTMENT QUALITY BOND TRUST
                                                           -------------------------------------------------------------------------
                                                                                     SERIES I                           SERIES II
                                                           ----------------------------------------------------------  -------------
                                                                              YEARS ENDED DECEMBER 31,                 1/28/2002*
                                                           ----------------------------------------------------------      TO
                                                             2002@      2001@        2000@      1999         1998      12/31/2002@
                                                           ---------  ----------  ---------   ---------    ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  11.85   $   11.74   $   11.60   $   12.46    $   12.13   $   11.94
Income from investment operations:
   Net investment income                                       0.67        0.74        0.79        0.81         0.62        0.56
   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                           0.45        0.09        0.24       (1.02)        0.40        0.46
                                                           --------   ---------   ---------   ---------    ---------   ---------
   Total from investment operations                            1.12        0.83        1.03       (0.21)        1.02        1.02
                                                           --------   ---------   ---------   ---------    ---------   ---------
Less distributions:
   Dividends from net investment income                       (0.64)      (0.72)      (0.89)      (0.65)       (0.69)      (0.64)
                                                           --------   ---------   ---------   ---------    ---------   ---------
   Total distributions                                        (0.64)      (0.72)      (0.89)      (0.65)       (0.69)      (0.64)
                                                           --------   ---------   ---------   ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                             $  12.33   $   11.85   $   11.74   $   11.60    $   12.46   $   12.32
                                                           ========   =========   =========   =========    =========   =========
   TOTAL RETURN                                                9.94%       7.33%       9.40%      (1.79%)       8.73%       9.02%+
Net assets, end of period (000's)                          $469,334   $ 407,652   $ 282,725   $ 288,594    $ 312,111   $  38,021
Ratio of expenses to average net assets                        0.74%       0.74%       0.73%       0.77%        0.72%       0.94%(A)
Ratio of net investment income to average net assets           5.71%       6.28%       6.95%       6.79%        6.89%       5.07%(A)
Portfolio turnover rate                                          46%         50%         35%         36%          41%         46%(A)

                                                                          TOTAL RETURN TRUST
                                                 -----------------------------------------------------------------------------
                                                                        SERIES I                                 SERIES II
                                                 -----------------------------------------------------------   ---------------
                                                         YEARS ENDED DECEMBER 31,            05/01/1999*          1/28/2002*
                                                 --------------  --------------------------       TO                  TO
                                                     2002@           2001@        2000@      12/31/1999           12/31/2002@
                                                 --------------  ------------  ------------  ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       13.88   $     13.33   $     12.37   $     12.50       $     14.00
Income from investment operations:
    Net investment income                                 0.49          0.61          0.79          0.35              0.36
    Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                                 0.78          0.51          0.48         (0.48)             0.78
                                                 -------------   -----------   -----------   -----------       -----------
    Total from investment operations                      1.27          1.12          1.27         (0.13)             1.14
                                                 -------------   -----------   -----------   -----------       -----------
Less distributions:
    Dividends from net investment income                 (0.42)        (0.57)        (0.31)            -             (0.42)
    Distributions from capital gains                     (0.30)            -             -             -             (0.30)
    Total distributions                                  (0.72)        (0.57)        (0.31)            -             (0.72)
                                                 -------------   -----------   -----------   -----------       -----------
NET ASSET VALUE, END OF PERIOD                   $       14.43   $     13.88   $     13.33   $     12.37       $     14.42
                                                 =============   ===========   ===========   ===========       ===========
    TOTAL RETURN                                          9.52%         8.28%        10.49%        (1.04%)+           8.51%+
Net assets, end of period (000's)                $   1,072,629   $   736,472   $   387,647   $   240,016       $   218,354
Ratio of expenses to average net assets                   0.81%         0.83%         0.84%         0.84%(A)          1.01%(A)
Ratio of net investment income to average
net assets                                                3.53%         4.52%         6.23%         5.72%(A)          2.78%(A)
Portfolio turnover rate                                    381%          439%          551%           95%(A)           381%(A)


@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               U.S. GOVERNMENT SECURITIES TRUST
                                                           ------------------------------------------------------------------------
                                                                                    SERIES I                            SERIES II
                                                           ---------------------------------------------------------  -------------
                                                                             YEARS ENDED DECEMBER 31,                  1/28/2002*
                                                           ---------------------------------------------------------       TO
                                                             2002@      2001@      2000@        1999         1998      12/31/2002@
                                                           ---------  ---------  ----------  -----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  13.72   $  13.57   $   13.24   $   13.82    $   13.50   $   13.77
Income from investment operations:
   Net investment income                                       0.54       0.69        0.85        0.74         0.79        0.39
   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                           0.52       0.23        0.50       (0.77)        0.18        0.61
                                                           --------   --------   ---------   ---------    ---------   ---------
   Total from investment operations                            1.06       0.92        1.35       (0.03)        0.97        1.00
                                                           --------   --------   ---------   ---------    ---------   ---------
Less distributions:
   Dividends from net investment income                       (0.56)     (0.77)      (1.02)      (0.55)       (0.65)      (0.56)
                                                           --------   --------   ---------   ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                             $  14.22   $  13.72   $   13.57   $   13.24    $   13.82   $   14.21
                                                           ========   ========   =========   =========    =========   =========
   TOTAL RETURN                                                7.99%      7.03%      10.87%      (0.23%)       7.49%       7.53%+
Net assets, end of period (000's)                          $707,709   $558,392   $ 333,163   $ 363,269    $ 363,615   $ 128,200
Ratio of expenses to average net assets                        0.74%      0.71%       0.72%       0.72%        0.72%       0.94%(A)
Ratio of net investment income to average net assets           3.88%      5.10%       6.56%       6.03%        5.92%       3.04%(A)
Portfolio turnover rate                                          19%        41%         58%         40%         287%         19%(A)

                                                                                  MONEY MARKET TRUST
                                                      ------------------------------------------------------------------------------
                                                                                 SERIES I                                 SERIES II
                                                      ---------------------------------------------------------------  -------------
                                                                          YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                      ---------------------------------------------------------------       TO
                                                         2002@        2001@       2000@         1999          1998      12/31/2002@
                                                      -----------  -----------  ----------   -----------   ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.00   $    10.00   $   10.00    $    10.00    $   10.00   $   10.00
Income from investment operations:
     Net investment income                                  0.12         0.34        0.57          0.45         0.50        0.08
Less distributions:
     Dividends from net investment income                  (0.12)       (0.34)      (0.57)        (0.45)       (0.50)      (0.08)
                                                      ----------   ----------   ---------    ----------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                        $    10.00   $    10.00   $   10.00    $    10.00    $   10.00   $   10.00
                                                      ==========   ==========   =========    ==========    =========   =========
     TOTAL RETURN                                           1.18%        3.59%       5.88%         4.60%        5.03%       0.89% +
Net assets, end of period (000's)                     $1,415,874   $1,484,694   $ 950,155    $1,084,859    $ 609,837   $ 201,613
Ratio of expenses to average net assets                     0.55%        0.55%       0.54%         0.55%        0.55%       0.75%(A)
Ratio of net investment income to average net assets        1.17%        3.38%       5.71%         4.54%        4.94%       0.91%(A)

@    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        SMALL CAP INDEX TRUST
                                                   -------------------------------------------------------------------
                                                               SERIES I                                  SERIES II
                                                   -------------------------------------------------   ---------------
                                                    YEARS ENDED DECEMBER 31,            5/1/2000*         1/28/2002*
                                                   ----------------------------            TO                 TO
                                                        2002@          2001@           12/31/2000@        12/31/2002@
                                                   ---------------  -----------      ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD               $       11.28    $    11.29       $     12.50       $     11.07
Income from investment operations:
  Net investment income                                     0.10          0.20              0.46              0.07
  Net realized and unrealized loss on
  investments and foreign currency transactions            (2.52)        (0.03)            (1.26)            (2.28)
                                                   -------------    ----------       -----------       -----------
  Total from investment operations                         (2.42)         0.17             (0.80)            (2.21)
                                                   -------------    ----------       -----------       -----------
Less distributions:
   Dividends from net investment income                    (0.08)        (0.18)            (0.41)            (0.08)
                                                   -------------    ----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD                     $        8.78    $    11.28       $     11.29       $      8.78
                                                   =============    ==========       ===========       ===========
   TOTAL RETURN (B)                                       (21.47%)        1.50%            (6.38%)+         (19.95%)+
Net assets, end of period (000's)                  $      59,161    $   50,280       $     34,825      $     9,714
Ratio of expenses to average net assets                     0.59%         0.60%             0.65%(A)          0.79%(A)
Ratio of expenses to average net assets after
expense reductions                                          0.59%         0.60%             0.60%(A)          0.79%(A)
Ratio of net investment income to average net
assets                                                      1.05%         1.87%             5.63%(A)          0.87%(A)
Portfolio turnover rate                                       57%           32%                1%(A)            57%(A)

                                                                 INTERNATIONAL INDEX TRUST
                                                   -------------------------------------------------------------------
                                                               SERIES I                                  SERIES II
                                                   -------------------------------------------------   ---------------
                                                       YEARS ENDED DECEMBER 31,          5/1/2000*       1/28/2002*
                                                   -----------------------------             TO               TO
                                                        2002@           2001@           12/31/2000@      12/31/2002@
                                                   --------------   ------------     ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        8.52    $    11.11       $     12.50       $      8.15
Income from investment operations:
  Net investment income                                     0.12          0.12              0.09              0.05
  Net realized and unrealized loss on
  investments and foreign currency transactions            (1.58)        (2.61)            (1.32)            (1.14)
                                                   -------------    ----------       -----------       -----------
  Total from investment operations                         (1.46)        (2.49)            (1.23)            (1.09)
                                                   -------------    ----------       -----------       -----------
Less distributions:
  Dividends from net investment income                     (0.10)        (0.10)            (0.16)            (0.10)
                                                   -------------    ----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD                     $        6.96    $     8.52       $     11.11       $      6.96
                                                   =============    ==========       ===========       ===========
   TOTAL RETURN (C)                                       (17.15%)      (22.41%)           (9.84%)+         (13.35%)+
Net assets, end of period (000's)                  $      50,675    $   49,673       $    49,180       $     5,338
Ratio of expenses to average net assets                     0.62%         0.62%             0.65%(A)          0.82%(A)
Ratio of expenses to average net assets after
expense reductions                                          0.60%         0.60%             0.60%(A)          0.80%(A)
Ratio of net investment income to average net
assets                                                      1.57%         1.25%             1.17%(A)          0.81%(A)
Portfolio turnover rate                                        7%           12%                8%(A)             7%(A)

@   Net investment income has been calculated using the average shares method.

*   Commencement of operations

#   Amount is less than $.01 per share.

+   Not Annualized

(A) Annualized

(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced.

(C) The total return for the years ended 2002 and 2001 and the period ended December 31, 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         MID CAP INDEX TRUST
                                                   ------------------------------------------------------------------
                                                               SERIES I                                  SERIES II
                                                   ------------------------------------------------   ---------------
                                                     YEARS ENDED DECEMBER 31,          5/1/2000*         1/28/2002*
                                                   -----------------------------          TO                TO
                                                        2002@           2001@         12/31/2000@       12/31/2002@
                                                   ---------------  ------------    ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD               $       12.82    $    13.11      $     12.50       $     12.80
Income from investment operations:
  Net investment income                                     0.07          0.11             0.10              0.05
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (2.01)        (0.32)            0.77             (1.98)
                                                   -------------    ----------      -----------       -----------
  Total from investment operations                         (1.94)        (0.21)            0.87             (1.93)
                                                   -------------    ----------      -----------       -----------
Less distributions:
   Dividends from net investment income                    (0.06)        (0.08)           (0.08)            (0.06)
   Distributions from capital gains                            -             -            (0.18)                -
                                                   -------------    ----------      -----------       -----------
   Total distributions                                     (0.06)        (0.08)           (0.26)            (0.06)
                                                   -------------    ----------      -----------       -----------
NET ASSET VALUE, END OF PERIOD                     $       10.82    $    12.82      $     13.11       $     10.81
                                                   =============    ==========      ===========       ===========
   TOTAL RETURN (B)                                       (15.16%)       (1.73%)           7.15%+          (15.07%)+
Net assets, end of period (000's)                  $      87,282    $   58,197      $    32,007       $    12,810
Ratio of expenses to average net assets                     0.58%         0.60%            0.69%(A)          0.78%(A)
Ratio of expenses to average net assets after
expense reductions                                          0.58%         0.60%            0.60%(A)          0.78%(A)
Ratio of net investment income to average net
assets                                                      0.58%         0.85%            1.17%(A)          0.46%(A)
Portfolio turnover rate                                       20%           19%              49%(A)            20%(A)

                                                                   TOTAL STOCK MARKET INDEX TRUST
                                                   ------------------------------------------------------------------
                                                               SERIES I                                  SERIES II
                                                   ------------------------------------------------   ---------------
                                                     YEARS ENDED DECEMBER 31,          5/1/2000*         1/28/2002*
                                                   -----------------------------           TO                 TO
                                                        2002@          2001@          12/31/2000@       12/31/2002@
                                                   --------------   ------------    ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        9.79    $    11.14      $     12.50       $       9.67
Income from investment operations:
  Net investment income                                     0.08          0.09             0.08              0.07
  Net realized and unrealized loss on
  investments and foreign currency transactions            (2.16)        (1.36)           (1.33)            (2.04)
                                                   -------------    ----------      -----------       -----------
  Total from investment operations                         (2.08)        (1.27)           (1.25)            (1.97)
                                                   -------------    ----------      -----------       -----------
Less distributions:
   Dividends from net investment income                    (0.08)        (0.08)           (0.06)            (0.08)
   Distributions from capital gains                            -             -            (0.05)                -
                                                   -------------    ----------      -----------       -----------
   Total distributions                                     (0.08)        (0.08)           (0.11)            (0.08)
                                                   -------------    ----------      -----------       -----------
NET ASSET VALUE, END OF PERIOD                     $        7.63    $     9.79      $     11.14       $      7.62
                                                   =============    ==========      ===========       ===========
   TOTAL RETURN (B)                                       (21.29%)      (11.41%)         (10.04%)+         (20.36%)+
Net assets, end of period (000's)                  $      59,970    $   73,657      $    56,390       $     6,163
Ratio of expenses to average net assets                     0.59%         0.59%            0.62%(A)          0.79%(A)
Ratio of expenses to average net assets after
expense reductions                                          0.59%         0.59%            0.60%(A)          0.79%(A)
Ratio of net investment income to average net
assets                                                      0.96%         0.93%            0.93%(A)          0.98%(A)
Portfolio turnover rate                                        4%            5%              16%(A)             4%(A)

@   Net investment income has been calculated using the average shares method.

*   Commencement of operations

+   Not Annualized

(A) Annualized

(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 500 INDEX TRUST
                                                             -----------------------------------------------------------
                                                                             SERIES I                       SERIES II
                                                             ------------------------------------------  ---------------
                                                              YEARS ENDED DECEMBER 31,      5/1/2000*       1/28/2002*
                                                             --------------------------       TO               TO
                                                                 2002@         2001@       12/31/2000@     12/31/2002@
                                                             ------------   -----------  --------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     9.81     $   11.28    $    12.50      $      9.68
Income from investment operations:
  Net investment income                                            0.09          0.09          0.09             0.08
  Net realized and unrealized loss on investments and
  foreign currency transactions                                   (2.30)        (1.48)        (1.29)           (2.17)
                                                             ----------     ---------    ----------      -----------
  Total from investment operations                                (2.21)        (1.39)        (1.20)           (2.09)
                                                             ----------     ---------    ----------      -----------
Less distributions:
  Dividends from net investment income                                -#        (0.08)        (0.02)               -#
                                                             ----------     ---------    ----------      -----------
  Total distributions                                                 -         (0.08)        (0.02)               -
                                                             ----------     ---------    ----------      -----------
NET ASSET VALUE, END OF PERIOD                               $     7.60     $     9.81   $    11.28      $      7.59
                                                             ==========     =========    ==========      ===========
   TOTAL RETURN                                                  (22.53%)      (12.37%)       (9.57%)+        (21.59%)+
Net assets, end of period (000's)                            $  678,414     $  772,559   $  680,264      $    38,267
Ratio of expenses to average net assets                            0.57%         0.57%         0.55%(A)         0.77%(A)
Ratio of net investment income to average net assets               1.05%         0.84%         1.08%(A)         1.12%(A)
Portfolio turnover rate                                               6%            1%            6%(A)            6%(A)

                                                                                  LIFESTYLE AGGRESSIVE 1000 TRUST
                                                      ------------------------------------------------------------------------------
                                                                           SERIES I                                 SERIES II
                                                      ------------------------------------------------------------------------------
                                                                     YEARS ENDED DECEMBER 31,                           1/28/2002*
                                                      -------------------------------------------------------------        TO
                                                         2002         2001         2000         1999        1998       12/31/2002
                                                      -----------  -----------  -----------  ----------  ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   10.34    $   13.09    $   14.54    $   13.39   $   13.47    $   10.09
Income from investment operations:
  Net investment income                                    0.04         0.04         0.05         0.08        0.07         0.04
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (2.16)       (1.84)       (0.78)        1.77        0.62        (1.91)
                                                      ---------    ---------    ---------    ---------   ---------    ---------
  Total from investment operations                        (2.12)       (1.80)       (0.73)        1.85        0.69        (1.87)
                                                      ---------    ---------    ---------    ---------   ---------    ---------
Less distributions:
  Dividends from net investment income                    (0.04)       (0.04)       (0.05)       (0.08)      (0.07)       (0.04)
  Distributions from capital gains                            -        (0.53)       (0.67)       (0.62)      (0.70)           -
  Return of capital                                       (0.04)       (0.38)           -            -           -        (0.04)
                                                      ---------    ---------    ---------    ---------   ---------    ---------
  Total distributions                                     (0.08)       (0.95)       (0.72)       (0.70)      (0.77)       (0.08)
                                                      ---------    ---------    ---------    ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD                        $    8.14    $   10.34    $   13.09    $   14.54   $   13.39    $    8.14
                                                      =========    =========    =========    =========   =========    =========
  TOTAL RETURN (B)                                       (20.71%)     (13.67%)      (5.11%)      14.61%       4.86%      (18.74%) +
Net assets, end of period (000's)                     $ 185,893    $ 187,473    $ 148,693    $  93,073   $  80,525    $  27,099
Ratio of expenses to average net assets                    0.10%        0.10%       0.075%        0.03%       0.02%        0.10%(A)
Ratio of expenses to average net assets after
expense reductions                                        0.075%       0.075%        0.05%        0.03%       0.02%       0.075%(A)
Ratio of net investment income (loss) to average net
assets                                                     0.33%        0.29%        0.33%        0.64%       0.48%       (0.05%)(A)
Portfolio turnover rate                                      90%          82%         104%         136%         59%          90%(A)

@     Net investment income has been calculated using the average shares method.

*     Commencement of operations

#     Amount is less than $.01 per share.

+     Not Annualized

(A)   Annualized

(B) The total return for the years ended 2002, 2001, 2000, 1999 and 1998 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                             LIFESTYLE GROWTH 820 TRUST
                                                  ----------------------------------------------------------------------------------
                                                                            SERIES I                                    SERIES II
                                                  ----------------------------------------------------------------   ---------------
                                                                     YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                  ----------------------------------------------------------------         TO
                                                     2002         2001          2000         1999          1998       12/31/2002
                                                  -----------  -----------   -----------  ----------    ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   11.25    $   13.59     $   15.18    $   13.78     $   13.77    $    11.06
Income from investment operations:
  Net investment income                                0.14         0.18          0.13         0.23          0.24          0.14
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions       (1.89)       (1.43)        (0.57)        1.94          0.63         (1.70)
                                                  ---------    ---------     ---------    ---------     ---------     ---------
  Total from investment operations                    (1.75)       (1.25)        (0.44)        2.17          0.87         (1.56)
                                                  ---------    ---------     ---------    ---------     ---------     ---------
Less distributions:
  Dividends from net investment income                (0.14)       (0.18)        (0.13)       (0.23)        (0.24)        (0.14)
  Distributions from capital gains                    (0.02)       (0.59)        (1.02)       (0.54)        (0.62)        (0.02)
  Return of capital                                   (0.06)       (0.32)            -            -             -         (0.06)
                                                  ---------    ---------     ---------    ---------     ---------     ---------
  Total distributions                                 (0.22)       (1.09)        (1.15)       (0.77)        (0.86)        (0.22)
                                                  ---------    ---------     ---------    ---------     ---------     ---------
 NET ASSET VALUE, END OF PERIOD                   $    9.28    $   11.25     $   13.59    $   15.18     $   13.78    $     9.28
                                                  =========    =========     =========    =========     =========     =========
  TOTAL RETURN (B)                                   (15.84%)      (8.97%)       (3.05%)      16.56%         6.20%        (14.4%)+
Net assets, end of period (000's)                 $ 765,561    $ 726,548     $ 545,106    $ 414,257     $ 380,309    $  120,949
Ratio of expenses to average net assets                0.09%        0.09%         0.06%        0.04%         0.02%         0.09%(A)
Ratio of expenses to average net assets after
expense reductions                                    0.075%       0.075%         0.05%        0.04%         0.02%        0.075%(A)
Ratio of net investment income (loss) to
average net assets                                     1.24%        1.33%         0.94%        1.73%         1.74%        (0.01%)(A)
Portfolio turnover rate                                 117%          84%          102%         127%           49%          117%(A)

                                                                              LIFESTYLE BALANCED 640 TRUST
                                                  ---------------------------------------------------------------------------------
                                                                                 SERIES I                              SERIES II
                                                  ---------------------------------------------------------------    --------------
                                                                         YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                  ---------------------------------------------------------------        TO
                                                     2002        2001           2000         1999          1998        12/31/2002
                                                  -----------  ----------    ---------    ---------    ----------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   11.82    $  13.53      $  14.24     $  13.49      $  13.56     $   11.72
Income from investment operations:
  Net investment income                                0.29        0.35          0.26         0.39          0.31          0.29
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions       (1.43)      (1.02)         0.06         1.20          0.47         (1.33)
                                                  ---------    --------      --------     --------      --------     ---------
  Total from investment operations                    (1.14)      (0.67)         0.32         1.59          0.78         (1.04)
                                                  ---------    --------      --------     --------      --------     ---------
Less distributions:
  Dividends from net investment income                (0.29)      (0.35)        (0.26)       (0.39)        (0.31)        (0.29)
  Distributions from capital gains                    (0.04)      (0.69)        (0.77)       (0.45)        (0.54)        (0.04)
   Return on capital                                  (0.05)          -             -            -             -         (0.05)
                                                  ---------    --------      --------     --------      --------     ---------
  Total distributions                                 (0.38)      (1.04)        (1.03)       (0.84)        (0.85)        (0.38)
                                                  ---------    --------      --------     --------      --------     ---------
NET ASSET VALUE, END OF PERIOD                    $   10.30    $  11.82      $  13.53     $  14.24      $  13.49     $   10.30
                                                  =========    ========      ========     ========      ========     =========
  TOTAL RETURN (B)                                    (9.95%)     (4.71%)        2.45%       12.42%         5.72%        (9.18%)+
Net assets, end of period (000's)                 $ 859,857    $745,215      $545,718     $416,706      $377,531     $ 164,273
Ratio of expenses to average net assets                0.09%       0.09%         0.06%        0.03%         0.02%         0.09%(A)
Ratio of expenses to average net assets after
expense reductions                                    0.075%      0.075%         0.05%        0.03%         0.02%        0.075%(A)
Ratio of net investment income to average net
assets                                                 2.48%       2.47%         1.87%        2.93%         2.21%         0.07%(A)
Portfolio turnover rate                                 114%         71%           85%         126%           52%          114%(A)

*      Commencement of operations

+      Not Annualized

(A)    Annualized

(B) The total return for the years ended 2002, 2001, 2000, 1999 and 1998 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                              LIFESTYLE MODERATE 460 TRUST
                                                   --------------------------------------------------------------------------------
                                                                                 SERIES I                              SERIES II
                                                   ---------------------------------------------------------------   --------------
                                                                         YEARS ENDED DECEMBER 31,                     1/28/2002*
                                                   ---------------------------------------------------------------        TO
                                                      2002         2001         2000         1999          1998       12/31/2002
                                                   -----------  -----------  ----------   ----------    ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   12.11    $   13.01    $   14.13    $   13.91     $   13.35    $    12.07
Income from investment operations:
   Net investment income                                0.40         0.45         0.58         0.41          0.45          0.40
   Net realized and unrealized gain (loss) on
   investments and foreign currency transactions       (0.88)       (0.61)       (0.07)        0.65          0.84         (0.84)
                                                   ---------    ---------    ---------    ---------     ---------    ----------
   Total from investment operations                    (0.48)       (0.16)        0.51         1.06          1.29         (0.44)
                                                   ---------    ---------    ---------    ---------     ---------    ----------
Less distributions:
   Dividends from net investment income                (0.40)       (0.45)       (0.58)       (0.41)        (0.45)        (0.40)
   Distributions from capital gains                        -        (0.10)       (1.05)       (0.43)        (0.28)            -
   Return of capital                                   (0.01)       (0.19)           -            -             -         (0.01)
                                                   ---------    ---------    ---------    ---------     ---------    ----------
   Total distributions                                 (0.41)       (0.74)       (1.63)       (0.84)        (0.73)        (0.41)
                                                   ---------    ---------    ---------    ---------     ---------    ----------
NET ASSET VALUE, END OF PERIOD                     $   11.22    $   12.11    $   13.01    $   14.13     $   13.91    $    11.22
                                                   =========    =========    =========    =========     =========    ==========
   TOTAL RETURN (B)                                    (4.07%)      (1.09%)       4.26%        7.89%         9.76%        (3.77%)
Net assets, end of period (000's)                  $ 325,608    $ 245,499    $ 182,038    $ 167,500     $ 138,128    $   74,241
Ratio of expenses to average net assets                 0.09%        0.10%       0.075%        0.04%         0.05%         0.09%(A)
Ratio of expenses to average net assets after
expense reductions                                     0.075%       0.075%        0.05%        0.04%         0.05%        0.075%(A)
Ratio of net investment income to average net
assets                                                  3.17%        3.23%        4.37%        2.92%         3.03%         0.19%(A)
Portfolio turnover rate                                  113%          84%          86%         109%           45%          113%(A)

                                                                            LIFESTYLE CONSERVATIVE 280 TRUST
                                                   ---------------------------------------------------------------------------------
                                                                                 SERIES I                               SERIES II
                                                   ---------------------------------------------------------------   ---------------
                                                                         YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                   ---------------------------------------------------------------          TO
                                                      2002         2001         2000         1999          1998        12/31/2002
                                                   ----------   ----------   ----------   ----------    ----------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   12.94    $   13.17    $   13.15    $   13.53     $   13.01     $    12.93
Income from investment operations:
  Net investment income                                 0.39         0.55         0.51         0.60          0.50           0.39
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        (0.16)       (0.14)        0.41        (0.05)         0.79          (0.15)
                                                   ---------    ---------    ---------    ---------     ---------     ----------
  Total from investment operations                      0.23         0.41         0.92         0.55          1.29           0.24
                                                   ---------    ---------    ---------    ---------     ---------     ----------
Less distributions:
  Dividends from net investment income                 (0.39)       (0.55)       (0.51)       (0.60)        (0.50)         (0.39)
  Distributions from capital gains                     (0.04)       (0.09)       (0.39)       (0.33)        (0.27)         (0.04)
  Return of capital                                    (0.02)           -            -            -             -          (0.02)
                                                   ---------    ---------    ---------    ---------     ---------     ----------
  Total distributions                                  (0.45)       (0.64)       (0.90)       (0.93)        (0.77)         (0.45)
                                                   ---------    ---------    ---------    ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                     $   12.72    $   12.94    $   13.17    $   13.15     $   13.53     $    12.72
                                                   =========    =========    =========    =========     =========     ==========
  TOTAL RETURN (B)                                      1.80%        3.30%        7.62%        4.21%        10.20%          1.83%+
Net assets, end of period (000's)                  $ 250,656    $ 174,041    $ 105,627    $ 106,435     $  78,404     $   47,697
Ratio of expenses to average net assets                 0.09%        0.10%        0.08%        0.03%         0.03%          0.09%(A)
Ratio of expenses to average net assets after
expense reductions                                     0.075%       0.075%        0.05%        0.03%         0.03%         0.075%(A)
Ratio of net investment income to average net
assets                                                  2.62%        3.82%        4.00%        4.40%         2.98%          0.25%(A)
Portfolio turnover rate                                   69%          38%          53%          93%           32%            69%(A)

*   Commencement of operations

+   Not Annualized

(A) Annualized

(B) The total return for the years ended 2002, 2001, 2000, 1999 and 1998 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                SMALL-MID CAP GROWTH
                                                                                       TRUST
                                                                           -----------------------------
                                                                              YEAR          07/16/2001*
                                                                              ENDED             TO
                                                                           12/31/2002@      12/31/2001@
                                                                           -----------      ------------
NET  ASSET VALUE, BEGINNING OF PERIOD                                       $   11.13       $   12.50

Income from investment operations:
   Net investment loss                                                          (0.03)          (0.01)
   Net realized and unrealized loss on investments and foreign currency
   transactions                                                                 (3.79)          (1.36)
                                                                            ---------       ---------
   Total from investment operations                                             (3.82)          (1.37)
                                                                            ---------       ---------
NET ASSET VALUE, END OF PERIOD                                              $    7.31       $   11.13
                                                                            =========       =========

   TOTAL RETURN (B)                                                            (34.32%)        (10.96%)+

Net assets, end of period (000's)                                           $   1,848       $   2,678                          ----
Ratio of expenses to average net assets                                          3.93%           3.18% (A)
Ratio of expenses to average net assets after expense reductions                 1.05%           1.05% (A)
Ratio of net investment loss to average net assets                              (0.37%)         (0.29%)(A)
Portfolio turnover rate                                                           226%            194% (A)


                                                                                  SMALL-MID CAP TRUST
                                                                    -------------------------------------------------
                                                                              SERIES I                  SERIES II
                                                                    ------------------------------   ----------------
                                                                    YEAR ENDED       07/16/2001*        11/25/2002*
                                                                    DECEMBER 31,         TO                  TO
                                                                        2002@         12/31/2001@        12/31/2002@
                                                                    ------------   ---------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    11.95     $     12.50       $     10.28
Income from investment operations:
  Net investment income (loss)                                           (0.01)              -#                -#
  Net realized and unrealized loss on investments and foreign
  currency transactions                                                  (2.09)          (0.55)            (0.43)
                                                                    ----------     -----------       -----------
  Total from investment operations                                       (2.10)          (0.55)            (0.43)
                                                                    ----------     -----------       -----------
Less distributions:
  Dividends from net investment income                                       -#              -#                -
  Total distributions                                                        -               -                 -
                                                                    ----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                      $     9.85     $     11.95       $      9.85
                                                                    ==========     ===========       ===========
  TOTAL RETURN (B)                                                      (17.57%)         (4.40%)+          (4.18%)+
Net assets, end of period (000's)                                   $   63,945     $     2,890       $    10,849
Ratio of expenses to average net assets                                   1.83%           3.09%(A)          2.03%(A)
Ratio of expenses to average net assets after expense reductions          1.20%           1.20%(A)          1.40%(A)
Ratio of net investment income (loss) to average net assets              (0.09%)          0.01%(A)         (0.18%)(A)
Portfolio turnover rate                                                      6%             33%(A)             6%(A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations # Amount is less than $.01 per share.

+      Not Annualized

(A)    Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 had operating expenses not been reduced.
       for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                        INTERNATIONAL EQUITY SELECT TRUST
                                                                    -------------------------------------------------
                                                                              SERIES I                  SERIES II
                                                                    -------------------------------   ---------------
                                                                     YEAR ENDED       07/16/2001*       11/25/2002*
                                                                    DECEMBER 31,         TO                 TO
                                                                        2002@           12/31/2001@     12/31/2002@
                                                                    ------------    ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    12.02      $     12.50       $    10.85
Income from investment operations:
  Net investment income (loss)                                           (0.02)               -#           (0.01)
  Net realized and unrealized loss on investments and foreign
  currency transactions                                                  (1.38)           (0.48)           (0.22)
                                                                    ----------      -----------       ----------
  Total from investment operations                                       (1.40)           (0.48)           (0.23)
                                                                    ----------      -----------       ----------
NET ASSET VALUE, END OF PERIOD                                      $    10.62      $     12.02       $    10.62
                                                                    ==========      ===========       ==========
  TOTAL RETURN (B)                                                      (11.65%)          (3.84%)+         (2.12%)+
Net assets, end of period (000's)                                   $   49,507      $     2,897       $    8,266
Ratio of expenses to average net assets                                   1.95%            3.27%(A)         2.15%(A)
Ratio of expenses to average net assets after expense reductions          1.20%            1.20%(A)         1.40%(A)
Ratio of net investment income (loss) to average net assets              (0.15%)           0.06%(A)         1.12%)(A)
Portfolio turnover rate                                                      5%               7%(A)            5%(A)

                                                                                     SELECT GROWTH
                                                                                        TRUST
                                                                            -----------------------------
                                                                                YEAR          07/16/2001*
                                                                               ENDED              TO
                                                                            12/31/2002@       12/31/2001@
                                                                            -----------       -----------

NET  ASSET VALUE, BEGINNING OF PERIOD                                       $   11.88         $   12.50
Income from investment operations:
   Net investment income (loss)                                                 (0.02)              -- #
   Net realized and unrealized loss on investments and foreign currency
   transactions                                                                 (3.62)            (0.62)
                                                                            ---------         ---------
   Total from investment operations                                             (3.64)            (0.62)
                                                                            ---------         ---------
Less distributions:
   Dividends from net investment income                                            -- #              --
                                                                            ---------         ---------
   Total distributions                                                             --                --
                                                                            ---------         ---------
NET ASSET VALUE, END OF PERIOD                                              $    8.24         $   11.88
                                                                            =========         =========
   TOTAL RETURN (B)                                                            (30.64%)           (4.96%)+
Net assets, end of period (000's)                                           $   2,170         $   2,883
Ratio of expenses to average net assets                                          3.72%             3.05% (A)
Ratio of expenses to average net assets after expense reductions                 1.05%             1.05% (A)
Ratio of net investment income (loss) to average net assets                     (0.20%)            0.01% (A)
Portfolio turnover rate                                                            49%               54% (A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations


#      Amount is less than $.01 per share.


+      Not Annualized

(A)    Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 had operating expenses not been reduced.
       for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                               GLOBAL EQUITY SELECT
                                                                                                      TRUST
                                                                                            ---------------------------
                                                                                                YEAR        07/16/2001*
                                                                                               ENDED             TO
                                                                                            12/31/2002@     12/31/2001@
                                                                                            -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $   12.20       $   12.50
Income from investment operations:
      Net investment income                                                                      0.12            0.02
      Net realized and unrealized loss on investments and foreign currency transactions         (1.78)          (0.32)
                                                                                            ---------       ---------
      Total from investment operations                                                          (1.66)          (0.30)
Less distributions:                                                                         ---------       ---------
      Dividends from net investment income                                                      (0.12)             --
                                                                                            ---------       ---------
      Total distributions                                                                       (0.12)             --
                                                                                            ---------       ---------
NET ASSET VALUE, END OF PERIOD                                                              $   10.42       $   12.20
                                                                                            =========       =========
      TOTAL RETURN (B)                                                                        (13.61%)       (2.40%)+
Net assets, end of period (000's)                                                           $   2,558      $   2,940
Ratio of expenses to average net assets                                                         3.71%        3.19%(A)
Ratio of expenses to average net assets after expense reductions                                1.20%        1.20%(A)
Ratio of net investment income (loss) to average net assets                                     1.07%        0.39%(A)
Portfolio turnover rate                                                                           18%           0%(A)

                                                                            CORE VALUE
                                                                               TRUST
                                                                    --------------------------
                                                                         YEAR      07/16/2001*
                                                                        ENDED           TO
                                                                     12/31/2002@   12/31/2001@
                                                                     -----------   -----------

NET ASSET VALUE, BEGINNING OF PERIOD                                $   11.87     $   12.50
Income from investment operations:
      Net investment income                                              0.05          0.03
      Net realized and unrealized loss on investments and foreign
      currency transactions                                             (2.52)        (0.63)
                                                                    ---------     ---------
      Total from investment operations                                  (2.47)        (0.60)
Less distributions:                                                 ---------     ---------
      Dividends from net investment income                              (0.05)        (0.03)
                                                                    ---------     ---------
      Total distributions                                               (0.05)        (0.03)
                                                                    ---------     ---------
NET ASSET VALUE, END OF PERIOD                                      $    9.35     $   11.87
                                                                    =========     =========
      TOTAL RETURN (C)                                                (20.82%)       (4.81%)+
Net assets, end of period (000's)                                   $   2,491     $   2,906
Ratio of expenses to average net assets                                 3.53%       3.10%(A)
Ratio of expenses to average net assets after expense reductions        1.05%       1.05%(A)
Ratio of net investment income  to average net assets                   0.45%       0.58%(A)
Portfolio turnover rate                                                   51%         35%(A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations

+      Not Annualized

(A)    Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 had operating expenses not been reduced.
       for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                      HIGH GRADE BOND TRUST
                                                                   --------------------------------------------------
                                                                                 SERIES I              SERIES II
                                                                   ------------------------------     ------------
                                                                    YEAR ENDED      07/16/2001*        11/25/2002*
                                                                   DECEMBER 31,         TO                TO
                                                                      2002@         12/31/2001@        12/31/2002@
                                                                   -------------    -------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    12.48       $   12.50         $    13.61
Income from investment operations:
  Net investment income                                                  0.48            0.26               0.04
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                  0.90            0.14               0.20
                                                                   ----------       ---------         ----------
  Total from investment operations                                       1.38            0.40               0.24
                                                                   ----------       ---------         ----------
Less distributions:
  Dividends from net investment income                                  (0.07)          (0.26)             (0.06)
  Distributions from capital gains                                      (0.02)          (0.16)             (0.02)
  Total distributions                                                   (0.09)          (0.42)             (0.08)
                                                                   ----------       ---------         ----------
NET ASSET VALUE, END OF PERIOD                                     $    13.77       $   12.48         $    13.77
                                                                   ==========       =========         ==========
    TOTAL RETURN (B)                                                    11.01%           3.21%+             1.77%+
Net assets, end of period (000's)                                  $   77,953       $   3,254         $   14,653
Ratio of expenses to average net assets                                  1.44%           2.72%(A)           1.64%(A)
Ratio of expenses to average net assets after expense reductions         0.85%           0.85%(A)           1.05%(A)
Ratio of net investment income to average net assets                     3.65%           4.44%(A)           3.37%(A)
Portfolio turnover rate                                                   290%            353%(A)            290%(A)

@ Net investment income has been calculated using the average shares method.

*      Commencement of operations

+      Not Annualized

(A)    Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 had operating expenses not been reduced.
       for Series II would have been lower, had operating expenses not been reduced.

ADDITIONAL INFORMATION

    Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

    Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

    Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.

                                       The Trust's Investment Company and 1933
                                       Act File Numbers are 811-4146 and 2-94157
                                                                   MIT.PRO5/2003

                                     PATR B

                       Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated May 1, 2003, which may be obtained from Manufacturers Investment Trust, 73 Tremont Street, Boston, Massachusetts, 02108. The Annual Report dated December 31, 2002 for Manufacturers Investment Trust is incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.

      The date of this Statement of Additional Information is May 1, 2003.

                                TABLE OF CONTENTS


INVESTMENT POLICIES
         Money Market Instruments
         U.S. Government and Government Agency Obligations
         Canadian and Provincial Government and Crown Agency Obligations
         Certificates of Deposit and Bankers' Acceptances
         Commercial Paper
         Corporate Obligations
         Repurchase Agreements
         Foreign Repurchase Agreements
         Other Instruments
         Warrants
         Reverse Repurchase Agreements
         Mortgage Securities
         Asset-Backed Securities
         Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds
         Loans and Other Direct Debt Instruments
         High Yield (High Risk) Domestic Corporate Debt Securities
         Brady Bonds
         Sovereign Debt Obligations
         Indexed Securities
         Hybrid Instruments
         ADRs, EDRs and GDRs
         Variable and Floating Rate Obligations
         Exchange Traded Funds
         Additional Investment Policies
         Lending Securities
         When-Issued Securities ("Forward Commitments")
         Mortgage Dollar Rolls
         Illiquid Securities
         Short Sales
         Investment In Other Investment Companies
         Loan Participations and Assignments
RISK FACTORS
       High Yield (High Risk) Securities
       Foreign Securities
HEDGING AND OTHER STRATEGIC TRANSACTIONS
       General Characteristics of Options
       General Characteristics of Futures Contracts and Options on Futures Contracts
       Stock Index Futures
       Options on Securities Indices and Other Financial Indices
       Yield Curve Options
       Currency Transactions
       Combined Transactions
       Swaps, Caps, Floors and Collars
       Eurodollar Instruments
       Risk Factors
       Risks of Hedging and Other Strategic Transactions Outside the United States
       Use of Segregated and Other Special Accounts
       Other Limitations
INVESTMENT RESTRICTIONS
       Fundamental
       Nonfundamental
       Additional Investment Restrictions
PORTFOLIO TURNOVER
MANAGEMENT OF THE TRUST
       Duties and Compensation of Trustees
       Trustee Ownership of Trust Portfolios

INVESTMENT MANAGEMENT ARRANGEMENTS
       The Advisory Agreement
       The Subadvisory Agreements
       Information Applicable to Both the Advisory Agreement and the Subadvisory Agreements
DISTRIBUTOR;  RULE 12B-1 PLANS
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PERFORMANCE DATA
THE INSURANCE COMPANIES
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
CUSTODIAN
CODE OF ETHICS
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers

                               INVESTMENT POLICIES

         The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

         The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

         1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

                  U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

                  U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

         -   Student Loan Marketing Association,

         -   Federal Home Loan Banks,

         -   Federal Intermediate Credit Banks and

         -   the Federal National Mortgage Association.

                  U.S. Instrumentality Obligations. U.S. instrumentality obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

         Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

         No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

         2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

                  Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

                  Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

         -   Export Development Corporation,

         -   Farm Credit Corporation,

         -   Federal Business Development Bank, and

         -   Canada Post Corporation.

         In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

                  Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

                  Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

         -   provincial railway corporation,

         -   provincial hydroelectric or power commission or authority,

         -   provincial municipal financing corporation or agency, and

         -   provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

         3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

                  Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

                  Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

         All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

         4. COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

                  Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

         A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

         5. CORPORATE OBLIGATIONS

         Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

         6.  REPURCHASE AGREEMENTS

         Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

         Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

         The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

         -   Federal Reserve System member bank,

         - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

         - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

         The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

         7.  FOREIGN REPURCHASE AGREEMENTS

         Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

         The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

         1. WARRANTS

Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

         2. REVERSE REPURCHASE AGREEMENTS

Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

         3. MORTGAGE SECURITIES

                  Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

         In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

                  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

         - one-year, three-year and five-year constant maturity Treasury Bill rates,

         -   three-month or six-month Treasury Bill rates,

         -   11th District Federal Home Loan Bank Cost of Funds,

         -   National Median Cost of Funds, or

         - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

         During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

                  Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

         -   mortgage bankers,

         -   commercial banks,

         -   investment banks,

         -   savings and loan associations, and

         -   special purpose subsidiaries of the foregoing.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

         CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

                  STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                  Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies.
- Illiquid Securities".

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

         In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

         Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

                  Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies - Illiquid Securities".

         Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

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         Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

         4. ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

         Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

                  Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

         -   liquidity protection, and

         -   default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Some examples of credit support include:

         - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

         - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

         - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

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

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

         The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

         5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND
            BONDS

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

                  Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

                  Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

         7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

         High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

         8. BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

         - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

         - bonds issued at a discount from face value (generally known as discount bonds),

         -   bonds bearing an interest rate which increases over time, and

         - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

         9. SOVEREIGN DEBT OBLIGATIONS

         Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

         10. INDEXED SECURITIES

         Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         11. HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

                   Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

         - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

         - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

         Hybrid Instruments may take a variety of forms, including, but not limited to:

         - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

         - preferred stock with dividend rates determined by reference to the value of a currency, or

         - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

         One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

         The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

                  Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

                  Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

         12. ADRs, EDRs AND GDRs

Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

         14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

         The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

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Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

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         5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

         6. INVESTMENT IN OTHER INVESTMENT COMPANIES

     Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

         7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In

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

addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.


These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.


Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically

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

experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

         -   the obligor's balance of payments, including export performance,

         -   the obligor's access to international credits and investments,

         -   fluctuations in interest rates, and

         -   the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

         - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

         -   obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

         - extremely poor prospects of ever attaining any real investment standing,

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         -   current identifiable vulnerability to default,

         - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

         - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

         -   are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

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

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of:

         -   nationalization of the foreign company,

         -   withholding of dividends at the source,

         -   expropriation or confiscatory taxation,

         -   currency blockage,

         -   political or economic instability, and/or

         - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

         As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

         A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

                  Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

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         Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

                  Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

                  Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

                  Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

         Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

         -   insufficient trading interest in certain options,

         -   restrictions on transactions imposed by an exchange,

         - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

         -   interruption of the normal operations of the OCC or an exchange,

         - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

         - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

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

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

         Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

         - as a hedge against anticipated interest rate, currency or market changes,

         -   for duration management,

         -   for risk management purposes,

         -   to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

         Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

         No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

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         Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

         Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

          Uses of Index Futures. Below are some examples of how Index Futures may be used:

         - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

         - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

         - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

         - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

         Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

         Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

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

         Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

         - forward currency contracts,

         - exchange-listed currency futures contracts and options thereon,

         - exchange-listed and OTC options on currencies, and

         - currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

         A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

         Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

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         Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

         Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

         - to preserve a return or spread on a particular investment or portion of its portfolio,

         -   to protect against currency fluctuations,

         - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

         -   as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

         Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the portfolio than if the portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

         For purposes of applying each portfolio's investment policies and restrictions, swap agreements are generally valued by the portfolio at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

         Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

         Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

         Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

         Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

         Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

         Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities.

         Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

         Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

         -   the frequency of trades and quotations,

         - the number of dealers and prospective purchasers in the marketplace,

         -   dealer undertakings to make a market,

         - the nature of the security (including any demand or tender features), and

         - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

         Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

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RISK FACTORS

         Hedging and Other Strategic Transactions have special risks associated with them, including:

         -   possible default by the counterparty to the transaction,

         - markets for the securities used in these transactions could be illiquid,

         - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

         Options and Futures Transactions

         Options transactions are subject to the following additional risks:

         - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

         - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

         - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

         - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

         Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

         - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

         - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

         - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

         - foreign governmental actions affecting foreign securities, currencies or other instruments,

         - less stringent regulation of these transactions in many countries as compared to the United States,

         - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

         - more limited availability of data on which to make trading decisions than in the United States,

         - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

         - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

         -   lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

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         Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

         Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

         OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

         Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

         Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

         Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

         No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

         For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.


                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)


         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

         Restrictions (1) through restriction (8) are fundamental. Restrictions
(9) through (15) are nonfundamental.

FUNDAMENTAL

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:


(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)


         For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.


(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, and the Lifestyle Trusts are not subject to these restrictions.


(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value
         Trusts: the portfolio may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

                  (a) a merger, consolidation or reorganization,

                  (b) the investment of collateral received in connection
                      with the lending of securities in the Navigator Securities Lending Trust,* or

                  (c) the  purchase of shares of the T. Rowe Price Reserve
                      Investment Fund,  a T. Rowe Price Associates,  Inc.
                      money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**


         For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.


*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities; 15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

         Money Market Trust

         In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

         - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

         - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

         - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

OVERSEAS, STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.




NATURAL RESOURCES TRUST

SUBADVISER: Wellington Management Company, LLP ("Wellington")


         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.


REAL RETURN BOND TRUST

SUBADVISER: Pacific Management Investment Company ("PIMCO")


The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)


MID CAP CORE TRUST

SUBADVISER: A I M Capital Management, Inc. ("AIM")

The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.

LARGE CAP VALUE TRUST

SUBADVISER: Mecury Advisers

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.

QUANTITATIVE ALL CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global")

Not subject to 80% rule.

EMERGING GROWTH TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global")

Not subject to 80% rule.

SPECIAL VALUE TRUST

SUBADVISER: Salomon Brothers Asset Management Inc  ("SaBAM")

Not subject to 80% rule.

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER: Munder Capital Management ("Munder")

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

INTERNET TECHNOLOGIES TRUST

SUBADVISER: Munder Capital Management ("Munder")

Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

         - Pure plays - companies whose core business models are focused exclusively on the Internet;

         - Builders - companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and

         - Beneficiaries - companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

TELECOMMUNICATIONS TRUST

SUBADVISER: INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Telecommunications Trusts invests at least 65% (80% after July 31, 2002) of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to s the "telecommunications sector").

SCIENCE & TECHNOLOGY TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER: Templeton Investment Counsel, Inc. ("Templeton")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

AGGRESSIVE GROWTH TRUST

SUBADVISER: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

EMERGING SMALL COMPANY TRUST

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST

SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST

SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

Not subject to the 80% rule.

MID CAP GROWTH TRUST

Subadviser: INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Mid Cap Growth Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

MID CAP OPPORTUNITIES TRUST

Subadviser: Putnam Investment Management, L.L.C. ("Putnam")

Under normal market conditions, the Mid Cap Opportunities Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies.

MID CAP STOCK TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST

(formerly, the Mid Cap Growth Trust)
Subadviser: A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST

Subadviser: Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST

Subadviser: Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities (primarily common stocks).

INTERNATIONAL STOCK TRUST

Subadviser: Deutsche Asset Management Investment Services Ltd. ("DeAMIS") Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST

Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST

Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST

Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL EQUITY TRUST

Subadviser: Putnam Investment Management, L.L.C. ("Putnam")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

STRATEGIC GROWTH TRUST

Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

ALL CAP CORE TRUST (formerly, Growth Trust)

Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST

Subadviser: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

ALL CAP VALUE TRUST

Subadviser: Lord Abbett & Co. ("Lord Abbett")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST

Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST

Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST

Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST

Subadviser: Lord Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST

Subadviser: Morgan Stanely Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

EQUITY INDEX TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

TACTICAL ALLOCATION TRUST

Subadviser: Brinson Advisors Inc. ("Brinson Advisors"),

Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST

Subadviser: Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management"),

Not subject to 80% rule.

U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust)

Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST

Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

HIGH YIELD TRUST

Subadviser: Salomon Brothers Asset Management Inc. ("SBAM")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                               Corporate Bonds, Preferred Stocks and
  Rating Agency                        Convertible Securities
--------------------------------------------------------------------
     Moody's                                      Ba through C
Standard & Poor's                                 BB through D

STRATEGIC BOND TRUST

Subadviser: Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

GLOBAL BOND TRUST

Subadviser: Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST

Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST

Subadviser: Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST

Subadviser: Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

THE INDEX TRUSTS

MFC Global Investment Management (U.S.A.) Limited ("MFC")

SMALL CAP INDEX TRUST

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST

The International Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MFC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST

The Total Stock Markey Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST

The 500 Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.

LIFESTYLE TRUSTS

MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST

Not subject to the 80% rule.

HIGH GRADE BOND TRUST

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

                               PORTFOLIO TURNOVER

         The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2001, and 2002 were as follows:


PORTFOLIO                                                                   2001                      2002
----------------------------------------------------------------------------------------------------------
Internet Technologies Trust                                                 70%                        47%
Pacific Rim Emerging Markets Trust                                          76%                        28%
Telecommunications Trust                                                    80%(A)                    159%
Science & Technology Trust                                                 144%                        59%
International Small Cap Trust                                              721%                       501%
Health Sciences Trust                                                       81%(A)                     55%
Aggressive Growth Trust                                                     96%                       104%

Emerging Small Company Trust                                                48%                        35%
Small Company Blend Trust                                                   39%                        48%
Dynamic Growth Trust                                                       180%                       165%
Mid Cap Growth Trust                                                        39%(A)                     82%
Mid Cap Opportunities Trust                                                117%(A)                    133%
Mid Cap Stock Trust                                                        170%                       128%
All Cap Growth Trust                                                        69%                        80%
Financial Services Trust                                                    53%(A)                     34%
Overseas Trust                                                             100%                        81%
International Stock Trust                                                   31%                        78%
International Value Trust                                                   33%                        26%
Capital Appreciation Trust                                                 102%                        67%
Strategic Opportunities Trust                                              260%                       229%
Quantitative Mid Cap Trust                                                 320%(A)                    273%
Global Equity Trust                                                        156%                        92%
Strategic Growth Trust                                                     107%(A)                     91%
All Cap Core Trust (formerly Growth Trust)                                 121%                       153%
Large Cap Growth Trust                                                     123%                        92%
All Cap Value Trust                                                        194%(A)                     31%
Capital Opportunities Trust                                                 86%(A)                    109%
Quantitative Equity Trust                                                  111%                       152%
Blue Chip Growth Trust                                                      48%                        39%
Utilities Trust                                                             81%(A)                     89%
Real Estate Securities Trust                                               116%                        74%
Small Company Value Trust                                                  119%                        19%
Mid Cap Value Trust                                                         23%(A)                     24%
Value Trust                                                                 27%                        52%
Equity Index Trust                                                           5%                         4%
Tactical Allocation Trust                                                   25%                        18%
Fundamental Value Trust                                                     16%(A)                     19%
Growth & Income Trust                                                       24%                        40%
U.S. Large Cap Value Trust                                                  38%                        42%
Equity-Income Trust                                                         19%                        18%
Income & Value Trust                                                        70%                        61%
Balanced Trust                                                             119%                       153%
High Yield Trust                                                            64%                        53%
Strategic Bond Trust                                                        85%                        86%
Global Bond Trust                                                          527%                       439%
Total Return Trust                                                         439%                       381%
Investment Quality Bond Trust                                               50%                        46%
Diversified Bond Trust                                                     140%                        83%
U.S. Government Securities Trust                                            41%                        19%

PORTFOLIO                                                                  2001                       2002
----------------------------------------------------------------------------------------------------------
Money Market Trust                                                          N/A                       N/A
Small Cap Index Trust                                                       32%                        57%
International Index Trust                                                   12%                         7%
Mid Cap Index Trust                                                         32%                        20%
Total Stock Market Index Trust                                               7%                         4%
500 Index Trust                                                              1%                         6%
Lifestyle Aggressive 1000 Trust                                             82%                        90%
Lifestyle Growth 820 Trust                                                  84%                       117%
Lifestyle Balanced 640 Trust                                                71%                       114%
Lifestyle Moderate 460 Trust                                                84%                       113%
Lifestyle Conservative 260 Trust                                            38%                        69%
Small-Mid Cap Growth Trust                                                 194%(B)                    226%
Small-Mid Cap Trust                                                         33%(B)                      6%
International Equity Select Trust                                            7%(B)                      5%
Select Growth Trust                                                         54%(B)                     49%
Global Equity Select Trust                                                   0%(B)                     18%
Core Value Trust                                                            35%(B)                     51%
High Grade Bond Trust                                                      353%(B)                    290%



(A) Annualized - For the period April 30, 2001 (commencement of operations) to December 31, 2001.



(B) Annualized - For the period July 16, 2001 (commencement of operations) to December 31, 2001.


         Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST


The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios (currently, there are 75 portfolios).


                             DISINTERESTED TRUSTEES

============================================================================================================
                                     POSITION WITH                    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                  THE TRUST                     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
   Don B. Allen                         Trustee            Former Senior Lecturer, William E. Simon Graduate
                                                           School of Business Administration, University of
   73 Tremont Street                                       Rochester (Retired 2000).
   Boston, MA  02108

   Age: 74                           (since 1985)
------------------------------------------------------------------------------------------------------------
   Charles L. Bardelis                  Trustee            President and Executive Officer, Island Commuter
                                                           Corp. (Marine Transport).
   73 Tremont Street
   Boston, MA  02108

   Age: 61                           (since 1988)
------------------------------------------------------------------------------------------------------------
   Samuel Hoar                          Trustee            Senior Mediator, Arbitrator, Regional Manager,
                                                           JAMS, LLC, August 1999 to date; Senior Mediator,
   73 Tremont Street                                       Arbitrator, Regional Director of Professional
   Boston, MA  02108                                       Services, J.A.M.S./Endispute, Inc., June 1994 to
                                                           August 1999.
   Age: 75                           (since 1989)
------------------------------------------------------------------------------------------------------------
   F. David Rolwing                     Trustee            Former Chairman, President and CEO, Montgomery
                                                           Mutual Insurance Company, 1991 to 1999. (Retired
   73 Tremont Street                                       1999).
   Boston, MA  02108

   Age: 68                           (since 1997*)
------------------------------------------------------------------------------------------------------------

* Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.




          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

------------------------------------------------------------------------------------------------------------------
                                     POSITION WITH                        PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                  THE TRUST                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
   John D. DesPrez III#                 Trustee            Chairman and President, The Manufacturers Life
                                                           Insurance Company (U.S.A.), Executive Vice President,
   73 Tremont Street                                       U.S. Operations, Manulife Financial, January 1999 to
   Boston, MA  02108                 (since 2000)          date;

   Age: 46                                                 President, The Manufacturers Life Insurance Company of
                                                           North America; Senior Vice President, US Annuities,
                                                           Manulife Financial, September 1996 to January, 1999;

                                                           Vice President, Mutual Funds, Manulife Financial,
                                                           January 1995 to September 1996.

   John D. Richardson#                 Chairman of         Retired; Former Senior Executive Vice President, U.S.
                                       the Board           Operations, Manulife Financial, January 1999 March 2002
   200 Bloor Street East               of Trustees         (Retired, March, 2002);
------------------------------------------------------------------------------------------------------------------

Toronto, Ontario, Canada           (since 1997)         Executive Vice President and General Manager, U.S.
M4W 1E5                                                 Operations, Manulife Financial, January 1995 to January
                                                        1999.
Age: 64

                                                        Director of Manulife Financial Corporation, a publicly
                                                        traded company and the ultimate parent of the adviser.
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
John R. Ostler*                        Treasurer             Vice President and Chief Financial Officer, U.S.
                                                             Operations, The Manufacturers Life Insurance Company,
                                                             October 1, 2000 to present;
200 Bloor Street East
Toronto, Ontario, Canada              (since 2000)           Vice President and Corporate Actuary, The Manufacturers
M4W 1E5                                                      Life Insurance Company, March 1998 to September 2000;

Age: 50                                                      Vice President & CFO U.S. Individual Insurance, The
                                                             Manufacturers Life Insurance Company, 1992 to March
                                                             1998;

                                                             Vice President, U.S. Insurance Products, The
                                                             Manufacturers Life Insurance Company, 1990 - 1992;

                                                             Assistant Vice President & Pricing Actuary, U.S.
                                                             Insurance, The Manufacturers Life Insurance Company,
                                                             1988-1990.
-------------------------------------------------------------------------------------------------------------------------
James D. Gallagher*                    President             Executive Vice President, The Manufacturers Life
                                                             Insurance Company (U.S.A.), January 1996 to present;

73 Tremont Street                     (since 2001)           President, The Manufacturers Life Insurance Company of
Boston, MA  02108                                            New York, August 1999 to present;

Age: 48                                                      Vice President, Secretary and General Counsel, The
                                                             Manufacturers Life Insurance Company of North America,
                                                             June 1994 to date.

Andrew Corselli                        Secretary             Assistant Vice President and Senior Counsel, U.S. Operations
                                                             Law Department, Manulife Financial, March 2001 to date; The
73 Tremont Street                     (since 2002)           Prudential Insurance Company of America, Assistant General
                                                             Counsel & Chief of Litigation, June 1988 to June, 2000
Boston, MA  02108

Age: 56
-------------------------------------------------------------------------------------------------------------------------

# Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

* Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

         The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.


         The Board of Trustees met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee did not meet to consider any candidates during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 73 Tremont Street, Boston, MA 02108.


         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $55,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**


=============================================================================================================
                                                                                TOTAL COMPENSATION FROM TRUST
                                      AGGREGATE COMPENSATION FROM              COMPLEX FOR PRIOR FISCAL
NAMES OF PERSON, POSITION             TRUST FOR PRIOR FISCAL YEAR*                        YEAR*#
==============================================================================================================
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Don B. Allen, Trustee                           $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee                    $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                            $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
F. David Rolwing, Trustee                       $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------
John D. DesPrez, Trustee                        $       0                              $       0
--------------------------------------------------------------------------------------------------------------
John D. Richardson, Trustee                     $       0                              $       0
==============================================================================================================


* Compensation received for services as Trustee.

# Trust Complex includes all portfolios of the Trust.

** The Trust does not have a pension or retirement plan for any of its Trustees or officers.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS


     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2002. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:
A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more


                                                                                                        TRUSTEES AFFILIATED WITH
                                                     INDEPENDENT TRUSTEES                                THE INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
                                      Don B.    Charles L.                      F.David                    John D.        John D.
     Trust Portfolio                  Allen     Bardelis      Samuel Hoar       Rolwing                  Richardson    Desprez, III
----------------------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust             A          A               A              A                          A              A

Pacific Rim Emerging Markets Trust      A          A               A              A                          A              A

Telecommunications Trust                A          A               A              A                          A              A

Science and Technology Trust            B          A               A              A                          A              A

International Small Cap Trust           B          A               A              A                          A              A

Health Sciences Trust                   A          A               A              A                          A              A

Aggressive Growth Trust                 A          A               A              A                          A              A

Emerging Small Company Trust            A          A               A              C                          A              A

Small Company Blend Trust               B          A               A              A                          A              A

                                      Don B.    Charles L.                     F. David                   John D.        John D.
       Trust Portfolio                Allen     Bardelis      Samuel Hoar       Rolwing                  Richardson    Desprez, III
Mid Cap Growth Trust                    A          A               A              A                          A              A

Mid Cap Opportunities Trust             A          A               A              A                          A              A

Mid Cap Stock Trust                     A          A               A              A                          A              A

All Cap Growth Trust                    B          A               A              A                          A              A

Financial Services Trust                A          A               A              A                          A              A

Overseas Trust                          A          A               A              A                          A              A

International Stock Trust               A          A               A              B                          A              A

International Value Trust               A          A               A              A                          A              A

Capital Appreciation Trust              A          A               A              A                          A              A

Strategic Opportunities Trust           B          A               A              A                          A              A

Quantitative Mid Cap Trust              A          A               A              C                          A              A

Mid-Cap Blend Trust                     A          A               A              A                          A              A

Global Equity Trust                     A          A               A              A                          A              A

Strategic Growth Trust                  A          A               A              A                          A              A

All Cap Core Trust (formerly            A          A               A              A                          A              A
Growth Trust)

Large Cap Growth Trust                  A          A               A              A                          A              A

All Cap Value Trust                     A          B               A              A                          A              A

Capital Opportunities Trust             A          A               A              A                          A              A

Quantitative Equity Trust               B          A               A              C                          A              A

Blue Chip Equity Trust                  A          A               A              A                          A              A

Utilities Trust                         A          A               A              A                          A              A

Real Estate Securities Trust            A          C               A              C                          A              A

Small Company Value Trust               C          B               A              A                          A              A

Mid Cap Value Trust                     A          A               A              A                          A              A

Value Trust                             C          A               A              A                          A              A

Equity Index Trust                      A          A               A              A                          A              A

Tactical Allocation Trust               A          A               A              A                          A              A

Fundamental Value Trust                 A          A               A              A                          A              A

Growth & Income Trust                   B          A               A              A                          A              A

U.S. Large Cap Value Trust              A          A               A              A                          A              A

Equity-Income Trust                     A          A               A              A                          A              A

Income & Value Trust                    A          A               A              A                          A              A

Balanced Trust                          A          A               A              C                          A              A

High Yield Trust                        A          A               A              A                          A              A

Strategic Bond Trust                    A          A               A              A                          A              A

Global Bond Trust                       A          A               A              A                          A              A
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Don B.    Charles L.                     F. David                     John D.       John D.
      Trust Portfolio                 Allen     Bardelis      Samuel Hoar      Rolwing                   Richardson   DesPrez, III
Investment Quality Bond Trust           A          A               A              A                          A              A

Diversified Bond Trust                  A          A               A              A                          A              A

U.S. Government Securities Trust        A          A               A              A                          A              A

Money Market Trust                      A          D               A              A                          A              A

Small Cap IndexTrust                    A          A               A              A                          A              A

Dynamic Growth                          B          A               A              A                          A              A

International Index Trust               A          A               A              A                          A              A

Mid Cap IndexTrust                      A          A               A              A                          A              A

Total Stock Market Index Trust          A          A               A              A                          A              A

500 Index Trust                         A          A               A              A                          A              E

Lifestyle Aggressive 1000 Trust         A          A               A              A                          A              A

Lifestyle Growth 820 Trust              A          A               A              A                          A              A

Lifestyle Balanced 640 Trust            A          A               A              A                          A              A

Lifestyle Moderate 460 Trust            A          A               A              A                          A              A

Lifestyle Conservative 280 Trust        A          A               A              A                          A              A

Small-Mid Cap Growth Trust              A          A               A              A                          A              A

Small-Mid Cap Trust                     A          A               A              A                          A              A

International Equity Select Trust       A          A               A              A                          A              A

Select Growth Trust                     A          A               A              A                          A              A

Global Equity Select Trust              A          A               A              A                          A              A

Core Value Trust                        A          A               A              A                          A              A

High Grade Bond Trust                   A          A               A              A                          A              A

ALL TRUST PORTFOLIOS                    E          E               A              E                          A              E
------------------------------------------------------------------------------------------------------------------------------------


                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

         Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

         The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

         Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

         On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

         October 1, 1996 Subadviser Resignations

         Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-    Wellington Management Company, LLP as subadviser to the Money Market Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

         On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

         New Subadvisers for New Portfolios

         On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

         Appointment of MFC to Manage the Lifestyle Portfolios

         On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

         Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

         On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

         Change of Control of Salomon Brothers Asset Management Inc

 On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

         Change of Control of Founders Asset Management, Inc.

         On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

         Change of Control of Oechsle International Advisors, L.P.

         On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

         Change of Control of Rosenberg Institutional Equity Management

On December 17, 1998, the Trustees appointed AXA Rosenberg Investment
Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

         Resignation/Termination of Certain Subadvisers Effective May 1, 1999

         Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company          Conservative Asset Allocation Trust

Fidelity Management Trust Company          Moderate Asset Allocation Trust

Founders Asset Management LLC              Growth Trust

Founders Asset Management LLC              Worldwide Growth Trust

J.P. Morgan Investment Management, Inc.    International Growth and Income Trust

Manufacturers Adviser Corporation          Capital Growth Bond Trust

Oechsle International Advisors, LLC                 Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust

Warburg Pincus Asset Management, Inc.      Emerging Small Company Trust

         Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

         New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

         On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

       Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust),
       Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

       Small Company Blend Trust
       U.S. Large Cap Value Trust
       Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
     (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

       Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

         Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

         On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

         Change of Control of Rowe Price-Fleming International, Inc.

         On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

         Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

         On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

         Resignation/Termination of Certain Subadvisers Effective April 30, 2001

         Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC             Small Company Value Trust

Morgan Stanley Asset Management                     Global Equity Trust

Manufacturers Adviser Corporation                   Real Estate Securities Trust

         New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

         On April 5 and 6, 2001, the Trustees made the following appointments:

     - Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Estate Securities Trust

     - Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Financial Services Trust
         Fundamental Value Trust

     - The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

     - INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

     - Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

     - Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

     - Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

     - Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Opportunities Trust
         Global Equity Trust

     - T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

         Small Company Value Trust

         New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

         On June 28-29, 2001, the Trustees made the following appointments:

     - Allegiance Capital, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         High Grade Bond Trust

     - Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Trust

     - Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

         International Equity Select Trust
         Global Equity Select Trust

     - NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Growth Trust

     - Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Core Value Trust

     - Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Select Growth Trust




         Subadviser Changes Effective November 25, 2002

         On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

-----------------------------------------------------------------------------------------------------------------
      Portfolio                                Current Subadviser                    Proposed New Subadviser
-----------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
Dynamic Growth Trust                      Janus Capital Management LLC            Deutsche Asset Management, Inc.
Growth Trust                              SSgA Funds Management, Inc.             Deutsche Asset Management, Inc.
International Stock Trust                 T. Rowe Price International, Inc.       Deutsche Asset Management
                                                                                  Investment Services Ltd.
-----------------------------------------------------------------------------------------------------------------

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

         Changes Effective May 1, 2003

                  Subadviser Changes

         On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

-------------------------------------------------------------------------------------------------------------------
         Portfolio                             Current Subadviser                     Proposed New Subadviser
-------------------------------------------------------------------------------------------------------------------
High Yield Trust                          Miller Anderson                         Salomon Brothers Asset Management
                                                                                  Inc.
All Cap Value Trust                       The Dreyfus Corporation                 Lord Abbett & Co.
International Small Cap Trust             Founders Asset Management LLC           Templeton Investment Counsel, Inc.
-------------------------------------------------------------------------------------------------------------------

         Portfolio Mergers

         On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust
Mid Cap Growth Trust to merge into the Dynamic Growth Trust
Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

         New Portfolios

         On April 2, 2003, the Trustees made the following appointments:

     - Wellington Management Company, LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

         Natural Resources Trust

     - Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Return Bond Trust

     - A I M Capital Management, Inc.. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Core Trust

     - Mecury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Large Cap Value Trust

     - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

         Quantitative All Cap Trust
         Emerging Growth Trust

     - Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

         Special Value Trust

     - Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Cap Opportunities Trust

THE ADVISORY AGREEMENT

         Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

         - office space and all necessary office facilities and equipment, and

         - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

         The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

         In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

                  Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.


         For the years ended December 31, 2002, 2001 and 2000 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $126,026,937, $159,360,448 and $167,540,214 allocated among the portfolios as follows:



            PORTFOLIO                                   2002                2001                2000
----------------------------------------------------------------------------------------------------------
Internet Technologies Trust                         $   299,827         $    485,996        $    364,054(3)
Pacific Rim Emerging Markets Trust                      416,583              569,417             826,869
Telecommunications Trust                                122,906               92,665(5)            N/A
Science & Technology Trust                            4,665,496            9,777,934          16,814,048
International Small Cap Trust                         1,256,297            2,047,647           3,416,149
Health Sciences Trust                                   656,558              178,264(5)            N/A
Aggressive Growth Trust                               2,266,076            3,333,853           3,154,189
Emerging Small Company Trust                          3,336,408            4,812,040           6,154,952
Small Company Blend                                   1,494,287            1,310,363             925,735
Dynamic Growth Trust                                    948,024            1,333,584             654,785(3)
Mid Cap Growth Trust                                    331,945              141,833(5)            N/A
Mid Cap Opportunities Trust                             288,400              146,945(5)            N/A
Mid Cap Stock Trust                                   1,278,522            1,156,805             955,504
All Cap Growth Trust                                  4,069,913            6,696,156           8,501,735
Financial Services Trust                                322,434               84,457(5)            N/A
Overseas Trust                                        3,200,426            4,303,036           4,578,209
International Stock Trust                             2,300,890            2,820,263           2,890,232
International Value Trust                             2,139,146            1,754,852           1,329,316
Capital Appreciation Trust                              445,057              219,568               7,738(4)
Strategic Opportunities Trust                         5,384,080           10,518,817          13,403,289
Quantitative Mid Cap Trust                              593,460              536,941(5)            N/A
Global Equity Trust                                   3,315,325            5,441,314           6,643,175
Strategic Growth Trust                                  829,861              341,869(5)            N/A

Growth Trust                                          2,742,752            4,516,825           6,472,854
Large Cap Growth Trust                                3,423,377            4,373,161           4,542,483
All Cap Value Trust                                     263,705               77,758(5)            N/A

            PORTFOLIO                                    2002                2001               2000
--------------------------------------------------------------------------------------------------------
Capital Opportunities Trust                             294,657              104,520(5)          N/A
Quantitative Equity Trust                             2,089,973            3,549,317           3,773,024
Blue Chip Growth Trust                                9,826,268           14,947,138          17,113,773
Utilities Trust                                         164,770               75,125(5)          N/A
Real Estate Securities Trust                          1,851,450            1,681,267           1,491,642
Small Company Value Trust                             2,957,847            1,568,527           1,054,874
Mid Cap Value Trust                                   1,457,860              228,711(5)          N/A
Value Trust                                           2,118,815            2,384,288           1,196,810
Equity Index Trust                                      224,244              263,993             299,575
Tactical Allocation Trust                               539,276              536,962            269,7533
Fundamental Value Trust                               1,374,382              330,440(5)          N/A
Growth & Income Trust                                10,344,977           19,161,761          23,601,208
U.S. Large Cap Value Trust                            3,733,512            3,973,517           2,878,247
Equity-Income Trust                                   8,247,458            9,253,824           8,043,881
Income & Value Trust                                  3,319,917            4,325,874           4,696,094
Balanced Trust                                          878,703            1,380,116           1,849,965
High Yield Trust                                      2,233,481            2,225,724           1,857,084
Strategic Bond Trust                                  2,094,467            2,434,979           2,642,791
Global Bond Trust                                       822,503              835,163             961,709
Total Return Trust                                    6,101,938            4,137,218           2,398,611
Investment Quality Bond Trust                         2,261,282            2,299,238           1,806,503
Diversified Bond Trust                                1,986,097            1,817,049           1,526,414
U.S. Government Securities Trust                      3,682,285            2,867,055           2,081,135
Money Market Trust                                    5,570,401            6,098,304           4,545,400
Small Cap Index Trust                                   226,496              217,964             113,868(3)
International Index Trust                               213,457              260,680             171,991(3)
Mid Cap Index Trust                                     333,250              228,135              81,707(3)
Total Stock Market Index Trust                          257,467              335,107             176,988(3)
500 Index Trust                                       2,771,998            3,685,814             709,970(3)
Lifestyle Aggressive 1000 Trust                         124,563              106,769              61,577
Lifestyle Growth 820 Trust                              427,852              329,528             187,730
Lifestyle Balanced 640 Trust                            461,188              334,001             186,400
Lifestyle Moderate 460 Trust                            183,153              127,899              75,949
Lifestyle Conservative 280 Trust                        140,649               91,970              50,225
Small-Mid Cap Growth Trust                               17,743               12,025(6)          N/A
Small-Mid Cap Trust                                      92,013               14,149(6)          N/A
International Equity Select Trust                        73,387               13,671(6)          N/A
Select Growth Trust                                      19,368               12,265(6)          N/A
Global Equity Select Trust                               24,651               13,995(6)          N/A
Core Value Trust                                         21,594               13,152(6)          N/A
High Grade Bond Trust                                    69,790               10,851(6)          N/A


(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

THE SUBADVISORY AGREEMENTS

         Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

         The information and services Deutsche provides to MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)"pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MAC from time to time:








             - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;



             - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;



             - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;



             - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.


         Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

         SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

                  Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

                  Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

         DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

         FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2001, Davis paid the Adviser $21,000 under this agreement.


         Amount of Subadvisory Fees Paid. For the years ended December 31, 2002, 2001 and 2000, the Adviser paid aggregate subadvisory fees of $60,100,898, $62,165,508 and $66,500,926, respectively, allocated among the portfolios as follows:



              PORTFOLIO                                 2002                   2001                      2000
------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................        $   194,887            $   274,694               $   205,769(6)
Pacific Rim Emerging Markets Trust..........            208,292                259,461                   365,475
Telecommunications Trust....................             77,625                 50,545(8)                  N/A
Science & Technology Trust..................          2,936,062              5,138,967                 8,529,536
International Small Cap Trust...............            793,451              1,132,002                 1,777,724
Health Sciences Trust.......................            414,668                 97,235(8)                  N/A
Aggressive Growth Trust.....................          1,332,986              1,666,926                 1,577,094
Emerging Small Company Trust................          2,038,916              2,540,882                 3,190,064
Small Company Blend Trust...................            913,175                686,381                   484,908
Dynamic Growth Trust........................            557,661                716,792                   354,246(6)
Mid Cap Growth Trust........................            195,263                 70,917(8)                  N/A
Mid Cap Opportunities Trust                             169,647                 73,473(8)                  N/A
Mid Cap Stock Trust.........................            700,917                544,005                   451,515
All Cap Growth Trust........................          2,279,553              3,131,934                 3,892,179
Financial Services Trust....................            181,369                 40,006(8)                  N/A
Overseas Trust..............................          2,000,266              2,264,756                 2,409,584
International Stock Trust...................          1,353,465              1,342,982                 1,376,310
International Value Trust...................          1,234,211                895,732                   698,134
Capital Appreciation Trust..................            237,364                 97,586                     3,439(7)
Strategic OpportunitiesTrust................          2,692,040              4,331,277                 5,518,999
Quantitative Mid Cap Trust..................            273,905                201,353(8)                  N/A
Global Equity Trust.........................          1,922,152              2,451,939                 2,823,924
Strategic Growth Trust......................            442,593                151,942(8)                  N/A
All Cap Core Trust.........................          1,371,372              1,938,374                 2,634,535
Large Cap Growth Trust......................          1,825,801              1,999,159                 2,076,565
All Cap Value Trust.........................            148,334                 36,833(8)                  N/A
Capital Opportunities Trust.................            157,151                 46,453(8)                  N/A
Quantitative Equity Trust...................            870,822              1,004,401                 1,055,278
Blue Chip Growth Trust......................          5,038,134              6,228,855                 6,730,790

Utilities Trust.............................             87,878                 33,389(8)                  N/A
Real Estate Securities Trust................            823,858                599,225                   496,451
Small Company Value Trust...................          1,971,898                890,490                   590,170
Mid Cap Value Trust.........................            816,720                108,337(8)                  N/A
Value Trust.................................            960,279                845,679                   498,803
Equity-Index Trust..........................             89,698                105,597                   119,830
Tactical Allocation Trust...................            287,614                238,650                   119,892(6)

             PORTFOLIO                                   2002                    2001                     2000
-----------------------------------------------------------------------------------------------------------------
Fundamental Value Trust.....................            769,670                 156,446(8)                   N/A
Growth & Income Trust.......................          3,628,493               4,332,352                 5,220,241
U.S. Large Cap Value Trust..................          1,938,134               1,816,117                 1,315,770
Equity-Income Trust.........................          4,248,480               3,951,530                 3,305,262
Income & Value Trust........................          1,773,934               1,871,824                 2,011,037
Balanced Trust..............................            335,438                 476,555                   760,914
High Yield Trust............................            982,731                 842,976                   724,059
Strategic Bond Trust........................            921,566(3)              910,477(5)                 77,513(4)
Global Bond Trust...........................            342,709                 377,884                   433,249
Total Return Trust..........................          2,542,474               1,409,587                   848,745
Investment Quality Bond Trust...............            678,332                 680,593                   566,885
Diversified Bond Trust......................            868,637                 730,683                   632,870
U.S. Government Securities Trust............          1,207,174                 806,281                   630,262
Money Market Trust..........................            468,309                 518,932                   456,815
Small Cap Index Trust.......................             24,159                  16,610                     8,675(6)
International Index Trust...................             37,355                  33,178                    21,890(6)
Mid Cap Index Trust.........................             35,547                  17,382                     6,226(6)
Total Stock Market Index Trust..............             27,463                  25,532                    13,485(6)
500 Index Trust.............................            123,920                 120,206                    23,931(6)
Lifestyle Aggressive 1000 Trust.............            140,649                 106,769                    61,577
Lifestyle Growth 820 Trust..................            183,153                 329,528                   187,730
Lifestyle Balanced 640 Trust................            461,188                 334,001                   186,400
Lifestyle Moderate 460 Trust................            427,852                 127,899                    75,950
Lifestyle Conservative 280 Trust............            124,563                  91,970                    50,226
Small-Mid Cap Growth Trust..................              9,981                   5,411(9)                   N/A
Small-Mid Cap Trust.........................             58,113                   7,718(9)                   N/A
International Equity Select Trust...........             44,848                   7,161(9)                   N/A
Select Growth Trust.........................             10,894                   5,810(9)                   N/A
Global Equity Select Trust..................             15,064                   7,331(9)                   N/A
Core Value Trust............................             12,147                   5,919(9)                   N/A
High Grade Bond Trust.......................             27,896                   3,617(9)                   N/A



(3) Of this amount, $71,581 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.


(4) Of this amount, $244,378 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(8) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(9) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

         Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

         - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

         - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

         -    brokers' commissions;

         - issue and transfer taxes on securities transactions to which the Trust is a party;

         -    taxes and fees payable by the Trust; and

         - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

         - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

         Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

         Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

         Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

         Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

         -   the Board of Trustees of the Trust;

         - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

         -   the Adviser,

         - in the case of the Subadvisory Agreements, by the respective Subadviser.

The Agreements will automatically terminate in the event of their assignment.

         Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

         The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

         As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

         Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

   (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

   (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

   (iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

   (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

   (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

         At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.




                          DISTRIBUTOR; RULE 12B-1 PLANS


         The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for both Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III shares (also referred to as "Class R shares"). The purpose of both Plans is encourage the growth and retention of assets of each portfolio subject to a Plan. Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).


         Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, Manulife Financial Services LLC (the "Distributor").

         To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

     - for any expenses relating to the distribution of the shares of the class,

     - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

     - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Currently, both Series I and Series II are paying "service fees" of .15% of average daily net assets. Series III is currently paying a service fee of .15%. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

         Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

         This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

         The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

         During the fiscal year ended December 31, 2002 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES


PORTFOLIO                                      SERVICE FEE PAYMENTS
--------------------------------------------------------------------------------
Internet Technologies Trust.................   $       43,931
Pacific Rim Emerging Markets Trust..........           87,245
Telecommunications Trust....................           18,567
Science & Technology Trust..................          737,025
International Small Cap Trust...............          195,743
Health Sciences Trust.......................           96,630
Aggressive Growth Trust.....................          392,793
Emerging Small Company Trust................          547,145
Small Company Blend Trust...................          240,655
Dynamic Growth Trust........................          164,095
Mid Cap Growth Trust........................           54,655
Mid Cap Opportunities Trust.................           48,009
Mid Cap Stock Trust.........................          236,624
All Cap Growth Trust........................          760,538
Financial Services Trust....................           55,096
Overseas Trust..............................          586,010
International Stock Trust...................          391,888
International Value Trust...................          366,738
Capital Appreciation Trust..................           81,173
Strategic Opportunities Trust...............        1,149,379
Quantitative Mid Cap Trust..................          136,087
Global Equity Trust.........................          658,995
Strategic Growth Trust......................          156,558
All Cap Core Trust..........................          581,485
Large Cap Growth Trust......................          670,493
All Cap Value Trust.........................           46,305
Capital Opportunities Trust.................           56,335
Quantitative Equity Trust...................          518,355
Blue Chip Growth Trust......................        2,026,475
Utilities Trust.............................           30,437
Real Estate Securities Trust................          419,911
Small Company Value Trust...................          469,984
Mid Cap Value Trust.........................          248,145
Value Trust.................................          488,943

Equity-Index Trust..........................              N/A
Tactical Allocation Trust...................          105,411
Fundamental Value Trust.....................          247,875
Growth & Income Trust.......................        2,857,443
U.S. Large Cap Value Trust..................          743,230
Equity-Income Trust.........................        1,677,963
Income & Value Trust........................          756,421
Balanced Trust..............................          230,219
High Yield Trust............................          515,120
Strategic Bond Trust........................          490,895
Global Bond Trust...........................          196,976
Total Return Trust..........................        1,439,455
Investment Quality Bond Trust...............          662,409
Diversified Bond Trust......................          484,616
U.S. Government Securities Trust............        1,008,273
Money Market Trust..........................        2,278,013
Small Cap IndexTrust........................           86,458
International Index Trust...................           77,429
Mid Cap Index Trust.........................          127,613
Total Stock Market Index Trust..............          100,509
500 Index Trust.............................        1,093,432
Lifestyle Aggressive 1000 Trust.............              N/A
Lifestyle Growth 820 Trust..................              N/A
Lifestyle Balanced 640 Trust................              N/A
Lifestyle Moderate 460 Trust................              N/A
Lifestyle Conservative 280 Trust............              N/A
Small -Mid Cap Growth Trust.................            3,327
Small-Mid Cap Trust.........................           13,163
International Equity Select Trust...........           11,192
Select Growth Trust.........................            3,632
Global Equity Select Trust..................            4,108
Core Value Trust............................            4,049
High Grade Bond Trust.......................           16,105


                                SERIES II SHARES


                                                                             DISTRIBUTION PAYMENT TO
                                                   SERVICE FEE       MANUFACTURERS FINANCIAL SECURITIES LLC
PORTFOLIO                                            PAYMENTS                   (THE DISTRIBUTOR)
------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................        $ 1,044                         $ 1,391
Pacific Rim Emerging Markets Trust..........          2,022                           2,697
Telecommunications Trust....................            839                           1,119
Science & Technology Trust..................          4,161                           5,548
International Small Cap Trust...............          2,620                           3,493
Health Sciences Trust.......................          7,037                           9,383
Aggressive Growth Trust.....................          7,103                           9,470
Emerging Small Company Trust................          8,923                          11,897
Small Company Blend Trust...................          8,393                          11,190
Dynamic Growth Trust........................          3,203                           4,271
Mid Cap Growth Trust........................          3,924                           5,233
Mid Cap Opportunities Trust.................          2,886                           3,848
Mid Cap Stock Trust.........................         10,921                          14,562
All Cap Growth Trust........................          6,759                           9,012
Financial Services Trust....................          5,361                           7,147
Overseas Trust..............................         14,070                          18,760
International Stock Trust...................         14,151                          18,869
International Value Trust...................         21,092                          28,122
Capital Appreciation Trust..................          7,839                          10,451
Strategic Opportunities Trust...............          4,353                           5,803
Quantitative Mid Cap Trust..................            865                           1,154

Global Equity Trust.........................          4,071                           5,427
Strategic Growth Trust......................          9,414                          12,552
All Cap Core Trust..........................          6,249                           8,332
Large Cap Growth Trust......................         14,182                          18,910
All Cap Value Trust.........................          3,140                           4,187
Capital Opportunities Trust.................          2,597                           3,462
Quantitative Equity Trust...................          4,138                           5,517
Blue Chip Growth Trust......................         25,582                          34,110
Utilities Trust.............................          2,517                           3,356
Real Estate Securities Trust................         20,486                          27,315
Small Company Value Trust...................         22,991                          30,654
Mid Cap Value Trust.........................         26,630                          35,507
Value Trust.................................          7,573                          10,097
Equity-Index Trust..........................            N/A                             N/A
Tactical Allocation Trust...................          2,444                           3,258
Fundamental Value Trust.....................         22,002                          29,335
Growth & Income Trust.......................         21,050                          28,067
U.S. Large Cap Value Trust..................         29,220                          38,961
Equity-Income Trust.........................         35,885                          47,846
Income & Value Trust........................          9,714                          12,952
Balanced Trust..............................          2,610                           3,479
High Yield Trust............................         20,916                          27,887
Strategic Bond Trust........................         11,777                          15,702
Global Bond Trust...........................          8,650                          11,533
Total Return Trust..........................         86,029                         114,705
Investment Quality Bond Trust...............         15,998                          21,330
Diversified Bond Trust......................         11,909                          15,878
U.S. Government Securities Trust............         52,489                          69,985
Money Market Trust..........................        109,302                         145,736
Small Cap IndexTrust........................          4,141                           5,521
International Index Trust...................          2,617                           3,489
Mid Cap Index Trust.........................          5,687                           7,582
Total Stock Market Index Trust..............          2,478                           3,304
500 Index Trust.............................         15,367                          20,489
Lifestyle Aggressive 1000 Trust.............            N/A                             N/A
Lifestyle Growth 820 Trust..................            N/A                             N/A
Lifestyle Balanced 640 Trust................            N/A                             N/A
Lifestyle Moderate 460 Trust................            N/A                             N/A
Lifestyle Conservative 280 Trust............            N/A                             N/A
Small -Mid Cap Growth Trust.................            N/A                             N/A
Small-Mid Cap Trust.........................          1,365                           1,820
International Equity Select Trust...........          1,040                           1,386
Select Growth Trust.........................            N/A                             N/A
Global Equity Select Trust..................            N/A                             N/A
Core Value Trust............................            N/A                             N/A
High Grade Bond Trust.......................          1,849                           2,466


                               PORTFOLIO BROKERAGE

         Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

         -   price, dealer spread or commission, if any,

         - the reliability, integrity and financial condition of the broker-dealer,

         -   size of the transaction,

         -   difficulty of execution,

         -   brokerage and research services provided, and

         -   confidentiality and anonymity.

         Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

         Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

     Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

         -   the value of securities,

         -   the advisability of purchasing or selling securities,

         - the availability of securities or purchasers or sellers of securities, and

         - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

         To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

         Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

         Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

         Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.


         Brokerage Commissions Paid. For the years ended December 31, 2002, 2001 and 2000, the Trust paid brokerage commissions in connection with portfolio transactions of $35,188,741, $32,382,644 and $30,480,942, respectively, allocated among the portfolios as follows:



PORTFOLIO                                             2002                   2001                      2000
---------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................       $  95,057              $  42,232                 $  12,816(3)
Pacific Rim Emerging Markets Trust..........         122,750                328,475                   285,691
Telecommunications Trust....................          91,562                 38,754(5)                    N/A
Science & Technology Trust..................       1,073,615              1,449,886                 1,373,214
International Small Cap Trust...............       4,602,362              7,611,636                 8,440,319
Health Sciences Trust.......................         166,836                 37,409(5)                    N/A
Aggressive Growth Trust.....................         789,040                599,173                   465,370
Emerging Small Company Trust................         734,959                401,351                   146,790
Small Company Blend Trust...................         367,283                145,413                    79,174
Dynamic Growth Trust........................         238,209                393,045                   103,739(3)
Mid Cap Growth Trust........................         116,422                 30,551(5)                    N/A
Mid Cap Opportunities Trust.................         125,038                 40,011(5)                    N/A
Mid Cap Stock Trust.........................         882,136                390,457                   400,532
All Cap Growth Trust........................       1,068,156              1,053,416                 1,562,480
Financial Services Trust....................          66,509                 37,784(5)                    N/A
Overseas Trust..............................       1,005,796                995,590                 1,790,076
International Stock Trust...................         321,038                368,625                   542,577
International Value Trust...................         593,077                377,589                   359,614

Capital Appreciation Trust..................         218,122                 76,973                     5,943(4)
Strategic Opportunities Trust...............       5,562,523              5,539,294                 2,985,632
Quantitative Mid Cap Trust..................       1,000,592                476,161(5)                    N/A
Global Equity Trust.........................       1,577,719              1,659,102                 1,455,103
Strategic Growth Trust......................         397,697                143,751(5)                    N/A
Growth Trust................................         908,194                858,885                 1,388,033
Large Cap Growth Trust......................       1,083,812              1,062,531                   616,584
All Cap Value Trust.........................         129,936                 73,294(5)                    N/A
Capital Opportunities Trust.................         158,877                 52,986(5)                    N/A
Quantitative Equity Trust...................       1,309,471              1,167,415                 1,047,307
Blue Chip Growth Trust......................       1,526,007              1,443,026                 1,350,048
Utilities Trust.............................          85,105                 41,357(5)                    N/A
Real Estate Securities Trust................         545,457                431,884                 1,418,559
Small Company Value Trust...................         542,906                290,673                   422,969
Mid Cap Value Trust.........................         933,790                230,028(5)                    N/A
Value Trust.................................         567,062                464,503                   328,316
Equity-Index Trust..........................           8,143                  6,876                     8,272
Tactical Allocation Trust...................          23,272                 32,336                    26,488(3)
Fundamental Value Trust.....................         302,795                137,167(5)                    N/A
Growth & Income Trust.......................       2,921,260              1,646,676                 1,753,576
U.S. Large Cap Value Trust..................         893,086                483,125                   397,289
Equity-Income Trust.........................         697,932                811,272                   805,529
Income & Value Trust........................         572,136                351,851                   366,221
Balanced Trust..............................         344,858                320,411                   300,445

PORTFOLIO                                             2002                  2001                      2000
-------------------------------------------------------------------------------------------------------------
High Yield Trust............................            N/A                    3                       310
Strategic Bond Trust........................            N/A                  N/A                       N/A
Global Bond Trust...........................            N/A                5,365                       770
Total Return Trust..........................          3,145               62,979                    36,332
Investment Quality Bond Trust...............            216                  N/A                       N/A
Diversified Bond Trust......................            N/A                  N/A                       N/A
U.S. Government Securities Trust............            N/A                  N/A                       N/A
Money Market Trust..........................            N/A                  N/A                       N/A
Small Cap IndexTrust........................        105,770               58,507                    26,476(3)
International Index Trust...................         12,126               11,592                    89,514(3)
Mid Cap Index Trust.........................         54,948               26,630                    26,420(3)
Total Stock Market Index Trust..............         10,404               16,227                    38,924(3)
500 Index Trust.............................         28,729               32,553                    23,490(3)
Lifestyle Aggressive 1000 Trust.............            N/A                  N/A                       N/A
Lifestyle Growth 820 Trust..................            N/A                  N/A                       N/A
Lifestyle Balanced 640 Trust................            N/A                  N/A                       N/A
Lifestyle Moderate 460 Trust................            N/A                  N/A                       N/A
Lifestyle Conservative 280 Trust............            N/A                  N/A                       N/A
Small -Mid Cap Growth Trust.................          6,057                4,439(6)                    N/A
Small-Mid Cap Trust.........................        152,915                5,753(6)                    N/A
International Equity Select Trust...........         34,538                4,289(6)                    N/A
Select Growth Trust.........................          3,509                4,500(6)                    N/A
Global Equity Select Trust..................          1,534                3,025(6)                    N/A
Core Value Trust............................          4,253                3,808(6)                    N/A
High Grade Bond Trust.......................            N/A                  N/A(6)                    N/A


(3) For the period May 1, 2000 (commencement of operations) to December 31,
    2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

         Brokerage Commissions Paid to Affiliated Brokers
Commission Paid to J.P. Morgan Securities

         For the year ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Overseas Trust..........................      $34,333                     3.41%                          0.10%
Year ended December 31, 2001:
Overseas Trust..........................      $11,737                     1.18%                          0.00%
Year ended December 31, 2000:
Overseas Trust..........................      $     0                        0%                             0%


Commissions Paid to Fidelity Capital Markets

         For the years ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust, the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust as follows:

                                                                                                  % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Overseas Trust..........................          $0                    0.00%                          0.00%
Year ended December 31, 2001:
Overseas Trust..........................          $0                       0%                          0.00%
Year ended December 31, 2000:
Overseas Trust..........................          $0                    0.00%                          0.00%


Commissions Paid to Morgan Stanley & Co., Incorporated

         For the years ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
global equity trust.......................     $169,139                   10.72%                        0.48%
Year ended December 31, 2001:
Global Equity Trust.......................     $      0                    0.00%                        0.00%
Year ended December 31, 2000:
Global Equity Trust.......................     $ 17,981                    1.24%                        0.00%


Commissions Paid to Morgan Stanley International

         For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Global Equity Trust.......................     $     0                    0.00%                         0.00%
Year ended December 31, 2001:
Global Equity Trust.......................     $     0                    0.00%                         0.00%
Year ended December 31, 2000:
Global Equity Trust.......................     $36,403                    2.50%                         0.01%


Commissions Paid to Robert Fleming

         For the years ended December 31, 2002, 2001 and 2000 brokerage commissions were paid to ROBERT FLEMING as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $     0                     0.00%                       0.00%
Year ended December 31, 2001:
International Stock Trust.................      $     0                     0.00%                       0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,317                     1.90%                       0.00%


Commissions Paid to Ord Minnet

         For the years ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $1,787                     0.56%                         0.01%
Year ended December 31, 2001:
International Stock Trust.................      $  760                     0.21%                         0.00%
Year ended December 31, 2000:
International Stock Trust.................      $1,526                     0.28%                         0.00%


Commissions Paid to Jardine Fleming

         For the year ended December 31, 2000 and 2001 and 2002, brokerage commissions were paid to JARDINE FLEMING as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $     0                    0.00%                         0.00%
Year ended December 31, 2001:
International Stock Trust.................      $     0                    0.00%                         0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,461                    1.93%                         0.00%


Commissions Paid to DLJ

         For the year ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to DLJ as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Small Company Value Trust.................      $    0                    0.00%                          0.00%
Year ended December 31, 2001:
Small Company Value Trust.................      $    0                    0.00%                          0.00%
Year ended December 31, 2000:
Small Company Value Trust.................      $5,256                    1.24%                          0.00%


         For the years ended December 31, 2000, 2001 2002, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Small Company Value Trust.................       $  0                      0.00%                        0.00%
Year ended December 31, 2001:
Small Company Value Trust.................       $  0                      0.00%                        0.00%
Year ended December 31, 2000:
Small Company Value Trust.................       $234                      0.06%                        0.00%


                        PURCHASE AND REDEMPTION OF SHARES

         The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

         - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

         - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

         - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

         The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

         Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

         Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

         Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


         Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.


         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

         In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

         -   redeeming shares in kind;

         - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

         -   withholding or reducing dividends;

         - utilizing a net asset value per share based on available market quotations; or

         - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.

                                PERFORMANCE DATA

         Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

         The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.




                                 SERIES I SHARES
                             TOTAL ANNUALIZED RETURN


-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                        37.20%            NA              46.29%          05/01/00
Pacific Rim Emerging Markets Trust(1)              12.53%         -3.50%             -5.29%          10/04/94
Telecommunications Trust                           47.67%           N/A              48.30%(3)       04/30/01
Science & Technology Trust                         40.76%         -8.08%             -5.19%          01/01/97

International Small Cap Trust                      16.73%        -3.41%              -1.13%          03/04/96
Health Sciences Trust                              27.24%          N/A              -13.28%(3)       04/30/01
Aggressive Growth Trust                            24.96%        -4.52%              -3.78%          01/01/97
Emerging Small Company Trust                       29.20%        -1.76%               1.16%          01/01/97



-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
Small Company Blend Trust                          25.55%           N/A           -7.53%           05/01/99
Dynamic Growth Trust                               28.36%            NA           38.50%           05/01/00
Mid Cap Growth Trust                              -30.37%           N/A           27.58%(3)        04/30/01
Mid Cap Opportunities Trust                       -30.22%           N/A           26.98%(3)        04/30/01
Mid Cap Stock Trust                                22.56%           N/A           10.44%           05/01/99
All Cap Growth Trust                               24.41%         -0.93%           2.41%           03/04/96
Financial Services Trust                          -17.88%           N/A           14.86%(3)        04/30/01
Overseas Trust                                     21.44%         -5.22%          -1.03%           01/09/95
International Stock Trust                          21.69%         -5.24%          -4.17%           01/01/97
International Value Trust                          17.84%           N/A            8.62%           05/01/99
Capital Appreciation Trust                        -30.61%           N/A           27.62%           11/01/00
Strategic Opportunities Trust(5)                  -38.77%          7.45%           4.86%(2)        06/18/85
Quantitative Mid Cap Trust                        -22.65%           N/A           24.07%(3)        04/30/01
Global Equity Trust                               -19.11%         -2.39%           5.79%(2)        03/18/88
Strategic Growth Trust                            -28.04%           N/A           23.84%(3)        04/30/01
All Cap Core Trust                                 25.23%         -6.18%           0.11%           07/15/96
Large Cap Growth Trust                            -22.83%         -4.09%           3.92%(2)        08/03/89

All Cap Value Trust                               -27.83%           N/A          -17.29%(3)        04/30/01
Capital Opportunities Trust                       -27.20%           N/A           24.64%(3)        04/30/01
Quantitative Equity Trust                         -27.78%         -1.78%           6.99%(2)        04/30/87
Blue Chip Growth Trust                            -24.26%         -0.71%           5.98%           12/11/92
Utilities Trust                                   -23.46%           N/A           28.44%(3)        04/30/01
Real Estate Securities Trust(1)                     2.58%          0.45%           8.39%(2)        04/30/87
Small Company Value Trust                          -5.93%          1.78%           0.81%           10/01/97
Mid Cap Value Trust                               -10.11%           N/A           -3.55%(3)        04/30/01
Value Trust                                       -22.80%         -1.02%           2.51%           01/01/97
Equity Index Trust(1)                              22.30%         -0.84%           5.77%           02/14/96
Tactical Allocation Trust                          23.21%            NA           15.21%           05/01/00
Fundamental Value Trust                           -16.20%           N/A           13.40%(3)        04/30/01
Growth & Income Trust                              24.33%         -1.28%           8.34%(2)        04/23/91
U.S. Large Cap Value Trust                         25.18%           N/A           -6.88%           05/01/99
Equity-Income Trust                               -13.28%          2.31%           9.54%           02/19/93
Income & Value Trust                              -15.93%          2.19%           6.38%(2)        08/03/89
Balanced Trust                                     14.36%         -4.76           -1.33%           01/01/97



-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
High Yield Trust                                    6.65%         -2.31%            0.08%          01/01/97
Strategic Bond Trust                                8.96%          5.18%            7.27%          02/19/93
Global Bond Trust                                  20.12%          4.28%            7.08%(2)       03/18/88
Total Return Trust                                  9.52%           N/A             7.45%          05/01/99

Investment Quality Bond Trust                       9.94%          6.63%            6.88%(2)       06/18/85
Diversified Bond Trust                              7.61%          7.22%            7.88%(2)       08/03/89
U.S. Government Securities Trust                    7.99%          6.57%            6.59%(2)       03/18/88
Money Market Trust(1)                               1.18%          4.05%            5.14%(2)       06/18/85
Small Cap Index Trust                             -21.47%            NA            10.39%          05/01/00
International Index Trust                          17.15%            NA            18.48%          05/01/00
Mid Cap Index Trust                                15.16%            NA            -4.14%          05/01/00
Total Stock Market Index Trust                     21.29%            NA            16.03%          05/01/00
500 Index Trust                                    22.53%            NA            16.71%          05/01/00
Lifestyle Aggressive 1000 Trust                    20.71%         -4.83%           -2.38%          01/07/97
Lifestyle Growth 820 Trust                         15.84%         -1.67%            0.77%          01/07/97
Lifestyle Balanced 640 Trust                        9.95%          0.88%            2.99%          01/07/97
Lifestyle Moderate 460 Trust                        4.07%          3.22%            4.91%          01/07/97
Lifestyle Conservative 280 Trust                    1.80%          5.38%            6.50%          01/07/97
Small-Mid Cap Growth Trust                        -34.32%           N/A            30.75%(4)       07/16/01
Small-Mid Cap Trust                               -17.75%           N/A            15.05%(4)       07/16/01
International Equity Select Trust                 -11.65%           N/A            10.56%(4)       07/16/01
Select Growth Trust                               -30.64%           N/A            24.83%(4)       07/16/01
Global Equity Select Trust                        -13.61%           N/A            11.02%(4)       07/16/01
Core Value Trust                                  -20.82%           N/A            17.60%(4)       07/16/01
High Grade Bond Trust                              11.01%           N/A             9.76%(4)       07/16/01

                                SERIES II SHARES
                             TOTAL ANNUALIZED RETURN


-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH   DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002     AVAILABLE
-------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                         NA              NA             36.87%         01/28/02
Pacific Rim Emerging Markets Trust(1)               NA              NA            -12.27%         01/28/02
Telecommunications Trust                            NA              NA            -44.58%(3)      01/28/02
Science & Technology Trust                          NA              NA            -39.81%         01/28/02
International Small Cap Trust                       NA              NA            -17.09%         01/28/02
Health Sciences Trust                               NA              NA            -23.63%(3)      01/28/02
Aggressive Growth Trust                             NA              NA            -23.10%         01/28/02
Emerging Small Company Trust                        NA              NA            -26.62%         01/28/02
Small Company Blend Trust                           NA              NA            -23.63%         01/28/02
Dynamic Growth Trust                                NA              NA             22.73%         01/28/02
Mid Cap Growth Trust                                NA              NA            -29.66%(3)      01/28/02
Mid Cap Opportunities Trust                         NA              NA            -28.14%(3)      01/28/02
Mid Cap Stock Trust                                 NA              NA            -21.62%         01/28/02
All Cap Growth Trust                                NA              NA            -23.12%         01/28/02
Financial Services Trust                            NA              NA            -16.90%(3)      01/28/02
Overseas Trust                                      NA              NA            -18.49%         01/28/02
International Stock Trust                           NA              NA            -24.29%         01/28/02
International Value Trust                           NA              NA            -16.00%         01/28/02
Capital Appreciation Trust                          NA              NA            -28.98%         01/28/02
Strategic Opportunities Trust(5)                    NA              NA            -35.53%(2)      01/28/02
Quantitative Mid Cap Trust                          NA              NA            -21.44%(3)      01/28/02
Global Equity Trust                                 NA              NA            -17.33%(2)      01/28/02
Strategic Growth Trust                              NA              NA            -25.05%(3)      01/28/02
All Cap Core Trust                                  NA              NA            -23.53%         01/28/02
Large Cap Growth Trust                              NA              NA            -22.15%(2)      01/28/02
All Cap Value Trust                                 NA              NA            -27.63%(3)      01/28/02
Capital Opportunities Trust                         NA              NA            -24.25%(3)      01/28/02
Quantitative Equity Trust                           NA              NA            -26.34%(2)      01/28/02
Blue Chip Growth Trust                              NA              NA            -22.86%         01/28/02
Utilities Trust                                     NA              NA            -19.04%(3)      01/28/02
Real Estate Securities Trust(1)                     NA              NA              3.05%(2)      01/28/02

Small Company Value Trust                           NA              NA            -6.20%          01/28/02
Mid Cap Value Trust                                 NA              NA            -7.05%(3)       01/28/02
Value Trust                                         NA              NA            -21.87%         01/28/02
Equity Index Trust                                  NA              NA                NA           1/28/02
Tactical Allocation Trust                           NA              NA             22.30%         01/28/02
Fundamental Value Trust                             NA              NA            -14.46%(3)      01/28/02
Growth & Income Trust                               NA              NA            -22.83%(2)      01/28/02
U.S. Large Cap Value Trust                          NA              NA            -23.61%         01/28/02
Equity-Income Trust                                 NA              NA            -12.89%         01/28/02
Income & Value Trust                                NA              NA            -15.02%(2)      01/28/02
Balanced Trust                                      NA              NA            -13.67%         01/28/02
High Yield Trust                                    NA              NA             -7.42%         01/28/02
Strategic Bond Trust                                NA              NA              7.46%         01/28/02
Global Bond Trust                                   NA              NA             21.21%(2)      01/28/02
Total Return Trust                                  NA              NA              8.51%         01/28/02
Investment Quality Bond Trust                       NA              NA              9.02%(2)      01/28/02
Diversified Bond Trust                              NA              NA              7.21%(2)      01/28/02
U.S. Government Securities Trust                    NA              NA              7.53%(2)      01/28/02
Money Market Trust(1)                               NA              NA              1.18%(2)      01/28/02
Small Cap Index Trust                               NA              NA             19.95%         01/28/02
International Index Trust                           NA              NA             13.35%         01/28/02
Mid Cap Index Trust                                 NA              NA            -15.07%         01/28/02
Total Stock Market Index Trust                      NA              NA             20.36%         01/28/02
500 Index Trust                                     NA              NA             21.59%         01/28/02
Lifestyle Aggressive 1000 Trust                     NA              NA            -18.74%         01/28/02
Lifestyle Growth 820 Trust                          NA              NA            -14.40%         01/28/02
Lifestyle Balanced 640 Trust                        NA              NA             -9.18%         01/28/02
Lifestyle Moderate 460 Trust                        NA              NA             -3.77%         01/28/02
Lifestyle Conservative 280 Trust                    NA              NA              1.83%         01/28/02
Small-Mid Cap Growth Trust                          NA              NA                NA          01/28/02
Small-Mid Cap Trust                                 NA              NA             -4.18%(3)      01/28/02
International Equity Select Trust                   NA              NA             -2.12%(3)      01/28/02
Select Growth Trust                                 NA              NA                NA          01/28/02
Global Equity Select Trust                          NA              NA                NA          01/28/02
Core Value Trust                                    NA              NA                NA          01/28/02
High Grade Bond Trust                               NA              NA              1.77%         01/28/02


(1) On December 31, 1996,  Manulife Series Fund, Inc. merged with the Trust.

portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2)10 Years

(3) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Health Sciences, Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Capital Appreciation, the Lifestyle Trusts, Small-Mid Cap Growth Trust, Small-Mid Cap Trust, International Equity Select Trust, Select Growth Trust, Global Equity Select Trust, Core Value Trust and High Grade Bond Trust.




The Trust may also from time to time include in advertising and sales literature the following:

         - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

         - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

         - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

         -   Dow Jones Industrial Average,

         - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

         -   S&P 500 Index,

         -   Value Line Composite, and

         - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

         -   SEI,

         - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

         - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

         -   Frank Russell International Universe, and

         - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

- The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

- The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

Currently, the two insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

         Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife New York, Manufacturers USA or of other insurance companies;

(b)  Manulife New York and Manufacturers USA;

(c)  MSS;

(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife New York, Manufacturers USA or MSS, and

(e)  any trustee of a qualified pension or retirement plan.

As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

Voting of Shares by the Insurance Companies. Manulife New York and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

         Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

  EXISTING NAME                                  PRIOR NAME                           DATE OF CHANGE
  -------------                                  ----------                           --------------
Blue Chip Growth                            Pasadena Growth                          October 1, 1996
Quantitative Equity                         Common Stock                             December 31, 1996
Equity-Income                               Value Equity                             December 31, 1996
Emerging Small Company                      Emerging Growth                          November 2, 1998
Large Cap Growth                            Aggressive Asset Allocation              May 1, 1999
Income & Value                              Moderate Asset Allocation                May 1, 1999
Diversified Bond                            Conservative Asset Allocation            May 1, 1999
Overseas                                    International Growth & Income            May 1, 1999
Mid Cap Growth                              Small/Mid Cap                            May 1, 1999
Aggressive Growth                           Pilgrim Baxter Growth                    May 1, 1999
Global Bond                                 Global Government Bond                   May 1, 1999
Mid Cap Blend                               Equity                                   May 1, 1999
All Cap Growth                              Mid Cap Growth                           May 1, 2000
Mid Cap Blend                               Strategic Opportunities                  April 30, 2001
Growth                                      All Cap Core                             November 25, 2002
U.S. Large Cap Value                        U.S. Large Cap                           May 1, 2003
Capital Opportunities                       Strategic Value                          May 1, 2003
Tactical Allocation                         Global Allocation                        May 1, 2003


                            ORGANIZATION OF THE TRUST


Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.




Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

         Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

         The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

         - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

         - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

         - Issue additional series of shares or separate classes of existing series of shares.

         Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

         Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may

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

cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS


         The financial statements of the Trust at December 31, 2002, are incorporated herein by reference from the Trust's most recent Annual Report and Semi Annual report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.



The Board of Trustees of Manufacturers Investment Trust has approved agreements and plans of reorganizations ("Agreements") between Science & Technology Trust, Telecommunications Trust and Internet Technologies Trust and between Dynamic Trust, Mid Cap Growth Trust and Mid Cap Opportunities Trust. A Special Meeting of Shareholders of these portfolios is scheduled to be held on May 1, 2003, to seek approval of the reorganizations. If the Agreements are approved at the Meeting, the reorganizations are expected to become effective after the close of business on May 2, 2003.


                             INDEPENDENT ACCOUNTANTS


         The financial statements of the Trust at December 31, 2002, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 160 Federal Street, Boston, MA 02110.


                                    CUSTODIAN

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State Street Bank and Trust Company, ("State Street") 225 Franklin Street,
Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

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                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

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

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

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

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Manufacturers Investment Trust, certifies that it meet all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of April, 2003.


                                              MANUFACTURERS INVESTMENT TRUST
                                                        (Registrant)

                                              By: /s/ James D. Gallagher
                                                  ----------------------
                                                  James D. Gallagher, President

Attest:

/s/ Betsy Anne Seel
-------------------
Betsy Anne Seel, Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of April, 2003.


*_____________________                      Trustee
Don B. Allen

*_____________________                      Trustee
Charles L. Bardelis

*_____________________                      Trustee
John D. DesPrez, III

*_____________________                      Trustee
Samuel Hoar

*_____________________                      Trustee and Chairman
John D. Richardson

*_____________________                      Trustee
F. David Rolwing

/s/ James D. Gallagher                      President
---------------------                       (Chief Executive Officer)
James D. Gallagher

*_____________________                      Treasurer
John Ostler                                 Treasurer (Principal Financial and
                                              Accounting Officer)

*By   /s/ James D. Gallagher
      ----------------------
      James D. Gallagher
      Attorney-in-Fact Pursuant to
      Powers of Attorney

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

         (a)(1) Agreement and Declaration of Trust dated September 29, 1988 -- previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(2) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust" dated May 1, 1989 -- previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(3) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 -- previously filed as exhibit (1)(c) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(4) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 -- previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(5) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust" dated April 16, 1991 -- previously filed as exhibit
                  (1)(e) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(6) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities Trust" dated June 14, 1991 -- previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(7) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth Trust, Growth Trust and Strategic Income Trust dated August 7, 1992 -- previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(8) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust" dated April 4,1993 -- previously filed as exhibit (1)(h) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(9) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 -- previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on February 28, 1996.

         (a)(10) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 -- previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

         (a)(11) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 -- previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

         (a)(12) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 -- previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.

         (a)(13) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Value Trust, High Yield Trust, International Stock Trust, Science & Technology Trust, Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real Estate Securities Trust, Capital Growth Bond Trust, Equity Index Trust, Common Stock Trust, Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" -- previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 18, 1996.

         (a)(14) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small Company Value Trust dated September 30, 1997 -- previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.

         (a)(15) Amendment to the Agreement and Declaration of Trust (name change) -- previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.

         (a)(16) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock -- previously filed as exhibit (a)(15) to post effective amendment no. 41 filed on March 1, 1999.

         (a)(17) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Dynamic Growth, Internet Technologies, Tactical Allocation, 500 Index, Mid Cap Index, Small Cap Index, Total Stock Market Index and International Index Trusts -- previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

         (a)(18) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Capital Appreciation Trust - previously filed as exhibit (a)(18) to post effective amendment no. 43 filed on August 17, 2000.

         (a)(19) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 - previously filed as exhibit (a) (19) to post effective amendment no. 45 filed on February 9, 2001.

         (a)(20) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.

         (a)(20) Form of Establishment and Designation of Classes of Shares - -- previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.


         (A)(22) Form of Establishment and Designation of Additional Class of Shares - Previously filed as exhibit (a)(22) to post effective amendment no. 56 filed on February 14, 2003.

         (a)(23) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 - Filed Herewith



         (a)(24) Form of redesignation of Name for Certain Portfolios - Filed Herewith


         (b) By-laws of Manufacturers Investment Trust -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

         (c) Form of Specimen Share Certificate -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

         (d)(1) Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC - previously filed as exhibit (d)(1) to post-effective amendment no. 41 filed March 1, 1999.

        (d)(1)(a) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

        (d)(1)(b) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the Capital Appreciation Trust - previously filed as exhibit (d)(1)(b) to post effective amendment no. 43 filed on August 17, 2000.

        (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the new portfolios to be added April 30, 2001 - previously filed as exhibit (d) (1) (C) to post effective amendment no. 45 filed on February 9, 2001.

        (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the new portfolios to be added July 16, 2001 - -- previously filed as exhibit (d)(1)
                  (C) to post effective amendment no. 47 filed on May 1, 2001.

        (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the new portfolios to be added July 16, 2001 - -- previously filed as exhibit (d)(1)
                  (C) to post effective amendment no. 47 filed on May 1, 2001.


        (d)(1)(D) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the portfolios to be added May 1, 2003 --Filed Herewith


         (d)(2) Subadvisory Agreement Between Manufacturers Securities Services, LLC and Wellington Management Company LLP - previously filed as exhibit (d)(2) to post effective amendment no. 41 filed March 1, 1999.

         (d)(3) Subadvisory Agreement Between Manufacturers Securities Services, LLC and Salomon Brothers Asset Management Inc -- previously filed as exhibit (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

         (d)(4) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited -- previously filed as exhibit (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.

         (d)(5) Subadvisory Agreement between Manufacturers Securities Services, LLC and Founders Asset Management LLC - previously filed as exhibit (5)(b)(vi) to post effective amendment no. 40 filed April 30, 1998.

         (d)(6) Subadvisory Agreement between Manufacturers Securities Services, LLC and T. Rowe Price Associates, Inc. - previously filed as exhibit (d)(8) to post-effective amendment no. 41 filed March 1, 1999.

         (d)(7) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Rowe Price-Fleming International, Inc. adding the International Stock Trust -- previously filed as exhibit
                  (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

         (d)(8) Subadvisory Agreement between NASL Financial Services, Inc. and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

         (d)(9) Subadvisory Agreement between NASL Financial Services, Inc. and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.

         (d)(10) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust -- previously filed as exhibit (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.

         (d)(11) Form of Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.

       (d)(11)(a) Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation regarding the Lifestyle Trusts - -- previously filed as exhibit (d)(11)(a) to post effective amendment no. 42 filed on March 1, 2000.

       (d)(11)(b) Form of Subadvisory Consulting Agreement between
                  Manufacturers Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts -- previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

         (d)(12) Subadvisory Agreement between Manufacturers Securities Services, LLC and Fidelity Management Trust Company -- previously filed as exhibit (d)(14) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(13) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and AXA Rosenberg Investment Management LLC - previously filed as exhibit (d)(15) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(14) Subadvisory Agreement between Manufacturers Securities Services, LLC and A I M Capital Management, Inc. - previously filed as exhibit (d)(16) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(15) Subadvisory Agreement between Manufacturers Securities Services, LLC and Capital Guardian Trust Company -- previously filed as exhibit (d)(17) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(16) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Franklin Advisers, Inc. -- previously filed as exhibit (d)(18) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(17) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Pacific Investment Management Company - previously filed as exhibit (d)(19) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(18) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and State Street Global Advisors - previously filed as exhibit (d)(20) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(19) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Templeton Investment Counsel, Inc. - previously filed as exhibit (d)(21) to post-effective amendment no. 41 filed on March 1, 1999.

         (d)(20) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Jennison Associates LLC - previously filed as exhibit (d)(20) to post-effective amendment no. 43 filed on August 17, 2000

         (d)(21) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and (a) Cohen and Steers, (b) Dreyfus, (c) MFS,
                  (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam,
                  (h) FMR and (i) SSgA Funds Management (2 agreements)- previously filed as exhibit (d)(2) to post-effective amendment no. 46 filed on April 12, 2001.

         (d)(22) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and (a) Allegiance Capital, (b) Kayne Anderson,
                  (c) Lazard Asset Management, (d) Navellier Management, (e) Rorer Asset Management, (f) Roxbury Capital Management - -- previously filed as exhibit (d) (22) to post effective amendment no. 47 filed on May 1, 2001.

         (d) (23) Form of Subadvisory Agreement Amendment between Manufacturers Securities Services, LLC and (a) AIM, (b) Capital Guardian, (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g) Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds Management, (l) T. Rowe Price. - previously filed as exhibit (d)(23) to post-effective amendment no. 48 filed on March 1, 2002.




         (e) Form of Distribution Agreement between Manufacturers Investment Trust and Manulife Financial Services LLC - previously filed as exhibit (e) to post-effective amendment no. 38 filed on March 1, 2002.

         (f)      Not Applicable

         (g) Custodian Agreement Between NASL Series Fund, Inc. and State Street Bank and Trust Company dated March 24, 1988 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.




         (i)(1) Opinion and Consent of Ropes & Gray dated October 27, 1988. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

         (i)(2) Opinion and Consent of Tina M. Perrino, Esq. dated April 12, 1991. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

         (i)(3) Opinion and Consent of Tina M. Perrino, Esq. dated October 22, 1992. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

         (i)(4) Opinion and Consent of Betsy A. Seel, Esq. dated October 19, 1994. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

         (i)(5) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(v) to post effective amendment no. 30 filed December 14, 1995.

         (i)(6) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(vi) to post effective amendment no. 33 filed July 10, 1996.

         (i)(7) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (10)(a)(vii) to post-effective amendment no. 35 filed on December 18, 1996.

         (i)(8) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (i)(8) to post-effective amendment no. 41 filed on March 1, 1999.

         (i)(9) Opinion and Consent of Betsy Anne Seel, Esq. - previously filed as exhibit (i)(9) to post effective amendment no. 42 filed on March 1, 2000.

         (i)(10) Opinion and Consent of Betsy Anne Seel, Esq. - previously filed as exhibit (i)(10) to post-effective amendment no. 44 filed on October 27, 2000.

         (i)(11) Opinion and Consent of Betsy Anne Seel, Esq. regarding new portfolios to be added April 30, 2001 - previously filed as exhibit (i)(11) to post-effective amendment no. 46 filed on April 12, 2001.

         (i)(12) Opinion and Consent of Betsy Anne Seel, Esq. regarding new portfolios to be added April 30, 2001 -previously filed as exhibit (i)(12) to post-effective amendment no. 47 filed on May 1, 2001.


         (i)(13) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios to be added May 1, 2003 - Filed Herewith



         (j)      Consent of PricewaterhouseCoopers LLP - Filed Herewith


         (k)      Not Applicable

         (l)      Not Applicable

         (m) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred to as Series I and Series II 12b-1 Plans) - previously filed as Exhibit (m) to post-effective amendment no. 49 filed on July 19, 2002.


         (m)(1)   Rule 12b-1 Plan for Series III - Filed Herewith


         (n) Rule 18f-3 Plan - previously filed as exhibit (n) to post-effective amendment no. 48 filed on March 1, 2002.


         (n)(1)   Amended and Restated Rule 18f-3 Plan - Filed Herewith


         (o)      Not Applicable

         (p)(1) Code of Ethics of the Trust, Manufacturers Securities Services, LLC, AXA Rosenberg Investment Management LLC, Capital Guardian Trust Company, Franklin Advisers, Inc., Manufacturers Adviser Corporation, Miller Anderson & Sherrerd, LLP, Morgan Stanley Asset Management Inc., Pacific Investment Management Company, Rowe Price-Fleming International, Inc., Salomon Brothers Asset Management Inc, State Street Global Advisors, T. Rowe Price Associates, Inc., Templeton Investment Counsel, Inc.,

                  Wellington Management Company, LLP - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

         (p)(2) Code of Ethics of Jennison Associates, LLC - previously filed as exhibit (p)(2) to post-effective amendment no. 43 filed on August 17, 2000.

         (p)(3) Code of Ethics of Janus Capital Corporation - previously filed as exhibit (p)(4) to post-effective amendment no. 43 filed on August 17, 2000.

         (p)(4) Code of Ethics of AIM Capital Management, Inc., Fidelity Management Trust Company, Founders Asset Management LLC - previously filed as exhibit (p)(4) to post-effective amendment no. 44 filed on October 27, 2000.

         (p)(5) Code of Ethics of Massachusetts Financial Services Company, Dreyfus Corporation, Davis Select Advisers, L.P., INVESCO Funds Group, Inc., Lord Abbett & Co., Putnam Investment Management, Inc., AIM Capital Management, Inc., Cohen & Steers Capital Management, Inc. Fidelity Management Trust Company - previously filed as exhibits (p)(5) to post effective amendment no. 45 filed on February 9, 2001.

         (p)(5) Code of Ethics of Allegiance Capital, Kayne Anderson, Lazard, Navellier Management, Rorer Asset Management, Roxbury Capital Management- -- previously filed as exhibit (P) (5) to post effective amendment no. 47 filed on May 1, 2001.





         (p)(7) Code of Ethics of Mercury Advisors - previously filed as exhibit (p)(7) to post effective amendment no. 56 filed on February 14, 2003.


         (q)(1) Powers of Attorney - Don B. Allen, Charles L. Bardelis, Samuel Hoar, Robert J. Myers, Trustees, dated September 27, 1996. previously filed as exhibit (18)(b) to post-effective amendment no. 38 filed September 17, 1997.

         (q)(2) Power of Attorney -- John D. DesPrez III, President -- previously filed as exhibit (18)(e) to post-effective amendment no. 34 filed on October 4, 1996.

         (q)(3) Power of Attorney -- John D. Richardson, Chairman of the Board, and F. David Rolwing, Trustee -- previously filed as exhibit (18)(e) to post-effective amendment no. 36 filed on April 30, 1997.

         (q)(4) Power of Attorney - John D. DesPrez, III, Trustee - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         The Trust has two shareholders:

(i) The Manufacturers Life Insurance Company of New York ("Manulife New York"),

(ii) The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA").

Manulife New York and Manulife USA hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts are also shareholders of certain of the non-Lifestyle Trust portfolios. The companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940. The Trust will vote all shares of a portfolio issued to a Lifestyle Trust in proportion to such instructions.

                         MANULIFE FINANCIAL CORPORATION

                                             CORPORATE ORGANIZATION LIST
                                                 AS OF DECEMBER 31, 2002


                                                                        LEGAL         % OF          JURISDICTION OF
AFFILIATE                                                                ID          EQUITY         INCORPORATION
------------------------------------------------------------------------------------------------------------------
Manulife Financial Corporation                                              2            100          Canada
  The Manufacturers Life Insurance Company                                  1            100          Canada
     Manulife Bank of Canada                                               58            100          Canada
     Manulife Financial Services Inc.                                     190            100          Canada
     Manulife Securities International Ltd.                                79            100          Canada
     Enterprise Capital Management Inc.                                                   20          Ontario
     Cantay Holdings Inc.                                                  51            100          Ontario
     FNA Financial Inc.                                                   115            100          Canada
       Elliot & Page Limited                                              116            100          Ontario
     NAL Resources Limited                                                117            100          Alberta
     3550435 Canada Inc.                                                  107            100          Canada
       MFC Insurance Company Limited                                      106            100          Canada
       CMG Life Insurance Company, Inc.                                   104            100          Philippines
         CMG Plans, Inc.                                                  155            100          Philippines
     Manulife Canada Ltd.                                                 157            100          Canada
     1293319 Ontario Inc.                                                 170            100          Ontario
     Manulife International Capital Corporation Limited                   135            100          Ontario
       Golf Town Canada Inc.                                              145          43.44          Canada
       Regional Power Inc.                                                136             80          Ontario
                         Addalam Power Corporation (1).                                   50          Philippines
       VFC Inc.                                                                        27.43          Canada
       Luxell Technologies Inc.                                                        10.24          Ontario
       Avotus Corp.                                                                    10.45          Canada
     Canaccord Holdings Ltd.                                                           12.82          British
                                                                                                      Columbia
     3426505 Canada Inc.                                                  161            100          Canada
     First North American Insurance Company                               111            100          Canada
     NAL Resources Management Limited                                     120            100          Canada
     Seamark Asset Management Ltd.                                        118          35.01          Canada
     Resolute Energy Inc.                                                              11.74          Alberta
     Micro Optics Design Corporation                                                   17.69          Nevada
     Innova Lifesciences Corporation                                                   14.03          Ontario
     PK Liquidating Company I, LLC                                                     18.66          Delaware
     2015401 Ontario Inc.                                                                100          Ontario
     2015500 Ontario Inc.                                                                100          Ontario
     PK Liquidating Company II, LLC                                                       18          Delaware
     Cavalier Cable, Inc.(2)                                                              78          Delaware
     The Manufacturers Investment Corporation                              87            100          Michigan
       Manulife Reinsurance Limited                                        67            100          Bermuda
       The Manufacturers Life Insurance Company (U.S.A.)                   19            100          Michigan
          Ironside Venture Partners II LLC                                197            100          Delaware
          ESLS Investment Limited, LLC                                    167             25          Ohio
--------------------------------------------------------------------------------------------------------------

                                                                      LEGAL ID         % OF         JURISDICTION OF
AFFILIATE                                                                              EQUITY       INCORPORATION
--------------------------------------------------------------------------------------------------------------------
         The Manufacturers Life Insurance Company of America               17            100          Michigan
         Manulife Financial Securities LLC                                  5            100          Delaware
         ManuLife Service Corporation                                       7            100          Colorado
         Aegis Analytic Corporation                                                    15.41          Delaware
         Manulife Property Management of Washington, D.C., Inc.                          100          Wash.,D.C.
         Ennal, Inc.                                                      124            100          Ohio
         Dover Leasing Investments, LLC                                   139             99          Delaware
         Manufacturers Securities Services, LLC                            97             60(3)       Delaware
         the Manufacturers Life Insurance Company of New York              94            100          New York
         Ironside Venture Partners I LLC                                  196            100          Delaware
           Newriver Investor Communications Inc.                                       11.97          Delaware
           MCC Asset Management, Inc.                                     186            100          Delaware
         MFC Global Investment Management (U.S.A.) Limited                  6            100          Colorado
         Manulife Leasing Co., LLC                                                        80          Delaware
         Flex Holding, LLC                                                              27.7          Delaware
           Flex Leasing I, LLC                                                         99.99          Delaware
         Flex Leasing II, LLC                                                           19.6          Delaware
         Polymerix Corporation                                                          18.7          Delaware
         Tissueinformatics Inc.                                                        14.71          Delaware
     MFC Global Fund Management (Europe) Limited                           64            100          U.K.
     MFC Global Investment Management (europe) Limited                                   100          U.K.
     WT (SW) Properties Ltd.                                               82            100          U.K.
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                 138            100          Germany
     Manulife International Holdings Limited                              152            100          Bermuda
       Manulife Provident Funds Trust Company Limited                     163            100          Hong Kong
       Manulife Funds Direct (Barbados) Limited                            78            100          Barbados
         P.T. Manulife Aset Manajemen Indonesia                                           55          Indonesia
         Manulife Asset Management (Hong Kong) Limited                                   100          Hong Kong
       Manulife (International) Limited                                    28            100          Bermuda
         The Manufacturers (Pacific Asia) Insurance Company Limited        61            100          Hong Kong
                           Manulife Consultants Limited                                  100          Hong Kong
                           Manulife Financial Shareholdings Limited                      100          Hong Kong
         Manulife Financial Management Limited                                           100          Hong Kong
         Manulife Financial Group Limited                                                100          Hong Kong
         Manulife Financial Investment Limited                                           100          Hong Kong
         Manulife-Sinochem Life Insurance Co. Ltd.                         43             51          China
     Manulife (Vietnam) Limited                                           188            100          Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                  164            100          Philippines
       Manulife Financial Plans, Inc.                                     187            100          Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                 42             71          Indonesia
       P.T. Buanadaya Sarana Informatika                                                 100          Indonesia
                  P.T. Asuransi Jiwa Arta Mandiri Prima                                  100          Indonesia
     Manulife (Singapore) Pte. Ltd.                                        14            100          Singapore
     Manulife Holdings (Bermuda) Limited                                  147            100          Bermuda
                           Manufacturers Life Reinsurance Limited          49            100          Barbados
         Manulife Management Services Ltd.                                191            100          Barbados
         Manufacturers P&C Limited                                         36            100          Barbados
     Manulife European Holdings (Alberta) Limited                         146            100          Alberta
       Manulife Hungary Holdings KFT                                      149             99(4)       Hungary
     MLI Resources Inc.                                                   193            100          Alberta
------------------------------------------------------------------------------------------------------------------

                                                                      LEGAL             % OF       JURISDICTION OF
AFFILIATE                                                               ID             EQUITY       INCORPORATION
---------------------------------------------------------------------------------------------------------------------
       Manulife Life Insurance Company                                    180             35(5)       Japan
       Manulife Century Investments (Bermuda) Limited                     172            100          Bermuda
         Manulife Century Investments (Luxembourg) S.A.                   173            100          Luxembourg
           Manulife Century Investments (Netherlands) B.V.                174            100          Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                 175            100          Bermuda
             Manulife Century Holdings (Netherlands) B.V.                 195            100          Netherlands
                Kyoritsu Confirm Co., Ltd.                                179           90.9(6)       Japan
                Manulife Premium Collection Co., Ltd.                     178             57(7)       Japan
     Manulife Holdings (Hong Kong) Limited                                 15            100          Hong Kong
     Manulife (Malaysia) SDN.BHD.                                          74            100          Malaysia
     Manulife Financial Systems (Hong Kong) Limited                        53            100          Hong Kong
     MF Leasing (Canada) Inc.                                             169            100          Ontario
     Manulife Data Services Inc.                                           81            100          Barbados
---------------------------------------------------------------------------------------------------------------------



(1)      Inactive Subsidiaries are noted in italics.



(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).



(3) 40% of Manufacturers Securities Services, LLC is owned by the Manufacturers Life Insurance Company of New York.



(4)      1% of Manulife Hungary Holdings KFT is owned by MLI Resources Inc.



(5) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.



(6) 9.1% OF Kyoritsu Confirm Co., LTD. is owned by Manulife Life Insurance Company.



(7) 33% of Manulife Premium Collection Co., LTD. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.


ITEM 25. INDEMNIFICATION

         Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is herein incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

          Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by Manufacturers Securities Services, LLC (the successor to NASL Financial Services, Inc.), the Registrant's investment adviser, at its offices at 73 Tremont Street, Boston, Massachusetts 02108, by Fidelity Management & Research Company, the investment subadviser to the Mid Cap Blend, Large Cap Growth and Overseas Trusts, at its offices at 82 Devonshire Street, Boston, MA 02109,

by Wellington Management Company, LLP, the investment subadviser to the Mid Cap Stock, Growth & Income and Investment Quality Bond Trusts, at its offices at 75 State Street, Boston, Massachusetts 02109, by Salomon Brothers Asset Management Inc, the investment subadviser to the U.S. Government Securities and Strategic Bond Trusts, at its offices at 7 World Trade Center, New York, New York 10048,

by Founders Asset Management LLC, the investment subadviser for the International Small Cap and Balanced Trusts, at its offices at 2930 East Third Avenue, Denver, Colorado 80206,

by T. Rowe Price Associates, Inc., the investment subadviser to the Blue Chip Growth, Science & Technology and Equity-Income Trusts, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

by Rowe Price-Fleming International, Inc., the investment subadviser to the International Stock Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

by Morgan Stanley Asset Management Inc., the investment subadviser of the Global Equity Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020,

by Miller Anderson & Sherrerd, LLP, the investment subadviser to the Value and High Yield Trusts, at its offices at One Tower Bridge, Conshohocken PA 19428,

by Manufacturers Adviser Corporation, the investment subadviser to the Pacific Rim Emerging Markets, Real Estate Securities, Equity Index, International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, 500 Index, Quantitative Equity, Lifestyle and Money Market Trusts, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5,

by AXA Rosenberg Investment Management LLC, the investment subadviser to the Small Company Value Trust, at its offices at Four Orinda Way, Orinda, California 94563,

by A I M Capital Management, Inc., the investment subadviser to the All Cap Growth and Aggressive Growth Trusts, at its offices at 11 Greenway Plaza, Houston, Texas, 77046,

by Capital Guardian Trust Company, the investment subadviser to the Small Company Blend, U.S. Large Cap Value, Income & Value and Diversified Bond Trusts, at its offices at 333 South Hope Street, Los Angeles, California 90071,

by Pacific Investment Management Company, the investment subadviser to the Global Bond and Total Return Trusts, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660,

by Templeton Investment Counsel, Inc., the investment subadviser to the International Value Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

by Franklin Advisers, Inc. the investment adviser to the Emerging Small Company Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

by SSgA Funds Management, Inc., the investment adviser to the Growth Trust and the subadviser consultant to the Lifstyle Trusts, at its offices at One International Place, Boston, Massachusetts 02110.

by Janus Capital Corporation, the investment adviser to the Dynamic Growth Trust, at its offices at 100 Fillmore Street, Denver, Colorado 80206-4928.

by Munder Capital Management, the investment adviser to the Internet Technologies Trust, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Mitchell Hutchins Asset Management Inc., the investment adviser to the Tactical Allocation Trust, at its offices at 51 West 52nd Street, New York, New York 10019.

By Jennison Associates LLC, the investment adviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Cohen & Steers Capital Management, Inc. at 757 3rd Avenue, NY, NY 10017

By Davis Selected Advisers, LP at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Dreyfus Corporation at its offices at 200 Part Avenue, New York, New York 10166.

By Massachusetts Financial Services Company at its offices at 500 Boylston Street, Boston, MA 02116.

By INVESCO Funds Group, Inc. at its offices at 7800 East Union Avenue, Denver, Colorado 80237.

By Lord Abbett & Co. at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Putnam Investment Management, Inc. at its offices at One Post Office Square, Boston, Massachusetts 02109.

By Allegiance Capital, Inc. at its offices at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

By Kayne Anderson Rudnick Investment Management, LLC at its offices at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

By Lazar1d Asset Management at its offices at 30 Rockfeller Plaza, New York, New York 10112-6300.

By Navellier Management, Inc. at its offices at One East Liberty, Third Floor, Reno, NV 89501.

By Rorer Asset Management, LLC at its offices at One Liberty Place, Philadelphiak PA 19103.

By Roxbury Capital Management, LLC at its offices at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401.




By Mercury Advisors at its offices at Merrill Lynch Investment Managers at 800 Scudder Mill Road, Plainsboro, NJ 08536.

by the Registrant at its principal business offices located at 73 Tremont Street, Boston, Massachusetts 02108 and 500 Boylston Street, Boston, Massachusetts 02116 or

by State Street Bank and Trust Company, the custodian for the Trust, at its offices at 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

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

ITEM 30.  UNDERTAKINGS

         Previously given.

                                    EXHIBITS


         (a)(23) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003



         (a)(24)  Form of Designation of New Names for Certain Portfolios



        (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement Between Manufacturers Investment Trust and Manufacturers Securities Services, Llc Regarding the portfolios to be Added May 1, 2003



         (i)(13) Opinion and Consent of Betsy Anne Seel, Esq. Regarding the New portfolios to be added May 1, 2003



         (j)      CONSENT OF PRICEWATERHOUSECOOPERS LLP



         (m)(1)   RULE 12B-1 PLAN FOR SERIES III



         (n)(1)   AMENDED AND RESTATED RULE 18F-3 PLAN


                                       15